     As filed with the Securities and Exchange Commission on August 13, 2003

                                        Securities Act Registration No. 811-7758


                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-effective Amendment No. _______ Post-effective Amendment No. ______
                        (Check appropriate box or boxes)

                        INVESCO INTERNATIONAL FUNDS, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                4350 South Monaco Street, Denver, Colorado 80237
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:    Copy to:

NANCY L. MARTIN, ESQUIRE                  MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1735 Market Street
Suite 100                                 51st Floor
Houston, TX 77046                         Philadelphia, PA 19103

      Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

      The title of the securities being registered is INVESCO International Blue Chip Value Fund Classes A, B, C and R. No filing fee is due in reliance on
Section 24(f) of the Investment Company Act of 1940.

(AIM LOGO)

                      AIM INTERNATIONAL CORE EQUITY FUND,
                        A PORTFOLIO OF AIM ADVISOR FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds and the AIM Funds (including your Fund).

     AMVESCAP PLC also reviewed all AIM Funds and INVESCO Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Trustees approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     The integration initiative also calls for changing the organizational structure of the AIM Funds and the INVESCO Funds. To accomplish this goal, AMVESCAP PLC has recommended that certain series portfolios of AIM Funds with few portfolios be restructured as new series portfolios of existing Delaware statutory trusts. Your Board has approved restructuring your Fund as a new series of an existing Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this restructuring. If approved, the restructuring will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent trustees of your Board believe that your interests would best be served if the AIM Funds and the INVESCO Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as trustees.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          /s/ ROBERT GRAHAM

                                          ROBERT H. GRAHAM
                                          Chairman and President

                      AIM INTERNATIONAL CORE EQUITY FUND,
                        A PORTFOLIO OF AIM ADVISOR FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of AIM International Core Equity Fund:

     We cordially invite you to attend our Special Meeting of Shareholders to:

     1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of AIM Advisor Funds ("Trust"), will be transferred to INVESCO International Blue Chip Value Fund ("Buying Fund"), an investment portfolio of INVESCO International Funds, Inc. ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of Trust.

     2. Elect 16 trustees to the Board of Trustees of Trust, each of whom will serve until his or her successor is elected and qualified.

     3. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the restructuring of your Fund and Trust's other series portfolio, AIM Real Estate Fund, as new series portfolios of AIM Investment Securities Funds, an existing open-end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of Trust.

     4. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- NANCY L. MARTIN

                                          Nancy L. Martin
                                          Secretary

August 25, 2003

                      AIM INTERNATIONAL CORE EQUITY FUND,
                                 A PORTFOLIO OF
                               AIM ADVISOR FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (800) 347-4246

                        INVESCO INTERNATIONAL BLUE CHIP
                                  VALUE FUND,
                                 A PORTFOLIO OF
                       INVESCO INTERNATIONAL FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237
                                 (800) 525-8085

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM International Core Equity Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on three Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of AIM Advisor Funds ("Trust"), with INVESCO International Blue Chip Value Fund ("Buying Fund"), an investment portfolio of INVESCO International Funds, Inc. ("Buyer") (the "Reorganization") and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of Trust.

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. If the Reorganization is approved by shareholders and consummated, the name of Buying Fund will be changed to INVESCO International Core Equity Fund.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Trustees of Trust (the "Board") has approved the Agreement and the Reorganization as being in the best interests of your Fund.

     Trust and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Trust and Buying Fund is a series of Buyer. A I M Advisors, Inc. ("AIM") serves as the investment advisor to your Fund and INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is similar to that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated July 21, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated July 21, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 31, 2003, as supplemented

August 14, 2003 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated July 31, 2003 as supplemented August 14, 2003, and the Statement of Additional Information relating to the Reorganization, dated August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining two Proposals to be voted on are: the election of 16 trustees to the Board of Trustees of Trust and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the restructuring of your Fund and Trust's other series portfolio, AIM Real Estate Fund, as new series portfolios of AIM Investment Securities Funds, an existing open end management investment company organized as a Delaware statutory trust and, in connection therewith, the sale of all of your Fund's assets and the termination of your Fund as a designated series of Trust. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as trustees of Trust and has approved the Plan.

     All three Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
       UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................    2
SUMMARY.....................................................    2
  The Reorganization........................................    2
  Comparison of Investment Objectives and Principal
     Strategies.............................................    3
  Comparison of Principal Service Providers.................    5
  Comparison of Performance.................................    5
  Comparison of Fees and Expenses...........................    5
  Comparison of Multiple Class Structures...................    6
  Comparison of Sales Charges...............................    6
  Comparison of Distribution, Purchase and Redemption
     Procedures and Exchange Rights.........................    7
  The Board's Recommendation on Proposal 1..................    7
RISK FACTORS................................................    8
  Risks Associated with Buying Fund.........................    8
  Comparison of Risks of Buying Fund and Your Fund..........    9
INFORMATION ABOUT BUYING FUND...............................   10
  Description of Buying Fund Shares.........................   10
  Management's Discussion of Fund Performance...............   10
  Financial Highlights......................................   10
  Pending Shareholder Proposals for Buying Fund.............   10
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   10
  Terms of the Reorganization...............................   10
  The Reorganization........................................   10
  Board Considerations......................................   11
  Other Terms...............................................   12
  Federal Income Tax Consequences...........................   12
  Accounting Treatment......................................   13
RIGHTS OF SHAREHOLDERS......................................   13
  General...................................................   13
  Liability of Shareholders.................................   14
  Election of Directors/Trustees; Terms.....................   14
  Removal of Directors/Trustees.............................   14
  Meetings of Shareholders..................................   15
  Liability of Directors/Trustees and Officers;
     Indemnification........................................   15
  Dissolution and Termination...............................   15
  Voting Rights of Shareholders.............................   16
  Dissenters' Rights........................................   16
  Amendments to Organization Documents......................   16
CAPITALIZATION..............................................   17
INTERESTS OF CERTAIN PERSONS................................   17
LEGAL MATTERS...............................................   18
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......   18
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   18
PROPOSAL 2 -- ELECTION OF TRUSTEES..........................   19
  Background................................................   19
  Structure of the Board of Trustees........................   19
  Nominees for Trustees.....................................   19
  The Board's Recommendation on Proposal 2..................   23
  Committees of the Board...................................   23

                                                              PAGE
                                                              ----
  Board and Committee Meeting Attendance....................   25
  Trustee's Compensation....................................   25
  Retirement Plan For Trustees..............................   25
  Deferred Compensation Agreements..........................   26
  Officers of Trust.........................................   26
  Security Ownership of Management..........................   26
  Trustee Ownership of Your Fund's Shares...................   26
PROPOSAL 3 -- APPROVAL OF THE PLAN TO RESTRUCTURE EACH
  SERIES PORTFOLIO OF TRUST AS A NEW SERIES PORTFOLIO OF AIM
  INVESTMENT SECURITIES FUNDS...............................   26
  Background................................................   26
  Reasons for the Proposed Restructuring....................   27
  What the Proposed Restructuring Will Involve..............   27
  The Federal Income Tax Consequences of the
     Restructuring..........................................   28
  Appraisal Rights..........................................   28
  AIS Compared to Trust.....................................   29
  The Board's Recommendation on Proposal 3..................   29
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   30
  Proxy Statement/Prospectus................................   30
  Time and Place of Special Meeting.........................   30
  Voting in Person..........................................   30
  Voting by Proxy...........................................   30
  Voting by Telephone or the Internet.......................   31
  Quorum Requirement and Adjournment........................   31
  Vote Necessary to Approve Each Proposal...................   31
  Proxy Solicitation........................................   32
  Other Matters.............................................   32
  Shareholder Proposals.....................................   32
  Ownership of Shares.......................................   32
INDEPENDENT PUBLIC ACCOUNTANTS..............................   32
  Fees Paid to the Auditor Related to Trust.................   33
  Fees Paid to the Auditor Not Related to Trust.............   33
EXHIBIT A -- Classes of Shares of Your Fund and Corresponding
  Classes of Shares of Buying Fund
EXHIBIT B -- Comparison of Performance of Your Fund and Buying
  Fund
EXHIBIT C -- Comparison Fee Table and Expense Example
EXHIBIT D -- Trustee Compensation Table
EXHIBIT E -- Officers of Trust
EXHIBIT F -- Security Ownership of Management
EXHIBIT G -- Trustee Ownership of Fund Shares
EXHIBIT H -- Shares Outstanding of Each Class of Your Fund on
  Record Date
EXHIBIT I -- Ownership of Shares of Your Fund
EXHIBIT J -- Ownership of Shares of Buying Fund
APPENDIX I -- Agreement and Plan of Reorganization for Your Fund
(to Effect the Reorganization)
APPENDIX II -- Prospectus of Buying Fund
APPENDIX III -- Discussion of Performance of Buying Fund
APPENDIX IV -- Agreement and Plan of Reorganization for Your Fund
  (to Effect the Restructuring)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN,

AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 86 portfolios advised by AIM and Buying Fund is one of 46 portfolios advised by INVESCO. Proposals 1 through 3 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund, including Buying Fund, is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors/trustees of the AIM Funds and the directors of the INVESCO Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/ trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of trustees of your Fund.

     You are being asked to approve Proposals 2 and 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 3, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 3, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --
                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent trustees, has determined that the Reorganization is in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund also should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Trust, a Delaware statutory trust. Buying Fund is a series of Buyer, a Maryland corporation. The Board of Directors of Buyer is soliciting the proxies of the shareholders of Buyer's series portfolios to vote on an agreement and plan of reorganization to redomesticate Buyer as a Delaware statutory trust in order to provide Buyer with greater flexibility in conducting its business operations. If approved by Buyer's shareholders, the consummation of the redomestication of Buyer as a Delaware statutory trust will occur after the consummation of the Reorganization.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Trust and Buyer will receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     If the Reorganization is approved by shareholders and consummated, the name of Buying Fund will be changed to INVESCO International Core Equity Fund.

     Your Fund and Buying Fund pursue similar investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objective or goal of Buying Fund is classified as fundamental, which means that the Board of Directors of Buyer cannot change it without shareholder approval. The investment objective of your Fund is not classified as fundamental, which means that the Board can change it without shareholder approval.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     AIM INTERNATIONAL CORE EQUITY FUND         INVESCO INTERNATIONAL BLUE CHIP VALUE FUND
                 (YOUR FUND)                                  (BUYING FUND)*
---------------------------------------------  ---------------------------------------------
                                    INVESTMENT OBJECTIVE
- high total return                            - total return through capital appreciation
                                                 and current income

                                   INVESTMENT STRATEGIES
- invests at least 80% of its assets in        - invests 80% of its net assets in equity
  equity securities, including convertible       securities of large-capitalization
  securities, of foreign companies               companies with a record of stable earnings
                                                 or dividends and a reputation for
  - foregoing investments may include            high-quality management
    investments that have economic
    characteristics similar to the fund's
    direct investments, and may include
    warrants, futures, options,
    exchange-traded funds and American
    Depositary Receipts

- invests in the securities of companies       - invests primarily in securities of foreign
  located in at least four countries outside     companies; a company is a foreign company
  of the United States                           if it has its principal business activities
                                                 outside of the United States
                                               - in determining a company's principal
                                                 business activities, the following factors
                                                 are considered:

     AIM INTERNATIONAL CORE EQUITY FUND         INVESCO INTERNATIONAL BLUE CHIP VALUE FUND
                 (YOUR FUND)                                  (BUYING FUND)*
---------------------------------------------  ---------------------------------------------
                                                 - the physical location of the company's
                                                    management personnel;
                                                 - whether more than 50% of its assets are
                                                    located outside the United States; or
                                                 - whether more than 50% of its income is
                                                    earned outside the United States

- may invest up to 20% of its total assets in  - generally invests in securities that are
  equity securities of companies located in      traded in larger, more liquid international
  developing countries, i.e. those that are      securities exchanges although some
  in the initial stages of their industrial      investments may be in smaller, emerging
  cycle                                          stock markets

- may invest up to 20% of its assets in
  investments-grade debt securities, or
  securities deemed to be comparable quality
- no corresponding strategy

- portfolio managers compare the price of a    - emphasizes bottom-up analysis:
  stock to various factors including             - performs fundamental analysis and
  shareholders' equity per share, historic          extensive research on specific stocks,
  return on equity, and the company's ability       which often includes visiting companies
  to reinvest earnings for future growth or         to meet with corporate management and to
  to pay earnings in the form of dividends;         understand the businesses
  focus on securities that have the best         - seeks to invest in companies that have
  relative value and favorable prospects for        above-average earnings growth that is
  continued growth                                  not fully reflected in the present
                                                    market price of their securities
                                                 - seeks to increase diversification by
                                                    setting maximum limits on each security
                                                    held in the portfolio
                                               - considers value criteria, which is to
                                                 consider companies that are performing well
                                                 or have solid management and products, but
                                                 whose stock prices do not reflect that
                                                 value
                                               - invests primarily in equity securities that
                                                 INVESCO believes will rise in price faster
                                                 than other securities as well as in options
                                                 and other investments whose values are
                                                 based upon the values of equity securities

---------------

* If the Reorganization is approved by shareholders of your Fund and consummated, Buying Fund's name will be changed to INVESCO International Core Equity Fund.

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                   SERVICE PROVIDERS
                       -------------------------------------------------------------------------
                             AIM INTERNATIONAL CORE            INVESCO INTERNATIONAL BLUE CHIP
                                   EQUITY FUND                           VALUE FUND
SERVICE                            (YOUR FUND)                          (BUYING FUND)
-------                -----------------------------------   -----------------------------------
Investment Advisor...  A I M Advisors, Inc.                  INVESCO Funds Group, Inc.*
                       11 Greenway Plaza, Suite 100          4350 South Monaco Street
                       Houston, Texas 77046-1173             Denver, Colorado 80237
Sub-advisor..........  INVESCO Global Asset Management       INVESCO Global Asset
                       (N.A.), Inc.                          Management (N.A.), Inc.
                       1355 Peachtree Street, N.E., Suite    1355 Peachtree Street, N.E., Suite
                       250                                   250
                       Atlanta, Georgia 30309                Atlanta, Georgia 30309
Distributor..........  A I M Distributors, Inc.              A I M Distributors, Inc.**
                       11 Greenway Plaza, Suite 100          11 Greenway Plaza, Suite 100
                       Houston, Texas 77046-1173             Houston, Texas 77046-1173
Administrator........  A I M Advisors, Inc.                  INVESCO Funds Group, Inc.***
                       11 Greenway Plaza, Suite 100          4350 South Monaco Street
                       Houston, Texas 77046-1173             Denver, Colorado 80237
Custodian............  State Street Bank and Trust Company   State Street Bank and Trust Company
Transfer Agent and
  Dividend Disbursing
  Agent..............  A I M Fund Services, Inc.             INVESCO Funds Group, Inc.****
Independent
  Auditors...........  Ernst & Young LLP                     PricewaterhouseCoopers LLP

---------------

   * If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of Buying Fund effective July 1, 2003.

 *** If the shareholders of Buying Fund approve a new investment advisory agreement with AIM, AIM will replace INVESCO as administrator for Buying Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for Buying Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Class C shares of your Fund and Investor Class shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of July 31, 2002, and Buying Fund, as of October 31, 2002, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Investor Class shares of Buying Fund are available to investors. This class is not involved in the Reorganization. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

           CLASS A                         CLASS B                         CLASS C
------------------------------  ------------------------------  ------------------------------
- subject to an initial sales   - not subject to an initial     - not subject to an initial
  charge*                         sales charge                    sales charge
- may be subject to a CDSC on   - subject to a CDSC on certain  - subject to a CDSC on certain
  redemptions made within 18      redemptions made within 6       redemptions made within 12
  months from the date of         years from the date of          months from the date of
  certain large purchases**       purchase                        purchase***

                                INVESTOR CLASS
           CLASS R              (BUYING FUND ONLY)
------------------------------  ------------------------------
- not subject to an initial     - not subject to an initial
  sales charge                    sales charge
- may be subject to a CDSC on   - not subject to a CDSC
  redemptions made within 12
  months from the date of
  certain purchases

---------------

  * Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

 ** For qualified plans investing in Class A shares of Buying Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of Buying Fund are subject to a
    CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of your Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of

Buying Fund is computed based on their original purchase price. This method of computation changes to conform to your Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of Buying Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R) and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds. It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     Shareholders of Buying Fund currently pay a 2% fee on redemptions or exchanges of Investor Class shares of Buying Fund held for three months or less, other than shares acquired through reinvestment of dividends and distributions. Shareholders of your Fund currently do not pay this 2% fee on any class of shares of your Fund. Both the Board and the Board of Directors of Buyer have approved the addition of a new 2% fee on redemptions, including redemptions by exchange, out of your Fund and Buying Fund, respectively, within 30 days of purchase. This new redemption fee, which is expected to be implemented in mid-November 2003, will be imposed on Class A shares of your Fund and Buying Fund and on Investor Class shares of Buying Fund and will be paid to your Fund or Buying Fund, as applicable. It is intended to offset the trading costs, market impact and other costs associated with short-term movements in and out of your Fund and Buying Fund. The current 2% redemption fee applicable to Investor Class shares of Buying Fund will be terminated upon the implementation of this new redemption fee.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

FOREIGN SECURITIES RISKS

     Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Buying Fund may invest up to 100% of its assets in foreign securities.

     Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of Buying Fund's investment in a security valued in the foreign currency, or based on that currency value.

     Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     Transaction Costs. The costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those associated with domestic transactions.

EMERGING MARKETS RISK

     Investments in emerging markets carry additional risks beyond those typical of investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Australia, New Zealand, and nations in Western Europe (other than Greece, Portugal, and Turkey).

     Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political, and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors -- including Buying Fund -- losing its entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

     Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

MARKET RISK

     Equity stock prices vary and may fall, thus reducing the value of Buying Fund's investments. Certain stocks selected for Buying Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.

LIQUIDITY RISK

     Buying Fund's portfolio is liquid if Buying Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK

     This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with Buying Fund.

LACK OF TIMELY INFORMATION RISK

     Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

GENERAL RISKS

     Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

     No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

     Possible Loss of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and Buying Fund will not reimburse you for any of these losses.

     Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of Buying Fund's underlying investments and changes in the equity markets as a whole.

     Not a Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. Buying Fund is designed to be only a part of your personal investment plan.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund may invest up to 20% of its assets in investment-grade debt securities, while Buying Fund does not have a corresponding investment strategy. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease.

     Buying Fund focuses on investing in companies with large capitalization, whereas your Fund may invest in companies of all sizes of capitalization. The prices of securities of smaller capitalization companies may go up and down more than the prices of larger, more established companies. In addition, securities of smaller capitalization companies may not be traded as often as securities of larger capitalization companies, and it may be more difficult to sell securities of smaller capitalization companies at a desired price.

     Your Fund may participate in the IPO market in some market cycles, while Buying Fund generally will not purchase IPOs as part of its principal investment strategy and therefore is generally not subject to the risks associated with IPOs.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Directors of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

PENDING SHAREHOLDER PROPOSALS FOR BUYING FUND

     As previously discussed, the Board of Directors of Buyer is soliciting the shareholders of Buying Fund to vote on a new investment advisory agreement between AIM and Buying Fund and an agreement and plan of reorganization to redomesticate Buyer as a Delaware statutory trust.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on October 27, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 24, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at an in-person meeting of the Board held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board determined that the Reorganization is in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 10-11, 2003.

     Over the course of the two Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that your Fund and AMVESCAP, on behalf of AIM, will each bear one half of the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Directors of Buyer consider the Reorganization at a telephone meeting of the Board of Directors held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board of Directors held on May 13-15, 2003. The Board of Directors of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Directors held on June 9, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Trust and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Trust and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Trust and Buyer shall have received an opinion from Kirkpatrick & Lockhart LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Trustees of Trust and the Board of Directors of Buyer may waive without shareholder approval any default by Trust or Buyer or any failure by Trust or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Trust nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Kirkpatrick & Lockhart LLP will render a favorable opinion to Trust and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust and Buyer upon which Kirkpatrick & Lockhart LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Buyer is a Maryland corporation. Trust is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Buyer are substantially similar to those of the trustees of Trust.

     There are, however, certain differences between the two forms of organization. The operations of Buyer, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Trust, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

     As discussed above under "Summary -- The Reorganization," if approved by Buyer's shareholders, Buyer will be redomesticated as a Delaware statutory trust after the consummation of the Reorganization. If such redomestication occurs, the discussion below of the rights of shareholders of a Maryland corporation will be inapplicable to Buyer.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Buyer have elected a majority of the directors of Buyer. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Trust have elected a majority of the trustees of Trust. Such trustees serve for the life of Trust, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Buyer may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of Buyer.

     A trustee of Trust may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Trust.

MEETINGS OF SHAREHOLDERS

     Buyer is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Buyer provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Trust is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Trust provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Trust. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Trust, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

DISSOLUTION AND TERMINATION

     Maryland law provides that Buyer may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Trust or any series or class of shares of beneficial interest in Trust may be terminated by: (1) a majority shareholder vote of Trust or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Trust or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Trust or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Buyer are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Trust or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Trust or one of its investment portfolios; (v) merger or consolidation of Trust or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Buyer reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Buyer may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Trust may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Trust, without approval of the majority of the shares of Trust. The trustees shall have the power to alter, amend or repeal the bylaws of Trust or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS A SHARES   CLASS A SHARES   CLASS A SHARES
                                              --------------   --------------   --------------
Net Assets..................................   $38,361,832       $1,943,742      $40,305,574
Shares Outstanding..........................     3,700,187          283,835        5,885,432
Net Asset Value Per Share...................   $     10.37       $     6.85      $      6.85

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                              --------------   --------------   --------------
Net Assets..................................   $14,739,640        $263,854       $15,003,494
Shares Outstanding..........................     1,468,331          38,588         2,193,857
Net Asset Value Per Share...................   $     10.04        $   6.84       $      6.84

                                                                                  PRO FORMA
                                                YOUR FUND       BUYING FUND      BUYING FUND
                                              CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                              --------------   --------------   --------------
Net Assets..................................   $33,204,871       $1,423,227      $34,628,098
Shares Outstanding..........................     3,311,320          213,287        5,192,678
Net Asset Value Per Share...................   $     10.03       $     6.67      $      6.67

                                                                                   PRO FORMA
                                              YOUR FUND         BUYING FUND       BUYING FUND
                                            CLASS R SHARES   CLASS R SHARES(1)   CLASS R SHARES
                                            --------------   -----------------   --------------
Net Assets................................     $130,034                0            $130,034
Shares Outstanding........................       12,554                0              18,987
Net Asset Value Per Share.................     $  10.36            $6.85            $   6.85

                                                          BUYING FUND    PRO FORMA BUYING
                                                            INVESTOR      FUND INVESTOR
                                                          CLASS SHARES     CLASS SHARES
                                                          ------------   ----------------
Net Assets..............................................  $36,561,648      $36,561,648
Shares Outstanding......................................    5,303,308        5,303,308
Net Asset Value Per Share...............................  $      6.89      $      6.89

---------------

(1) As of March 31, 2003, Class R shares of Buying Fund did not exist. Class R shares were added to Buying Fund in connection with the Reorganization. Class R shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Class R of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, and if the shareholders of Buying Fund do not approve a proposed new investment advisory agreement with AIM, INVESCO, as the current investment advisor of Buying Fund, will gain approximately $86.4 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which INVESCO will receive advisory fees. Exhibit C sets forth INVESCO's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, DC 20036-1221.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see "Performance Information" for more information about the performance of your Fund; (ii) see "Fund Management" for more information about the management of your Fund; (iii) see "Other Information" for more information about your Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the pricing, purchase, redemption and repurchase of shares of your Fund, tax consequences to shareholders of various transactions in shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Fund Performance" for more information about the performance of Buying Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of Buying Fund; (iii) see "Share Price" for more information about the pricing of shares of Buying Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of Buying Fund; (v) see "Dividends And Capital Gain Distributions" for more information about Buying Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the purchase, redemption and repurchase of shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Trust and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-03886. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-07758. Such Buying Fund Prospectus is incorporated herein by reference.

     Trust and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --
                              ELECTION OF TRUSTEES

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors/trustees of the AIM Funds and the independent directors of the INVESCO Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of trustees.

STRUCTURE OF THE BOARD OF TRUSTEES

     The Board currently consists of 12 persons. Ten of the current trustees are "independent," meaning they are not "interested persons" of Trust within the meaning of the 1940 Act. Two of the current trustees are "interested persons" because of their business and financial relationships with Trust and AIM, its investment advisor, and/or AIM's parent, AMVESCAP.

NOMINEES FOR TRUSTEES

     Trust's Committee on Directors/Trustees (which consists solely of independent trustees) has approved the nomination of each of the 12 current trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. In addition, the Committee on Directors/Trustees has approved the nomination of four new nominees, as set forth below, to serve as trustee until his or her successor is elected and qualified. These four new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current trustee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each nominee who is a current trustee oversees 86 portfolios which comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     Each new nominee serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each new nominee currently oversees 46 portfolios which comprise the INVESCO Funds. The business address of each new nominee is 4350 South Monaco Street, Denver, Colorado 80237.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                            TRUSTEE        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH       SINCE           DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------      -------        -----------------------         --------------------------
Frank S. Bayley -- 1939...   2001     Of Counsel, law firm of Baker &      Badgley Funds, Inc.
                                      McKenzie                             (registered investment
                                                                           company)
Bruce L.
  Crockett -- 1944........   1997     Chairman, Crockett Technology        ACE Limited (insurance
                                      Associates (technology consulting    company); Captaris, Inc.
                                      company) and Captaris, Inc.          (unified messaging
                                      (unified messaging provider)         provider)

                            TRUSTEE        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH       SINCE           DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
----------------------      -------        -----------------------         --------------------------
Albert R.
  Dowden -- 1941..........   2000     Director of a number of public and   Cortland Trust, Inc.
                                      private business corporations,       (Chairman) (registered
                                      including the Boss Group, Ltd.       investment company);
                                      (private investment and              Annuity and Life Re
                                      management) and Magellan Insurance   (Holdings), Ltd.
                                      Company; formerly President, Chief   (insurance company)
                                      Executive Officer and Director,
                                      Volvo Group North America, Inc.;
                                      Senior Vice President, AB Volvo
                                      and director of various affiliated
                                      Volvo Group companies
Edward K. Dunn,
  Jr. -- 1935.............   1998     Formerly, Chairman, Mercantile       None
                                      Mortgage Corp.; President and
                                      Chief Operating Officer,
                                      Mercantile-Safe Deposit & Trust
                                      Co.; and President, Mercantile
                                      Bankshares Corp.
Jack M. Fields -- 1952....   1997     Chief Executive Officer, Twenty      Administaff
                                      First Century Group, Inc.
                                      (government affairs company) and
                                      Texana Timber LP
Carl Frischling -- 1937...   1997     Partner, law firm of Kramer Levin    Cortland Trust, Inc.
                                      Naftalis & Frankel LLP               (registered investment
                                                                           company)
Prema
  Mathai-Davis -- 1950....   1998     Formerly, Chief Executive Officer,   None
                                      YWCA of the USA
Lewis F.
  Pennock -- 1942.........   1997     Partner, law firm of Pennock &       None
                                      Cooper
Ruth H. Quigley -- 1935...   2001     Retired                              None
Louis S. Sklar -- 1939....   1997     Executive Vice President,            None
                                      Development and Operations, Hines
                                      Interests Limited Partnership
                                      (real estate development company)

                 NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF BIRTH AND      TRUSTEE        PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST   SINCE           DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
---------------------------  -------        -----------------------         --------------------------
Robert H. Graham(1) -- 1946
  Chairman and President...   1997     Director and Chairman, A I M         None
                                       Management Group Inc. (financial
                                       services holding company); and
                                       Director and Vice Chairman,
                                       AMVESCAP PLC (parent of AIM and a
                                       global investment management firm)
                                       and Chairman, AMVESCAP PLC-AIM
                                       Division; formerly, President and
                                       Chief Executive Officer, A I M
                                       Management Group Inc.; Director,
                                       Chairman and President, A I M
                                       Advisors, Inc. (registered
                                       investment advisor); Director and
                                       Chairman, A I M Capital
                                       Management, Inc. (registered
                                       investment advisor), A I M
                                       Distributors, Inc. (registered
                                       broker dealer), A I M Fund
                                       Services, Inc. (registered
                                       transfer agent), and Fund
                                       Management Company (registered
                                       broker dealer), and Chief
                                       Executive Officer, AMVESCAP
                                       PLC-Managed Products

NAME, YEAR OF BIRTH AND       TRUSTEE        PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH TRUST    SINCE           DURING PAST 5 YEARS           OTHER DIRECTORSHIP(S) HELD
---------------------------   -------        -----------------------         --------------------------
Mark H.
  Williamson(2) -- 1951
  Executive Vice
  President.................   2003     Director, President and Chief        Director of each of the
                                        Executive Officer, A I M             ten INVESCO Funds
                                        Management Group Inc.; Director,
                                        Chairman and President, A I M
                                        Advisors, Inc. (registered
                                        investment advisor); Director,
                                        A I M Distributors, Inc.
                                        (registered broker dealer); and
                                        Chief Executive Officer of the AIM
                                        Division of AMVESCAP PLC (2003-
                                        present); formerly, Chief
                                        Executive Officer, Managed
                                        Products Division, AMVESCAP PLC
                                        (2001-2002); Chairman of the Board
                                        (1998-2002), President (1998-
                                        2002) and Chief Executive Officer
                                        (1998-2002) of INVESCO Funds
                                        Group, Inc. (registered investment
                                        advisor) and INVESCO Distributors,
                                        Inc. (registered broker dealer);
                                        Chief Operating Officer and
                                        Chairman of the Board of INVESCO
                                        Global Health Sciences Fund;
                                        Chairman and Chief Executive
                                        Officer of NationsBanc Advisors,
                                        Inc.; and Chairman of NationsBanc
                                        Investments, Inc.

---------------

(1) Mr. Graham is considered an interested person of Trust because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Trust.

(2) Mr. Williamson is considered an interested person of Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Trust.

NEW NOMINEES WHO WILL BE INDEPENDENT TRUSTEES

                                 PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH             DURING PAST 5 YEARS              OTHER DIRECTORSHIP(S) HELD
----------------------           -----------------------            --------------------------
Bob R. Baker -- 1936......  Consultant (2000-present);           None
                            formerly, President and Chief
                            Executive Officer (1988-2000) of
                            AMC Cancer Research Center,
                            Denver, Colorado; until
                            mid-December 1988, Vice Chairman
                            of the Board of First Columbia
                            Financial Corporation, Englewood,
                            Colorado; formerly, Chairman of
                            the Board and Chief Executive
                            Officer of First Columbia
                            Financial Corporation.
James T. Bunch -- 1942....  Co-President and Founder of Green,   None
                            Manning & Bunch Ltd., Denver,
                            Colorado (1988-present)
                            (investment banking firm);
                            Director and Vice President of
                            Western Golf Association and Evans
                            Scholars Foundation; Executive
                            Committee, United States Golf
                            Association; formerly, General
                            Counsel and Director of Boettcher
                            & Co., Denver, Colorado; and
                            formerly, Chairman and Managing
                            Partner, law firm of Davis, Graham
                            & Stubbs, Denver, Colorado.
Gerald J. Lewis -- 1933...  Chairman of Lawsuit Resolution       General Chemical Group, Inc.,
                            Services, San Diego, California      Hampdon, New Hampshire
                            (1987-present); formerly,            (1996-present), Wheelabrator
                            Associate Justice of the             Technologies, Inc. (waste
                            California Court of Appeals; and     management company), Fisher
                            Of Counsel, law firm of Latham &     Scientific, Inc. (laboratory
                            Watkins, San Diego, California       supplies), Henley Manufacturing,
                            (1987-1997).                         Inc., and California Coastal
                                                                 Properties, Inc.
Larry Soll,
  Ph.D. -- 1942...........  Retired; formerly, Chairman of the   Synergen Inc. (since
                            Board (1987-1994), Chief Executive   incorporation in 1982) and Isis
                            Officer (1982-1989 and 1993-1994)    Pharmaceuticals, Inc.
                            and President (1982-1989) of
                            Synergen Inc. (biotechnology
                            company); and formerly, trustee of
                            INVESCO Global Health Sciences
                            Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent trustees, unanimously recommends that you vote "FOR" these sixteen nominees.

COMMITTEES OF THE BOARD

     The Board has four standing committees: an Audit Committee, an Investments Committee, a Valuation Committee and a Committee on Directors/Trustees. These committees will remain as part of the proposed combined board.

  AUDIT COMMITTEE

     The Audit Committee is comprised entirely of independent trustees. The current members of the Audit Committee are Messrs. Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth
H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees is comprised entirely of independent trustees. The current members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Trust at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of Trust for selection as members of each committee of the Board, including, without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Trust.

     The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

     Notice procedures set forth in Trust's bylaws require that any shareholder of your Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Secretary of Trust the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the meeting and not earlier than the close of business on the 120th day prior to the meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and
(ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on Trust's books, and of such beneficial owner; and
(b) the number of shares of each series portfolio of Trust which are owned of record or beneficially by such shareholder and such beneficial owner.

  INVESTMENTS COMMITTEE

     The current members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Carl Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The current members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended July 31, 2003, the Board met thirteen times, the Audit Committee met seven times, the Committee on Directors/Trustees met five times, the Investments Committee met four times and the Valuation Committee met one time. All of the current trustees then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

TRUSTEE'S COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each trustee of Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Exhibit D.

RETIREMENT PLAN FOR TRUSTEES

     The trustees have adopted a retirement plan for the trustees of Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

     The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or
(ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received the benefits based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the plan is not secured or funded by Trust.

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustees' retirement benefits commence under the plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustees' termination of service as a trustee of Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of Trust and of each other AIM Fund from which they are deferring compensation.

OFFICERS OF TRUST

     Information regarding the current officers of Trust can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by trustees, nominees, and current executive officers of Trust can be found in Exhibit F.

TRUSTEE OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --
                              APPROVAL OF THE PLAN
                 TO RESTRUCTURE EACH SERIES PORTFOLIO OF TRUST
          AS A NEW SERIES PORTFOLIO OF AIM INVESTMENT SECURITIES FUNDS

BACKGROUND

     Trust, a Delaware statutory trust, currently is comprised of two series portfolios: your Fund and AIM Real Estate Fund. AMVESCAP has identified these two series portfolios as appropriate to be restructured as new series portfolios of AIM Investment Securities Funds, an existing open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act ("AIS").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be restructured as a new series portfolio of AIS. You are being asked to approve

Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from restructuring as a new series portfolio of AIS.

     The Board has approved the Plan, which provides for a series of transactions to restructure each of your Fund and AIM Real Estate Fund (each, a "Current Fund") as a corresponding series (a "New Fund") of AIS. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Restructuring"). A form of the Plan relating to the proposed Restructuring is set forth in Appendix IV.

     Approval of the Plan with respect to each Current Fund requires the affirmative vote of a majority of the votes cast by the shareholders of that Current Fund on Proposal 3. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy
Statement/Prospectus. The Board is soliciting the proxies of the shareholders of AIM Real Estate Fund to vote on the Plan with a separate proxy statement.

REASONS FOR THE PROPOSED RESTRUCTURING

     The Restructuring is being proposed to simplify the organizational structure and reduce the costs of the AIM Funds. The operations of each New Fund following the Restructuring will be substantially similar to those of its predecessor Current Fund. Restructuring each Current Fund as a New Fund of AIS will have the effect of consolidating the record-keeping, accounting, financial reporting and securities law compliance in a single investment company, which will in turn create greater operating efficiencies for the AIM Funds. AIS, like Trust, operates as an open-end management investment company registered with the SEC under the 1940 Act.

WHAT THE PROPOSED RESTRUCTURING WILL INVOLVE

     To accomplish the Restructuring, each New Fund has been established as a series portfolio of AIS. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of beneficial interest of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Restructuring, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Restructuring, each Current Fund will be terminated as a designated series of Trust and Trust will be terminated as a Delaware statutory trust.

     The obligations of Trust and AIS under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Restructuring by action of the Board, notwithstanding the approval of the Plan by the shareholders of either Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of either Current Fund. Trust and AIS may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of either Current Fund.

     The Plan authorizes Trust to acquire one share of each class of each New Fund and, as the sole shareholder of each New Fund prior to the Restructuring, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM that will be substantially identical to Trust's existing investment advisory agreement.

     - Approve with respect to the New Fund corresponding to AIM International Core Equity Fund a new sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.), Inc.

       that will be substantially identical to the existing sub-advisory agreement between AIM and INVESCO Global Asset Management (N.A.), Inc. for AIM International Core Equity Fund.

     - Approve with respect to each New Fund a new administrative services agreement with AIM that will be substantially identical to Trust's existing administrative services agreement.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding Current Fund.

     - Ratify the selection of Ernst & Young LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     AIS's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Trust's transfer agent for each shareholder of the Current Funds. Shares held in Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Restructuring will represent shares of the corresponding New Fund after the Restructuring. Shareholders of the New Funds will not have the right to demand or require AIS to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Restructuring.

     Assuming your approval of Proposal 3, Trust currently contemplates that the Restructuring will be consummated on October 29, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE RESTRUCTURING

     Trust and AIS will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Restructuring will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Restructuring. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Restructuring in light of their individual circumstances and as to state and local consequences, if any, of the Restructuring.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Restructuring.

AIS COMPARED TO TRUST

  GENERAL

     AIS and Trust are both Delaware statutory trusts. The operations of AIS and Trust, as Delaware statutory trusts, are governed by the terms of their respective Declarations of Trust, Amended and Restated Bylaws and applicable Delaware law.

  STRUCTURE OF AIS

     AIS is an existing statutory trust established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. AIS has established new series corresponding to and having identical designations as the series portfolios of Trust. AIS has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. AIS's fiscal year is the same as that of Trust. No New Fund will have any operations prior to the Restructuring. Initially, Trust will be the sole shareholder of each New Fund.

     As a Delaware statutory trust, AIS's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law. Certain issues relating to the form of organization of both AIS and Trust are summarized below. The operations of AIS will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES AND OFFICERS OF AIS

     Subject to the provisions of the Declaration of Trust, the business of AIS will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of AIS and Trust are identical to one another.

     Certain of the current officers of Trust, as well as certain AIM personnel, currently serve as officers of AIS and those current officers of Trust will perform the same functions on behalf of the New Funds and AIS following the Restructuring that they now perform on behalf of your Fund and Trust.

  SHARES OF AIS

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require AIS to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series.

     Your Fund currently has the classes of shares set forth in Exhibit A. AIS has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of other issues relating to the form of organization of both AIS and Trust, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain of these issues. Shareholders should refer to the provisions of the governing documents of AIS and Trust and state law directly for more details. Copies of the respective Declarations of Trust and the Amended and Restated Bylaws of Trust and AIS are available to shareholders without charge upon written request to Trust.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     Your Board, including the independent trustees, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit H. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for trustee.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Trust in writing to the address of Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposal 2 if shareholders entitled to vote one-third of the issued and outstanding shares of Trust on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposal 1. Approval of Proposal 1 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposal 1 because approval of Proposal 1 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect trustees, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 3. Approval of Proposal 3 with respect to your Fund requires the affirmative vote of a majority of the votes cast by shareholders of your Fund at the Special Meeting. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

PROXY SOLICITATION

     Trust has engaged the services of Georgeson Shareholder Communications Inc., ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $24,400. Trust expects to solicit proxies principally by mail, but Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. Your Fund and AMVESCAP, on behalf of AIM, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Trust at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Trust must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of procedures that you must follow if you want to propose an individual for nomination as a trustee, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Committees of the
Board -- Committee on Directors/Trustees."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit I.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit J.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board has appointed Ernst & Young LLP (the "Auditor") as Trust's independent public accountants for the fiscal year ending July 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The Audit Committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO TRUST

     The Auditor billed Trust (consisting of two separate series portfolios) aggregate fees for professional services rendered for the 2003 fiscal year as follows:

Audit Fees..................................................  $33,394
Financial Information Systems Design and Implementation
  Fees......................................................  $     0
All Other Fees*.............................................  $ 4,746
                                                              -------
Total Fees..................................................  $38,140

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Trust.

FEES PAID TO THE AUDITOR NOT RELATED TO TRUST

     The Auditor billed AIM aggregate fees for professional services rendered for the 2003 fiscal year to AIM, or any affiliate that provided services to Trust, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................  $     0
All Other Fees**............................................  $39,340
                                                              -------
Total Fees..................................................  $39,340

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provides support for the operations of Trust. All Other Fees include services relating to tax services and research on accounting consultations. The services performed for your Fund's advisor and related entities benefit many legal entities of AIM, including many sister funds within the investment company complex.

                                   EXHIBIT A

       CLASSES OF SHARES OF YOUR FUND          CORRESPONDING CLASSES OF SHARES OF BUYING FUND
       ------------------------------          ----------------------------------------------
               Class A shares                                 Class A shares
               Class B shares                                 Class B shares
               Class C shares                                 Class C shares
               Class R shares                                 Class R shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

AIM INTERNATIONAL CORE EQUITY FUND (YOUR FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS

     The following bar chart shows changes in the performance of the fund's Class C shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................   20.99%
1997...................................................................   12.98%
1998...................................................................   10.38%
1999...................................................................   21.64%
2000...................................................................  -10.98%
2001...................................................................  -16.80%

     The Class C shares' year-to-date total return as of September 30, 2002 was -17.78%.

     During the periods shown in the bar chart, the highest quarterly return was 18.48% (quarter ended December 31, 1999) and the lowest quarterly return was -16.70% (quarter ended September 30, 1998).

  PERFORMANCE TABLE

     The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

  Average Annual Total Returns (for the periods ended December 31, 2001)

                                               SINCE           INCEPTION
                        1 YEAR    5 YEARS    INCEPTION           DATE
                        -------   -------   ------------     -------------
Class C                                                        05/01/95
  Return Before
     Taxes............  (17.63)    2.36         6.40
MSCI EAFE(1)..........  (21.44)    0.89         2.34(2)        04/30/95(2)
  (reflects no
     deduction for
     fees, expenses or
     taxes)

---------------

(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 20 developed countries.

(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

INVESCO INTERNATIONAL BLUE CHIP VALUE FUND (BUYING FUND)

     Performance information in the bar chart below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class shares actual yearly performance (commonly known as its "total return") for the years ended December 31 since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares for various periods ended December 31, 2002 compared to the MSCI-EAFE Index.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

              INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1)(2)

1999........................................................   23.43%
2000........................................................  (12.11)%
2001........................................................  (16.32)%
2002........................................................  (11.80)%


Best Calendar Qtr. 12/99 21.27%
Worst Calendar Qtr. 9/02 (20.69%)

                                                                AVERAGE ANNUAL TOTAL
                                                                       RETURN
                                                                   AS OF 12/31/02
                                                              ------------------------
                                                              1 YEAR   SINCE INCEPTION
                                                              ------   ---------------
International Blue Chip Value Fund(1)
  Return Before Taxes.......................................  (11.80)%      (3.74)%(2)
  Return After Taxes on Distributions.......................  (11.80)%      (4.50)%(2)
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................   (7.25)%      (5.02)%(2)
MSCI-EAFE Index(4) (reflects no deduction for fees,
  expenses, or taxes).......................................  (15.66)%      (5.34)%(2)

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) The Fund (Investor Class shares) commenced investment operations on October 28, 1998. Index comparison begins on October 31, 1998.

(3) The MSCI-EAFE Index is an unmanaged index that shows the performance of common stocks for European/Australasia/Far East Stock Markets. Please keep in mind that the Index does not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

                                   EXHIBIT C

                   COMPARISON FEE TABLE AND EXPENSES EXAMPLE

FEE TABLE

    This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, and Class R shares of AIM International Core Equity Fund ("Selling Fund"), and of Class A, Class B, Class C, and Investor Class shares of INVESCO International Blue Chip Value Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                SELLING FUND                                 BUYING FUND
                                               (AS OF 7/31/02)                             (AS OF 10/31/02)
                                  -----------------------------------------   ------------------------------------------
                                                                                                                INVESTOR
                                  CLASS A       CLASS B   CLASS C   CLASS R   CLASS A       CLASS B   CLASS C    CLASS
                                  SHARES        SHARES    SHARES    SHARES    SHARES        SHARES    SHARES     SHARES
                                  -------       -------   -------   -------   -------       -------   -------   --------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering
  price)........................   5.50%         None      None      None      5.50%         None      None       None
Maximum Deferred Sales Charge
(Load)(1).......................   None(2)(3)    5.00%     1.00%     None(4)   None(2)(5)    5.00%     1.00%      None
ANNUAL FUND OPERATING
EXPENSES(6)
(expenses that are deducted from
fund assets)
Management Fees.................   1.00%         1.00%     1.00%     1.00%     0.75%         0.75%     0.75%      0.75%
Distribution and/or Service
  (12b-1) Fees(7)...............   0.35%         1.00%     1.00%     0.50%     0.35%         1.00%     1.00%      0.25%
Other Expenses(8)...............   0.48%         0.48%     0.48%     0.48%     0.38%         0.85%     1.77%      0.99%
Total Annual Fund Operating
  Expenses(9)...................   1.83%         2.48%     2.48%     1.98%     1.48%         2.60%     3.52%      1.99%
Fee Waivers.....................   None          None      None      None      None          None      0.77%      None
Net Expenses....................   1.83%         2.48%     2.48%     1.98%     1.48%         2.60%     2.75%      1.99%

                                                      BUYING FUND
                                                   PRO FORMA COMBINED
                                                    (AS OF 10/31/02)
                                  ----------------------------------------------------
                                                                              INVESTOR
                                  CLASS A       CLASS B   CLASS C   CLASS R    CLASS
                                  SHARES        SHARES    SHARES    SHARES     SHARES
                                  -------       -------   -------   -------   --------
SHAREHOLDER FEES
(fees paid directly from your
investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering
  price)........................   5.50%         None      None      None       None
Maximum Deferred Sales Charge
(Load)(1).......................   None(2)(5)    5.00%     1.00%     None(4)    None
ANNUAL FUND OPERATING
EXPENSES(6)
(expenses that are deducted from
fund assets)
Management Fees.................   0.75%         0.75%     0.75%     0.75%      0.75%
Distribution and/or Service
  (12b-1) Fees(7)...............   0.35%         1.00%     1.00%     0.50%      0.25%
Other Expenses(8)...............   0.65%         0.85%     0.49%     1.13%      0.93%
Total Annual Fund Operating
  Expenses(9)...................   1.75%         2.60%     2.24%     2.38%      1.93%
Fee Waivers.....................   None          None      None      0.13%      None
Net Expenses....................   1.75%         2.60%     2.24%     2.25%      1.93%

---------------

(1) For Selling Fund, calculated as a percentage of original purchase price or redemption proceeds, whichever is less. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price.

(2) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(3) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(4) If you are a retirement plan participant, you may pay a 0.75% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(5) For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

(6) There is no guarantee that actual expenses will be the same as those shown in the table.

(7) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(8) Other Expenses for Selling Fund have been restated to reflect expense arrangements in effect as of March 4, 2002. Other Expenses for Buying Fund's Class A and Class B shares are based on estimated expenses for the current fiscal year.

(9) INVESCO has contractually agreed to waive fees and bear any expenses on Buying Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases due to expense offset arrangements, if any) to 2.10%, 2.75% and 2.75% on Class A, Class B and Class C shares, respectively. Further, upon closing of the reorganization, the contractual limitation for Class B shares will change from 2.75% to 2.68% and Class R shares will be limited to 2.25%. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases due to expense offset arrangements, if any) to 2.00% on Investor Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and Buying Fund if such reimbursement does not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.....  $726   $1,094   $1,486   $2,580
  Assuming no redemption............................  $726   $1,094   $1,486   $2,580
Class B shares
  Assuming complete redemption at end of
     period(2)(3)...................................  $751   $1,073   $1,521   $2,656
  Assuming no redemption(3).........................  $251   $  773   $1,321   $2,656
Class C shares
  Assuming complete redemption at end of
     period(2)......................................  $351   $  773   $1,321   $2,816
  Assuming no redemption............................  $251   $  773   $1,321   $2,816
Class R shares
  Assuming complete redemption at end of period.....  $201   $  621   $1,068   $2,306
  Assuming no redemption............................  $201   $  621   $1,068   $2,306
BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.....  $692   $  992   $1,313   $2,221
  Assuming no redemption............................  $692   $  992   $1,313   $2,221
Class B shares
  Assuming complete redemption at end of
     period(2)(3)...................................  $763   $1,108   $1,580   $2,661
  Assuming no redemption(3).........................  $263   $  808   $1,380   $2,661
Class C shares
  Assuming complete redemption at end of
     period(2)......................................  $378   $  933   $1,691   $3,687
  Assuming no redemption............................  $278   $  933   $1,691   $3,687
Investor Class shares
  Assuming complete redemption at end of period.....  $202   $  624   $1,073   $2,317
  Assuming no redemption............................  $202   $  624   $1,073   $2,317

                                                      ONE    THREE     FIVE     TEN
                                                      YEAR   YEARS    YEARS    YEARS
                                                      ----   ------   ------   ------
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.....  $718   $1,071   $1,447   $2,499
  Assuming no redemption............................  $718   $1,071   $1,447   $2,499
Class B shares
  Assuming complete redemption at end of
     period(2)(3)...................................  $763   $1,108   $1,580   $2,728
  Assuming no redemption(3).........................  $263   $  808   $1,380   $2,728
Class C shares
  Assuming complete redemption at end of
     period(2)......................................  $327   $  700   $1,200   $2,575
  Assuming no redemption............................  $227   $  700   $1,200   $2,575
Class R shares
  Assuming complete redemption at end of period.....  $228   $  730   $1,259   $2,706
  Assuming no redemption............................  $228   $  730   $1,259   $2,706
Investor Class shares
  Assuming complete redemption at end of period.....  $196   $  606   $1,042   $2,254
  Assuming no redemption............................  $196   $  606   $1,042   $2,254

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of Trust who was not affiliated with AIM during the year ended December 31, 2002:

                              AGGREGATE                                                 TOTAL
                             COMPENSATION   RETIREMENT BENEFITS   ESTIMATED ANNUAL   COMPENSATION
                                 FROM         ACCRUED BY ALL       BENEFITS UPON     FROM ALL AIM
NAME OF TRUSTEE                TRUST(1)        AIM FUNDS(2)        RETIREMENT(3)       FUNDS(4)
---------------              ------------   -------------------   ----------------   ------------
Frank S. Bayley............     $1,491           $142,800             $90,000          $150,000
Bruce L. Crockett..........      1,904             50,132              90,000           149,000
Owen Daly II(5)............        840             40,045              75,000               -0-
Albert R. Dowden...........      1,904             57,955              90,000           150,000
Edward K. Dunn, Jr.........      1,904             94,149              90,000           149,000
Jack M. Fields.............      1,897             29,153              90,000           153,000
Carl Frischling(6).........      1,897             74,511              90,000           150,000
Prema Mathai-Davis.........      1,904             33,931              90,000           150,000
Lewis F. Pennock...........      1,953             54,802              90,000           154,000
Ruth H. Quigley............      1,498            142,502              90,000           153,000
Louis S. Sklar.............      1,953             78,500              90,000           153,000

---------------

(1) Amounts shown are based on the fiscal year ended July 31, 2002. The total amount of compensation deferred by all trustees of Trust during the fiscal year ended July 31, 2002, including earnings, was $10,027.

(2) During the fiscal year ended July 31, 2002, the total amount of expenses allocated to Trust in respect of such retirement benefits was $219.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of 17 registered investment companies advised by AIM.

(5) Mr. Daly was a trustee until December 31, 2001, when he retired.

(6) During the fiscal year ended July 31, 2002, Trust paid $6,079 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of Trust. Mr. Frischling is a partner of such firm.

                                   EXHIBIT E

                               OFFICERS OF TRUST

     The following table provides information with respect to the current officers of Trust. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Trust is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, YEAR OF BIRTH AND             OFFICER
POSITION(S) HELD WITH TRUST          SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------         -------         -------------------------------------------
Robert H. Graham -- 1946
  Chairman and President..........   1997     Director and Chairman, A I M Management Group Inc.
                                              (financial services holding company); and Director and
                                              Vice Chairman, AMVESCAP PLC (parent of AIM and a global
                                              investment management firm) and Chairman, AMVESCAP
                                              PLC-AIM Division; formerly, President and Chief
                                              Executive Officer, A I M Management Group Inc.;
                                              Director, Chairman and President, A I M Advisors, Inc.
                                              (registered investment advisor); Director and Chairman,
                                              A I M Capital Management, Inc. (registered investment
                                              advisor), A I M Distributors, Inc. (registered broker
                                              dealer), A I M Fund Services, Inc. (registered transfer
                                              agent), and Fund Management Company (registered broker
                                              dealer); and Chief Executive Officer, AMVESCAP
                                              PLC-Managed Products
Mark H. Williamson -- 1951
  Executive Vice President........   2003     Director, President and Chief Executive Officer, A I M
                                              Management Group Inc.; Director, Chairman and
                                              President, A I M Advisors, Inc. (registered investment
                                              advisor); Director, A I M Distributors, Inc.
                                              (registered broker dealer); and Chief Executive Officer
                                              of the AIM Division of AMVESCAP PLC (2003-present);
                                              formerly, Chief Executive Officer, Managed Products
                                              Division, AMVESCAP PLC (2001-2002); Chairman of the
                                              Board (1998-2002), President (1998-2002) and Chief
                                              Executive Officer (1998-2002) of INVESCO Funds Group,
                                              Inc. (registered investment advisor) and INVESCO
                                              Distributors, Inc. (registered broker dealer); Chief
                                              Operating Officer and Chairman of the Board of INVESCO
                                              Global Health Sciences Fund; Chairman and Chief
                                              Executive Officer of NationsBanc Advisors, Inc.; and
                                              Chairman of NationsBanc Investments, Inc.
Kevin M. Carome -- 1956
  Senior Vice President...........   2003     Director, Senior Vice President and General Counsel,
                                              A I M Management Group Inc. (financial services holding
                                              company) and A I M Advisors, Inc.; and Vice President,
                                              A I M Capital Management, Inc., A I M Distributors,
                                              Inc. and A I M Fund Services, Inc.; Director, Vice
                                              President and General Counsel, Fund Management Company
Gary T. Crum -- 1947
  Senior Vice President...........   1997     Director, Chairman and Director of Investments, A I M
                                              Capital Management, Inc.; Director and Executive Vice
                                              President, A I M Management Group, Inc.; Director and
                                              Senior Vice President, A I M Advisors, Inc.; and
                                              Director, A I M Distributors, Inc. and AMVESCAP PLC;
                                              formerly Chief Executive Officer and President, A I M
                                              Capital Management, Inc.

NAME, YEAR OF BIRTH AND             OFFICER
POSITION(S) HELD WITH TRUST          SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------------         -------         -------------------------------------------
Robert G. Alley -- 1948
  Vice President..................   1997     Managing Director and Chief Fixed Income Officer, A I M
                                              Capital Management, Inc. and Vice President, A I M
                                              Advisors, Inc.
Stuart W. Coco -- 1955
  Vice President..................   1997     Managing Director and Chief Research Officer -- Fixed
                                              Income, A I M Capital Management, Inc.; and Vice
                                              President, A I M Advisors, Inc.
Melville B. Cox -- 1943
  Vice President..................   1997     Vice President and Chief Compliance Officer, A I M
                                              Advisors, Inc. and A I M Capital Management, Inc.; and
                                              Vice President, A I M Fund Services, Inc.
Karen Dunn Kelley -- 1960
  Vice President..................   1997     Senior Vice President, A I M Capital Management, Inc.;
                                              Director and President, Fund Management Company; and
                                              Vice President, A I M Advisors, Inc.
Edgar M. Larsen -- 1940
  Vice President..................   1999     Vice President, A I M Advisors, Inc.; and President,
                                              Chief Executive Officer and Chief Investment Officer,
                                              A I M Capital Management, Inc.
Dana R. Sutton -- 1959
  Vice President and Treasurer....   1997     Vice President and Fund Treasurer, A I M Advisors, Inc.
Nancy L. Martin -- 1957
  Secretary.......................   2003     Vice President, A I M Advisors, Inc.; and Vice
                                              President and General Counsel, A I M Capital
                                              Management, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Trust, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of beneficial interest of each class of each series portfolio of Trust by the trustees, nominees, and current executive officers of Trust.

                                                                           NUMBER OF SHARES
                                                                          OWNED BENEFICIALLY
                                                    SERIES AND CLASS   AND PERCENTAGE OF CLASS*
                                                    ----------------   ------------------------
Frank S. Bayley...................................
Bruce L. Crockett.................................
Albert R. Dowden..................................
Edward K. Dunn, Jr. ..............................
Jack M. Fields....................................
Carl Frischling...................................
Robert H. Graham..................................
Prema Mathai-Davis................................
Lewis F. Pennock..................................
Ruth H. Quigley...................................
Louis S. Sklar....................................
Mark H. Williamson................................
Bob R. Baker......................................
James T. Bunch....................................
Gerald J. Lewis...................................
Larry Soll, Ph.D. ................................
Kevin M. Carome...................................
Gary T. Crum......................................
Robert G. Alley...................................
Stuart W. Coco....................................
Melville B. Cox...................................
Karen Dunn Kelley.................................
Edgar M. Larsen...................................
Dana R. Sutton....................................
Nancy L. Martin...................................

---------------

* To the best knowledge of Trust, the ownership of shares of each series portfolio of Trust by trustees, nominees, and current executive officers of Trust as a group constituted less than 1% of each class of each series portfolio of Trust as of July 25, 2003.

                                   EXHIBIT G

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex:

                                                                      AGGREGATE DOLLAR RANGE OF
                                                                      EQUITY SECURITIES IN ALL
                                                                        REGISTERED INVESTMENT
                                                   DOLLAR RANGE OF      COMPANIES OVERSEEN BY
                                                  EQUITY SECURITIES   TRUSTEE IN THE AIM FUNDS
NAME OF TRUSTEE                                     IN YOUR FUND             COMPLEX(1)
---------------                                   -----------------   -------------------------
INTERESTED TRUSTEES
Robert H. Graham................................        None                  Over $100,000
Mark H. Williamson..............................        None              $10,001 - $50,000
INDEPENDENT TRUSTEES
Frank S. Bayley.................................        None              $10,001 - $50,000
Bruce L. Crockett...............................        None                   $1 - $10,000
Albert R. Dowden................................        None             $50,001 - $100,000
Edward K. Dunn, Jr.(1)..........................        None                  Over $100,000
Jack M. Fields(1)...............................        None                  Over $100,000
Carl Frischling(1)..............................        None                  Over $100,000
Prema Mathai-Davis(1)...........................        None                  Over $100,000
Lewis F. Pennock................................        None             $50,001 - $100,000
Ruth H. Quigley.................................        None                   $1 - $10,000
Louis S. Sklar(1)...............................        None                  Over $100,000
INDEPENDENT NOMINEES
Bob R. Baker....................................        None                           None
James T. Bunch..................................        None                           None
Gerald J. Lewis.................................        None                           None
Larry Soll, Ph.D. ..............................        None                           None

---------------

(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   EXHIBIT H

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

CLASS A SHARES

     [Add]

CLASS B SHARES

     [Add]

CLASS C SHARES

     [Add]

CLASS R SHARES

     [Add]

                                   EXHIBIT I

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------

---------------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT J

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                    NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                  CLASS OF SHARES        OWNED             RECORD*
----------------                                  ---------------   ----------------   ----------------

---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                      AIM INTERNATIONAL CORE EQUITY FUND,

                            A SEPARATE PORTFOLIO OF

                               AIM ADVISOR FUNDS

                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series.......................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-8
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11

                                                                                PAGE
                                                                                ----
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-14

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-15
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-16
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-16
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-18

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-19
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19
SECTION 8.10.     Notices.....................................................  I-19
SECTION 8.11.     Representations by Seller Investment Adviser................  I-20
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-20
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20

Exhibit A        Excluded Liabilities of Selling Fund
Schedule 2.1     Classes of Shares of Selling Fund and Corresponding Classes
                 of Shares of Buying Fund
Schedule 3.4     Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)  Permitted Restructurings and Redomestications of Funds
Schedule 4.4     Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)  Portfolios of Buyer
Schedule 4.5(b)  Classes of Shares of Buying Fund and Number of Shares of
                 Each Class Buyer is Authorized to Issue
Schedule 5.1     Permitted Combinations of Funds
Schedule 6.2(f)  Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among AIM Advisor Funds, a Delaware statutory trust ("Seller"), acting on behalf of AIM International Core Equity Fund ("Selling Fund"), a separate series of Seller, INVESCO International Funds, Inc., a Maryland corporation ("Buyer"), acting on behalf of INVESCO International Blue Chip Value Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Delaware Statutory Trust Act and the Maryland General Corporation Law.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means INVESCO International Funds, Inc., a Maryland corporation.

     "Buyer Counsel" means Kirkpatrick & Lockhart LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means INVESCO Funds Group, Inc.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-07758.

     "Buying Fund" means INVESCO International Blue Chip Value Fund, a separate series of Buyer.

     "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Buying Fund for the period ended April 30, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means October 27, 2003, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means AIM Advisor Funds, a Delaware statutory trust.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means A I M Advisors, Inc.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-03886.

     "Selling Fund" means AIM International Core Equity Fund, a separate series of Seller.

     "Selling Fund Auditors" means Ernst & Young LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended July 31, 2002 and the unaudited financial statements of Selling Fund for the period ended January 31, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement and, in connection therewith, the sale of all of Selling Fund's assets and the termination of Selling Fund as a designated series of Seller.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated; provided, however, that the termination of Selling Fund as a designated series of Seller shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement and, in connection therewith, the sale of all of Selling Fund's assets and the termination of Selling Fund as a designated series of Seller.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the

Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. Selling Fund and AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall each, respectively, bear one half of the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement and, in connection therewith, the sale of all of Selling Fund's assets and the termination of Selling Fund as a designated series of Seller. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund. Buyer further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Seller in his or her capacity as an officer of Seller intending to bind Seller as provided herein, and that no officer, trustee or shareholder of Seller shall be personally liable for the liabilities or obligation of Seller incurred hereunder. Finally, Buyer acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Agreement shall be enforceable against the assets of Selling Fund only and not against the assets of Seller generally or assets belonging to any other series of Seller.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

              AIM Advisor Funds
              11 Greenway Plaza, Suite 100
              Houston, Texas 77046-1173
              Attn: Kevin M. Carome
              with a copy to:

              Ballard Spahr Andrews & Ingersoll, LLP
              1735 Market Street, 51st Floor
              Philadelphia, PA 19103-7599
              Attn: Martha J. Hays

          (b) If to Buyer:

              INVESCO International Funds, Inc.
              4350 South Monaco Street
              Denver, Colorado 80237
              Attn: Glen A. Payne
              with a copy to:

              Kirkpatrick & Lockhart LLP
              1800 Massachusetts Avenue N.W., 2nd Floor
              Washington, D.C. 20036-1800
              Attn: Clifford J. Alexander

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          AIM ADVISOR FUNDS, acting on behalf of
                                          AIM INTERNATIONAL CORE EQUITY FUND

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          INVESCO INTERNATIONAL FUNDS, INC.,
                                          acting on behalf of
                                          INVESCO INTERNATIONAL BLUE CHIP VALUE
                                          FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
             CLASSES OF SHARES OF SELLING FUND                 SHARES OF BUYING FUND
             ---------------------------------                ------------------------
Class A shares..............................................       Class A shares
Class B shares..............................................       Class B shares
Class C shares..............................................       Class C shares
Class R shares..............................................       Class R shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                             CORRESPONDING NEW FUNDS
-------------                                             -----------------------
AIM ADVISOR FUNDS.............................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                      (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund............  AIM International Core Equity Fund
AIM Real Estate Fund..........................  AIM Real Estate Fund


AIM INTERNATIONAL FUNDS, INC. ................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
AIM European Growth Fund......................  AIM European Growth Fund


INVESCO BOND FUNDS, INC. .....................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund.......................  INVESCO High Yield Fund
INVESCO Select Income Fund....................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund....................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund.......  INVESCO U.S. Government Securities Fund


INVESCO COMBINATION STOCK & BOND FUNDS,
  INC. .......................................  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund.........................  INVESCO Balanced Fund
INVESCO Total Return Fund.....................  INVESCO Total Return Fund


INVESCO COUNSELOR SERIES FUNDS, INC. .........  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund........................  INVESCO Advantage Fund


INVESCO INTERNATIONAL FUNDS, INC. ............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
INVESCO European Fund.........................  INVESCO European Fund
INVESCO International Blue Chip Value Fund....  INVESCO International Blue Chip Value Fund


INVESCO MONEY MARKET FUNDS, INC. .............  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund....................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund...................  INVESCO Tax-Free Money Fund


INVESCO SECTOR FUNDS, INC. ...................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund...........................  INVESCO Energy Fund
INVESCO Financial Services Fund...............  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund..........  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund.......................  INVESCO Technology Fund
INVESCO Telecommunications Fund...............  INVESCO Telecommunications Fund
INVESCO Utilities Fund........................  INVESCO Utilities Fund


INVESCO STOCK FUNDS, INC. ....................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                          (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund...........................  INVESCO Growth Fund
INVESCO Growth & Income Fund..................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund.....................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

INVESCO European Fund

INVESCO International Blue Chip Value Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................           100,000,000
Class B shares..............................................           100,000,000
Class C shares..............................................           100,000,000
Class R shares..............................................            [        ]
Investor Class shares.......................................           100,000,000

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

PROSPECTUS | JULY 31, 2003

--------------------------------------------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
--------------------------------------------------------------------------------

INVESCO INTERNATIONAL FUNDS, INC.
(FORMERLY, INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.)

INVESCO EUROPEAN FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESTOR INTERNATIONAL BLUE CHIP VALUE FUND--INVESTOR CLASS, CLASS A, B, C,
  AND R

TWO MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING INVESTMENT OPPORTUNITIES
OVERSEAS.

THE INVESTOR CLASS SHARES OFFERED BY THIS PROSPECTUS ARE OFFERED ONLY TO GRANDFATHERED INVESTORS. PLEASE SEE THE SECTION OF THE PROSPECTUS ENTITLED "HOW TO BUY SHARES."

CLASS A, B, AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES. CLASS K AND CLASS R SHARES ARE SOLD TO QUALIFIED RETIREMENT PLANS, RETIREMENT SAVINGS PROGRAMS, EDUCATIONAL SAVINGS PROGRAMS, AND WRAP PROGRAMS PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks...............3
Fund Performance......................................4
Fees And Expenses.....................................6
Investment Risks......................................9
Principal Risks Associated With The Funds.............9
Temporary Defensive Positions........................11
Fund Management......................................11
Portfolio Managers...................................12
Potential Rewards....................................12
Share Price..........................................13
How To Buy Shares....................................14
Your Account Services................................21
How To Sell Shares...................................22
Taxes................................................25
Dividends And Capital Gain Distributions.............25
Financial Highlights.................................27

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations

                           [INVESCO ICON] INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management and sale of the Funds.

This Prospectus contains important information about the Funds' Investor Class, Class A, B, C, and, if applicable, K and R shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K and R shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K and R shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). Each of the Fund's classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares."

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO
--------------------------------------------------------------------------------
[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

FACTORS COMMON TO BOTH FUNDS

European Fund seeks capital appreciation and International Blue Chip Value Fund seeks total return. They are aggressively managed. They invest primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities.

Each Fund has a specific investment objective and strategy. The Funds invest primarily in securities of foreign companies. We define a "foreign" company as one that has its principal business activities outside of the United States. Since many companies do business all over the world, including in the United States, we look at several factors to determine where a company's principal business activities are located, including:

o The physical location of the company's management personnel; and
o Whether more than 50% of its assets are located outside the United States; or
o Whether more than 50% of its income is earned outside the United States.

European Fund combines bottom-up and top-down analysis to select securities for its portfolio. International Blue Chip Value Fund emphasizes bottom-up analysis.

BOTTOM-UP: For both Funds, we perform fundamental analysis and extensive research on specific stocks, which often includes visiting companies to meet with corporate management and understand the businesses. We seek to invest in companies that have above-average earnings growth that we believe is not fully reflected in the present market price of their securities. Also, we seek to increase diversification by setting maximum limits on each security held in the portfolio. International Blue Chip Value Fund also considers value criteria. This means that we consider companies that are performing well or have solid management and products, but whose stock prices do not reflect that value.

TOP-DOWN: Our regional and country equity teams look at broad global economic trends and other factors that can affect markets. On a country-by-country basis, anticipated political and currency stability are also considered. Using this analysis, we decide how much the European Fund will invest in each country and equity market sector. Minimum and maximum weightings for both countries and sectors are used to develop portfolio diversification.

In some cases, our local presence and fundamental research may provide investment insights into specific opportunities and risks involved in each country or region. This analysis is particularly important for investments in "emerging" markets -- those countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging countries generally are considered to include every nation in the world EXCEPT the United States, Canada, Japan, Australia, New Zealand, and the nations in Western Europe (other than Greece, Portugal, and Turkey). In general, investments in emerging markets have a higher degree of risk than investments in more established markets.

Other principal risks involved in investing in the Funds are market, liquidty, counterparty, and lack of timely information risks. These risks are described and discussed later in this Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Funds." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any other mutual fund, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON]  INVESCO EUROPEAN FUND--INVESTOR CLASS, CLASS A, B, C, AND K

The Fund seeks capital appreciation. It normally invests 80% of its net assets in equity securities of companies located in Western Europe. We prefer companies with proven track records that are strongly managed. Although the Fund invests predominately in mid- and large-capitalization stocks, it also will hold positions in small-cap stocks.

[KEY ICON]  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND--INVESTOR CLASS, CLASS A,
            B, C, AND R

The Fund seeks total return through capital appreciation and current income. The Fund normally invests 80% of its net assets in equity securities of large-capitalization companies with a record of stable earnings or dividends and a reputation for high-quality management. Although some of its investments may be in smaller, emerging stock markets, the Fund generally invests in securities that are traded in larger, more liquid international securities exchanges.

[GRAPH ICON]  FUND PERFORMANCE

Performance information in the bar charts below is that of the Funds' Investor Class shares which has the longest operating history of the Funds' classes. Information included in the table is that of Investor Class, Class C, and, if applicable, Class K shares. Performance information for Class A, B, and R shares is not shown in the table as those classes do not yet have a full calendar year of performance. Investor Class and Class A, B, C, K, and R returns would be similar because all classes of shares invest in the same portfolio of securities. The returns of the classes would differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds' Investor Class actual yearly performance (commonly known as their "total return") for the years ended December 31 over the past decade or since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25%, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class shares, and the pre-tax average annual total returns of Class C shares, and, if applicable, Class K shares for various periods ended December 31, 2002 compared to the MSCI-Europe Index or the MSCI-EAFE Index. The after-tax returns are shown only for Investor Class shares. After-tax returns for other classes offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns are not relevant.

The information in the charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

--------------------------------------------------------------------------------
                          EUROPEAN FUND--INVESTOR CLASS
                          ACTUAL ANNUAL TOTAL RETURN(1)
================================================================================
                                [GRAPH OMITTED]

'93     '94    '95    '96     '97     '98     '99     '00      '01      '02
24.60% (3.05%) 19.19% 29.68%  15.15%  32.93%  37.50%  (19.46%) (36.57%) (31.44%)
--------------------------------------------------------------------------------
Best Calendar Qtr.      12/99   46.53%
Worst Calendar Qtr.      9/02  (25.77%)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND--
                                 INVESTOR CLASS
                       ACTUAL ANNUAL TOTAL RETURN(1),(2)
================================================================================
                                [GRAPH OMITTED]

                     1999            2000            2001            2002
                     23.43%          (12.11%)        (16.32%)        (11.80%)
--------------------------------------------------------------------------------
Best Calendar Qtr.      12/99   21.27%
Worst Calendar Qtr.      9/02  (20.69%)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL TOTAL RETURN(3)
                                                                               AS OF 12/31/02
------------------------------------------------------------------------------------------------------
                                                                                         10 YEARS OR
                                                               1 YEAR      5 YEARS     SINCE INCEPTION

INVESTOR CLASS
European Fund(1)
Return Before Taxes                                             (31.44%)      (8.53%)       3.25%
Return After Taxes on Distributions                             (31.44%)      (9.42%)       1.57%
Return After Taxes on Distributions and Sale of Fund Shares     (19.31%)      (6.18%)       2.69%

MSCI-Europe Index(4)
(reflects no deduction for fees, expenses, or taxes)            (18.09%)      (1.96%)       8.33%

International Blue Chip Value Fund(1)
Return Before Taxes                                             (11.80%)        N/A       (3.74%)(2)
Return After Taxes on Distributions                             (11.80%)        N/A       (4.50%)(2)
Return After Taxes on Distributions and Sale of Fund Shares      (7.25%)        N/A       (5.02%)(2)

------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL TOTAL RETURN(3)
                                                                               AS OF 12/31/02
------------------------------------------------------------------------------------------------------
                                                                                         10 YEARS OR
                                                               1 YEAR      5 YEARS     SINCE INCEPTION
MSCI-EAFE Index(4)
(reflects no deduction for fees, expenses, or taxes)            (15.66%)        N/A       (5.34%)(2)

CLASS C-RETURN BEFORE TAXES(INCLUDING CDSC)
European Fund(1)                                                (34.76%)        N/A       (36.30%)(5)
MSCI-Europe Index(4)
(reflects no deduction for fees, expenses, or taxes)            (18.09%)        N/A       (15.60%)(5)
International Blue Chip Value Fund(1)                           (13.95%)        N/A       (13.18%)(5)
MSCI-EAFE Index(4)
(reflects no deduction for fees, expenses, or taxes)            (15.66%)        N/A       (16.77%)(5)

CLASS K-RETURN BEFORE TAXES
European Fund(1)                                                (31.76%)        N/A       (33.92%)(6)
MSCI-Europe Index(4)
(reflects no deduction for fees, expenses, or taxes)            (18.09%)        N/A       (15.52%)(6)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.

(2) The Fund (Investor Class shares) commenced investment operations on October 28, 1998. Index comparison begins on October 31, 1998.

(3) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B were reflected, returns would be lower than those shown.

(4) The MSCI-Europe Index and MSCI-EAFE Index are unmanaged indexes that show the performance of common stocks for European and European/Australasia/Far East Stock Markets, respectively. Please keep in mind that the Indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

(5) Since inception of Class C shares on February 15, 2000. Index comparison begins on February 29, 2000.

(6) Since inception of Class K shares on December 14, 2000. Index comparison begins on November 30, 2000.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, Class K, or R shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

                                                Investor
                                                 Class           Class A        Class B       Class C       Class K       Class R
Maximum Front-End Sales Charge
  on purchases as a percentage of
  offering price                                  None           5.50%          None          None          None          None
Maximum Contingent Deferred
  Sales Charge (CDSC) as a  percentage
  of the total original cost of the shares        None           None(1)        5.00%(2)      1.00%(2)      None(1)       None(1)
Maximum Sales Charge on reinvested
  dividends/distributions                         None           None           None          None          None          None
Redemption Fee (as a percentage of
  amount redeemed)                                2.00%(3)       None           None          None          None          None
Exchange Fee                                      2.00%(3)       None           None          None          None          None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                                Investor
EUROPEAN FUND                                    Class           Class A        Class B       Class C        Class K
Management Fees                                   0.75%          0.75%          0.75%         0.75%          0.75%
Distribution and Service (12b-1) Fees(4)          0.25%          0.35%          1.00%         1.00%          0.45%
Other Expenses(5),(6)                             0.82%(7)       0.25%(8)       0.64%(8)      1.14%(9)       1.02%(10)
                                                  -----          -----          -----         -----          -----
Total Annual Fund Operating Expenses(5),(6)       1.82%(7)       1.35%(8)       2.39%(8)      2.89%(9)       2.22%(10)
                                                  =====          =====          =====         =====          =====
Fee Waivers/Reimbursements(6),(11)                0.00%          0.00%          0.00%         0.14%          0.02%
Net Expenses(6),(11)                              1.82%(7)       1.35%(8)       2.39%(8)      2.75%(9)       2.20%(10)
                                                  =====          =====          =====         =====          =====

INTERNATIONAL BLUE CHIP                         Investor
VALUE FUND                                       Class           Class A        Class B       Class C        Class R
Management Fees                                   0.75%          0.75%          0.75%         0.75%          0.75%
Distribution and Service (12b-1) Fees(4)          0.25%          0.35%          1.00%         1.00%          0.50%
Other Expenses(5),(6)                             0.99%          0.38%(8)       0.85%(8)      1.77%(9)       0.99%(12)
                                                  -----          -----          -----         -----          -----
Total Annual Fund Operating Expenses(5),(6)       1.99%          1.48%(8)       2.60%(8)      3.52%(9)       2.24%(12)
                                                  =====          =====          =====         =====          =====
Fee Waivers/Reimbursements(6),(11)                0.00%          0.00%          0.00%         0.77%          0.00%
                                                  -----          -----          -----         -----          -----
Net Expenses(6),(11)                              1.99%          1.48%(8)       2.60%(8)      2.75%(9)       2.24%(12)
                                                  =====          =====          =====         =====          =====


(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption. For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class R shares, you may pay a CDSC of 0.75% on your Class R shares if the plan is redeemed within twelve months from initial deposit in the Plan's INVESCO account. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares."

(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."

(3) A 2% fee is charged on redemptions or exchanges of shares held three months or less, other than shares acquired through reinvestment of dividends and distributions.

(4) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(5) Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown, because their custodian fees were reduced under expense offset arrangements.

(6) INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and the Funds if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitations may be changed at any time following consultation with the board of directors.

(7) Certain expenses of European Fund - Investor Class were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, European Fund's Investor Class shares' Other Expenses and Total Annual Fund Operating Expenses were 0.74% and 1.74%, respectively, of the Fund's average net assets attributable to Investor Class shares.

(8) Annualized for the period of April 1, 2002, since inception of class, through October 31, 2002.

(9) Certain expenses of European Fund- Class C and International Blue Chip Value Fund - Class C were absorbed voluntarily by INVESCO pursuant to commitments between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, European Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 0.89% and 2.64%, respectively, of the Fund's average net assets attributable to Class C shares and International Blue Chip Value Fund's Class C shares' Other Expenses and Total Annual Fund Operating Expenses were 1.00% and 2.75%, respectively, of the Fund's average net assets attributable to Class C shares.

(10) Certain expenses of European Fund - Class K were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, European Fund's Class K shares' Other Expenses and Total Annual Fund Operating Expenses were 0.92% and 2.12%, respectively, of the Fund's average net assets attributable to Class K shares.

(11) To limit expenses, INVESCO has contractually obligated itself to waive fees and bear expenses through October 31, 2004 that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares.

(12) Based on estimated expenses for the current fiscal year.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and, if applicable, Class K and Class R shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, Class K, or Class R shares of a Fund for the time periods indicated. Within each Example, there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year, and that a Fund's Investor Class, Class A, Class B, Class C, Class K, and Class R shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Investor Class, Class A, Class B, Class C, Class K, and Class R shares may be higher or lower, based on these assumptions your costs would be:


                                              1 YEAR           3 YEARS           5 YEARS          10 YEARS
EUROPEAN FUND
     Investor Class                           $185             $573              $985             $2,137
     Class A(1)                               $680             $954              $1,249           $2,085
     Class B - With Redemption(1)             $742             $1,045            $1,475           $2,467(2)
     Class B - Without Redemption             $242             $745              $1,275           $2,467(2)
     Class C - With Redemption(1),(3)         $378             $868              $1,498           $3,193
     Class C - Without Redemption(3)          $278             $868              $1,498           $3,193
     Class K(3)                               $223             $690              $1,186           $2,551
INTERNATIONAL BLUE CHIP VALUE FUND
     Investor Class                           $202             $624              $1,073           $2,317
     Class A(1)                               $692             $992              $1,313           $2,221
     Class B - With Redemption(1)             $763             $1,108            $1,580           $2,661(2)
     Class B - Without Redemption             $263             $808              $1,380           $2,661(2)
     Class C - With Redemption(1),(3)         $378             $933              $1,691           $3,687
     Class C - Without Redemption(3)          $278             $933              $1,691           $3,687
     Class R                                  $227             $700              $1,200           $2,575

(1) Based on initial sales charge for Class A shares at the beginning of each period shown and CDSC charges for Class B and C shares based on redemption at the end of each period shown. Please see "How To Buy Shares."

(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."

(3) Class expenses remain the same for each period (except that the Example reflects the contractual expense reimbursements by INVESCO for the one-year period and the first two years of the three-, five-, and ten-year periods).

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with the Funds' policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. The Funds may invest up to 100% of their respective assets in foreign securities.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     TRANSACTION COSTS. The costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those associated with domestic transactions.

EMERGING MARKETS RISK
Investments in emerging markets carry additional risks beyond those typical of investments in foreign securities. Emerging markets are countries that the international financial community considers to have developing economies and securities markets that are not as established as those in the United States. Emerging markets are generally considered to include every country in the world except the United States, Canada, Japan, Australia, New Zealand, and nations in Western Europe (other than Greece, Portugal, and Turkey).

Investments in emerging markets have a higher degree of risk than investments in more established markets. These countries generally have a greater degree of social, political, and economic instability than do developed markets. Governments of emerging market countries tend to exercise more authority over private business activities, and, in many cases, either own or control large businesses in those countries. Businesses in emerging markets may be subject to nationalization or confiscatory tax legislation that could result in investors--including a Fund--losing their entire investment. Emerging markets often have a great deal of social tension. Authoritarian governments and military involvement in government is common. In such markets, there is often social unrest, including insurgencies and terrorist activities.

Economically, emerging markets are generally dependent upon foreign trade and foreign investment. Many of these countries have borrowed significantly from foreign banks and governments. These debt obligations can affect not only the economy of a developing country, but its social and political stability as well.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large companies are less volatile than those of mid-size companies or small companies.

LIQUIDITY RISK
A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

             -------------------------------------------------------

Although each Fund generally invests in equity securities of foreign companies, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund's principal investment strategy, they may constitute a significant portion of a Fund's portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                    RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRs)
These are securities issued by                Market, Information, Political,
U.S. banks that represent shares              Regulatory, Diplomatic, Liquidity,
of foreign corporations held by               and Currency Risks
those banks. Although traded in
U.S. securities markets and valued
in U.S. dollars, ADRs carry most
of the risks of investing directly
in foreign securities.
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
A contract to exchange an amount              Currency, Political, Diplomatic,
of currency on a date in the                  Counterparty, and Regulatory Risks
future at an agreed-upon exchange
rate might be used by the Fund to
hedge against changes in foreign
currency exchange rates when the
Fund invests in foreign
securities. Such contracts do not
reduce price fluctuations in
foreign securities, or prevent
losses if the prices of those
securities decline.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller             Counterparty Risk
of a security agrees to buy it
back at an agreed-upon price and
time in the future.
-------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of either Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[INVESCO ICON]  FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $318.5 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $17 billion for 2,848,927 shareholder accounts of 47 INVESCO mutual funds as of March 31, 2003. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales, and exchanges of Fund shares).

INVESCO Asset Management Limited ("IAML"), located at 30 Finsbury Square, London EC2A 1AG, is the sub-advisor to European Fund. INVESCO Global Asset Management (N.A.) ("IGAM"), located at 1355 Peachtree Street, NE, Suite 250, Atlanta, Georgia, is the sub-advisor to International Blue Chip Value Fund.

A I M Distributors, Inc. ("ADI") is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, IAML, IGAM and ADI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended October 31, 2002.

--------------------------------------------------------------------------------
                                            ADVISORY FEE AS A PERCENTAGE OF
FUND                                  AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
European                                                0.75%
International Blue Chip Value                           0.75%


[INVESCO ICON]  PORTFOLIO MANAGERS

The International Blue Chip Value Fund is managed on a day-to-day basis by IGAM, which serves as the sub-advisor to the Fund. When we refer to team management without naming individual portfolio managers, we mean a system by which a senior investment policy group sets country-by-country allocation of Fund assets and risk controls, while individual country specialists select individual securities within those allocations.

FUND                              SUB-ADVISOR          PORTFOLIO MANAGER
European                                               Jason T. Holzer
                                                       Clas G. Olsson
International Blue Chip Value     IGAM                 Team Management

Effective July 1, 2003, the below referenced portfolio managers are dual employees of INVESCO Funds Group, Inc. (the "advisor") and A I M Advisors, Inc. ("AIM Advisors").

The individual members of the team (co-managers) who are primarily responsible for the management of INVESCO European Fund's portfolio are:

JASON T. HOLZER, Senior Portfolio manager, has been responsible for INVESCO European Fund since July 1, 2003. he has been responsible for AIM European Growth Fund since 1999 and has been associated with AIM Advisors and/or its affiliates since 1996.

CLAS G. OLSSON, Senior Portfolio Manager, has been responsible for INVESCO European Fund since July 1, 2003. He has been responsible for AIM European
Growth Fund since its inception in 1997 and has been associated with AIM Advisors and/or its affiliates since 1996.

They are assisted by the Europe/Canada Team. More information on European Fund's
management     team    may    be    found    on    the     advisor's     website
(http://www.invescofunds.com).


[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time; International Blue Chip Value Fund also offers the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o  are willing to grow their capital over the long-term (at least five years)
o  can accept the additional risks associated with international investing
o understand that shares of a Fund can, and likely will, have daily price fluctuations
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o primarily seeking current dividend income (although International Blue Chip Value Fund does seek to provide income in addition to capital appreciation)
o unwilling to accept potentially significant changes in the price of Fund shares
o  speculating on short-term fluctuations in the stock markets
o  uncomfortable with the special risks associated with international investing.

[INVESCO ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- - FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time), except that securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by a Fund at the Nasdaq Official Closing Price provided by Nasdaq each business day. Shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you, your financial intermediary, or your plan or program sponsor. Instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO receives instructions from you, your financial intermediary, or your plan or program sponsor after that time, the instructions will be processed at the NAV next calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to these transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for more information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary or plan or program sponsor for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With resepct to Class R shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.75% on your Class R shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. In determining whether a CDSC applies to a redemption from a non-qualified plan, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, K, or R shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, K, or R shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

For all new accounts, please send a completed application form, and specify the fund or funds and class or classes of shares you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact INVESCO to exchange into the fund you choose.

A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

The following chart shows several ways to invest in a Fund if you invest directly through INVESCO.

METHOD                       INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                     $1,000 for regular        INVESCO does not accept
Mail to:                     accounts; $250 for an     cash, credit cards,
INVESCO Funds Group, Inc.    IRA; $50 for each         travelers' cheques,
P.O. Box 173706              subsequent investment.    credit card checks,
Denver, CO 80217-3706.                                 instant loan checks,
You may send your check                                money orders, or third
by overnight courier to:                               party checks unless they
4350 South Monaco Street                               are from another
Denver, CO 80237.                                      financial institution
                                                       related to a retirement
                                                       plan transfer.
--------------------------------------------------------------------------------
BY WIRE                      $1,000 for regular
You may send your payment    accounts; $250 for an
by bank wire (call           IRA; $50 for each
1-800-525-8085 for           subsequent investment.
instructions).
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH        $1,000 for regular        You must provide your
Call 1-800-525-8085 to       accounts; $250 for an     bank account information
request your purchase.       IRA; $50 for each         to INVESCO prior to using
Upon your telephone          subsequent investment.    this option.
instructions, INVESCO will
move money from your
designated bank/credit
union checking or savings
account in order to
purchase shares.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR        $1,000 for regular        You will need a Web
CLASS - GRANDFATHERED        accounts; $250 for an     browser to use this
INVESTORS ONLY)              IRA; $50 for each         service. Internet
Go to the INVESCO Web site   subsequent investment.    transactions are limited
at invescofunds.com                                    to a maximum of $25,000.
--------------------------------------------------------------------------------
REGULAR INVESTING WITH       $50 per month for         Like all regular
EASIVEST OR DIRECT PAYROLL   EasiVest; $50 per pay     investment plans, neither
PURCHASE                     period for Direct         EasiVest nor Direct
You may enroll on your       Payroll Purchase. You     Payroll Purchase ensures
fund application, or call    may start or stop your    a profit or protects
us for a separate form and   regular investment plan   against loss in a falling
more details. Investing      at any time, with two     market. Because you'll
the same amount on a         weeks' notice to          invest continually,
monthly basis allows you     INVESCO.                  regardless of varying
to buy more shares when                                price levels, consider
prices are low and fewer                               your financial ability to
shares when prices are                                 keep buying through low
high. This "dollar cost                                price levels. And
averaging" may help offset                             remember that you will
market fluctuations. Over                              lose money if you redeem
a period of time, your                                 your shares when the
average cost per share may                             market value of all your
be less than the actual                                shares is less than their
average net asset value                                cost.
per share.
--------------------------------------------------------------------------------

METHOD                       INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE     $50 for subsequent        You must provide your
WITH ACH                     investments.              bank account information
Automated transactions by                              to INVESCO prior to using
phone are available for                                this option. Automated
subsequent purchases and                               transactions are limited
exchanges 24 hours a day.                              to a maximum of $25,000.
Simply call 1-800-424-8085.
--------------------------------------------------------------------------------
BY EXCHANGE                  $1,000 for regular        See "Exchange Policy."
Between the same class of    accounts; $250 for an
any two INVESCO funds. Call  IRA; $50 for each
1-800-525-8085 for           subsequent investment.
prospectuses of other
INVESCO funds. Exchanges
may be made by phone or at
our Web site at
invescofunds.com. You may
also establish an automatic
monthly exchange service
between two INVESCO funds;
call us for further details
and the correct form.

GRANDFATHERED INVESTORS. Investor Class shares of a Fund can be purchased only by:
o Persons or entities who had established an account in any of the funds managed and distributed by INVESCO (the "INVESCO Funds") in Investor Class shares prior to April 1, 2002 and have continuously maintained such account in Investor Class shares since April 1, 2002;
o Any person or entity listed in the account registration for any INVESCO Funds account in Investor Class shares that has been established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians, and designated beneficiaries;
o Customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with INVESCO and/or any of the INVESCO Funds' Investor Class shares prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002;
o  Defined benefit, defined contribution, and deferred compensation plans; and
o INVESCO employees, INVESCO Funds directors, AMVESCAP employees, AMVESCAP directors, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-8085. If you hold INVESCO Funds Investor Class shares through a financial intermediary, your eligibility to purchase Investor Class shares may differ depending on that institution's policies.

EXCHANGE POLICY. You may exchange your shares in either of the Funds for shares of the same class in another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue
Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares, Class C shares for other Class C shares, Class K shares for other Class K shares, or Class R shares for other Class R shares. If you make an exchange involving Class B, Class C, Class K, or Class R shares, the amount of time you held the original shares will be added to the holding period of the Class B, Class C, Class K, or Class R shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You may make up to four exchanges out of each Fund per twelve-month period, but you may be subject to a redemption fee (Investor Class only) described below.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

REDEMPTION/EXCHANGE FEES (INVESTOR CLASS ONLY). If you redeem or exchange shares of a Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plans, and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, the Fund reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by INVESCO and distributed by ADI. The Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Class A, B, C, K, and R shares of the Funds are available primarily through financial intermediaries.

In addition, you should also consider the factors below:

                             Investor
                             Class        Class A           Class B         Class C             Class K              Class R
Initial Sales Charge         None         5.50%             None            None                None                 None

CDSC(1)                      None         1% on certain     1%-5% for       1% for shares       0.70% on certain     0.75% on
                                          purchases held    shares held     held less than      purchases held       certain
                                          less than 18      less than 6     13 months           less than            purchases held
                                          months            years                               12 months            less than 12
                                                                                                                     months

12b-1 Fee                    0.25%        0.35%             1.00%           1.00%               0.45%                0.50%


Redemption/Exchange Fee      2.00%        None              None            None                None                 None

                             Investor
                             Class        Class A           Class B         Class C             Class K            Class R
                             -----        -------           -------         -------             -------            -------
Conversion                   No           No                Yes(2)          No                  No                 No


Purchase Order Maximum       None         None              $250,000        $1,000,000          None               None

(1) Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions" for more information regarding CDSC charges and dealer concessions.

(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

INTERNET TRANSACTIONS (INVESTOR CLASS - GRANDFATHERED INVESTORS ONLY). Investors may open new accounts and exchange and redeem Investor Class shares of any INVESCO fund through the INVESCO Web site. To use this service, you will need a Web browser (presently Netscape version 4.0 or higher, Microsoft Internet Explorer version 4.0 or higher, or AOL version 5.0 or higher) and the ability to use the INVESCO Web site. INVESCO will accept Internet purchase instructions only for exchanges or if the purchase price is paid to INVESCO through debiting your bank account, and any Internet cash redemptions will be paid only to the same bank account from which the payment to INVESCO originated. INVESCO imposes a limit of $25,000 on Internet purchase and redemption transactions. Other minimum transaction amounts are discussed in this Prospectus. You may also download an application to open an account from the Web site, complete it by hand, and mail it to INVESCO, along with a check.

INVESCO employs reasonable procedures to confirm that transactions entered into over the Internet are genuine. These procedures include the use of alphanumeric passwords, secure socket layering, encryption, and other precautions reasonably designed to protect the integrity, confidentiality, and security of shareholder information. In order to enter into a transaction on the INVESCO Web site, you will need an account number, your Social Security number, and an alphanumeric password. If INVESCO follows these procedures, neither INVESCO, its affiliates nor any INVESCO fund will be liable for any loss, liability, cost, or expense for following instructions communicated via the Internet that are reasonably believed to be genuine or that follow INVESCO's security procedures. By entering into the user's agreement with INVESCO to open an account through our Web site, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you.

SALES CHARGES (CLASS A, B, C, K, AND R ONLY)
Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:

                                               INVESTOR'S SALES CHARGE
AMOUNT OF INVESTMENT                        AS A % OF           AS A % OF
IN A SINGLE TRANSACTION                   OFFERING PRICE        INVESTMENT

Less than                    $25,000         5.50%               5.82%
$25,000 but less than        $50,000         5.25%               5.54%
$50,000 but less than       $100,000         4.75%               4.99%
$100,000 but less than      $250,000         3.75%               3.90%
$250,000 but less than      $500,000         3.00%               3.09%
$500,000 but less than    $1,000,000         2.00%               2.04%
$1,000,000 or more                           NAV                 NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A, CLASS K, AND CLASS R SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than the above-stated time periods, the CDSC may be assessed on the total original cost of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. For qualified plans investing in Class R shares, you may pay a CDSC of 0.75% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

CDSC FOR CLASS B AND CLASS C SHARES. You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B shares and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

YEAR SINCE
PURCHASE MADE                           CLASS B                      CLASS C

First                                   5%                           1%(1)
Second                                  4%                           None
Third                                   3%                           None
Fourth                                  3%                           None
Fifth                                   2%                           None
Sixth                                   1%                           None
Seventh and following                   None(2)                      None

(1)  The first year will consist of the first thirteen months.

(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

        RIGHTS OF ACCUMULATION. You may combine your new purchases of Class A shares with Class A shares that were previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

        LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS.
     You will not pay initial sales charges:
     o  on shares purchased by reinvesting dividends and distributions;
     o  when exchanging shares of the same class among certain INVESCO funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;
     o  if you redeem Class C shares you held for more than thirteen months;
     o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal;
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a qualified plan investing in Class A, Class K, or Class R shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
     o for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to ADI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each 12b-1 Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, ADI pays the difference. Conversely, if distribution fees are less than computed amounts, ADI retains the difference.

[INVESCO ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through INVESCO.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary or plan or program sponsor may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the INVESCO new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary, or with respect to Class K shares, the plan or program sponsor, for information on how to sell shares of a Fund. You may be charged a commission or transaction fee by your financial intermediary, or plan or program sponsor for sales of Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell is received by INVESCO in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees may apply to Fund redemptions. You may be charged a CDSC at the time of redemption depending on how long you have held your shares.If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. With respect to Class K shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to Class R shares, if you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 0.75% on your Class R shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. In determining whether a CDSC applies to a redemption from a non-qualified plan, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, C, K, or R shares acquired through reinvestment of dividends or other distributions, or Class A, B, C, K, or R shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concessions."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times--particularly in periods of severe economic or market disruption--when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances--for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION/EXCHANGE FEES (INVESTOR CLASS ONLY). If you redeem or exchange shares of a Fund after holding them three months or less (other than shares acquired through reinvestment of dividends or other distributions), a fee of 2% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. This fee is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is currently waived for institutional, qualified retirement plan, and other shareholders investing through omnibus accounts, due to certain economies associated with these accounts. However, the Fund reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee may be modified or discontinued at any time or from time to time. This fee is not a deferred sales charge, is not a commission paid to INVESCO, and does not benefit INVESCO in any way. The fee applies to redemptions from the Fund and exchanges into any of the other mutual funds that are also advised by INVESCO and distributed by ADI. The Fund will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares of a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify INVESCO in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through INVESCO.

METHOD                       REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE                 Any amount.                You must provide an IRA
Call us toll-free at:                                   redemption form to
1-800-525-8085.                                         INVESCO prior to making
                                                        an IRA redemption by
                                                        telephone. INVESCO's
                                                        telephone redemption
                                                        privileges may be
                                                        modified or terminated
                                                        in the future at
                                                        INVESCO's discretion.
                                                        The maximum amount which
                                                        may be redeemed by
                                                        telephone is generally
                                                        $25,000.
--------------------------------------------------------------------------------
IN WRITING                   Any amount.                The redemption request
Mail your request to:                                   must be signed by all
INVESCO Funds Group, Inc.                               registered account
P.O. Box 173706                                         owners. Payment will be
Denver, CO 80217-3706.                                  mailed to your address
You may also send your                                  as it appears on
request by overnight                                    INVESCO's records, or to
courier to:                                             a bank designated by you
4350 South Monaco Street                                in writing.
Denver, CO 80237.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH        Any amount.                You must provide your
Call 1-800-525-8085 to                                  bank account information
request your redemption.                                or IRA redemption form
                                                        to INVESCO prior to
                                                        using this option.
                                                        INVESCO will
                                                        automatically pay the
                                                        proceeds into your
                                                        designated bank account.
--------------------------------------------------------------------------------
BY INTERNET (INVESTOR CLASS  Any amount. IRA            You will need a Web
- - GRANDFATHERED INVESTORS    redemptions are not        browser to use this
ONLY)                        permitted via the          service. Internet
Go to the INVESCO Web site   Internet.                  transactions are limited
at invescofunds.com.                                    to a maximum of $25,000.
                                                        INVESCO will
                                                        automatically pay the
                                                        proceeds into your
                                                        designated bank account.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT LINE     Any amount.                Be sure to write down
WITH ACH                                                the confirmation number
Automated transactions by                               provided to you. You
phone are available for                                 must forward your bank
redemptions and exchanges 24                            account information to
hours a day. Simply call                                INVESCO prior to using
1-800-424-8085.                                         this option.
--------------------------------------------------------------------------------

METHOD                       REDEMPTION MINIMUM         PLEASE REMEMBER
--------------------------------------------------------------------------------
PERIODIC WITHDRAWAL PLAN     $100 per payment on a      You must have at least
You may call us to request   monthly or quarterly       $10,000 total invested
the appropriate form and     basis. The redemption      with the INVESCO funds
more information at          check may be made payable  with at least $5,000 of
1-800-525-8085.              to any party you           that total invested in
                             designate.                 the fund from which
                                                        withdrawals will be
                                                        made.
--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY       Any amount.                All registered account
Mail your request to:                                   owners must sign the
INVESCO Funds Group, Inc.                               request, with signature
P.O. Box 173706                                         guarantees from an
Denver, CO 80217-3706.                                  eligible guarantor
                                                        financial institution,
                                                        such as a commercial
                                                        bank or a recognized
                                                        national or regional
                                                        securities firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. INVESCO generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that neither of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. Each Fund can make distributions at other times, if it chooses to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

A Fund's daily NAV reflects all realized capital gains that have not yet been distributed to shareholders. Therefore, a Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Global & International Funds, Inc.'s 2002 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

                                                PERIOD ENDED
                                                  APRIL 30                        YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                   2003         2002          2001         2000         1999         1998
EUROPEAN FUND--INVESTOR CLASS                    UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period              $7.66        $10.59        $21.53       $18.01       $17.62       $17.34
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(c)                    0.03         (0.00)        (0.00)       (0.11)       (0.09)        0.04
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                         0.06         (2.93)        (9.47)        4.07         2.18         3.58
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   0.09         (2.93)        (9.47)        3.96         2.09         3.62
---------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00          0.00          1.47         0.44         1.70         3.34
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                    $7.75         $7.66         $10.59       $21.53       $18.01       $17.62
===========================================================================================================================

TOTAL RETURN                                    1.17%(c)       (27.74%)      (46.45%)      22.08%       12.64%       24.92%

RATIOS
Net Assets--End of Period ($000 Omitted)        $165,319        $185,225      $354,045     $894,943     $546,257     $672,146
Ratio of Expenses to Average Net Assets(d)(e)   0.86%(c)          1.74%         1.54%        1.33%        1.56%        1.34%
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                         0.43%(c)         (0.36%)       (0.37%)      (0.42%)      (0.48%)       0.24%
Portfolio Turnover Rate                           59%(c)            86%           89%          84%          90%         102%

(a)  The per share information was computed based on average shares for the years ended October 31, 2000 and 1999.
(b)  Net Investment Loss aggregated less than $0.01 on a per shares basis for the years ended October 31,
     2002 and 2001.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian and transfer agent fees).
(e)  Various expenses of the class were voluntarily absorbed by INVESCO for the six months ended April 30,
     2003 and the year ended October 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.05% and 1.82%, respectively, and ratio of investment income (loss) to average net assets would have been 0.24% and (0.44%), respectively.


                                                                           CLASS A                            CLASS B

                                                                    PERIOD         PERIOD              PERIOD         PERIOD
                                                                     ENDED          ENDED               ENDED          ENDED
                                                                  APRIL 30     OCTOBER 31            APRIL 30     OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
                                                                     2003            2002(a)            2003           2002(a)
EUROPEAN FUND--CLASS A & CLASS B                                    UNAUDITED                         UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                                $ 7.42          $10.77            $ 7.63          $10.77
==============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                          0.07            0.04              0.01           (0.04)
Net Losses on Securities (Both Realized and Unrealized)               0.01           (3.39)             0.05           (3.10)
==============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      0.08           (3.35)             0.06           (3.14)
==============================================================================================================================
Net Asset Value--End of Period                                      $ 7.50          $ 7.42            $ 7.69          $ 7.63
==============================================================================================================================

TOTAL RETURN(c)                                                     1.21%(d)       (31.20%)(d)        0.79%(d)     (29.16%)(d)

RATIOS
Net Assets--End of Period  ($000 Omitted)                          $5,225           $12,827           $74              $73
Ratio of Expenses to Average Net Assets(e)(f)                       0.74%(d)          1.35%(g)        1.23%(d)       2.39%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets         0.14%(d)          0.03%(g)        0.09%(d)     (0.94%)(g)
Portfolio Turnover Rate                                               59%(d)            86%(h)          59%(d)        86%(h)

(a)  From April 1, 2002, since inception of class, to October 31, 2002.
(b)  The per share information for Class B was computed based on average shares.
(c)  The applicable sales charges for Class A or CDSC fees for Class B are not included in the
     Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of Class B were voluntarily absorbed by INVESCO for the six months ended
     April 30, 2003.  If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 3.86% and ratio of net investment loss to average net assets would have been (2.54%).
(g)  Annualized
(h)  Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31,
     2002.


                                                             PERIOD                                      PERIOD
                                                              ENDED                                       ENDED
                                                           APRIL 30      YEAR ENDED OCTOBER 31       OCTOBER 31
----------------------------------------------------------------------------------------------------------------
                                                             2003          2002        2001             2000(a)
EUROPEAN FUND--CLASS C                                     UNADUITED
PER SHARE DATA
Net Asset Value--Beginning of Period                        $7.19         $10.26      $21.38           $28.72
================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                      (0.05)         (0.00)      (0.12)           (0.04)
Net Losses on Securities
   (Both Realized and Unrealized)                            0.07          (3.07)      (9.53)           (7.30)
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             0.02          (3.07)      (9.65)           (7.34)
================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                             0.00           0.00        1.47             0.00
================================================================================================================
Net Asset Value--End of Period                              $7.21         $ 7.19      $10.26           $21.38
================================================================================================================

TOTAL RETURN(d)                                            0.28%(e)      (29.92%)    (47.76%)       (25.56%)(e)

RATIOS
Net Assets--End of Period  ($000 Omitted)                 $3,522          $11,242     $9,077           $2,582
Ratio of Expenses to Average Net Assets(f)(g)              1.23%(c)         2.64%       2.75%           2.08%(h)
Ratio of Net Investment Loss to Average Net
  Assets(g)                                               (0.21%)(e)       (1.34%)     (1.27%)         (0.88%)(h)
Portfolio Turnover Rate                                     59%(e)            86%         89%             84%(i)

(a)  From February 15, 2000, since inception of class, to October 31, 2000.
(b)  The per share information was computed based on average shares for the year ended October 31, 2001.
(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 2002.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(f)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by
     INVESCO, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(g)  Various expense of the class were voluntarily absorbed by INVESCO for the six months ended
     April 30, 2003 and the year ended October 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.73% and 2.89%, respectively and ratio of net investment loss to average net assets would have been (0.71%) and (1.59%), respectively.
(h)  Annualized
(i)  Portfolio Turnover is calculated at the Fund level. Represents the year ended
     October 31, 2000.



                                                         PERIOD ENDED       YEAR ENDED     PERIOD ENDED
                                                           APRIL 30         OCTOBER 31      OCTOBER 31
-------------------------------------------------------------------------------------------------------
                                                              2003            2002           2001(a)
EUROPEAN FUND--CLASS K                                     UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                         $7.57           $10.52         $17.88
=======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                        0.01            (0.08)         (0.00)
Net Losses on Securities (Both Realized and Unrealized)       0.08            (2.87)         (7.36)
=======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                              0.09            (2.95)         (7.36)
=======================================================================================================
Net Asset Value--End of Period                               $7.66           $ 7.57         $10.52
=======================================================================================================

TOTAL RETURN                                                1.19%(d)         (28.04%)       (41.16%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                     $345            $673           $114
Ratio of Expenses to Average Net Assets(e)(f)               0.96%(d)          2.12%          2.20%(g)
Ratio of Net Investment Loss to Average Net Assets(f)       0.13%(d)         (0.70%)        (0.58%)(g)
Portfolio Turnover Rate                                      59%(d)             86%            89%(h)

(a)  From December 14, 2000, since inception of class, to October 31, 2001.
(b) The per share information was computed based on average shares for the six months ended April 30, 2003 and the period ended October 31, 2001.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31, 2001.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO, which is before any expense offset arrangements (which may include custodian fees).
(f) Various Expenses of the class were voluntarily absorbed by INVESCO for the six months ended April 30, 2003, the year ended October 31, 2002 and the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.87%, 2.22% and 56.83% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.78%), (0.80%) and (55.21%)
     (annualized), respectively.
(g)  Annualized
(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.


                                                     PERIOD
                                                      ENDED                                                    PERIOD ENDED
                                                   APRIL 30                 YEAR ENDED OCTOBER 31               OCTOBER 31
------------------------------------------------------------------------------------------------------------------------
                                                   2003           2002      2001      2000      1999           1998(a)
INTERNATIONAL BLUE CHIP VALUE FUND--             UNAUDITED
INVESTOR CLASS
PER SHARE DATA
Net Asset Value--Beginning of Period              $7.35          $8.17     $11.16    $11.23    $10.02         $10.00
========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                    0.05           0.05       0.03     (0.01)     0.02           0.00
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                         0.09          (0.87)     (2.07)     0.27      1.21           0.02
========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.14          (0.82)     (2.04)     0.26      1.23           0.02
========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00           0.00       0.95      0.33      0.02           0.00
========================================================================================================================
Net Asset Value--End of Period                    $7.49          $7.35     $ 8.17    $11.16    $11.23         $10.02
========================================================================================================================

TOTAL RETURN                                     1.90%(c)       (10.04%)   (19.74%)    2.66%    11.77%         0.20%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)        $39,323          $40,620   $46,562   $61,708   $51,710        $6,287
Ratio of Expenses to Average Net
  Assets(d)(e)                                   0.99%(c)          1.99%      1.89%    2.04%     2.09%         0.90%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                          0.61%(c)          0.42%      0.12%   (0.37%)    0.30%         6.16%(f)
Portfolio Turnover Rate                            23%(c)            44%        54%      59%      112%            0%(c)

(a)  From October 28, 1998, commencement of investment operations, to October 31, 1998.
(b)  Net Investment Income aggregated less than $0.01 on a per share basis for the period ended
     October 31, 1998.
(c)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(d)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO and IGAM, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(e)  Various expenses of the class were voluntarily absorbed by INVESCO and IGAM for the six months ended April 30, 2003 and the year ended October 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.12% and 2.56%, respectively, and ratio of net investment income (loss) to average net assets would have been
     0.48% and (0.17%), respectively.
(f)  Annualized


                                                                           CLASS A                            CLASS B

                                                                    PERIOD         PERIOD              PERIOD         PERIOD
                                                                     ENDED          ENDED               ENDED          ENDED
                                                                  APRIL 30     OCTOBER 31            APRIL 30     OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE                                         2003           2002(a)             2003          2002(a)
  FUND--CLASS A & CLASS B                                           UNAUDITED                          UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                                 $7.31          $8.96               $7.31         $8.96
==============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                          0.04           0.01                0.02         (0.01)
Net Losses on Securities (Both Realized and Unrealized)               0.09          (1.66)               0.09         (1.64)
==============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      0.13          (1.65)               0.11         (1.65)
==============================================================================================================================
Net Asset Value--End of Period                                       $7.44          $7.31               $7.42          $7.31
==============================================================================================================================

TOTAL RETURN(c)                                                     1.78%(d)       (18.42%)(d)         1.50%(d)    (18.42%)(d)

RATIOS
Net Assets--End of Period  ($000 Omitted)                           $3,098          $2,944             $293              $84
Ratio of Expenses to Average Net Assets(e)(f)                       0.91%(d)         1.48%(g)          1.36%(d)        2.60%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets(f)      0.79%(d)         0.47%(g)          0.53%(d)       (0.14%)(g)
Portfolio Turnover Rate                                               23%(d)           44%(h)           23%(d)           44%(h)


(a)  From April 1, 2002, since inception of class, to October 31, 2002.
(b)  The per share information for Class B was computed based on average shares.
(c)  The applicable sales charges for Class A or CDSC fees for Class B are not included in the
     Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses for the class, less Expenses Absorbed by INVESCO and IGAM, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of Class B were voluntarily absorbed by INVESCO and IGAM for the six months ended April 30, 2003.  If such expenses had not been absorbed for Class B, ratio of expenses to average net assets would have been 2.23% and ratio of net investment loss to average net assets would have been (0.34%).
(g)  Annualized
(h)  Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31,
     2002.



                                                           PERIOD ENDED       YEAR ENDED         PERIOD ENDED
                                                             APRIL 30         OCTOBER 31          OCTOBER 31
----------------------------------------------------------------------------------------------------------------
                                                                 2003       2002       2001         2000(a)
INTERNATIONAL BLUE CHIP VALUE FUND--CLASS C                    UNAUDITED
PER SHARE DATA
Net Asset Value--Beginning of Period                           $7.31       $8.06      $11.14       $12.06
================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                             0.04       (0.02)      (0.02)       (0.04)
Net Losses on Securities (Both Realized and Unrealized)         0.09       (0.88)      (2.12)       (0.88)
================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                0.13       (0.90)      (2.14)       (0.92)
================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                0.00        0.00        0.94         0.00
================================================================================================================
Net Asset Value--End of Period                                 $7.44       $7.16      $ 8.06       $11.14
================================================================================================================

TOTAL RETURN(c)                                               (1.78%)(d)   (11.17%)    (20.75%)    (7.63%)(d)

RATIOS
Net Assets--End of Period  ($000 Omitted)                     $3,098       $1,115     $1,272       $1,082
Ratio of Expenses to Average Net Assets(e)(f)                 0.91%(d)      2.75%      2.76%        2.47%(g)
Ratio of Net Investment Loss to Average Net Assets(f)         0.79%(d)     (0.43%)    (0.62%)      (0.56%)(g)
Portfolio Turnover Rate                                         23%(d)        44%        54%          59%(h)

(a)  From February 15, 2000, since inception of class, to October 31, 2000.
(b)  The per share information was computed based on average shares for the period ended
     October 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d)  Based on operations for the period shown and, accordingly, is not representative of a full year.
(e)  Ratio is based on Total Expenses of the class, less Expenses Absorbed by INVESCO and IGAM, if applicable, which is before any expense offset arrangements (which may include custodian fees).
(f)  Various expenses of the class were voluntarily absorbed by INVESCO and IGAM for the six months ended April 30, 2003 and the years ended October 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.96%, 3.52%
     and 3.02%, respectively, and ratio of net investment loss to average net assets would have been
     (0.02%), (1.20%) and (0.88%), respectively.
(g)  Annualized
(h)  Portfolio Turnover is calculated at the Fund level. Represents the year ended October
     31, 2000.


July 31, 2003

INVESCO INTERNATIONAL FUNDS, INC.
(FORMERLY, INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.)

INVESCO EUROPEAN FUND--INVESTOR CLASS, CLASS A, B, C, AND K
INVESCO INTERNATIONAL BLUE CHIP VALUE FUND--INVESTOR CLASS, CLASS A, B, C, AND R

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as the effect of market and general economic trends and the Fund's investment strategy on each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated February 28, 2003, as amended July 31, 2003 is a supplement to this Prospectus, and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus, annual report , and semiannual report of the Funds may be accessed through the INVESCO Web site at invescofunds.com. In addition, the Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, or semiannual report, write to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739; or call 1-800-347-4246. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room, including information about duplicating fee charges, can be obtained by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Funds are 811-7758 and 033-63498.


811-7758

                                                                    APPENDIX III

YOUR FUND'S REPORT

INTERNATIONAL BLUE CHIP VALUE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

After starting the fiscal year on a positive note, international markets sold off for much of the period, as investors remained highly cautious. The market's risk aversion was understandable, as investors were fed a steady diet of unnerving developments throughout the period. Investor confidence was assaulted by global economic worries, rising geopolitical tensions, and corporate accounting scandals. As a result, the stock market offered few places of refuge during the period, and most markets suffered significant declines.

The fund's holdings were not immune to the broad market weakness, and for the 12 months ended October 31, 2002, the value of International Blue Chip Value
Fund-Investor Class shares declined 10.04%. Despite the drop in value, this return compares favorably to the loss of 12.93% posted by the MSCI-EAFE Index during the same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

MARKET ANXIETIES SUPPORTED MANY OF THE FUND'S HOLDINGS

The fund's value focus supported its relative performance, as most of the fund's holdings proved to be somewhat more resilient and benefited from above-average financial strength. Our approach to stock selection also contributed positively to results, as we emphasized companies possessing solid balance sheets and financial health, leading market positions and straightforward accounting. As the market's anxiety increased throughout the period, investors continued to rotate into investments believed to be relatively stable, a trend that benefited companies exhibiting the traits we favor.

One such area, for example, was consumer staples. As the sector's name implies, companies in this area sell goods and services that people buy regardless of the prevailing economic climate. These companies tend to be more immune to the economic cycle. As such, investors often move into consumer staples companies during times of rising uncertainty, like we saw during the past fiscal year. Individual companies that made positive contributions to the fund's performance included Unilever NV, the Dutch consumer products giant, and Nestle SA, the Swiss food manufacturer.

MATERIALS AND FINANCIAL SERVICES OUTPERFORM

The fund's exposure to materials also supported performance. Although the broad materials sector declined during the period, the fund's holdings generally advanced. Standouts included Rio Tinto Ltd, the Australian timber company, and Japan's Shin-Etsu Chemical Ltd, as well as Syngenta AG, the Swiss agricultural company, which moved higher in anticipation of an improving global economy.

Another area of relative strength was the fund's financial services weighting. Although our holdings in this sector declined overall, outstanding performance from a handful of companies, notably National Australia Bank Ltd and Spain's Banco Popular Espanol SA, helped the fund to outperform the broader market.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                      % OF TOTAL NET ASSETS AS OF 10/31/02
--------------------------------------------------------------------------------

TotalFinaElf SA Sponsored ADR Representing 1/2 Ord Shr...3.16%
Nestle SA ...............................................3.11%
Cadbury Schweppes PLC....................................2.76%
Novartis AG..............................................2.68%
HSBC Holdings PLC........................................2.65%
Shell Transport & Trading PLC New York Registered Shrs...2.60%
Scottish Power PLC.......................................2.42%
Eni SpA Sponsored ADR Representing 5 Ord Shrs............2.29%
Endesa SA Sponsored ADR Representing Ord Shrs............2.23%
Diageo PLC...............................................2.22%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-INVESTOR CLASS GROWTH OF
             $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (10/98) through 10/31/02.

       INVESCO INTERNATIONAL BLUE CHIP
         VALUE FUND-INVESTOR CLASS                    MSCI-EAFE INDEX(4)

10/98  $10,000                                        $10,000
10/99  $11,199                                        $12,337
10/00  $11,497                                        $12,009
10/01  $ 9,227                                        $ 9,045
10/02  $ 8,301                                        $ 7,876

WEAK YEN AIDS FUND'S JAPANESE STOCKS

The period also saw the fund's Japanese stocks perform relatively well. After years of underperformance, the Japanese market saw several areas of strength during the fiscal year, notably Japanese technology and consumer stocks -- two groups that stand to benefit from a global economic recovery and a persistently weak yen. Among the Japanese companies that contributed positively to the fund's showing were Sony Corp and Canon Inc. Other areas that added value to the fund's relative performance were energy and health care.

On a negative note, the fund's industrial stocks underperformed. Individual disappointments included Hitachi Ltd in Japan and U.K. defense contractor BAE Systems PLC.

MARKET OUTLOOK REMAINS UNCERTAIN

Following favorable price performance, we elected to take profits in some of our European financial services holdings and, to a lesser extent, in select technology stocks.

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 10/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
            United Kingdom..............26.38%
            Japan.......................20.65%
            Switzerland.................10.52%
            France.......................8.04%
            Netherlands..................6.28%
            Germany......................4.36%
            Spain........................4.36%
            Italy........................4.21%
            South Korea..................2.76%
            Brazil.......................1.70%
            Mexico.......................1.57%
            Denmark......................1.56%
            Australia....................1.48%
            Norway.......................1.23%
            Portugal.....................1.12%
            Canada.......................0.67%
            Sweden.......................0.18%
            Net Cash &
            Cash Equivalents.............2.93%

Looking ahead, the recently announced rate cut of 50 basis points by the U.S. Federal Reserve and the Republican victory in Congress bode well for equities, with pharmaceutical and energy companies likely to particularly benefit. Although risks of war in Iraq may have escalated of late, and a weak global economy may also delay a sustained rally in stocks, non-U.S. equities continue to look attractively priced, especially relative to the domestic market. We are also able to identify attractive long-term investments with proven financial strength in almost all key segments of the overseas markets.

As always, INVESCO remains committed to its disciplined approach to stock picking, and will continue to ensure broad portfolio diversification as a means of seeking predictable and consistent portfolio returns.

FOR MORE DETAILS ON ERIK GRANADE'S CURRENT OUTLOOK FOR INTERNATIONAL MARKETS, PLEASE SEE PAGE 9.

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-CLASS A  AND CLASS B
             GROWTH OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class A to the value of a $10,000 investment in the MSCI-EAFE Index(4) and the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Class B to the value of a $10,000 investment in the MSCI-EAFE Index (4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 10/31/02.

         INVESCO INTERNATIONAL BLUE CHIP     INVESCO INTERNATIONAL BLUE CHIP
         VALUE-CLASS A                       VALUE-CLASS B                       MSCI-EAFE INDEX(4)
4/1/02   $10,000                             $10,000                             $10,000
10/31/02 $ 7,711                             $ 7,658                             $ 8,262

LINE GRAPH:  INVESCO INTERNATONAL BLUE CHIP VALUE FUND-CLASS C GROWTH OF
             $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class C, inclusion of contingent deferred sales charge, for the period from inception (2/00) through 10/31/02.

         INVESCO INTERNATIONAL BLUE CHIP
         VALUE FUND-CLASS C                  MSCI-EAFE INDEX(4)

2/00      $10,000                            $10,000
10/00     $ 9,237                            $ 8,969
10/01     $ 7,321                            $ 6,755
10/02     $ 6,503                            $ 5,882

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALASIA/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT

TEAM MANAGED

[PHOTOGRAPH OF ERIK B. GRANADE, CFA, CIC OMITTED]

ERIK B. GRANADE, CFA, CIC

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AS WELL AS A CHARTERED INVESTMENT COUNSELOR. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

                                                                     APPENDIX IV

                               AIM ADVISOR FUNDS

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of July 30, 2003, by and between AIM Advisor Funds, a Delaware statutory trust ("AAF"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM Investment Securities Funds, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     AAF is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. AAF currently publicly offers shares of beneficial interest representing interests in two separate series portfolios. Each of these two series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Trustees of AAF has designated multiple classes of shares of beneficial interest that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Board of Trustees of AAF has determined that it would be in the best interests of the shareholders of the Current Funds for the Current Funds to reorganize as investment portfolios of the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established two additional series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization of either Current Fund is not dependent upon the consummation of the Reorganization of the other Current Fund, so that the Reorganization of a Current Fund may be consummated even if the Reorganization of the other Current Fund is not consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by AAF, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

     Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the two series portfolios of AAF as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of shares of beneficial interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the two series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 AAF agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of AAF shall be terminated.

     2.4 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of AAF or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of AAF on October 29, 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of AAF's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 AAF or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. AAF shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 AAF shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current

Fund Class owned by each Shareholder, all as of the Effective Time, certified by AAF's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to AAF evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to AAF that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 AAF and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 AAF represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) AAF is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the Office of the Secretary of State of Delaware;

          (b) AAF is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of AAF;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither AAF nor any person related to AAF (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of AAF's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. AAF does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, AAF is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) AAF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
     Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement with respect to a particular Current Fund shall have been duly authorized by all necessary action by that Current Fund's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of AAF and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, AAF shall call a meeting of the shareholders of the Current Funds (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of each Current Fund's assets and the termination of each Current Fund as a designated series of AAF. The Board of Trustees of AAF shall recommend that shareholders approve this Agreement and, in connection therewith, the sale of each Current Fund's assets and the termination of each Current Fund as a designated series of AAF. Approval of this Agreement by the shareholders of a Current Fund will authorize AAF, and AAF hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3 for the corresponding New Fund.

     5.2 Prior to the Closing, AAF shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling AAF to elect AAF's trustees as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by AAF as the sole shareholder of each New Fund.

     5.4 AAF or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), which (i) will contain such amendments to such Registration Statement as are determined by the Trust to be necessary and appropriate to effect the Reorganization and (ii) will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective prior to the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of AAF, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The shareholders of that Current Fund shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either AAF or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either AAF or the Trust may for itself waive any of such conditions.

     6.3 Each of AAF and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that AAF and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

          (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

          (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the trustees of either AAF or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval with respect to a Current Fund by the shareholders of that Current Fund, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated with respect to a Current Fund at any time at or prior to the Effective Time, whether before or after approval by the shareholders of that Current Fund:

     10.1 By either AAF or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

     10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either AAF or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                         AIM ADVISOR FUNDS, on behalf of each of its
                                                series listed in Schedule A
---------------------------------------------   By:
                                                ---------------------------------------------
                                                Title:
                                                ---------------------------------------------
Attest:                                         AIM INVESTMENT SECURITIES FUNDS, on behalf of
                                                each of its series listed in Schedule A
---------------------------------------------   By:
                                                ---------------------------------------------
                                                Title:
                                                ---------------------------------------------

                                   SCHEDULE A

SERIES OF                                                          CORRESPONDING SERIES OF
AIM ADVISOR FUNDS                                              AIM INVESTMENT SECURITIES FUNDS
(EACH A "CURRENT FUND")                                              (EACH A "NEW FUND")
-----------------------                                        -------------------------------
AIM International Core Equity Fund.......................   AIM International Core Equity Fund
AIM Real Estate Fund.....................................   AIM Real Estate Fund

                                   SCHEDULE B

                                                                   CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                            EACH NEW FUND
----------------------------                                       ------------------------
AIM International Core Equity Fund.......................   AIM International Core Equity Fund
  Class A Shares.........................................     Class A Shares
  Class B Shares.........................................     Class B Shares
  Class C Shares.........................................     Class C Shares
  Class R Shares.........................................     Class R Shares
AIM Real Estate Fund.....................................   AIM Real Estate Fund
  Class A Shares.........................................     Class A Shares
  Class B Shares.........................................     Class B Shares
  Class C Shares.........................................     Class C Shares

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                   INVESCO INTERNATIONAL BLUE CHIP VALUE FUND,
                A PORTFOLIO OF INVESCO INTERNATIONAL FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085

                       AIM INTERNATIONAL CORE EQUITY FUND,
                        A PORTFOLIO OF AIM ADVISOR FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246


                       STATEMENT OF ADDITIONAL INFORMATION

            (October 21, 2003 Special Meeting of Shareholders of AIM
                        International Core Equity Fund)


      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 25, 2003 of INVESCO International Blue Chip Value Fund for use in connection with the Special Meeting of Shareholders of AIM International Core Equity Fund to be held on October 21, 2003. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

      A Statement of Additional Information for INVESCO International Funds, Inc. dated February 28, 2003, as amended July 31, 2003 and as supplemented August 14, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

      The date of this Statement of Additional Information is August 15, 2003.

                                TABLE OF CONTENTS

THE COMPANY.......................................................................................................3

DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................3

DIRECTORS AND OFFICERS OF THE COMPANY.............................................................................3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.....................................3

PORTFOLIO TRANSACTIONS............................................................................................3

DESCRIPTION OF SHARES.............................................................................................4

DETERMINATION OF NET ASSET VALUE..................................................................................4

TAXES.............................................................................................................4

PERFORMANCE DATA..................................................................................................4

CODE OF ETHICS....................................................................................................4

FINANCIAL INFORMATION.............................................................................................4



Appendix I              -       Statement of Additional Information of the Company

Appendix II             -       Unaudited Financial Statements of INVESCO International Blue Chip Value Fund
                                (4/30/03)

Appendix III            -       Audited Financial Statements of AIM International Core Equity Fund
                                (7/31/02)

Appendix IV             -       Unaudited Financial Statements of AIM International Core Equity Fund
                                (1/31/03)

Appendix V              -       Pro forma Financial Statements

THE COMPANY

This Statement of Additional Information relates to INVESCO International Funds, Inc. (the "Company") and its investment portfolio, INVESCO International Blue Chip Value Fund (the "Fund"). The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of common stock of the Company. For additional information about the Company, see heading "The Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Company's Board of Directors, see headings "Investments, Policies and Risks" and "Investment Restrictions" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's directors and executive officers identifying those who are interested persons of the Company as well as stating their aggregate remuneration, see heading "Management of the Funds" in the Company's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and directors of the Fund, see heading "Management of the Funds - Control Persons and Principal Shareholders" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "Management of the Funds" and "Other Service Providers" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's shares of common stock, see heading "Capital Stock" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Management of the Funds" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Tax Consequences of Owning Shares of a Fund" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see heading "Performance" in the Company's Statement of Additional Information attached hereto as Appendix I.

CODE OF ETHICS

For a description of the Code of Ethics applicable to INVESCO Funds Group, Inc., the investment advisor to the Fund, see heading "Code of Ethics" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Company's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of the Fund, and the report thereon by PricewaterhouseCoopers, are set forth as Appendix II.

The audited financial statements of AIM International Core Equity Fund, and the report thereon by Ernst & Young LLP, are set forth in the Annual Report of AIM International Core Equity Fund, dated July 31, 2002, which is incorporated herein by reference and attached hereto as Appendix III.

The unaudited financial statements of AIM International Core Equity Fund, and the report thereon by Ernst & Young LLP, are set forth in the Semi-Annual Report of AIM International Core Equity Fund dated January 31, 2003, which is incorporated herein by reference and attached hereto as Appendix IV.

Pro forma financial statements for INVESCO International Blue Chip Value Fund, giving effect to the reorganization of AIM International Core Equity Fund into INVESCO International Blue Chip Value Fund, are attached hereto as Appendix V.

                                                                      APPENDIX I

                       STATEMENT OF ADDITIONAL INFORMATION


                      INVESCO INTERNATIONAL FUNDS, INC.
            (Formerly, INVESCO Global & International Funds, Inc.)

          INVESCO European Fund - Investor Class, Class A, B, C, and K
 INVESCO International Blue Chip Value Fund - Investor Class, Class A, B, C, and R

Address:                                        Mailing Address:
4350 South Monaco Street, Denver, CO 80237      P.O. Box 173706, Denver, CO 80217-3706

                                   Telephone:

                          In continental U.S., call:

                                 1-800-525-8085

                   February 28, 2003, As Amended July 31, 2003

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A Prospectus for the Investor Class, Class A, B, C, and, if applicable,  Class K and R shares of INVESCO European and INVESCO International Blue Chip Value Funds dated July 31, 2003, provides the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectus; in other words, this SAI is legally part of the Funds' Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is
intended  to  provide  additional   information  regarding  the  activities  and
operations of the Funds and should be read in conjunction with the Prospectus. The financial statements for the Funds for the fiscal year ended October 31, 2002 are incorporated herein by reference from INVESCO International Funds, Inc.'s Annual Report to Shareholders dated October 31, 2002.

You may obtain, without charge, the current Prospectus, SAI, annual report, and semiannual report of the Funds by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-347-4246. The Prospectus, annual report, and semiannual report of the Funds are also available through the INVESCO Web site at invescofunds.com.

TABLE OF CONTENTS

The Company...........................................................37

Investments, Policies, and Risks......................................37

Investment Restrictions...............................................58

Management of the Funds...............................................60

Other Service Providers..............................................101

Brokerage Allocation and Other Practices.............................102

Capital Stock........................................................104

Tax Consequences of Owning Shares of a Fund..........................105

Performance..........................................................108

Code of Ethics.......................................................115

Financial Statements.................................................115

Appendix A...........................................................116

THE COMPANY

INVESCO International Funds, Inc. (the "Company") was incorporated under the laws of Maryland as INVESCO International Funds, Inc. on April 2, 1993. On July 1, 1993, the Company, through the European Fund, assumed all of the assets and liabilities of the European portfolio of Financial Strategic Portfolios, Inc. All financial information and other information about the Company and the Fund for the periods prior to July 1, 1993 relates to Financial Strategic Portfolios, Inc.

The Company is an open-end, diversified, management investment company currently consisting of two portfolios of investments: INVESCO European Fund - Investor Class, Class A, B, C, and K; and INVESCO International Blue Chip Value Fund - Investor Class, Class A, B, C, and R (each a "Fund" and collectively, the "Funds"). Additional funds and classes may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A
"management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectus of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS AND EDRS -- American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except they are typically issued by European banks or trust companies.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements, and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Lower-rated debt securities are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Funds' investments have generally been limited to debt securities rated B or higher by either S&P or Moody's at the time of purchase. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, INVESCO will limit Fund investments to debt securities which INVESCO believes are not highly speculative and which are rated at least CCC by S&P or Caa by Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

The Funds expect that most emerging country debt securities in which they invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies.

Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS, AND OTHER FINANCIAL INSTRUMENTS

GENERAL. The advisor and/or sub-advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the

Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the advisor and/or sub-advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds'
Prospectus or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL   RISKS.   Financial   Instruments   and  their  use   involve   special
considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the advisor and/or sub-advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the advisor and/or sub-advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United

States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the advisor and/or sub-advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor and/or sub-advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor and/or sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor and/or sub-advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield, or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends, or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs -- Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks.

For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by INVESCO or its affiliates. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by INVESCO and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the Investment Company Act of 1940 (the "1940 Act") as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company, and a Fund may not own more than 3% of the outstanding shares of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS -- To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts ("REITs").

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements ("REPOs") on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Company's advisor. INVESCO and the applicable sub-advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When the Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Company's board of directors. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

INVESCO  provides  the  following  services in  connection  with the  securities lending  activities of each Fund: (a) oversees  participation  in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with INVESCO's instructions and with procedures adopted by the board of directors; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of directors with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary. INVESCO intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have INVESCO or an affiliate of INVESCO as an investment advisor.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of
Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when INVESCO and the applicable sub-advisor are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5. issue senior securities, except as permitted under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

     F. With respect to fundamental limitation (1), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Company's investment advisor. INVESCO was founded in 1932 and serves as an investment advisor to:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
         (formerly, INVESCO Global & International Funds, Inc.)
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

As of March 31, 2003, INVESCO managed 47 mutual funds having combined assets of $17 billion on behalf of 2,848,927 shareholder accounts.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $318.5 billion in assets under management as of March 31, 2003.

AMVESCAP PLC's North American subsidiaries include:

     AMVESCAP Retirement, Inc. ("ARI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors and institutional plan providers.

         AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) ("ANTC"), a wholly-owned subsidiary of ARI, maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

         INVESCO Institutional (N.A.), Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO Institutional (N.A.), Inc. includes the following Groups and Divisions:

              INVESCO Capital Management Group, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

              INVESCO National Asset Management Group, Atlanta, Georgia, provides investment advisory services to employee pension and profit sharing plans, endowments and foundations, public plans, unions (Taft-Hartley), mutual funds and individuals.

              INVESCO Fixed Income/Stable Value Division, Louisville, Kentucky, provides customized low volatility fixed income solutions to 401(k), 457, and other tax qualified retirement plans.

              INVESCO Financial Institutions Group, New York, New York, provides investment management services through separately managed account programs offered by brokerage firms.

              INVESCO Structured Products Group, Atlanta, Georgia, is responsible for tactical asset allocation and managed futures products, and quantitative stock selection products. This group develops forecasting models for domestic stock and bond markets and manages money for clients in products based on these forecasting models.

              INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services to discretionary and non-discretionary accounts with respect to investments in real estate, mortgages, private real estate partnership interests, REITs, and publicly traded stocks of companies deriving substantial revenues from real estate industry activities.

              INVESCO Multiple Asset Strategies Group, Atlanta, Georgia, maintains a complex set of fundamentally based quantitative models used as a primary basis for asset allocation decisions. The group's main product is global asset allocation.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment advisor to the Funds under an Investment Advisory Agreement dated February 28, 1997 (the "Agreement"), as amended November 1, 2002, with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

     o providing the Funds the benefit of investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

     o administrative;

     o internal  accounting  (including  computation of net asset value);

     o clerical and statistical;

     o secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o supplying the Company with officers, clerical staff, and other employees;

     o furnishing  office  space,   facilities,   equipment,   and  supplies;
       providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectuses, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of:

European Fund

     o 0.75% on the first $350 million of the Fund's average net assets;

     o 0.65% on the next $350 million of the Fund's average net assets;

     o 0.55% of the Fund's average net assets from $700 million;

     o 0.45% of the Fund's average net assets from $2 billion;

     o 0.40% of the Fund's average net assets from $4 billion;

     o 0.375% of the Fund's average net assets from $6 billion; and

     o 0.35% of the Fund's average net assets from $8 billion.

International Blue Chip Value Fund

     o 0.75% on the first $500 million of the Fund's average net assets;

     o 0.65% on the next $500 million of the Fund's average net assets;

     o 0.55% of the Fund's average net assets from $1 billion;

     o 0.45% of the Fund's average net assets from $2 billion;

     o 0.40% of the Fund's average net assets from $4 billion;

     o 0.375% of the Fund's average net assets from $6 billion; and

     o 0.35% of the Fund's average net assets from $8 billion.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that INVESCO's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Company and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                     Advisory         Total Expense        Total Expense
                                     Fee Dollars      Reimbursements       Limitations
                                     -----------      --------------       -----------
INVESTOR CLASS
--------------

EUROPEAN FUND
Year Ended October 31, 2002          $ 2,103,060          $  237,495         1.75%(1)
Year Ended October 31, 2001            4,165,733                   0         2.00%
Year Ended October 31, 2000            6,037,249                   0         2.00%

INTERNATIONAL BLUE CHIP VALUE FUND
Year Ended October 31, 2002          $   365,864          $        0         2.00%
Year Ended October 31, 2001              430,101                   0         2.00%
Year Ended October 31, 2000              465,246                   0         2.00%

CLASS A
-------

EUROPEAN FUND
Period Ended October 31, 2002(2)     $     5,011          $        0         1.85%(3)

INTERNATIONAL BLUE CHIP VALUE FUND
Period Ended October 31, 2002(2)     $     1,548          $        0         2.10%(4)

CLASS B
-------

EUROPEAN FUND
Period Ended October 31, 2002(2)     $       240          $        0         2.50%(5)

INTERNATIONAL BLUE CHIP VALUE FUND
Period Ended October 31, 2002(2)     $       275          $        0         2.75%

CLASS C
-------

EUROPEAN FUND
Year Ended October 31, 2002          $    38,137          $   12,952         2.50%(5)
Year Ended October 31, 2001               34,581                   0         2.75%
Period Ended October 31, 2000(6)          12,450                   0         2.75%

INTERNATIONAL BLUE CHIP VALUE FUND
Year Ended October 31, 2002          $     7,859          $    8,258         2.75%
Year Ended October 31, 2001                6,549               2,248         2.75%
Period Ended October 31, 2000(6)           2,534                   0         2.75%

CLASS K
-------

EUROPEAN FUND
Year Ended October 31, 2002          $     6,331          $      843         1.95%(7)
Period Ended October 31, 2001(8)              17               1,065         2.20%

(1)  2.00%  prior  to May  13,  2002.  Effective  May 13,  2002,  the  Total  Expense
     Limitation was changed to 1.75%.

(2)  For the period April 1, 2002,  commencement  of operations,  through October 31,
     2002.

(3)  2.00%  prior to August 1,  2002.  Effective  August 1, 2002,  the Total  Expense
     Limitation was changed to 1.85%.

(4)  2.00%  prior to August 1,  2002.  Effective  August 1, 2002,  the Total  Expense
     Limitation was changed to 2.10%.

(5)  2.75%  prior to August 1,  2002.  Effective  August 1, 2002,  the Total  Expense
     Limitation was changed to 2.50%.

(6)  For the period February 15, 2000,  commencement  of operations,  through October
     31, 2000.

(7)  2.20%  prior to August 1,  2002.  Effective  August 1, 2002,  the Total  Expense
     Limitation was changed to 1.95%.

(8)  For the period December 14, 2000,  commencement  of operations,  through October
     31, 2001.

THE SUB-ADVISORY AGREEMENTS

With respect to the European Fund, INVESCO Asset Management Limited ("IAML") serves as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement dated February 28, 1997, as amended November 28, 2002 (the "European Sub-Advisory Agreement") with INVESCO. With respect to the International Blue Chip Value Fund, INVESCO Global Asset Management (N.A.)("IGAM") serves as the sub-advisor to the Fund pursuant to a sub-advisory agreement dated September 23, 1998 (the "International Blue Chip Value Sub-Advisory Agreement") with INVESCO.

The European Sub-Advisory Agreement and International Blue Chip Value Sub-Advisory Agreement (the "Sub-Advisory Agreements") provide that IAML or IGAM, as applicable, subject to the supervision of INVESCO, shall manage the investment portfolios of the respective Funds in conformity with each such Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IAML or IGAM; (e) determining what portion of a Fund's assets should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of a Fund shall be exercised.

The Sub-Advisory Agreements provide that, as compensation for their services, IAML and IGAM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. The sub-advisory fees are paid by INVESCO, NOT the Funds. The fees are calculated at the following annual rates:

European Fund

   o 0.30% on the first $350 million of the Fund's average net assets;

   o 0.26% on the next $350 million of the Fund's average net assets;

   o 0.22% of the Fund's average net assets from $700 million;

   o 0.18% of the Fund's average net assets from $2 billion;

   o 0.16% of the Fund's average net assets from $4 billion;

   o 0.15% of the Fund's average net assets from $6 billion; and

   o 0.14% of the Fund's average net assets from $8 billion.

International Blue Chip Value Fund

   o 0.30% on the first $500 million of the Fund's average net assets;

   o 0.26% on the next $500 million of the Fund's average net assets;

   o 0.22% of the Fund's average net assets from $1 billion;

   o 0.18% of the Fund's average net assets from $2 billion;

   o 0.16% of the Fund's average net assets from $4 billion;

   o 0.15% of the Fund's average net assets from $6 billion; and

   o 0.14% of the Fund's average net assets from $8 billion.

BOARD RENEWAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

In renewing the Advisory and Sub-Advisory Agreements, the board primarily considered, with respect to each Fund, the nature, quality, and extent of the services provided under the Agreements and the overall fairness of the Agreements. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to the nature and quality of the services provided, the board reviewed, among other things (1) the overall performance results of the Funds in comparison to relevant market indices, (2) a summary for each Fund of the performance of a peer group of investment companies pursuing broadly similar strategies prepared by an independent data service, and (3) the degree of risk undertaken by INVESCO as reflected by a risk/return summary, also prepared by the independent data service. The board considered INVESCO's resources and responsiveness with respect to Funds that have experienced performance difficulties and discussed the efforts being made to improve the performance records of such Funds. The board also considered the advantages to each Fund of having an advisor that is associated with a global investment management organization. In connection with its review of the quality of the execution of the Funds' trades, the board considered INVESCO's use in fund transactions of brokers or dealers that provided research and other services to INVESCO or its affiliates, and the benefits derived from such services to the Funds and to INVESCO. The board examined the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreements, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Funds. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios, for funds comparable in size, character, and investment strategy to the Funds. The board noted that the levels of investment advisory fees and expense ratios of the Funds, when the voluntary fee waivers were taken into consideration, were not out of line with, and in many cases, were lower than, the norm for the mutual funds in their respective peer groups. For those Funds with expenses that were not below the median level, the board considered the reasons why they were not. The board also considered that INVESCO continually reviews each Fund's total expense ratio and, where applicable, initiates or adjusts voluntary expense caps of certain Funds to maintain overall Fund expenses at reasonable levels. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Funds were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the board reviewed specific data as to INVESCO's profit or loss on each Fund, and carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Funds' independent auditors review INVESCO's methodology for appropriateness. The board concluded that renewal of the Agreements was in the best interest of the Funds' shareholders. These matters were considered by the directors who are not affiliated with INVESCO (the "Independent Directors") working with experienced 1940 Act counsel that is independent of INVESCO.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated June 1, 2000, as amended February 10, 2003, with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

   o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

   o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated June 1, 2000, as amended February 10, 2003, with the Company.

The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (in some instances, prior to the voluntary absorption of certain Fund expenses by INVESCO and the sub-advisor, where applicable). The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. To limit expenses, INVESCO has contractually obligated itself to waive fees and bear expenses through October 31, 2004 that would cause the ratio of expenses to average net assets to exceed 2.10% for Class A shares, 2.75% for each of Class B and Class C shares, and 2.20% for Class K shares. INVESCO is entitled to reimbursement by a class of any fees waived pursuant to this arrangement if such reimbursement does not cause the class to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

                                                   Administrative     Transfer
                                         Advisory     Services         Agency
                                         --------     --------         ------
INVESTOR CLASS
--------------

EUROPEAN FUND
Year Ended October 31, 2002            $ 2,103,060     $  136,195    $ 1,532,473
Year Ended October 31, 2001              4,165,733        276,098      2,189,223
Year Ended October 31, 2000              6,037,249        419,155      2,098,214

INTERNATIONAL BLUE CHIP VALUE FUND
Year Ended October 31, 2002            $   365,864     $   31,690    $   284,398
Year Ended October 31, 2001                430,101         35,655        292,210
Year Ended October 31, 2000                465,246         37,864        399,836

                                                   Administrative     Transfer
                                         Advisory     Services         Agency
                                         --------     --------         ------
CLASS A
-------

EUROPEAN FUND
Period Ended October 31, 2002(1)       $     5,011     $      332    $       148

INTERNATIONAL BLUE CHIP VALUE FUND
Period Ended October 31, 2002(1)       $     1,548     $      137    $       195

CLASS B
-------

EUROPEAN FUND
Period Ended October 31, 2002(1)       $       240     $       16    $        51

INTERNATIONAL BLUE CHIP VALUE FUND
Period Ended October 31, 2002(1)       $       275     $       24    $       120

CLASS C
-------

EUROPEAN FUND
Year Ended October 31, 2002            $    38,137     $    2,478    $    42,253
Year Ended October 31, 2001                 34,581          2,273         31,468
Period Ended October 31, 2000(2)            12,450            873          3,529

INTERNATIONAL BLUE CHIP VALUE FUND
Year Ended October 31, 2002            $     7,859     $      682    $    13,735
Year Ended October 31, 2001                  6,549            544          8,191
Period Ended October 31, 2000(2)             2,534            203          1,154

CLASS K
-------

EUROPEAN FUND
Year Ended October 31, 2002            $     6,331     $      411    $     4,519
Period Ended October 31, 2001(3)                17              1             58


(1) For the period April 1, 2002, commencement of operations, through October 31, 2002.

(2) For the period February 15, 2000, commencement of operations, through October 31, 2000.

(3) For the period December 14, 2000, commencement of operations, through October 31, 2001.

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Company's directors and officers. The first table provides information for the Independent Directors, and the second table provides information for the directors who are "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act (the "Interested Directors"). For the Interested Directors, information about their principal occupations and other directorships reflects their affiliation with INVESCO and its affiliated companies.

Independent Directors

Name, Address, and Age            Position(s) Held     Principal Occupation(s)        Number of          Other Directorships
                                  With Company, Term   During Past Five Years(2)      Funds in Fund      Held by Director
                                  of Office(1) and                                    Complex Over-
                                  Length of Time                                      seen by
                                  Served(2)                                           Director
Bob R. Baker                      Vice Chairman        Consultant (2000-present).     48
(3),(4),(5),(9),(10),(11),(12)    of the Board         Formerly, President and Chief
37 Castle Pines Dr. N.            (2003-present)       Executive Officer (1988-
Castle Rock, Colorado                                  2000) of AMC Cancer Research
Age:  66                                               Center, Denver, Colorado.
                                                       Until mid-December 1988, Vice
                                                       Chairman of the Board of First
                                                       Columbia Financial
                                                       Corporation, Englewood,
                                                       Colorado; formerly, Chairman
                                                       of the Board and Chief
                                                       Executive Officer of First
                                                       Columbia Financial Corpo-
                                                       ration.

Sueann Ambron, Ph.D.(5)           Director             Dean of the Business School,   48
University of Colorado            (since 2003)         College of Business,
at Denver                                              University of Colorado,
1250 14th Street                                       Denver (2000-present).
Denver, Colorado                                       Formerly, President and
Age:  58                                               Chief Executive Officer
                                                       of Avulet, Inc., Sunnyvale,
                                                       California (1998-1999);
                                                       and fomerly, Vice President
                                                       and General Manager,
                                                       Mulimedia Services Division,
                                                       Motorola, Inc. Schaumburg,
                                                       Illinois (1996-1998).

Name, Address, and Age            Position(s) Held     Principal Occupation(s)        Number of          Other Directorships
                                  With Company, Term   During Past Five Years(2)      Funds in Fund      Held by Director
                                  of Office(1) and                                    Complex Over-
                                  Length of Time                                      seen by
                                  Served(2)                                           Director
Victor L. Andrews, Ph.D.          Director             Professor Emeritus, Chairman
(5),(7),(10),(11)                                      Emeritus and Chairman and CFO  48
34 Seawatch Drive                                      of the Roundtable of the
Savannah, Georgia                                      Department of Finance of
Age:  73                                               Georgia State University; and
                                                       President, Andrews Financial
                                                       Associates, Inc. (consulting
                                                       firm). Formerly, member of the
                                                       faculties of the Harvard
                                                       Business School and the Sloan
                                                       School of  Management of MIT.

Lawrence H. Budner                Director             Trust Consultant. Formerly,    48
(3),(6),(10),(11)                                      Senior Vice President and
7608 Glen Albens Circle                                Senior Trust Officer of
Dallas, Texas                                          InterFirst Bank, Dallas,
Age:  73                                               Texas.

James T. Bunch                    Director             Co-President and Founder of    48
(4),(5),(6),(8),(9),(12)          (since 2000)         Green, Manning & Bunch Ltd.,
3600 Republic Plaza                                    Denver, Colorado (1988-
370 Seventeenth Street                                 present); Director and
Denver, Colorado                                       Vice President of Western Golf
Age:  60                                               Association and Evans Scholars
                                                       Foundation; Executive Committee
                                                       of United States Golf
                                                       Association. Formerly, Gen-
                                                       eral Counsel and Director of
                                                       Boettcher & Co., Denver,
                                                       Colorado; and formerly,
                                                       Chairman and Managing Partner
                                                       of Davis, Graham & Stubbs,
                                                       Denver, Colorado.

Gerald J. Lewis                   Director             Chairman of Lawsuit Reso-      48                 Director of General
(3),(7),(8),(9)                   (since 2000)         lution Services, San Diego,                       Chemical Group, Inc.,
701 "B" Street                                         California (1987-present).                        Hampdon, New Hampshire
Suite 2100                                             Formerly, Associate Justice                       (1996-present).
San Diego, California                                  of the California Court of                        Director of
Age:  69                                               Appeals; and Of Counsel,                          Wheelabrator Tech-
                                                       Latham & Watkins, San Diego,                      nologies, Inc., Fisher
                                                       California (1987-1997).                           Scientific, Inc.,
                                                                                                         Henley Manufacturing,
                                                                                                         Inc., and California
                                                                                                         Coastal Properties, Inc.


Name, Address, and Age            Position(s) Held     Principal Occupation(s)        Number of          Other Directorships
                                  With Company, Term   During Past Five Years(2)      Funds in Fund      Held by Director
                                  of Office(1) and                                    Complex Over-
                                  Length of Time                                      seen by
                                  Served(2)                                           Director
John W. McIntyre                  Director             Retired. Trustee of Gables     48
(3),(4),(6),(8),(12)                                   Residential Trust; Trustee
7 Piedmont Center                                      and Chairman of the J.M. Tull
Suite 100                                              Charitable Foundation;
Atlanta, Georgia                                       Director of Kaiser Foundation
Age: 72                                                Health Plans of Georgia, Inc.
                                                       Formerly, Vice Chairman of the
                                                       Board of Directors of The
                                                       Citizens and Southern
                                                       Corporation and Chairman of
                                                       the Board and Chief Executive
                                                       Officer of The Citizens and
                                                       Southern Georgia Corp. and
                                                       The Citizens and Southern
                                                       National Bank; formerly,
                                                       Trustee of INVESCO Global
                                                       Health Sciences Fund and
                                                       Trustee of  Employee's
                                                       Retirement System of GA,
                                                       Emory University.

Larry Soll, Ph.D.                 Director             Retired. Formerly, Chairman    48                 Director of Synergen
(5),(7),(9),(10),(11)             (since 1997)         of the Board (1987-1994),                         since incorporation
2358 Sunshine                                          Chief Executive Officer (1982                     in 1982; Director of
Canyon Drive                                           -1989 and 1993-1994) and                          Isis Pharmaceuticals,
Boulder, Colorado                                      President (1982-1989) of                          Inc.
Age:  61                                               Synergen Inc.; and formerly,
                                                       Trustee of INVESCO Global
                                                       Health Sciences Fund.


Interested Directors and Officers.

Messrs. Cunningham and Healey are Interested Directors by virtue of the fact that they are officers of INVESCO. Mr. Williamson is an Interested Director by virtue of the fact that he is an officer of AMVESCAP PLC, the parent company of INVESCO.

Name, Address, and Age          Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                With Company, Term   During Past Five Years(2)      Funds in      Held by Director
                                of Office(1) and                                    Company
                                Length of Time                                      Overseen by
                                Served(2)                                           Director

Mark H. Williamson(4)       Chairman of the Board     President and Chief          48
4350 South Monaco Street    (since 1999). Formerly,   Executive Officer, AIM
Denver, Colorado            President (1998-2002)     Investment Management and
Age:  52                    and Chief Executive       Chief Executive Officer
                            Officer (1998-2002).      of the AIM Division of
                                                      AMVESCAP PLC (2003-
                                                      present). Formerly, Chief
                                                      Executive Officer,
                                                      Managed Products
                                                      Division, AMVESCAP PLC
                                                      (2001-2002). Formerly,
                                                      Chairman of the Board
                                                      (1998-2002), President
                                                      (1998-2002), and Chief
                                                      Executive Officer
                                                      (1998-2002) of INVESCO
                                                      Funds Group, Inc. and of
                                                      INVESCO Distributors,
                                                      Inc. Formerly, Chief
                                                      Operating Officer and
                                                      Chairman of the Board of
                                                      INVESCO Global Health
                                                      Sciences Fund; formerly,
                                                      Chairman and Chief
                                                      Executive Officer of
                                                      NationsBanc Advisors,
                                                      Inc.; and formerly,
                                                      Chairman of NationsBanc
                                                      Investments, Inc.

Raymond R. Cunningham(11),(12)  President (2003-     President (2003-present) and   48            Director of INVESCO
4350 South Monaco Street        present), Chief      Chief Executive Officer                      Funds Group, Inc.
Denver, Colorado                Executive Officer    (2003-present) of INVESCO                    and  Chairman of the
Age: 52                         (2003-present) and   Funds Group, Inc.; Chairman of               Board of INVESCO
                                Director (2001-      the Board (2003-present),                    Distributors, Inc.
                                present). Formerly,  President (2003-present), and
                                Vice President       Chief Executive Officer
                                (2001-2002)          (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002)
                                                     of INVESCO Funds Group, Inc.;
                                                     and INVESCO Distributors, Inc.
                                                     and formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Name, Address, and Age          Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                With Company, Term   During Past Five Years(2)      Funds in      Held by Director
                                of Office(1) and                                    Company
                                Length of Time                                      Overseen by
                                Served(2)                                           Director
Richard W. Healey               Director (since      Senior Vice President of       39            Director of INVESCO
4350 South Monaco Street        2000)                INVESCO Funds Group, Inc.;                   Funds Group, Inc. and
Denver, Colorado                                     Senior Vice President of                     INVESCO Distributors, Inc.
Age:  48                                             INVESCO Distributors, Inc.
                                                     Formerly, Senior Vice
                                                     President of GT Global
                                                     North America (1996-1998)
                                                     and The Boston Company (1993
                                                     -1996).

Glen A. Payne                   Secretary            Senior Vice President, Gen-
4350 South Monaco Street                             eral Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
Age:  55                                             Senior Vice President,
                                                     Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of INVESCO
                                                     Global Health Sciences Fund;
                                                     General Counsel of INVESCO
                                                     Trust Company (1989-1998);
                                                     and  employee of a U.S. regula-
                                                     tory agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms                Chief Accounting     Senior Vice President and                    Director of INVESCO
4350 South Monaco Street        Officer, Chief       Treasurer of INVESCO Funds                   Funds Group, Inc. and
Denver, Colorado                Financial Officer    Group, Inc.; and Senior Vice                 INVESCO Distributors, Inc.
Age:  56                        and Treasurer        President and Treasurer of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

Name, Address, and Age          Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                With Company, Term   During Past Five Years(2)      Funds in      Held by Director
                                of Office(1) and                                    Company
                                Length of Time                                      Overseen by
                                Served(2)                                           Director
William J. Galvin, Jr.          Assistant Secretary  Senior Vice President and                    Director of INVESCO
4350 South Monaco Street                             Assistant Secretary of INVESCO               Funds Group, Inc. and
Denver, Colorado                                     Funds Group, Inc.; and Senior                INVESCO Distributors, Inc.
Age:  46                                             Vice President and Assistant
                                                     Secretary of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Trust Officer of INVESCO Trust
                                                     Company (1995-1998).

Pamela J. Piro                  Assistant Treasurer  Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
Age:  42                                             Treasurer of  INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Assistant Vice President (1996
                                                     -1997).

Tane' T. Tyler                  Assistant Secretary  Vice President and Assistant
4350 South Monaco Street        (since 2002)         General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.
Age: 37

(1) Each director shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of directors after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of directors in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Company's bylaws. The board of directors has adopted a retirement policy providing for mandatory retirement of a Fund director at the end of the calendar quarter in which the director becomes 75, with a director being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.

(2) Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

(3) Member of the audit committee of the Company.

(4) Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

(5)  Member of the investments and management liaison committee of the Company.

(6)  Member of the brokerage committee of the Company.

(7)  Member of the derivatives committee of the Company.

(8)  Member of the legal committee of the Company.

(9)  Member of the nominating committee of the Company.

(10) Member of the compensation committee of the Company.

(11) Member of the retirement plan committee of the Company.

(12) Member of the valuation committee of the Company.

BOARD OF DIRECTORS STANDING COMMITTEES

The board of directors has an audit committee comprised of four directors who are Independent Directors. The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. This committee held 4 meetings during the fiscal year ended October 31, 2002.

The Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review investment, legal, and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision. This committee held 4 meetings during the fiscal year ended October 31, 2002.

The Company has a brokerage committee. The committee meets quarterly to review soft dollar and other brokerage transactions by the Funds, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.This committee held 4 meetings during the fiscal year ended October 31, 2002.

The Company has a derivatives committee. The committee meets quarterly to review derivatives investments made by the Funds. It monitors the use of derivatives by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Company's board of directors. The committee reports on these matters to the Company's board of directors. It held 4 meetings during the fiscal year ended October 31, 2002.

The Company has a valuation committee, a legal committee, a compensation committee, and a retirement plan committee. These committees meet when necessary to review valuation, legal, compensation, and retirement plan matters of importance to the Company. During the fiscal year ended October 31, 2002, the legal committee met 2 times, the compensation committee met 2 times, and the valuation and retirement plan committees did not meet.

The Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, he or she must submit a request in writing to the Chairman of the nominating committee. All requests should be sent to The President, INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, CO 80237. During the fiscal year ended October 31, 2002, the nominating committee met 2 times.

The following table provides information regarding the dollar range of equity securities beneficially owned by each director in each Fund and in the investment companies in the INVESCO Funds that are overseen by the director, as a whole, as of December 31, 2002.

---------------------------------------------------------------------------------------------------------------
Director                   Dollar Range of Equity Securities                             Aggregate Dollar
                           Owned in Each Fund(1)                                         Range of Equity
                                                                                         Securities in All Reg-
                                                                                         istered Investment
                                                                                         Companies Overseen by
                                                                                         the director in the
                                                                                         INVESCO Funds(1)
---------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------
Sueann Ambron              INVESCO European Fund                        None             None
                           INVESCO International Blue Chip Value Fund   None
---------------------------------------------------------------------------------------------------------------
Victor L. Andrews          INVESCO European Fund                        $1-$10,000
                           INVESCO International Blue Chip Value Fund   $1-$10,000       $50,001-$100,000
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Director                   Dollar Range of Equity Securities                             Aggregate Dollar
                           Owned in Each Fund(1)                                         Range of Equity
                                                                                         Securities in All Reg-
                                                                                         istered Investment
                                                                                         Companies Overseen by
                                                                                         the director in the
                                                                                         INVESCO Funds(1)
---------------------------------------------------------------------------------------------------------------
Bob R. Baker               INVESCO European Fund                        $1-$10,000       $10,001-$50,000
                           INVESCO International Blue Chip Value Fund   $1-$10,000
---------------------------------------------------------------------------------------------------------------
Lawrence H. Budner         INVESCO European Fund                        $1-$10,000       Over $100,000
                           INVESCO International Blue Chip Value Fund   $1-$10,000
---------------------------------------------------------------------------------------------------------------
James T. Bunch             INVESCO European Fund                        $1-$10,000       $50,000-$100,000
                           INVESCO International Blue Chip Value Fund   $1-$10,000
---------------------------------------------------------------------------------------------------------------
Gerald J. Lewis            INVESCO European Fund                        $1-$10,000       $50,001-$100,000
                           INVESCO International Blue Chip Value Fund   $1-$10,000
---------------------------------------------------------------------------------------------------------------
John W. McIntyre           INVESCO European Fund                        $1-$10,000       Over $100,000
                           INVESCO International Blue Chip Value Fund   $1-$10,000
---------------------------------------------------------------------------------------------------------------
Larry Soll                 INVESCO European Fund                        $1-$10,000       Over $100,000
                           INVESCO International Blue Chip Value Fund   $1-$10,000
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------
Mark H. Williamson         INVESCO European Fund                        $10,001-$50,000  Over $100,000
                           INVESCO International Blue Chip Value Fund   None
---------------------------------------------------------------------------------------------------------------
Raymond R. Cunningham      INVESCO European Fund                        None             Over $100,000
                           INVESCO International Blue Chip Value Fund   None
---------------------------------------------------------------------------------------------------------------
Richard Healey             INVESCO European Fund                        None             Over $100,000
                           INVESCO International Blue Chip Value Fund   None
---------------------------------------------------------------------------------------------------------------

(1)  All valuations of Fund shares are as of December 31, 2002.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Retirement Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended October 31, 2002.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these directors for services rendered in their capacities as directors during the year ended December 31, 2002. As of December 31, 2002, there were 48 funds in the INVESCO Funds.

------------------------------------------------------------------------------------------------
Name of Person     Aggregate Compen-  Benefits Accrued    Estimated Annual  Total Compensa-
and Position       sation From        As Part of Company  Benefits Upon     tion  From INVESCO
                   Company(1)         Expenses(2)         Retirement(3)     Funds Paid To
                                                                            Directors(7)
------------------------------------------------------------------------------------------------
Fred A. Deering,(5)          $3,224                 $454              $554            $140,500
Vice Chairman of
the Board
------------------------------------------------------------------------------------------------
Sueann Ambron(4)                  0                    0                 0                  0
------------------------------------------------------------------------------------------------
Victor L. Andrews             3,031                  404               509             127,500
------------------------------------------------------------------------------------------------
Bob R. Baker                  3,148                  278               509             138,000
------------------------------------------------------------------------------------------------
Lawrence H. Budner            2,989                  404               509             121,500
------------------------------------------------------------------------------------------------
James T. Bunch                2,962                    0                 0             124,625
------------------------------------------------------------------------------------------------
Wendy L. Gramm(5)             3,144                    0                 0              74,875
------------------------------------------------------------------------------------------------
Gerald J. Lewis               2,938                    0                 0             116,500
------------------------------------------------------------------------------------------------
John W. McIntyre              3,042                  404               509             124,000
------------------------------------------------------------------------------------------------
Larry Soll                    3,024                    0                 0             126,000
------------------------------------------------------------------------------------------------
Total                        27,502                1,944             2,590           1,093,500
------------------------------------------------------------------------------------------------
% of Net Assets           0.0106%(6)           0.0008%(6)                             0.0060%(7)
------------------------------------------------------------------------------------------------


(1) The vice chairman of the board, the chairs of certain of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Retirement Plan and Deferred Retirement Plan Account Agreement discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Dr. Ambron and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan and Deferred Retirement Plan Account Agreement.

(4) Dr. Ambron commenced her service as a director of the Company on January 1, 2003.

(5) Dr. Gramm resigned as a director of the Company on February 7, 2002. Mr. Deering retired as a director of the Company on March 31, 2003.

(6)  Total as a percentage of the Company's net assets as of October 31, 2002.

(7) Total as a percentage of the net assets of the INVESCO Funds as of December 31, 2002.

Messrs.  Cunningham,  Healey,  and  Williamson,  as Interested  Directors of the
Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

PARTICIPATION IN CERTAIN PLANS AND AGREEMENTS

The boards of directors of the INVESCO Funds have adopted a Retirement Plan (the "Plan") and a Deferred Retirement Plan Account Agreement (the "Agreement"). Certain of the Independent Directors of the Company participate either in the Plan or in the Agreement. Under the Plan and the Agreement, each participating director who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

THE PLAN

Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of such a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the Director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Plan receives no benefits from the Agreement. The Plan is administered by a committee of four directors, including at least one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under an earlier Plan to former director Daniel D. Chabris as of October 1, 1998 and to former director Kenneth T. King as of January 1, 2000. Messrs. Chabris and King are entitled to receive quarterly payments at an annual rate equal to 50% of the annual retainer fees and annual board meeting fees which are paid to an active Fund director. Annual payments made to Messrs. Chabris and King exceed $34,000 per year.

THE AGREEMENT

A Participating Qualified Director who has elected to participate in the Agreement receives no benefits from the Plan. Pursuant to the terms of the Agreement, a deferred retirement account is established for a Qualified
Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate of 6.25% per annum, will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Agreement. The committee is composed of three interested Directors and one Independent Director of the Funds.

The Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

DEFERRED COMPENSATION PLAN

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially. Each of the Independent Directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of June 30, 2003, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Investor Class
--------------

EUROPEAN FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.         Beneficial              36.71%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Nat'l Financial Services Corp.     Beneficial              7.34%
The Exclusive Benefit of  Cust
One World Financial Center
200 Liberty St., 5th Floor
Attn: Kate - Recon
New York, NY 10281-5500
--------------------------------------------------------------------------------

INTERNATIONAL BLUE CHIP VALUE FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.         Beneficial              16.11%
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Muir & Co.                         Beneficial              12.65%
Attn: Mutual Fund Area T-8
P.O. Box 2479
San Antonio, TX 78298-2479
--------------------------------------------------------------------------------

Class A
-------

EUROPEAN FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
NFSC FEBO # 679-315729             Beneficial              20.84%
Redwing Group LLC
666 5th Ave. #423
New York, NY 10103-0001
--------------------------------------------------------------------------------
NFSC FEBO # 679-315737             Beneficial              20.60%
Chiba LLC
666 5th Ave. #423
New York, NY 10103-0001
--------------------------------------------------------------------------------
Bear Stearns Securities Corp.      Beneficial              11.67%
FBO 026-04968-15
1 Metrotech Center North
Brooklyn, NY 11201-3870
--------------------------------------------------------------------------------
BNY Clearing Services LLC          Beneficial              9.36%
A/C 8587-5071
FBO Venop Investments LLC #2
111 E. Kilbourn Ave
Milwaukee, WI 53202-6633
--------------------------------------------------------------------------------
BNY Clearing Services LLC          Beneficial              8.43%
A/C 8587-5073
FBO Venop Investments LLC #3
111 E. Kilbourn Ave
Milwaukee, WI 53202-6633
--------------------------------------------------------------------------------
BNY Clearing Services LLC          Beneficial              7.02%
A/C 1801-5331
FBO Bryce Investments LLC #2
111 E. Kilbourn Ave
Milwaukee, WI 53202-6633
--------------------------------------------------------------------------------
BNY Clearing Services LLC          Beneficial              5.85%
A/C 1801-5331
FBO Bryce Investments LLC #2
111 E. Kilbourn Ave
Milwaukee, WI 53202-6633
--------------------------------------------------------------------------------


INTERNATIONAL BLUE CHIP VALUE FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Charles Schwab & Co., Inc.         Beneficial              32.43%
Special Custody Acct For The
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Merrill Lynch                      Beneficial              16.67%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
--------------------------------------------------------------------------------
Bear Stearns Securities Corp.      Beneficial              13.44%
FBO 026-04968-15
1 Metrotech Center North
Brooklyn, NY 11201-3870
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Bear Stearns Securities Corp.      Beneficial              9.00%
FBO 026-04967-15
1 Metrotech Center North
Brooklyn, NY 11201-3870
--------------------------------------------------------------------------------
NFSC FEBO # 679-315737             Beneficial              7.58%
Chiba LLC
666 5th Ave. #423
New York, NY 10103-0001
--------------------------------------------------------------------------------


Class B
-------

EUROPEAN FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Merrill Lynch                      Beneficial              57.77%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
--------------------------------------------------------------------------------
American Enterprise Investment     Beneficial              28.28%
Svcs
FBO 184949971
P.O. Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise Investment     Beneficial              6.93%
Svcs
FBO 203783521
P.O. Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
American Enterprise Investment     Beneficial              6.93%
Svcs
FBO 203783941
P.O. Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------


INTERNATIONAL BLUE CHIP VALUE FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Merrill Lynch                      Beneficial              17.42%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
--------------------------------------------------------------------------------
Painewebber For The Benefit of     Record                  9.61%
John B. Leber &
Joy N. Leber JTWROS
3 Cottage Ct.
Beach Havem, NJ 08008-3109
--------------------------------------------------------------------------------
American Enterprise Investment     Beneficial              7.23%
Svcs
FBO 215222551
P.O. Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
American Enterprise Investment     Beneficial              6.50%
Svcs
FBO 580183591
P.O. Box 9446
Minneapolis, MN 55440-9446
--------------------------------------------------------------------------------
LPL Financial Services             Beneficial              6.31%
A/C 5075-5786
9785 Towne Centre Dr
San Diego, CA 92121-1968
--------------------------------------------------------------------------------

Class C
-------

EUROPEAN FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
None
--------------------------------------------------------------------------------


INTERNATIONAL BLUE CHIP VALUE FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Merrill Lynch                      Beneficial              34.92%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
--------------------------------------------------------------------------------


Class K
-------

EUROPEAN FUND

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Saxon & Co.                        Beneficial              30.39%
FBO 20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA 19182-0001
--------------------------------------------------------------------------------
NFSC FEBO # 162-256757             Beneficial              23.58%
FMT CO Cust IRA Rollover
FBO Gary L. Winarski
842 Gardener Rd
Rockledge, FL 32955-8137
--------------------------------------------------------------------------------
NFSC FEBO # Y03-167290             Beneficial              18.11%
Thmas G. Baron
Katherine Y.K. Barton
7416 121st Ave SE
Newcastle, WA 98056-1241
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Name and Address            Basis of Ownership      Percentage Owned
                                   (Record/Beneficial)
================================================================================
Circle Trust Company CUST          Beneficial              7.55%
Goldk Omnibus Account
Metro Center
1 Station Pl.
Stamford, CT 06902-6800
--------------------------------------------------------------------------------

As of July 21, 2003, officers and directors of the Company, as a group, beneficially owned less than 1% of either Fund's outstanding shares.

DISTRIBUTOR

Effective July 1, 2003, A I M Distributors, Inc. ("ADI") became the distributor of the Funds and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. Prior to July 1, 2003, INVESCO Distributors, Inc. ("IDI") was the distributor of the Funds.

INVESTOR CLASS. The Company has adopted a Master Plan and Agreement of Distribution - Investor Class (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to ADI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit ADI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate ADI for permissible activities engaged in and services provided.

CLASS A. The Company has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). Under the Class A Plan, Class A shares of the Funds pay compensation to ADI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate ADI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to financial intermediaries that have entered into service agreements and who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. The service fees payable to selected financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries' customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class A shares of a Fund.

CLASS B. The Company has adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The Class B Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to ADI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of ADI unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes ADI to assign, transfer, or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Company has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation monthly to ADI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to ADI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class C shares.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

CLASS K (EUROPEAN FUND). The Company has adopted a Master Distribution Plan and Agreement - Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the "Class K Plan"). Under the Class K Plan, Class K shares of the Funds pay compensation monthly to ADI at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

CLASS R (INTERNATIONAL BLUE CHIP VALUE FUND).The Company has adopted a Master Distribution Plan and Agreement - Class R pursuant to Rule 12b-1 under the 1940 Act relating to Class R shares (the "Class R Plan"). Under the Class R Plan, Class R shares of the Funds pay compensation monthly to ADI at an annual rate of 0.50% of average net assets attributable to Class R shares for the purpose of financing any activity which is primarily intended to result in the sale of Class R shares. The Class R Plan is designed to compensate ADI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class R shares of a Fund.

Of the aggregate amount payable under the Class R Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class R shares of a Fund may be characterized as a service fee.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with ADI. Payments will be made by ADI to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations, and other depositary institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such Banks to enter into arrangements with ADI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Company nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by a Fund.

Effective July 1, 2003, ADI became the distributor of the Funds. Prior to July 1, 2003, IDI was the distributor of the Funds and as such the Funds made payments to IDI, the Funds' former distributor, under the Investor Class, Class A, Class B, Class C, and, if applicable, Class K Plans during the fiscal year or period ended October 31, 2002 in the following amounts:

FUND                                    INVESTOR CLASS     CLASS A(1)     CLASS B(1)   CLASS C      CLASS K
----                                    --------------     -------        -------      -------      -------
European Fund                           $      740,682    $    771       $   257      $ 52,971     $ 3,553
International Blue Chip Value Fund      $      124,494    $    191       $   283      $ 10,670        N/A

(1) For the period April 1, 2002, commencement of operations, through October 31, 2002.

In addition, as of the fiscal year or period ended October 31, 2002 the following additional distribution accruals had been incurred by the Funds and will be paid during the fiscal year ended October 31, 2003:

FUND                                    INVESTOR CLASS     CLASS A(1)     CLASS B(1)   CLASS C      CLASS K
----                                    --------------     -------        -------      -------      -------
European Fund                           $       38,160    $  1,526       $    59      $  5,011     $    254
International Blue Chip Value Fund      $        8,862    $    509       $    75      $    888         N/A


(1) For the period April 1, 2002, commencement of operations, through October 31, 2002.

For the fiscal year or period ended October 31, 2002, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

                                            INVESTOR
                                              CLASS      CLASS A(1)       CLASS B(1)       CLASS C       CLASS K
                                              -----      -------          -------          -------       -------
EUROPEAN FUND
Advertising                               $   26,318   $       0         $      0         $      0      $      0
Sales literature, printing, and postage   $   39,391   $       0         $      0         $      0      $      0
Public Relations/Promotion                $   79,745   $       0         $      0         $      0      $      0
Compensation to securities dealers
  and other organizations                 $  353,244   $     771         $    257         $ 52,971      $  3,553
Marketing personnel                       $  241,984   $       0         $      0         $      0      $      0

INTERNATIONAL BLUE CHIP VALUE FUND

Advertising                               $    3,761   $       0         $      0         $      0         N/A
Sales literature, printing, and postage   $    7,870   $       0         $      0         $      0         N/A
Public Relations/Promotion                $   12,649   $       0         $      0         $      0         N/A
Compensation to securities dealers
  and other organizations                 $   63,071   $     191         $    283         $ 10,670         N/A
Marketing personnel                       $   37,143   $       0         $      0         $      0         N/A

(1) For the period April 1, 2002, commencement of operations, through October 31, 2002.

Because Class R shares did not commence investment operations until October 27, 2003, International Blue Chip Value Fund has made no payments to ADI under the Class R Plan as of the date of this SAI.

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue, or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, ADI or a Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to ADI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with ADI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Company  directors and interested  persons,  as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of ADI or other companies affiliated with ADI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

SALES CHARGES

Class A shares of the Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.

                                                                     Dealer
                                                                     Concession
                                         Investor's Sales Charge     ----------
                                         ------------------------    As a
                                         As a           As a         Percentage
                                         Percentage     Percentage   of the
                                         of the Public  of the Net   Public
   Amount of Investment in               Offering       Amount       Offering
   Single Transaction(1)                 Price          Invested     Price
   -------------------                   -----          --------     -----

   Less than                $   25,000   5.50%          5.82%        4.75%
   $ 25,000  but less than  $   50,000   5.25           5.54         4.50
   $ 50,000  but less than  $  100,000   4.75           4.99         4.00
   $100,000  but less than  $  250,000   3.75           3.90         3.00
   $250,000  but less than  $  500,000   3.00           3.09         2.50
   $500,000  but less than  $1,000,000   2.00           2.04         1.60

(1) There is no sales charge on purchases of $1,000,000 or more; however, ADI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

ADI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with ADI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, ADI may, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediary, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying financial intermediaries and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of a Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

ADI may pay sales commissions to financial intermediaries that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediary, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. The portion of the payments to ADI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of such sales commissions plus financing costs.

ADI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. ADI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to ADI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit ADI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, ADI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where ADI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by ADI to the financial intermediary immediately.

DEALER CONCESSIONS (CLASS A,CLASS K, AND CLASS R ONLY)

Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. ADI may pay financial intermediaries for share purchases (measured on an annual basis) by non-qualified investors and qualified plans of Class A and Class K shares of the Funds as follows.

Non-Qualified Investors. ADI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million of such purchases.

Qualified Plans. ADI may pay financial intermediaries for Class A and Class K share purchases as follows:

    Class A - Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $20 million and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.

    Class A - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

    Class K - Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

    Class K - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

    Class R - Option 1: For qualified plans of $1,000,000 or more, 0.70% of the first $5 million and 0.45% of amounts in excess of $5 million. The trail commission will be paid out beginning in the 13th month.

    Class R - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of Class A shares of the Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "Purchaser" as hereinafter defined.

The term "Purchaser" means:

   o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

   o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

          a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

   o a trustee or fiduciary purchasing for a single trust, estate, or single fiduciary account (including a pension, profit sharing, or other employee benefit trust created pursuant to a plan qualified under Sections 401 or 403(b) of the Code) and 457 plans, if more than one beneficiary or participant is involved;

   o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP), or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified ADI in writing that all of its related employee SEP, SAR-SEP, or SIMPLE IRA accounts should be linked; or

   o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced sales charge. ADI reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute Class A shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. LETTER OF INTENT (CLASS A ONLY). A Purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in shares of the Funds within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the Purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of Fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the Purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Right of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a Purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a Purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the Purchaser. All shares purchased, including those escrowed, will be registered in the Purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the Purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the Purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the Transfer Agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI program, the Purchaser wishes to cancel the agreement, he/she must give written notice to ADI. If at any time before completing the LOI program the Purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHTS OF ACCUMULATION (CLASS A ONLY). A Purchaser may also qualify for reduced initial sales charges based upon such purchaser's existing investment in Class A shares of the Funds at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, ADI takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Funds owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns Class A shares with a value of $20,000 and wishes to invest an additional $20,000 in Class A shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish ADI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.

PURCHASES AT NET ASSET VALUE (CLASS A ONLY). Purchases of Class A shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of a fund.

The following Purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

     o INVESCO and its affiliates, or their clients;

     o Any current or retired officer, director, or employee (and members of their immediate family) of INVESCO, its affiliates or the INVESCO Funds and any foundation, trust, or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting, or other fee for their services; and clients of such financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such financial intermediary on the books and records of a broker or agent;

     o Employee benefit plans designated as Purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with ADI. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with a Fund or that sells its assets to a Fund in exchange for shares of that Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Prospectus, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in a fund; (ii) in kind transfers of assets where the participant or beneficiary notifies ADI of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, Class C, Class K, or Class R shares of a Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Liquidation by a Fund when the account value falls below the minimum required account size;

     o Investment account(s) of INVESCO; and

     o Class C shares if the investor's financial intermediary notifies ADI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in a Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's financial intermediary waives the amounts otherwise payable to it by ADI and notifies ADI prior to the time of investment.

SHARE PRICES AND NET ASSET VALUE (ALL CLASSES)

Each Fund's shares are bought or sold at a price that is the Fund's NAV per share, less any applicable sales charge. The NAV for each Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund calculates its NAV as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open.

Each Fund values securities (including options) listed on the NYSE, the American Stock Exchange, or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the Nasdaq Stock Market ("Nasdaq") are normally valued by each Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked for prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the security is valued at the closing bid price on that day. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Funds value all other securities and assets, including restricted securities, by a method that the Board believes accurately reflects fair value.

If INVESCO believes that the price of a security obtained under a Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate ADI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with ADI by persons, who because of their relationship with the Funds or with INVESCO and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), ADI believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through ADI without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Information concerning redemption of a Fund's shares is set forth in the Prospectuses under the caption "How To Sell Shares." Shares of the Funds may be redeemed directly through ADI or through any financial intermediary who has entered into an agreement with ADI. In addition to the Funds' obligation to redeem shares, ADI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with ADI must phone orders to the order desk of the Funds at 1-800-328-2234 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of each Fund next determined after such order is received. Such arrangement is subject to timely receipt by ADI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by ADI (other than any applicable CDSC or possible redemption fee) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. INVESCO intends to redeem all shares of the Funds in cash.

The right of redemption  may be suspended or the date of payment  postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the
independent   accountants  of  the  Company.  The  independent  accountants  are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 4350 South Monaco Street, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at a Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment advisor to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

BROKERAGE COMMISSIONS AND UNDERWRITING DISCOUNTS

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below were:

EUROPEAN FUND
Year Ended October 31, 2002                           $         944,359
Year Ended October 31, 2001                                   1,803,425
Year Ended October 31, 2000                                   2,346,517

INTERNATIONAL BLUE CHIP VALUE FUND
Year Ended October 31, 2002                           $          48,763
Year Ended October 31, 2001                                      96,561
Year Ended October 31, 2000                                     158,504

For the fiscal years ended October 31, 2002, 2001, and 2000, brokers providing research services received $36,011, $47,929, and $30,540, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $16,722,563, $23,022,304, and $15,950,562, respectively. Commissions totaling $0, $0 and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal year ended October 31, 2002, 2001, and 2000.

At October 31, 2002, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
Fund                        Broker or Dealer                 Value of Securities
                                                             at October 31, 2002
================================================================================
European                    UBS Finance                              $10,000,000
--------------------------------------------------------------------------------
                            Credit Suisse Group                      $ 2,865,465
--------------------------------------------------------------------------------
                            State Street Bank & Trust                $ 1,696,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund                        Broker or Dealer                 Value of Securities
                                                             at October 31, 2002
================================================================================
International Blue
Chip Value                  State Street Bank & Trust                $ 1,507,000
--------------------------------------------------------------------------------
                            Deutsche Bank AG                         $   580,841
--------------------------------------------------------------------------------


Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker or dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to 2 billion shares of common stock with a par value of $0.01 per share. As of June 30, 2003, the following shares of each Fund were outstanding:

      European Fund - Investor Class                                20,587,317
      European Fund - Class A                                          459,723
      European Fund - Class B                                            9,527
      European Fund - Class C                                          112,095
      European Fund - Class K                                           56,565
      International Blue Chip Value Fund - Investor Class            5,088,175
      International Blue Chip Value Fund - Class A                     307,620
      International Blue Chip Value Fund - Class B                      44,426
      International Blue Chip Value Fund - Class C                     273,750

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Investor Class, Class A, B, C, K, or R shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of
Incorporation,   the  board  of  directors   will  call   special   meetings  of
shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that neither of the Funds will pay federal income or excise taxes and that both of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in a Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B, Class C, Class K, and Class R shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% - 5% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. A 0.75% or 0.70% CDSC may be charged on redemptions of Class K or Class R shares, respectively, if you are a qualified plan, elect to receive a dealer concession, and redeem the plan within twelve months from initial deposit in the plan's INVESCO account. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B, Class C, Class K, or Class R CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Funds' Prospectus.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance. Performance is not given for the Class R shares as those shares had not commenced operation as of the date of this SAI.

Average annual total return performance for the one-, five-, and ten-year periods ended April 30, 2003 was:

                                                                          10 YEAR OR
FUND AND CLASS                              1 YEAR       5 YEAR        SINCE INCEPTION
--------------                              ------       ------        ---------------
INVESTOR CLASS
--------------

European Fund
Return Before Taxes                        (23.80%)      (13.06%)              2.91%
Return After Taxes on Distributions        (23.80%)      (13.89%)              1.23%
Return After Taxes on Distributions
   and Sale of Fund Shares                 (14.61%)       (9.45%)              2.40%

International Blue Chip Value Fund
Return Before Taxes                        (18.59%)       N/A                (3.64%)(1)
Return After Taxes on Distributions        (18.59%)       N/A                (4.35%)(1)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (11.41%)       N/A                (4.79%)(1)

CLASS A - (INCLUDING FRONT-END SALES CHARGE)
--------------------------------------------

European Fund
Return Before Taxes                        (26.33%)       N/A               (32.08%)(2)
Return After Taxes on Distributions        (26.33%)       N/A               (32.08%)(2)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (16.16%)       N/A               (25.57%)(2)

International Blue Chip Value Fund
Return Before Taxes                        (23.22%)       N/A               (20.06%)(2)
Return After Taxes on Distributions        (23.22%)       N/A               (20.06%)(2)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (14.27%)       N/A               (16.03%)(2)

                                                                          10 YEAR OR
FUND AND CLASS                              1 YEAR       5 YEAR        SINCE INCEPTION
--------------                              ------       ------        ---------------

CLASS B - (INCLUDING CDSC)

European Fund
Return Before Taxes                        (29.39%)       N/A               (30.55%)(2)
Return After Taxes on Distributions        (29.39%)       N/A               (30.55%)(2)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (18.04%)       N/A               (24.36%)(2)

International Blue Chip Value Fund
Return Before Taxes                        (24.26%)       N/A               (19.75%)(2)
Return After Taxes on Distributions        (24.26%)       N/A               (19.75%)(2)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (14.90%)       N/A               (15.77%)(2)

CLASS C - (INCLUDING CDSC)
--------------------------

European Fund
Return Before Taxes                        (26.52%)       N/A              (33.26%)(3)
Return After Taxes on Distributions        (26.52%)       N/A              (33.60%)(3)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (16.28%)       N/A              (23.51%)(3)

International Blue Chip Value Fund
Return Before Taxes                        (20.64%)       N/A               (12.25%)(3)
Return After Taxes on Distributions        (20.64%)       N/A               (12.89%)(3)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (12.68%)       N/A                (9.53%)(3)

CLASS K
-------

European Fund
Return Before Taxes                        (24.01%)       N/A               (29.98%)(4)
Return After Taxes on Distributions        (24.01%)       N/A               (29.98%)(4)
Return After Taxes on Distributions
   and Sale of Fund Shares                 (14.74%)       N/A               (22.66%)(4)

(1) The Fund (Investor Class shares) commenced investment operations on October 28, 1998.

(2) Since inception on April 1, 2002. Since inception performance is not annualized.

(3) Since  inception on February  15,  2000.

(4) Since inception on December 14, 2000.

Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T) = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

                                         n
                                 P(1 + T) =ATV
                                              D

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
            ATV
               D = ending  value of a  hypothetical  $1,000  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:

                                        n
                                P(1 + T) =ATV
                                             DR

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return (after taxes on distributions and redemption) n = number of years
            ATV
               DR = ending value of a  hypothetical  $1,000  payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.
            ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Fund in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

                                                Lipper Mutual
         Fund                                   Fund Category
         ----                                   -------------

         European Fund                          European Region Funds
         International Blue Chip Value Fund     International Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST
DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE

LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WALL STREET JOURNAL
WASHINGTON POST
WIESENBERGER INVESTMENT COMPANIES SERVICES

PROXY VOTING

The Boards of Directors of the INVESCO Mutual Funds have expressly delegated to INVESCO the responsibility to vote proxies related to the securities held in the Funds' portfolios. Under this authority, INVESCO is required by the Boards of Directors to act solely in the interests of shareholders of the Funds. Other INVESCO clients who have delegated proxy voting authority to INVESCO similarly require that proxy votes be cast in the best interests of the client.

On behalf of the Funds and its other clients, INVESCO acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, INVESCO votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the Funds' proxy voting policy and procedures, as administered by INVESCO, is available without charge by calling 1-800-525-8085. It is also available on the website of the Securities and Exchange Commission, at www.sec.gov, and on the Funds' website, www.invescofunds.com.

PROXY VOTING ADMINISTRATION -- INVESCO's proxy review and voting process, which has been in place for many years, meets INVESCO's obligations to all of its clients, including the Funds.

To discharge its responsibilities to the Funds, INVESCO has established a Proxy Committee that establishes guidelines and generally oversees the proxy voting process. The Committee consists of INVESCO's General Counsel, its Chief Investment Officer, its Vice President of Investment Operations and INVESCO's Proxy Administrator. In addition to INVESCO's knowledge of its portfolio companies, the Committee relies upon independent research provided by third parties in fulfilling its responsibilities.

INVESCO, in turn, has engaged a third party, Institutional Shareholder Services ("ISS"), to act as its agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research. ISS votes proxies for the Funds on routine matters in accordance with guidelines established by INVESCO and the Funds. These guidelines are reviewed periodically by the Proxy Committee and the Funds' Boards of Directors; accordingly, they are subject to change. Although it occurs infrequently, the guidelines may be overridden by INVESCO in any particular vote, depending upon specific factual circumstances. ISS also serves as the proxy voting record keeper for INVESCO.

Issues that are not covered by INVESCO's proxy voting guidelines, or that are determined by INVESCO on a case-by-case basis, are referred to INVESCO's Chief Investment Officer, who has been granted the ultimate authority and responsibility by the Proxy Committee and the Funds' Boards of Directors to decide how the proxies shall be voted on these issues. The INVESCO Chief Investment Officer, through the Proxy Administrator, is responsible for notifying ISS how to vote on these issues.

GUIDELINES AND POLICIES -- Overview -- As part of its investment process, INVESCO examines the management of all portfolio companies. The ability and judgment of management is, in INVESCO's opinion, critical to the investment success of any portfolio company. INVESCO generally will not hold securities of companies whose management it questions, and accords substantial weight to management opinions. Not surprisingly, INVESCO casts most of its proxy votes, particularly on routine matters, in accordance with portfolio company management recommendations.

At the same time, when INVESCO believes that the position of the management of a portfolio company may not be in the best interests of shareholders, the Committee or an individual portfolio manager can vote against the management recommendation. In certain cases, INVESCO consistently will vote against management in furtherance of established guidelines on specific matters.

As a general rule, INVESCO votes against any proposals which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. In addition, absent specific prior authorization from INVESCO's General Counsel, INVESCO does not:

     o Engage in conduct that involves an attempt to change or influence the control of a portfolio company.

     o    Announce its voting intentions and the reasons therefor.

     o Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.

     o Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

Although INVESCO reserves the right to vote proxy issues on behalf of the Funds on a case-by-case basis if facts and circumstances so warrant, it will usually vote on issues in the manner described below.

ROUTINE MATTERS  --  INVESCO  generally  votes  in  favor  of  ratification  of
accountants,   changing  corporate  names  and  similar  matters.  It  generally withholds voting authority on unspecified "other matters" that may be listed on a proxy card.

BOARD OF DIRECTORS -- INVESCO generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner INVESCO believes is not in the best interests of shareholders.

INVESCO generally opposes attempts to classify boards of directors to eliminate cumulative voting.

COMPENSATION -- INVESCO believes that it is important that a company's equity based compensation plan is aligned with the interests of shareholders, including the Funds and its other clients. Many compensation plans are examined on a case-by-case basis by INVESCO, and INVESCO generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. INVESCO usually opposes proposals to reprice options because the underlying stock has fallen in value.

ANTI-TAKEOVER AND SIMILAR CORPORATE GOVERNANCE ISSUES -- INVESCO generally opposes poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions. INVESCO generally votes in favor of increases in authorized shares.

SOCIAL ISSUES -- INVESCO believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. INVESCO will oppose issues that it believes will be a detriment to the investment performance of a portfolio company.

CONFLICTS OF INTEREST -- Historically, INVESCO has not had situations in which the interests of its Fund shareholders or other clients are at variance with INVESCO's own interests. In routine matters, INVESCO votes proxies in accordance with established guidelines, and the opportunity for conflict simply does not arise.

In matters that INVESCO examines on a case-by-case basis, or where parties may seek to influence INVESCO's vote (for example, a merger proposal), or in any instance where INVESCO believes there may be an actual or perceived conflict of interest, INVESCO votes the proxy in what it believes to be in the best investment interests of its Fund shareholders and other clients. In such matters, INVESCO's Chief Investment Officer makes the decision, which is reviewed by INVESCO's General Counsel.

Matters in which INVESCO votes against its established guidelines, or matters in which INVESCO believes there may be an actual or perceived conflict of interest, together with matters in which INVESCO votes against management recommendations, are reported to the Funds' Boards of Directors on a quarterly basis, together with the reasons for such votes.

CODE OF ETHICS

INVESCO and ADI permit investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's and ADI's personnel to conduct their personal investment activities in a manner that INVESCO and ADI believe is not detrimental to the Funds or INVESCO's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended October 31, 2002 are incorporated herein by reference from INVESCO Global & International Funds, Inc.'s Annual Report to Shareholders dated October 31, 2002. Also included by reference from INVESCO International Funds, Inc.'s Semiannual Report to Shareholders are the unaudited financial statements for the fiscal period April 30, 2003.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Global & International Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Fund and International Blue Chip Value Fund (two of the portfolios of INVESCO Global & International Funds, Inc., (formerly INVESCO International Funds, Inc.), hereafter referred to as the "Fund") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
December 2, 2002

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
92.71    COMMON STOCKS
0.52     BELGIUM
         Fortis                                      BA            60,000   $   1,096,856
==========================================================================================
1.87     DENMARK
         Group 4 Falck A/S                           DE            75,000       1,848,841
         Novo Nordisk A/S B Shrs                     PH            75,000       2,068,704
==========================================================================================
                                                                                3,917,545
4.35     FINLAND
         Nokia Oyj                                   TE           538,300       9,142,296
==========================================================================================
17.58    FRANCE
         A Novo(a)(c)                                EE           100,000         197,070
         Atos Origin SA(a)(b)                        IS            21,000         775,286
         Aventis SA                                  PH            85,000       5,088,409
         AXA                                         ML           125,000       1,865,478
         BNP Paribas SA                              BA            90,000       3,588,253
         Essilor International SA                    HS            67,870       2,732,154
         Hermes International NPV(b)                 AA             7,643       1,142,898
         L'Oreal SA                                  PE            23,000       1,712,823
         NRJ Group(b)                                BC           100,000       1,711,238
         Orange SA(a)                                WT           371,502       2,085,984
         Publicis Groupe(b)                          AD            70,000       1,594,383
         Renault SA                                  AM            20,000         940,785
         Sanofi-Synthelabo SA                        PH            35,000       2,140,286
         Societe Television Francaise 1(b)           BC            20,000         514,956
         STMicroelectronics NV                       SC            87,000       1,727,430
         TotalFinaElf SA                             IO            30,000       4,132,522
         Vivendi Environnement                       WU            90,640       2,148,873
         Vivendi Universal SA(b)                     ME           230,000       2,824,336
==========================================================================================
                                                                               36,923,164
4.00     GERMANY
         Aixtron AG(b)                               SE            73,619         438,158
         Altana AG                                   PH            50,000       2,392,565
         Bayerische Motoren Werke AG                 AM            55,000       1,963,517
         Deutsche Boerse AG                          DF            42,000       1,515,218
         Medion AG(b)                                DI            54,000       2,096,267
==========================================================================================
                                                                                8,405,725
0.73     IRELAND
         CRH PLC                                     BP           120,000       1,523,478
==========================================================================================
3.58     ITALY
         Assicurazioni Generali SpA                  ML            80,000       1,426,032
         Banco Popolare di Verona e Novara           BA           100,000       1,198,263
         Telecom Italia Mobile SpA(b)                WT           650,000       3,018,930
         UniCredito Italiano SpA(b)                  BA           500,000       1,881,570
==========================================================================================
                                                                                7,524,795

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.37     NETHERLANDS
         Aegon NV                                    ML           110,000   $   1,491,293
         ASML Holding NV(a)                          SE            80,000         701,132
         Heineken NV                                 BR            35,000       1,406,176
         ING Groep NV                                ML           135,000       2,258,033
         Koninklijke KPN NV(a)                       IE           389,889       2,471,085
         Koninklijke Philips Electronics NV          CL           135,000       2,419,798
         Teleplan International NV(a)                DE           180,000         891,270
         Vedior NV                                   ES           100,000         609,035
         VNU NV                                      PU            42,000       1,127,575
==========================================================================================
                                                                               13,375,397
0.94     NORWAY
         Tomra Systems ASA                           EN           270,000       1,978,727
==========================================================================================
7.12     SPAIN
         Banco Bilbao Vizcaya Argentaria SA(b)       BA           250,000       2,381,671
         Banco Santander Central Hispano SA(b)       BA           270,000       1,655,088
         Gas Natural SDG SA                          GU           171,974       2,886,684
         Repsol YPF SA                               OX           225,000       2,544,576
         Sogecable SA(a)(b)                          CO           105,000       1,029,417
         Telefonica Publicidad e Informacion SA(b)   AD           330,000       1,173,208
         Telefonica SA(a)                            IE           346,068       3,283,173
==========================================================================================
                                                                               14,953,817
2.71     SWEDEN
         Assa Abloy AB Series B Shrs                 BP           236,583       2,336,807
         Atlas Copco AB Series B Shrs                IM            50,000         979,547
         Securitas AB Series B Shrs                  DE           170,000       2,365,647
==========================================================================================
                                                                                5,682,001
11.29    SWITZERLAND
         Adecco SA                                   ES            35,000       1,375,152
         Credit Suisse Group(a)                      BA           150,000       2,865,465
         Micronas Semiconductor Holding AG(a)        SC            30,000         518,222
         Nestle SA                                   PF            27,500       5,896,051
         Novartis AG                                 PH           150,000       5,720,770
         Roche Holding AG                            PH            30,000       2,123,696
         Serono SA Bearer Shrs(b)                    DR             3,700       2,065,303
         Straumann Holding AG                        HC            22,240       1,581,899
         Zurich Financial Services AG                ML            16,666       1,569,282
==========================================================================================
                                                                               23,715,840
31.65    UNITED KINGDOM
         Arsenal Holdings PLC(a)                     ME                 2           4,694
         Associated British Foods PLC                PF           223,100       2,031,413
         Aviva PLC                                   ML           250,000       1,916,513
         Barclays PLC                                BA           600,000       4,149,054
         BP PLC                                      IO           887,000       5,689,617
         British Sky Broadcasting Group PLC(a)       CO           509,104       4,806,837
         Cadbury Schweppes PLC                       PF           175,000       1,138,956
         Centrica PLC                                OQ         1,000,000       2,847,390
         Compass Group PLC                           HO           200,000         886,289
         GKN PLC                                     AP           500,000       1,732,684
         GlaxoSmithKline PLC                         PH           222,440       4,245,690

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Hays PLC                                    ES           600,000   $     842,483
         HBOS PLC                                    BA           282,900       3,131,374
         HSBC Holdings PLC                           BA           427,200       4,758,683
         Imperial Tobacco Group PLC                  TO           135,700       2,123,027
         Lloyds TSB Group PLC                        BA           228,300       1,964,464
         Manchester United PLC                       LF         1,700,000       2,739,440
         National Grid Transco PLC                   EU           286,875       2,042,113
         Pearson PLC                                 PU           140,000       1,493,785
         Reckitt Benckiser PLC                       HP           107,800       1,956,376
         Royal Bank of Scotland Group PLC            BA            45,000       1,058,854
         Shell Transport & Trading PLC               IO           650,000       4,177,019
         Turbo Genset PLC(a)                         IM         1,031,612         266,303
         Unilever PLC                                FD           125,000       1,234,977
         Vodafone Group PLC                          WT         4,486,106       7,211,522
         WPP Group PLC                               AD           300,000       2,034,632
==========================================================================================
                                                                               66,484,189
         TOTAL COMMON STOCKS (COST $234,176,433)                              194,723,830
==========================================================================================
2.28     PREFERRED STOCKS
2.28     GERMANY
         Porsche AG, Pfd (Cost $1,981,832)           AM            10,000       4,798,004
==========================================================================================
5.57     SHORT-TERM INVESTMENTS
5.57     UNITED STATES
4.76     COMMERCIAL PAPER
         UBS Finance, Discount Notes, 1.890%,
           11/1/2002 (Amortized Cost $10,000,000)    BA    $   10,000,000      10,000,000
==========================================================================================
0.81     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street
           dated 10/31/2002 due 11/1/2002 at
           1.800%, repurchased at $1,696,085
           (Collateralized by Fannie Mae,
           Benchmark Notes, due 6/15/2004
           at 3.000%, value $1,737,628)
           (Cost $1,696,000)                         RA        $1,696,000       1,696,000
==========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (AMORTIZED COST $11,696,000)                                        11,696,000
==========================================================================================
100.56   TOTAL INVESTMENTS AT VALUE
           (COST $247,854,265)                                                211,217,834
==========================================================================================
(0.56)   OTHER ASSETS LESS LIABILITIES                                         (1,177,148)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $ 210,040,686
==========================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
97.07    COMMON STOCKS
1.48     AUSTRALIA
         National Australia Bank Ltd                 BA            34,800   $     663,822
==========================================================================================
1.70     BRAZIL
         Companhia Vale do Rio Doce Sponsored ADR
           Representing Ord Shrs(a)                  DM            11,300         297,755

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Petroleo Brasileiro SA-Petrobras
           Sponsored ADR Representing Ord Shrs       OX            35,000   $     463,050
==========================================================================================
                                                                                  760,805
0.67     CANADA
         Barrick Gold                                GO            20,000         301,400
==========================================================================================
1.56     DENMARK
         Danske Bank A/S                             BA            43,900         699,035
==========================================================================================
8.04     FRANCE
         Compagnie de Saint-Gobain                   BP            20,000         434,346
         Compagnie Generale des Etablissements
           Michelin Series B Shrs                    TR            28,500         828,643
         Societe Generale Series A Shrs              BA            18,200         921,900
         TotalFinaElf SA Sponsored ADR
           Representing 1/2 Ord Shr                  IO            20,800       1,414,816
==========================================================================================
                                                                                3,599,705
4.36     GERMANY
         BASF AG                                     DC            21,500         797,152
         Bayer AG                                    DC            14,100         267,536
         Deutsche Bank AG                            BA            13,300         580,841
         SAP AG Sponsored ADR Representing
           1/4 Ord Shr                               AO            16,000         306,240
==========================================================================================
                                                                                1,951,769
4.21     ITALY
         Eni SpA Sponsored ADR Representing
           5 Ord Shrs(b)                             IO            14,900       1,025,418
         Sanpaolo IMI SpA Sponsored ADR
           Representing 2 Ord Shrs(b)                BA            31,000         377,580
         Telecom Italia SpA Sponsored ADR
           Representing 10 Ord Shrs                  IE             6,000         480,000
==========================================================================================
                                                                                1,882,998
20.65    JAPAN
         Canon Inc                                   OE            26,000         959,269
         East Japan Railway                          RR               115         523,794
         Fuji Photo Film Ltd                         PT            35,000         965,635
         Hitachi Ltd Sponsored ADR Representing
           10 Ord Shrs                               EE             8,700         343,650
         Ito-Yokado Ltd                              FR            18,000         561,260
         Kao Corp                                    HP            30,000         685,658
         Kyocera Corp                                EE             7,700         453,792
         Nintendo Ltd                                LP             6,000         577,912
         Nippon Telegraph & Telephone Sponsored
           ADR Representing 1/200 Ord Shr            IE            47,000         867,150
         Sony Corp Sponsored ADR Representing
           Ord Shrs                                  CL            19,000         821,560
         Takeda Chemical Industries Ltd              PH            22,000         914,048
         Takefuji Corp                               CF            10,050         421,655
         TDK Corp                                    EE            12,500         490,776
         Toyota Motor                                AM            27,000         656,763
==========================================================================================
                                                                                9,242,922
1.57     MEXICO
         Telefonos de Mexico SA de CV Sponsored
           ADR Representing 20 Series L Shrs         IE            23,000         701,500
==========================================================================================


                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
6.28     NETHERLANDS
         ABN AMRO Holding NV Sponsored ADR
           Representing Ord Shrs                     BA            42,000   $     611,100
         ING Groep NV                                ML            44,000         735,951
         Koninklijke Philips Electronics NV
           New York Registered Shrs                  CL            41,000         725,700
         Unilever NV New York Registered Shrs        PF            11,525         737,715
==========================================================================================
                                                                                2,810,466
1.23     NORWAY
         Statoil ASA                                 OR            76,000         551,865
==========================================================================================
1.12     PORTUGAL
         Portugal Telecom SGPS SA Sponsored ADR
           Representing Ord Shrs                     IE            86,000         499,660
==========================================================================================
2.76     SOUTH KOREA
         Korea Electric Power Sponsored ADR
           Representing 1/2 Ord Shr                  EU            60,000         504,600
         KT Corp Sponsored ADR Representing
           1/2 Ord Shr                               IE            35,600         731,224
==========================================================================================
                                                                                1,235,824
4.36     SPAIN
         Banco Popular Espanol SA                    BA            12,400         530,975
         Endesa SA Sponsored ADR Representing
           Ord Shrs                                  EU            97,500       1,000,350
         Repsol YPF SA Sponsored ADR Representing
           Ord Shrs                                  IO            38,000         420,280
==========================================================================================
                                                                                1,951,605
0.18     SWEDEN
         Volvo AB Series B Shrs                      AM             5,500          82,839
==========================================================================================
10.52    SWITZERLAND
         Nestle SA                                   PF             6,500       1,393,612
         Novartis AG                                 PH            31,400       1,197,548
         Roche Holding AG                            PH            10,500         743,294
         Syngenta AG                                 FA            11,500         684,375
         Zurich Financial Services AG                ML             7,332         690,386
==========================================================================================
                                                                                4,709,215
26.38    UNITED KINGDOM
         Abbey National PLC                          BA            90,600         935,508
         BAE Systems PLC                             AE           238,700         695,544
         BP PLC                                      IO           123,000         788,977
         BT Group PLC                                IE           210,000         596,309
         Cadbury Schweppes PLC                       PF           189,800       1,235,279
         Diageo PLC                                  BR            88,000         991,956
         GlaxoSmithKline PLC                         PH            34,000         648,955
         GlaxoSmithKline PLC Sponsored ADR
           Representing 2 Ord Shrs                   PH            13,000         489,970
         HSBC Holdings PLC                           BA           106,300       1,184,101
         Kingfisher PLC                              GM           168,800         590,236
         Marks & Spencer Group PLC                   FR            82,571         483,465
         Rolls-Royce PLC                             AE           210,000         342,508
         Royal Bank of Scotland Group PLC            BA            24,700         581,193
         Scottish Power PLC                          EU           197,200       1,082,903

                                                                SHARES OR
                                               INDUSTRY         PRINCIPAL
%        DESCRIPTION                               CODE            AMOUNT           VALUE
------------------------------------------------------------------------------------------
         Shell Transport & Trading PLC New York
           Registered Shrs                           IO            30,500   $   1,162,050
==========================================================================================
                                                                               11,808,954
         TOTAL COMMON STOCKS (COST $49,693,367)                                43,454,384
==========================================================================================
3.37     SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
3.37     UNITED STATES
         Repurchase Agreement with State Street
           dated 10/31/2002 due 11/1/2002 at
           1.800%, repurchased at $1,507,075
           (Collateralized by Federal Home Loan
           Bank, Notes, due 2/13/2004 at 3.750%,
           value $1,541,591) (Cost $1,507,000)       RA    $    1,507,000       1,507,000
==========================================================================================
100.44   TOTAL INVESTMENTS AT VALUE
           (COST $51,200,367)                                                  44,961,384
==========================================================================================
(0.44)   OTHER ASSETS LESS LIABILITIES                                           (198,455)
==========================================================================================
100.00   NET ASSETS AT VALUE                                                $  44,762,929
==========================================================================================

(a) Security is non-income producing.

(b) Loaned security, a portion or all of the security is on loan at October 31, 2002.

(c) The following is a restricted security at October 31, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES
                                                                                    % OF
                                        ACQUISITION        ACQUISITION        NET ASSETS
DESCRIPTION                                    DATE               COST          AT VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
A Novo                                     9/19/00-
                                           10/10/00      $   3,659,958             0.09%
==========================================================================================

SUMMARY OF INVESTMENTS BY INDUSTRY

                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                                          AD           2.29%     $  4,802,223
Apparel, Accessories & Luxury Goods                  AA            0.54        1,142,898
Auto Parts & Equipment                               AP            0.83        1,732,684
Automobile Manufacturers                             AM            3.67        7,702,306
Banks                                                BA           18.92       39,729,595
Brewers                                              BR            0.67        1,406,176
Broadcasting -- Radio/TV                             BC            1.06        2,226,194
Building Products                                    BP            1.84        3,860,285
Cable & Satellite Operators                          CO            2.78        5,836,254
Consumer Electronics                                 CL            1.15        2,419,798
Distributors                                         DI            1.00        2,096,267
Diversified Commercial Services                      DE            2.43        5,105,758
Diversified Financial Services                       DF            0.72        1,515,218
Drug Retail                                          DR            0.98        2,065,303

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)
                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Electric Utilities                                   EU            0.97%  $    2,042,113
Electronic Equipment & Instruments                   EE            0.09          197,070
Employment Services                                  ES            1.35        2,826,670
Environmental Services                               EN            0.94        1,978,727
Food Distributors                                    FD            0.59        1,234,977
Gas Utilities                                        GU            1.38        2,886,684
Health Care Equipment                                HC            0.75        1,581,899
Health Care Supplies                                 HS            1.30        2,732,154
Hotels & Resorts                                     HO            0.42          886,289
Household Products                                   HP            0.93        1,956,376
Industrial Machinery                                 IM            0.59        1,245,850
Integrated Oil & Gas                                 IO            6.66       13,999,158
Integrated Telecommunication Services                IE            2.74        5,754,258
Internet Software & Services                         IS            0.37          775,286
Leisure Facilities                                   LF            1.30        2,739,440
Movies & Entertainment                               ME            1.35        2,829,030
Multi-Line Insurance                                 ML            5.01       10,526,631
Oil & Gas Equipment & Services                       OQ            1.36        2,847,390
Oil & Gas Exploration, Production & Transportation   OX            1.21        2,544,576
Packaged Foods & Meats                               PF            4.32        9,066,420
Personal Products                                    PE            0.82        1,712,823
Pharmaceuticals                                      PH           11.32       23,780,120
Publishing & Printing                                PU            1.25        2,621,360
Repurchase Agreements                                RA            0.81        1,696,000
Semiconductor Equipment                              SE            0.54        1,139,290
Semiconductors                                       SC            1.07        2,245,652
Telecommunications Equipment                         TE            4.35        9,142,296
Tobacco                                              TO            1.01        2,123,027
Water Utilities                                      WU            1.02        2,148,873
Wireless Telecommunication Services                  WT            5.86       12,316,436
Other Assets Less Liabilities                                     (0.56)      (1,177,148)
==========================================================================================
                                                                 100.00%    $210,040,686
==========================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
Aerospace & Defense                                  AE            2.32%    $  1,038,052
Application Software                                 AO            0.68          306,240
Automobile Manufacturers                             AM            1.65          739,602
Banks                                                BA           15.83        7,086,055
Brewers                                              BR            2.22          991,956
Building Products                                    BP            0.97          434,346
Consumer Electronics                                 CL            3.46        1,547,260
Consumer Finance                                     CF            0.94          421,655
Diversified Chemicals                                DC            2.38        1,064,688
Diversified Metals & Mining                          DM            0.67          297,755
Electric Utilities                                   EU            5.78        2,587,853
Electronic Equipment & Instruments                   EE            2.88        1,288,218
Fertilizers & Agricultural Chemicals                 FA            1.53          684,375
Food Retail                                          FR            2.33        1,044,725
General Merchandise Stores                           GM            1.32          590,236
Gold                                                 GO            0.67          301,400

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)
                                                                   % OF
                                               INDUSTRY      NET ASSETS
INDUSTRY                                           CODE        AT VALUE            VALUE
------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
Household Products                                   HP            1.53%    $    685,658
Integrated Oil & Gas                                 IO           10.75        4,811,541
Integrated Telecommunication Services                IE            8.66        3,875,843
Leisure Products                                     LP            1.29          577,912
Multi-Line Insurance                                 ML            3.19        1,426,337
Office Electronics                                   OE            2.14          959,269
Oil & Gas Exploration, Production & Transportation   OX            1.03          463,050
Oil & Gas Refining & Marketing                       OR            1.23          551,865
Packaged Foods & Meats                               PF            7.52        3,366,606
Pharmaceuticals                                      PH            8.92        3,993,815
Photographic Products                                PT            2.16          965,635
Railroads                                            RR            1.17          523,794
Repurchase Agreements                                RA            3.37        1,507,000
Tires & Rubber                                       TR            1.85          828,643
Other Assets Less Liabilities                                     (0.44)        (198,455)
==========================================================================================
                                                                 100.00%   $  44,762,929
==========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                            $  247,854,265     $  51,200,367
==========================================================================================
   At Value(a)                                           $  211,217,834     $  44,961,384
Cash                                                             56,278            63,848
Foreign Currency (Cost $70,785 and $24,415,
   respectively)                                                 71,136            24,513
Receivables:
   Investment Securities Sold                                   856,805           118,457
   Fund Shares Sold                                             646,989           104,137
   Dividends and Interest                                       203,602           101,379
   Foreign Tax Reclaim                                          270,408            56,050
Other Investments (Note 5)                                   13,301,175         1,446,000
Prepaid Expenses and Other Assets                                39,669            13,967
==========================================================================================
TOTAL ASSETS                                                226,663,896        46,889,735
==========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                                    0            82,895
   Fund Shares Repurchased                                    3,176,904           575,232
   Securities Loaned                                         13,301,175         1,446,000
Depreciation on Forward Foreign Currency Contracts                7,938               662
Accrued Distribution Expenses
   Investor Class                                                38,160             8,862
   Class A                                                        1,526               509
   Class B                                                           59                75
   Class C                                                        5,011               888
   Class K                                                          254                --
Accrued Expenses and Other Payables                              92,183            11,683
==========================================================================================
TOTAL LIABILITIES                                            16,623,210         2,126,806
==========================================================================================
NET ASSETS AT VALUE                                      $  210,040,686     $  44,762,929
==========================================================================================
NET ASSETS
Paid-in Capital(b)                                       $  511,255,617     $  60,517,922
Accumulated Undistributed Net Investment Income (Loss)          (40,916)          118,278
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency
   Transactions                                            (264,565,425)       (9,639,630)
Net Depreciation of Investment Securities
   and Foreign Currency Transactions                        (36,608,590)       (6,233,641)
==========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $  210,040,686     $  44,762,929
==========================================================================================
NET ASSETS AT VALUE:
   Investor Class                                        $  185,225,245     $  40,620,110
==========================================================================================
   Class A                                               $   12,827,002     $   2,944,136
==========================================================================================
   Class B                                               $       73,411     $      84,060
==========================================================================================
   Class C                                               $   11,241,956     $   1,114,623
==========================================================================================
   Class K                                               $      673,072                --
==========================================================================================


STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
OCTOBER 31, 2002

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
                                                            (CONTINUED)       (CONTINUED)
------------------------------------------------------------------------------------------
Shares Outstanding
   Investor Class                                            24,182,809         5,525,532
   Class A                                                    1,729,784           402,526
   Class B                                                        9,619            11,494
   Class C                                                    1,563,132           155,634
   Class K                                                       88,890                --
==========================================================================================
NET ASSET VALUE PER SHARE:
   Investor Class, Offering and Redemption Price per Share   $     7.66        $     7.35
   Class A
      Redemption Price per Share                             $     7.42        $     7.31
      Offering Price per Share (Maximum sales charge
         of 5.50%)                                           $     7.85        $     7.74
   Class B, Offering and Redemption Price per Share          $     7.63        $     7.31
   Class C, Offering and Redemption Price per Share          $     7.19        $     7.16
   Class K, Offering and Redemption Price per Share          $     7.57                --
==========================================================================================

(a) Investment securities at cost and value at October 31, 2002 include repurchase agreements of $1,696,000 and $1,507,000 for European and International Blue Chip Value
    Funds, respectively.

(b) The INVESCO Global & International Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to European Fund and 400 million to International Blue Chip Value Fund: 200 million to European Fund - Investor Class, 100 million to each additional class of
    European Fund and 100 million to each class of International Blue Chip Value Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.
YEAR ENDED OCTOBER 31, 2002 (NOTE 1)

                                                                            INTERNATIONAL
                                                               EUROPEAN         BLUE CHIP
                                                                   FUND        VALUE FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $    4,186,141     $   1,305,363
Interest                                                        134,719            28,681
Securities Loaned Income                                         88,218            12,455
   Foreign Taxes Withheld                                      (429,336)         (141,401)
==========================================================================================
   TOTAL INCOME                                               3,979,742         1,205,098
==========================================================================================
EXPENSES
Investment Advisory Fees                                      2,152,779           375,546
Distribution Expenses                                           761,020           133,711
Transfer Agent Fees                                           1,579,444           298,448
Administrative Services Fees                                    139,432            32,533
Custodian Fees and Expenses                                     313,210            43,537
Directors' Fees and Expenses                                     23,368            14,350
Interest Expenses                                                10,119               556
Professional Fees and Expenses                                   56,097            29,783
Registration Fees and Expenses - Investor Class                  39,215            18,468
Registration Fees and Expenses - Class C                             18                 0
Reports to Shareholders                                         175,829            55,300
Other Expenses                                                   58,576            11,227
==========================================================================================
   TOTAL EXPENSES                                             5,309,107         1,013,459
   Fees and Expenses Absorbed/Reimbursed by Investment
      Adviser                                                  (251,290)           (8,258)
   Fees and Expenses Paid Indirectly                             (1,480)             (364)
==========================================================================================
      NET EXPENSES                                            5,056,337         1,004,837
==========================================================================================
NET INVESTMENT INCOME (LOSS)                                 (1,076,595)          200,261
==========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    (97,076,270)       (3,421,995)
   Foreign Currency Transactions                              2,258,176          (571,900)
==========================================================================================
      Total Net Realized Loss                               (94,818,094)       (3,993,895)
==========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                      3,219,615        (4,245,564)
   Foreign Currency Transactions                             23,532,911         2,802,202
==========================================================================================
      Total Change in Net Appreciation/Depreciation          26,752,526        (1,443,362)
==========================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                        (68,065,568)       (5,437,257)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS               $  (69,142,163)    $  (5,236,996)
==========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                                    YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)          (Note 1)
OPERATIONS
Net Investment Loss                                      $   (1,076,595)    $  (2,255,354)
Net Realized Loss                                           (94,818,094)     (159,690,747)
Change in Net Appreciation/Depreciation                      26,752,526      (217,198,123)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                  (69,142,163)     (379,144,224)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0       (59,716,226)
   Class C                                                            0          (170,116)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0       (59,886,342)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                           351,113,065       748,791,845
   Class A                                                   47,565,200               --
   Class B                                                       94,231                --
   Class C                                                  464,753,300       297,059,793
   Class K                                                    5,719,722           116,826
Reinvestment of Distributions
   Investor Class                                                     0        53,629,930
   Class C                                                            0           160,937
==========================================================================================
                                                            869,245,518     1,099,759,331
Amounts Paid for Repurchases of Shares
   Investor Class                                          (445,595,035)     (904,190,979)
   Class A                                                  (35,891,283)               --
   Class B                                                       (1,007)              --
   Class C                                                 (466,940,753)     (290,822,178)
   Class K                                                   (4,871,596)           (3,157)
==========================================================================================
                                                           (953,299,674)   (1,195,016,314)
NET DECREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (84,054,156)      (95,256,983)
==========================================================================================
TOTAL DECREASE IN NET ASSETS                               (153,196,319)     (534,287,549)
NET ASSETS
Beginning of Period                                         363,237,005       897,524,554
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($40,916) and ($32,257), respectively)                $  210,040,686     $ 363,237,005
==========================================================================================

See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                                    YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                (Note 1)
OPERATIONS
Net Investment Income                                    $      200,261     $      64,045
Net Realized Loss                                            (3,993,895)       (5,355,650)
Change in Net Appreciation/Depreciation                      (1,443,362)       (6,075,691)
==========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                   (5,236,996)      (11,367,296)
==========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Investor Class                                                     0        (5,019,412)
   Class C                                                            0           (62,022)
==========================================================================================
TOTAL DISTRIBUTIONS                                                   0        (5,081,434)
==========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Investor Class                                            58,150,538       152,939,831
   Class A                                                   15,202,267                --
   Class B                                                      207,861                --
   Class C                                                   40,714,473        22,776,321
Reinvestment of Distributions
   Investor Class                                                     0         4,951,569
   Class C                                                            0            43,862
==========================================================================================
                                                            114,275,139       180,711,583
Amounts Paid for Repurchases of Shares
   Investor Class                                           (58,556,618)     (156,776,760)
   Class A                                                  (12,396,273)              --
   Class B                                                     (108,262)              --
   Class C                                                  (41,048,220)      (22,441,355)
==========================================================================================
                                                           (112,109,373)     (179,218,115)
NET INCREASE IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                               2,165,766         1,493,468
==========================================================================================
TOTAL DECREASE IN NET ASSETS                                 (3,071,230)      (14,955,262)
NET ASSETS
Beginning of Period                                          47,834,159        62,789,421
==========================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income (Loss) of
   $118,278 and ($149,765), respectively)                $   44,762,929     $  47,834,159
==========================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO GLOBAL & INTERNATIONAL FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Global & International Funds, Inc. (formerly INVESCO International Funds, Inc.) is incorporated in Maryland and presently consists of three separate Funds:
European Fund, Global Growth Fund and International Blue Chip Value Fund (individually the "Fund" and collectively, the "Funds"). Global Growth Fund is presented in a separate report to shareholders. On May 8, 2002, the board of directors of the Funds approved a name change to INVESCO Global & International Funds, Inc. The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO Global & International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

At a special meeting held on July 28, 2002, shareholders of Global Growth Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of Global Growth Fund from a separate series of INVESCO Counselor Series Funds, Inc. to a newly-created separate series of INVESCO International Funds, Inc., effective November 1, 2002. Effective September 1, 2003, Global Growth Fund's fiscal year end will change from August 31 to October 31.

Effective April 1, 2002, European and International Blue Chip Value Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 14, 2000, European Fund began offering an additional class of shares, referred to as Class K shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales price is not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended October 31, 2002, there were no such investments by the Funds.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at October 31, 2002 include:

                                                          COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                  INVESTMENTS FOR            UNREALIZED            UNREALIZED          DEPRECIATION
FUND                                                 TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                      $  252,527,749        $   13,976,794        $   55,286,709        $  (41,309,915)
International Blue Chip Value Fund                     53,732,327             2,789,943            11,560,886            (8,770,943)

                                                                                                  ACCUMULATED     CUMULATIVE EFFECT
                                                                          UNDISTRIBUTED          CAPITAL LOSS              OF OTHER
FUND                                                                    ORDINARY INCOME            CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                            $            0        $ (259,891,941)       $      (13,075)
International Blue Chip Value Fund                                              118,149            (7,107,670)                5,471

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions.

Capital loss carryovers expire in the years 2006, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred director's fees and foreign currency transactions.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                                AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                              $500       $700         $1         $2         $4         $6
                            $0 TO      $0 TO    $350 TO    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION      OVER
                             $350       $500       $700      TO $1      TO $2      TO $2      TO $4      TO $6      TO $8        $8
FUND                      MILLION    MILLION    MILLION    BILLION    BILLION    BILLION    BILLION    BILLION    BILLION   BILLION
------------------------------------------------------------------------------------------------------------------------------------
European Fund               0.75%         --      0.65%         --      0.55%         --      0.45%      0.40%     0.375%      0.35%
International Blue
   Chip Value Fund             --      0.75%         --      0.65%         --      0.55%      0.45%      0.40%     0.375%      0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended October 31, 2002, amounts paid to the Distributor were as follows:

                                                              INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                             CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                             $    740,682       $    771       $    257     $    52,971     $    3,553
International Blue Chip Value Fund                             124,494            191            283          10,670             --

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended October 31, 2002, for Class B were as follows:

                                                                                                 DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                                                     AGGREGATE          UNREIMBURSED
                                                                                                  UNREIMBURSED         EXPENSES AS %
                                                                         AMOUNT RETAINED              EXPENSES         OF NET ASSETS
FUND                                                                      BY DISTRIBUTOR            UNDER PLAN              OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
European Fund - Class B Plan                                                    $    284            $    1,484                 2.02%
International Blue Chip Value Fund - Class B Plan                                    359                 6,124                 7.29%

Distribution Expenses for each class as presented in the Statement of Operations for the year/period ended October 31, 2002 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    702,108     $    2,297       $    317     $    52,495   $     3,803
International Blue Chip Value Fund                              121,906            699            359          10,747            --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year/period ended October 31, 2002 were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS             A               B               C             K
-----------------------------------------------------------------------------------------------------------------------------------
European  Fund                                           $    1,532,473       $    148        $    51     $    42,253    $    4,519
International Blue Chip Value Fund                              284,398            195            120          13,735            --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by European Fund and IFG and IGAM have agreed to absorb and assume certain fees and expenses incurred by International Blue Chip Value Fund. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year/period ended October 31, 2002, total fees and expenses voluntarily absorbed were as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS          CLASS
FUND                                                              CLASS              A              B               C              K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    237,495     $        0      $       0      $   12,952   $        843
International Blue Chip Value Fund                                    0              0              0           8,258             --

As of the year/period ended October 31, 2002, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the year ended October 31, 2005, are as follows:

                                                               INVESTOR          CLASS          CLASS           CLASS         CLASS
FUND                                                              CLASS              A              B               C             K
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                              $    201,062         $    0        $     0      $    9,298      $    843
International Blue Chip Value Fund                                    0              0              0           3,254            --

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class of shares. Total redemption fees received by European Fund
- Investor Class and International Blue Chip Value Fund - Investor Class for the year ended October 31, 2002 were $164,061 and $102,883, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                                                                  PURCHASES               SALES
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                                  $    237,388,246    $    313,900,980
International Blue Chip Value Fund                                                                   22,155,294          21,197,908

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended October 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                     UNFUNDED
                                                                                PENSION               ACCRUED               PENSION
FUND                                                                           EXPENSES         PENSION COSTS             LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                  $    316                $    0           $    52,515
International Blue Chip Value Fund                                                  417                     0                 9,033

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of October 31, 2002, European and International Blue Chip Value Funds have on loan securities valued at $12,816,539 and $1,402,998, respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended October 31, 2002, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 1.99% to 2.06%, and interest expenses amounted to $8,669 and $556, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended October 31, 2002, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year/period ended October 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                                                            CLASS A               CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------
European Fund                                                                    $    0                $    0            $    2,791
International Blue Chip Value Fund                                                    0                     0                 3,904

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year/period ended October 31, 2002 and the year/period ended October 31, 2001 were as follows:

                                                                    EUROPEAN FUND                INTERNATIONAL BLUE CHIP VALUE FUND
                                                                YEAR ENDED OCTOBER 31                   YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                              2002                  2001                  2002                 2001
                                                           (Note 1)              (Note 1)              (Note 1)
Shares Sold
   Investor Class                                       37,516,059            54,933,642             6,990,083           16,454,542
   Class A                                               6,520,667                    --             2,113,666                   --
   Class B                                                   9,746                    --                26,062                   --
   Class C                                              54,499,792            23,720,944             4,961,956            2,468,779
   Class K                                                 603,756                11,159                    --                   --
Shares Issued from Reinvestment of Distributions
   Investor Class                                                0             3,199,877                     0              503,880
   Class C                                                       0                 9,689                     0                4,467
====================================================================================================================================
                                                        99,150,020            81,875,311            14,091,767           19,431,668
Shares Repurchased
   Investor Class                                      (46,751,700)          (66,282,846)           (7,163,885)         (16,790,881)
   Class A                                              (4,790,883)                   --            (1,711,140)                  --
   Class B                                                    (127)                   --               (14,568)                  --
   Class C                                             (53,821,367)          (22,966,663)           (4,964,120)          (2,412,545)
   Class K                                                (525,731)                 (294)                   --                   --
====================================================================================================================================
                                                      (105,889,808)          (89,249,803)          (13,853,713)         (19,203,426)
NET INCREASE (DECREASE) IN FUND SHARES                  (6,739,788)           (7,374,492)              283,054              228,242
====================================================================================================================================

NOTE 10 -- SUBSEQUENT EVENT. At a special meeting to be held on December 19, 2002, shareholders of the Global Growth Fund will vote on a Plan of Liquidation and Termination, providing for the liquidation of the Global Growth Fund as a separate series of the INVESCO Global & International Funds, Inc.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                        2002         2001         2000         1999            1998
PER SHARE DATA
Net Asset Value -- Beginning of Period                            $    10.59   $    21.53   $    18.01   $    17.62       $   17.34
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                                        (0.00)       (0.00)       (0.11)       (0.09)           0.04
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                                             (2.93)       (9.47)        4.07         2.18            3.58
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       (2.93)       (9.47)        3.96         2.09            3.62
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                        0.00         1.47         0.44         1.70            3.34
====================================================================================================================================
Net Asset Value -- End of Period                                  $     7.66   $    10.59   $    21.53   $    18.01      $    17.62
====================================================================================================================================

TOTAL RETURN                                                         (27.74%)     (46.45%)      22.08%       12.64%          24.92%

RATIOS
Net Assets -- End of Period ($000 Omitted)                        $  185,225   $  354,045   $  894,943   $  546,257      $  672,146
Ratio of Expenses to Average Net Assets(c)(d)                          1.74%        1.54%        1.33%        1.56%           1.34%
Ratio of Net Investment Income (Loss) to Average Net Assets(d)        (0.36%)      (0.37%)      (0.42%)      (0.48%)          0.24%
Portfolio Turnover Rate                                                  86%          89%          84%          90%            102%

(a) The per share information was computed based on average shares for the years ended October 31, 2000 and 1999.

(b) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended October 31, 2002 and 2001.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian and transfer agent fees).

(d) Various  expenses of the Class were  voluntarily  absorbed by IFG for the year ended  October 31, 2002. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.82% and ratio of net investment  loss to average net assets would have been (0.44%).

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A                    CLASS B

                                                                                             PERIOD                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002(a)                    2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                      $    10.77              $   10.77
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                                      0.04                  (0.04)
Net Losses on Securities (Both Realized and Unrealized)                                          (3.39)                 (3.10)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                 (3.35)                 (3.14)
====================================================================================================================================
Net Asset Value -- End of Period                                                            $     7.42              $    7.63
====================================================================================================================================

TOTAL RETURN(c)                                                                                (31.20%)(d)            (29.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                   $  12,827              $     73
Ratio of Expenses to Average Net Assets(e)                                                       1.35%(f)              2.39%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.03%(f)             (0.94%)(f)
Portfolio Turnover Rate                                                                            86%(g)                86%(g)

(a) From April 1, 2002, since inception of Class, to October 31, 2002.

(b) The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class,  which is before any expense  offset  arrangements  (which may include  custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2002.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                  YEAR ENDED OCTOBER 31             OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2002                  2001                2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                    $    10.26            $    21.38            $    28.72
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                         (0.00)                (0.12)                (0.04)
Net Losses on Securities (Both Realized and Unrealized)                        (3.07)                (9.53)                (7.30)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               (3.07)                (9.65)                (7.34)
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                0.00                  1.47                  0.00
====================================================================================================================================
Net Asset Value -- End of Period                                           $    7.19            $    10.26            $    21.38
====================================================================================================================================

TOTAL RETURN(d)                                                              (29.92%)              (47.76%)              (25.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                 $  11,242            $    9,077            $    2,582
Ratio of Expenses to Average Net Assets(f)(g)                                  2.64%                 2.75%                 2.08%(h)
Ratio of Net Investment Loss to Average Net Assets(g)                         (1.34%)               (1.27%)               (0.88%)(h)
Portfolio Turnover Rate                                                          86%                   89%                   84%(i)

(a) From February 15, 2000, since inception of Class, to October 31, 2000.

(b) The per share information was computed based on average shares for the year ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31, 2002.

(d) The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(g) Various  expenses of the Class were  voluntarily  absorbed by IFG for the year ended  October 31, 2002. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 2.89% and ratio of net investment  loss to average net assets would have been (1.59%).

(h) Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS K
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                               YEAR                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002                       2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                   $    10.52                 $    17.88
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                                                        (0.08)                     (0.00)
Net Losses on Securities (Both Realized and Unrealized)                                       (2.87)                     (7.36)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (2.95)                     (7.36)
====================================================================================================================================
Net Asset Value -- End of Period                                                          $    7.57                 $    10.52
====================================================================================================================================

TOTAL RETURN                                                                                (28.04%)                   (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                $     673                  $     114
Ratio of Expenses to Average Net Assets(e)(f)                                                 2.12%                      2.20%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                        (0.70%)                    (0.58%)(g)
Portfolio Turnover Rate                                                                         86%                        89%(h)

(a) From December 14, 2000, since inception of Class, to October 31, 2001.

(b) The per share information was computed based on average shares for the period ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31, 2001.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily  absorbed by IFG for the year ended October 31, 2002 and the period ended October
    31, 2001. If such expenses had not been voluntarily absorbed,  ratio of expenses to average net assets would have been 2.22% and
    56.83% (annualized),  respectively,  and ratio of net investment loss to average net assets would have been (0.80%) and (55.21%)
    (annualized), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                           PERIOD
                                                                                                                            ENDED
                                                                                 YEAR ENDED OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      2002         2001         2000         1999            1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                           $    8.17   $    11.16   $    11.23   $    10.02      $    10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                       0.05         0.03        (0.01)        0.02           0.00
Net Gains or (Losses) on Securities (Both Realized
  and Unrealized)                                                    (0.87)       (2.07)        0.27         1.21           0.02
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (0.82)       (2.04)        0.26         1.23           0.02
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                      0.00         0.95         0.33         0.02           0.00
====================================================================================================================================
Net Asset Value -- End of Period                                 $    7.35   $     8.17    $   11.16   $    11.23      $   10.02
====================================================================================================================================

TOTAL RETURN                                                       (10.04%)     (19.74%)       2.66%       11.77%          0.20%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $  40,620   $   46,562    $  61,708   $   51,710      $   6,287
Ratio of Expenses to Average Net Assets(d)(e)                        1.99%        1.89%        2.04%        2.09%          0.90%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets(e)       0.42%        0.12%       (0.37%)       0.30%          6.16%(f)
Portfolio Turnover Rate                                                44%          54%          59%         112%             0%(c)

(a) From October 28, 1998, commencement of investment operations, to October 31, 1998.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended October 31, 1998.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(e) Various  expenses of the Class were  voluntarily  absorbed by IFG and IGAM for the year ended October 31, 1999. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 2.56% and ratio of net  investment loss to average net assets would have been (0.17%).

(f) Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            CLASS A                    CLASS B

                                                                                             PERIOD                     PERIOD
                                                                                              ENDED                      ENDED
                                                                                         OCTOBER 31                 OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               2002(a)                    2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                    $    8.96                  $    8.96
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                                                                   0.01                      (0.01)
Net Losses on Securities (Both Realized and Unrealized)                                       (1.66)                     (1.64)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                              (1.65)                     (1.65)
====================================================================================================================================
Net Asset Value -- End of Period                                                          $    7.31                  $    7.31
====================================================================================================================================

TOTAL RETURN(c)                                                                             (18.42%)(d)                (18.42%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                $   2,944                  $     84
Ratio of Expenses to Average Net Assets(e)                                                    1.48%(f)                  2.60%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                                   0.47%(f)                 (0.14%)(f)
Portfolio Turnover Rate                                                                         44%(g)                    44%(g)

(a) From April 1, 2002, since inception of Class, to October 31, 2002.

(b) The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class,  which is before any expense  offset  arrangements  (which may include  custodian fees).

(f) Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2002.

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                          PERIOD
                                                                                                                           ENDED
                                                                                  YEAR ENDED OCTOBER 31               OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2002                  2001                  2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                     $    8.06            $    11.14            $    12.06
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                            (0.02)                (0.02)                (0.04)
Net Losses on Securities (Both Realized and Unrealized)                        (0.88)                (2.12)                (0.88)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                               (0.90)                (2.14)                (0.92)
====================================================================================================================================
Less Dividends and Distributions                                                0.00                  0.94                  0.00
====================================================================================================================================
Net Asset Value -- End of Period                                           $    7.16            $     8.06            $    11.14
====================================================================================================================================

TOTAL RETURN(c)                                                              (11.17%)              (20.75%)               (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                 $   1,115            $    1,272            $    1,082
Ratio of Expenses to Average Net Assets(e)(f)                                  2.75%                 2.76%                 2.47%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                         (0.43%)               (0.62%)               (0.56%)(g)
Portfolio Turnover Rate                                                          44%                   54%                   59%(h)

(a) From February 15, 2000, since inception of Class, to October 31, 2000.

(b) The per share information was computed based on average shares for the period ended October 31, 2000.

(c) The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were  voluntarily  absorbed by IFG and IGAM for the years ended October 31, 2002 and 2001. If such expenses  had not been  voluntarily  absorbed,  ratio of  expenses  to  average  net  assets  would  have been  3.52% and 3.02%, respectively, and ratio of net investment loss to average net assets would have been (1.20%) and (0.88%), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering               Vice Chairman of           Formerly, Chairman of the           49
1551 Larimer Street, #1701           the Board             Executive Committee and
Denver, Colorado                                          Chairman of the Board of
                                                           Security Life of Denver
Age: 74                                                      Insurance Company and
                                                          Director of ING American
                                                              Holdings Company and
                                                          First ING Life Insurance
                                                              Company of New York.
                                                              Formerly, Trustee of
                                                             INVESCO Global Health
                                                                    Sciences Fund.

Victor L. Andrews, Ph.D.      Director                         Professor Emeritus,           49                      Director of The
34 Seawatch Drive                                            Chairman Emeritus and                             Sheffield Funds, Inc.
Savannah, Georgia                                          Chairman and CFO of the
                                                                 Roundtable of the
Age: 72                                                   Department of Finance of
                                                         Georgia State University;
                                                             and President Andrews
                                                             Financial Associates,
                                                           Inc. (consulting firm).
                                                           Formerly, member of the
                                                          faculties of the Harvard
                                                          Business School; and the
                                                                   Sloan School of
                                                                Management of MIT.

Bob R. Baker                  Director                         Consultant (2000 to           49
37 Castle Pines Dr. N.                                         Present). Formerly,
Castle Rock, Colorado                                          President and Chief
                                                           Executive Officer (1988
Age: 66                                                     to 2000) of AMC Cancer
                                                          Research Center, Denver,
                                                                  Colorado; (until
                                                          Mid-December 1988), Vice
                                                          Chairman of the Board of
                                                          First Columbia Financial
                                                           Corporation, Englewood,
                                                           Colorado; and formerly,
                                                         Chairman of the Board and
                                                           Chief Executive Officer
                                                                 of First Columbia
                                                            Financial Corporation.

Lawrence H. Budner            Director                           Trust Consultant.           49
7608 Glen Albens Circle                                      Formerly, Senior Vice
Dallas, Texas                                                 President and Senior
                                                                  Trust Officer of
Age: 72                                                           InterFirst Bank,
                                                                    Dallas, Texas.


OTHER INFORMATION

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                Director                    Principal and Founder of           49
3600 Republic Plaza           (since 2000)                  Green, Manning & Bunch
370 Seventeenth Street                                      Ltd., Denver, Colorado
Denver, Colorado                                                (1988 to Present);
                                                         Director and Secretary of
Age: 59                                                     Green, Manning & Bunch
                                                            Securities, Inc. since
                                                          September 1993; Director
                                                             and Vice President of
                                                          Western Golf Association
                                                                and Evans Scholars
                                                          Foundation; and Director
                                                             of United States Golf
                                                            Association. Formerly,
                                                               General Counsel and
                                                           Director of Boettcher &
                                                                  Company, Denver,
                                                           Colorado; and formerly,
                                                             Chairman and Managing
                                                         Partner of Davis Graham &
                                                         Stubbs, Denver, Colorado.

Gerald J. Lewis               Director                         Chairman of Lawsuit           49         Director of General Chemical
701 "B" Street                (since 2000)                Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                                 Diego, California (1987                      Hampshire (1996 to Present).
San Diego, California                                       to Present). Formerly,                          Director of Wheelabrator
                                                          Associate Justice of the                        Technologies, Inc., Fisher
Age: 69                                                        California Court of                          Scientific, Inc., Henley
                                                          Appeals; and of Counsel,                          Manufacturing, Inc., and
                                                             Latham & Watkins, San                    California Coastal Properties,
                                                           Diego, California (1987                                              Inc.
                                                                         to 1997).

John W. McIntyre              Director                         Retired. Trustee of           49
Piedmont Center Suite 100                                Gables Residential Trust.
Atlanta, Georgia                                           Trustee and Chairman of
                                                          the J.M. Tull Charitable
Age: 72                                                    Foundation; Director of
                                                          Kaiser Foundation Health
                                                            Plans of Georgia, Inc.
                                                           Formerly, Vice Chairman
                                                         of the Board of Directors
                                                               of The Citizens and
                                                          Southern Corporation and
                                                         Chairman of the Board and
                                                           Chief Executive Officer
                                                               of The Citizens and
                                                                  Southern Georgia
                                                               Corporation and The
                                                             Citizens and Southern
                                                          National Bank. Formerly,
                                                         Trustee of INVESCO Global
                                                          Health Sciences Fund and
                                                             Trustee of Employee's
                                                              Retirement System of
                                                                    Georgia, Emory
                                                                       University.

Larry Soll, Ph. D.            Director                          Retired. Formerly,           49           Director of Synergen since
2358 Sunshine Canyon Dr.      (since 1997)                   Chairman of the Board                            incorporation in 1982;
Boulder, Colorado                                            (1987 to 1994), Chief                                  Director of Isis
                                                           Executive Officer (1982                             Pharmaceuticals, Inc.
Age: 60                                                  to 1989 and 1993 to 1994)
                                                            and President (1982 to
                                                           1989) of Synergen Inc.;
                                                          and formerly, Trustee of
                                                             INVESCO Global Health
                                                                    Sciences Fund.

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These  directors are "interested  persons" of IFG as defined in the Act, and they are interested  persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President (1998-Present);   Chief Executive Officer,           49             Chairman of the Board of
4350 South Monaco Street      Chief Executive                     Managed Products                     INVESCO Funds Group, Inc. and
Denver, Colorado              Officer (1998-Present);       Division, AMVESCAP PLC                        INVESCO Distributors, Inc.
                              and Chairman of             (2001 to Present); Chief
Age:  51                      the Board (since 1999)     Executive Officer INVESCO
                                                            Funds Group, Inc.; and
                                                           Chief Executive Officer
                                                          of INVESCO Distributors,
                                                          Inc. Formerly, President
                                                           of INVESCO Funds Group,
                                                         Inc., formerly, President
                                                          of INVESCO Distributors,
                                                             Inc., formerly, Chief
                                                             Operating Officer and
                                                          Chairman of the Board of
                                                             INVESCO Global Health
                                                          Sciences Fund; formerly,
                                                                Chairman and Chief
                                                              Executive Officer of
                                                             NationsBanc Advisors,
                                                               Inc., and formerly,
                                                           Chairman of NationsBanc
                                                                 Investments, Inc.

Raymond R. Cunningham         Vice President                   President and Chief           49            Director of INVESCO Funds
4350 South Monaco Street      and Director                    Operating Officer of                           Group, Inc. and INVESCO
Denver, Colorado              (since 2001)                    INVESCO Funds Group,                                Distributors, Inc.
                                                                Inc.; President of
Age: 51                                                      INVESCO Distributors,
                                                             Inc. Formerly, Senior
                                                         Vice President of INVESCO
                                                            Funds Group, Inc., and
                                                             formerly, Senior Vice
                                                          President of GT Global -
                                                            North America (1992 to
                                                                            1998).

Richard W. Healey             Director                    Senior Vice President of           45            Director of INVESCO Funds
4350 South Monaco Street      (since 2000)                    INVESCO Funds Group,                           Group, Inc. and INVESCO
Denver, Colorado                                                 Inc.; Senior Vice                                Distributors, Inc.
                                                              President of INVESCO
Age: 48                                                         Distributors, Inc.
                                                             Formerly, Senior Vice
                                                          President of GT Global -
                                                            North America (1996 to
                                                              1998) and The Boston
                                                           Company (1993 to 1996).

OTHER INFORMATION

                                                                                      NUMBER OF
                                                                                       FUNDS IN
                         POSITION(S) HELD WITH                                             FUND
                              COMPANY, TERM OF                                          COMPLEX                                OTHER
                             OFFICE AND LENGTH             PRINCIPAL OCCUPATION(S)  OVERSEEN BY                        DIRECTORSHIPS
NAME, ADDRESS AND AGE          OF TIME SERVED*             DURING PAST FIVE YEARS*     DIRECTOR                     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne                 Secretary                     Senior Vice President,
4350 South Monaco Street                                       General Counsel and
Denver, Colorado                                              Secretary of INVESCO
                                                         Funds Group, Inc.; Senior
Age: 55                                                  Vice President, Secretary
                                                            and General Counsel of
                                                             INVESCO Distributors,
                                                          Inc. Formerly, Secretary
                                                          of INVESCO Global Health
                                                            Sciences Fund; General
                                                          Counsel of INVESCO Trust
                                                           Company (1989 to 1998);
                                                            and employee of a U.S.
                                                                regulatory agency,
                                                         Washington, D.C. (1973 to
                                                                            1989).

Ronald L. Grooms              Chief Accounting           Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street      Officer, Chief                  Treasurer of INVESCO                           Group, Inc. and INVESCO
Denver, Colorado              Financial Officer             Funds Group, Inc.; and                                Distributors, Inc.
                              and Treasurer              Senior Vice President and
Age: 56                                                       Treasurer of INVESCO
                                                                Distributors, Inc.
                                                           Formerly, Treasurer and
                                                           Principal Financial and
                                                             Accounting Officer of
                                                             INVESCO Global Health
                                                         Sciences Fund; and Senior
                                                                Vice President and
                                                              Treasurer of INVESCO
                                                            Trust Company (1988 to
                                                                            1998).

William J. Galvin, Jr.        Assistant Secretary        Senior Vice President and                         Director of INVESCO Funds
4350 South Monaco Street                                    Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                              INVESCO Funds Group,                                Distributors, Inc.
                                                             Inc.; and Senior Vice
Age: 46                                                    President and Assistant
                                                              Secretary of INVESCO
                                                                Distributors, Inc.
                                                           Formerly, Trust Officer
                                                          of INVESCO Trust Company
                                                                   (1995 to 1998).

Pamela J. Piro                Assistant Treasurer               Vice President and
4350 South Monaco Street                                    Assistant Treasurer of
Denver, Colorado                                              INVESCO Funds Group,
                                                               Inc.; and Assistant
Age: 42                                                       Treasurer of INVESCO
                                                                Distributors, Inc.
                                                          Formerly, Assistant Vice
                                                         President (1996 to 1997).

Tane T. Tyler                 Assistant Secretary               Vice President and
4350 South Monaco Street      (since 2002)               Assistant General Counsel
Denver, Colorado                                           of INVESCO Funds Group,
                                                                              Inc.
Age: 37


* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
advisor services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

AINT 900404 12/02

                                                                     APPENDIX II


APRIL 30, 2003




SEMIANNUAL REPORT



INVESCO INTERNATIONAL FUNDS, INC.



EUROPEAN FUND
INTERNATIONAL BLUE CHIP VALUE FUND

"JAPAN HAS STOCK VALUATIONS AMONG THE CHEAPEST IN THE DEVELOPED MARKETS, AND THE PORTFOLIO HAS EXPOSURE TO A FAIRLY BROAD REPRESENTATION OF GLOBALLY COMPETITIVE COMPANIES."
SEE PAGE 6


[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

INTERNATIONAL DIVERSIFICATION:

AS COMPELLING A CASE AS EVER

FELLOW SHAREHOLDER:

When a single event dominates global markets to the extent that the war in Iraq did during this past semiannual period, some investors are quick to assume that stocks across the globe are moving in lock-step. After all, during the build-up to the war -- a period of great uncertainty -- stocks representing most regions were generally down. Then, once the war commenced and military action came to a relatively quick conclusion, stocks rallied across the board.

But the fact remains that variation exists within these ups and downs. And when it comes to building a diversified portfolio, variation -- no matter how slight or broad -- can be worth pursuing. This becomes evident as soon as you look beneath the surface and compare regional returns as well as the drivers behind them. For example, let's consider the month of April, when both U.S. and international stocks enjoyed the so-called "Baghdad bounce." During this brief period, the S&P 500 Index(R) advanced 8.24%, an attractive gain. But European and Latin American stocks jumped even higher, as measured by the MSCI-Europe and MSCI-Latin America indexes, which were up 13.65% and 17.41%, respectively.*

Why did these regions outperform the U.S. for the month? There are a number of reasons, all of which have relevance in making a case for devoting a portion of your portfolio to international stocks. First, the VALUATIONS for European and Latin American stocks are currently lower than those for U.S. stocks -- a longstanding trend that speaks to the U.S.'s "premium" status as the global market leader. Stocks with more room to grow often appeal to investors looking for value as well as quality.

Second, international stocks often respond to UNIQUE ECONOMIC AND POLITICAL ENVIRONMENTS. April was a particularly strong month for financial services stocks, many of which are market-sensitive by nature and therefore benefited in such bullish conditions. Because the financial services sector represents a significantly larger percentage of international market capitalization than U.S. market capitalization, international stocks may have received an extra boost. Meanwhile, Brazilian stocks surged as investors gained confidence in President Luis Ignacio Lula da Silva, a market-friendly leader who took the helm of Brazil at the beginning of 2003.

Another factor at work can be traced to CURRENCIES. U.S. investors have grown accustomed to the U.S. dollar gaining ground against other currencies, but for several months now the reverse has been true. The euro, for example, strengthened against the dollar in April. While this hurts European exporters, it may enhance dollar-based returns for international investors.

Of course, the circumstances driving international stocks' performance are not limited to these three factors -- and April is just one month. But it's also true that the U.S. isn't the only land of opportunity. So when it comes to investing, it may help to think globally and stay diversified.

Sincerely,

/s/Raymond R. Cunningham
------------------------
Ray Cunningham
CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET. THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE MSCI-LATIN AMERICA INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF LATIN AMERICA COMMON STOCK MARKETS. THESE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUNDS, INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"...IRELAND IS PERFORMING WONDERFULLY RIGHT NOW. WITH AN ECONOMIC GROWTH RATE THAT'S WELL ABOVE THE EUROPEAN AVERAGE."

 - PAGE 4

TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO.........................1
FUND REPORTS............................................3
MARKET HEADLINES........................................9
INVESTMENT HOLDINGS....................................10
FINANCIAL STATEMENTS...................................18
NOTES TO FINANCIAL STATEMENTS..........................23
FINANCIAL HIGHLIGHTS...................................29

                                                 INVESCO INTERNATIONAL FUNDS, INC.
                                               TOTAL RETURN, PERIODS ENDED 4/30/03*


                                                                                                                       Manager's
                                                                 Cumulative                            10 years+ or       Report
Fund (Inception)                                                  6 months     1 year   5 years+    Since Inception^      Page #
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS A (WITH SALES CHARGE)(4/02)                   (4.34%)     (26.33%)    N/A        (32.08%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS B (WITH CDSC)(4/02)                           (4.21%)     (29.39%)    N/A        (30.55%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS C (WITH CDSC)(2/00)                           (0.72%)     (26.52%)    N/A        (33.26%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-CLASS K (12/00)                                      1.19%      (24.01%)    N/A        (29.98%)^+              3
----------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FUND-INVESTOR CLASS (6/86)                                1.17%      (23.80%)  (13.06%)        2.91%                3
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS A (WITH SALES CHARGE)(4/02)                     (3.88%)     (23.22%)     N/A        (20.06%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS B (WITH CDSC)(4/02)                             (3.50%)     (24.26%)     N/A        (19.75%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-CLASS C (WITH CDSC)(2/00)                              0.12%      (20.64%)     N/A        (12.25%)^+             6
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP
 VALUE FUND-INVESTOR CLASS (10/98)                                 1.90%      (18.59%)     N/A        (3.64%)^+              6
----------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUNDS' INVESTOR CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002.

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

+AVERAGE ANNUALIZED

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.(R)

YOUR FUND'S REPORT

EUROPEAN FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

During the six months ended April 30, 2003, European markets endured a series of ups and downs but ultimately finished the period slightly higher. Two strong months were able to counter the effects of the rest of this difficult period. Specifically, November saw markets rise on anticipation of a year-end rally, and April benefited from an equity surge fueled by the winding down of military combat in Iraq -- a development that bolstered investor confidence after months of geopolitical uncertainty.

Unfortunately, during the four months spanning December through March, stocks were held back by worries over economic stagnation, weak corporate earnings, and a strengthening euro, which compromised profits associated with European exports. In addition, Europe experienced its first major accounting scandal in February, when Dutch grocer Koninklijke Ahold NV (not a fund holding) admitted that profits had been significantly overstated in the past. Although the European Central Bank (ECB) cut interest rates twice during the period, rate cuts are typically not an immediate panacea, as it usually takes time for monetary policy to work through the economy.

--------------------------------------------------------------------------------
                                EUROPEAN FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 4/30/03
--------------------------------------------------------------------------------

Vodafone Group PLC..............................4.84%
BP PLC..........................................4.20%
Novartis AG.....................................3.51%
GlaxoSmith Kline PLC............................3.21%
Shell Transport & Trading PLC...................2.92%
HSBC Holdings PLC...............................2.79%
streetTRACKS MSCI Pan Euro ETF .................2.51%
TotalFinaElf SA.................................2.41%
Royal Bank of Scotland Group PLC................2.33%
Nokia Oyi.......................................2.22%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

In this environment, European Fund-Investor Class shares finished the six-month period ended April 30, 2003, with a gain of 1.17%. In comparison, the MSCI-Europe Index advanced 4.40% during the same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

DEFENSIVE POSTURE TAKEs A TOLL

Our ongoing strategy of reducing the portfolio's risk relative to the index in an effort to curtail volatility -- though effective in four of the past six months -- resulted in an overly defensive stance at the end of the period when we saw a surprisingly sharp post-war bounce.

In approaching our positioning decisions from an economic rather than geopolitical perspective, we were more focused on Europe's current structural issues than the likelihood of any short-term gains following the war in Iraq. As a result, we were not as heavily weighted in those areas that benefited the most when investors' confidence spiked higher following the end of military conflict. For example, we were underweight compared to the index in the insurance and software industries, both of which performed well for the period thanks to April's upswing. At the same time, we were more substantially weighted in areas such as energy and consumer staples -- two sectors typically deemed relatively defensive and therefore less successful when sentiment turned bullish.

Heineken NV, an international brewer based in Holland, disappointed during the period. Although the company delivered acceptable numbers in March, we were watching it carefully due to a poorly communicated strategy from its management. Then we decided to sell the stock toward the end of the semiannual period in response to the company's decision to buy fellow brewer BBAG Oesterreichische Brau-Beteiligungs AG (not a fund holding). We estimate that this deal will take a minimum of four years to deliver value and therefore is not strategically immediate enough to meet our growth criteria. Furthermore, we believe capital discipline in the European brewing industry remains poor.

Another laggard was Assa Abloy AB. This company is a fast-growing, highly acquisitive lock manufacturer based in Scandinavia. The holding in the fund lost ground during the period after an announcement that the incumbent CEO was leaving (to take a position at Ericsson). We suspect that the industry is maturing, and that organic growth rates have slowed. However, the stock declined almost too quickly, and we have therefore retained a small holding as we monitor future developments.

COUNTRY ALLOCATIONS ON-TARGET

For some time now, we've been emphasizing the so-called "outlier" regions in Europe -- countries that often receive less attention than major economies, but in our opinion deserve investors' notice. Despite a far-reaching monetary policy in Europe, different economic structures from country to country allow for variances in the degree of policy force being imposed with a given interest rate. As an example, Ireland is performing wonderfully right now, with an economic growth rate that's well above the European average. And typically when the ECB trims interest rates, the country's growth is spurred further.

Our exposure to Ireland, therefore -- as well as to Spain and Italy -- worked to the fund's advantage during the six-month period. Spain has been particularly strong, yielding a number of outperformers. For example, Spanish tobacco company Altadis SA contributed an impressive return during the period. Not only is the company growing quickly, but we believe it is also undervalued and currently faces no litigation issues. The majority of its operations are in Southern Europe, but it also markets cigarettes and cigars in Asia as well as cigars in North America. Indeed, we have been pleased with Altadis' excellent returns and its reasonable price-to-earnings ratio.


PIE CHART:  EUROPEAN FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom..............35.09%
            France......................20.17%
            Switzerland.................11.33%
            Spain........................7.48%
            Netherlands..................5.04%
            Germany......................4.84%
            Ireland......................3.53%
            Finland......................2.75%
            Italy........................2.73%
            Sweden.......................1.87%
            Greece.......................1.16%
            Denmark......................0.58%
            Belgium......................0.13%
            Net Cash &
            Cash Equivalents.............2.47%

LINE GRAPH:  INVESCO EUROPEAN FUND-INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund-Investor Class to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 4/30/03.

      INVESCO EUROPEAN FUND-INVESTOR CLASS              MSCI-EUROPE INDEX(2)

4/93  $10,000                                           $10,000
4/94  $12,510                                           $12,225
4/95  $12,576                                           $13,410
4/96  $15,180                                           $15,613
4/97  $18,715                                           $18,957
4/98  $26,806                                           $27,664
4/99  $25,936                                           $29,316
4/00  $41,028                                           $32,329
4/01  $25,021                                           $28,094
4/02  $17,477                                           $24,742
4/03  $13,318                                           $21,081

FUND MANAGEMENT
TEAM MANAGED

[PHOTOGRAPH OF DOMINIC WALLINGTON OMITTED]

DOMINIC WALLINGTON

DOMINIC WALLINGTON LEADS THE TEAM MANAGING INVESCO EUROPEAN FUND. HE RECEIVED A MASTER'S DEGREE IN FINANCE AND INVESTMENT FROM EXETER UNIVERSITY AND A BA (HONS) IN FINANCIAL SERVICES FROM BOURNEMOUTH POLYTECHNIC. MR. WALLINGTON JOINED INVESCO PLC IN 2000 AS A PORTFOLIO MANAGER ON THE EUROPEAN TEAM, WITH PARTICULAR FOCUS ON UK PENSION FUND MANDATES. PRIOR TO JOINING INVESCO, HE WAS A PORTFOLIO MANAGER RUNNING THE UK INCOME AND SMALLER COMPANIES UNIT TRUSTS AND A NUMBER OF SPECIALIST MANDATES FOR CREDIT SUISSE ASSET MANAGEMENT.

At the same time, we've maintained weightings in some of Europe's larger economies, such as Germany, the U.K., and France. One German stock that benefited the fund during the period was Deutsche Boerse AG, which provides a variety of stock exchange introduction, trading and operational services to institutions and private investors. The main area of growth in the last year or so has been in options and futures, but because the company depends on the number of bargains rather than market levels, its core equity business has been resilient as well.

LESS DEFENSIVE, BUT STILL WAITING FOR SIGNS OF STRUCTURAL IMPROVEMENT

We have been concerned about the valuation of the U.S. market and the negative effect that this has on European companies. However, having seen the market come 40% off its highs, it is possible that absolute valuation will be less important in the short to medium term. Europe still looks attractive from a valuation perspective and, before the recent rally, had begun to discount a recession. While we remain concerned about the economic environment, we realize that if a poor outlook is anticipated by stock valuations, it's unlikely that shares will fall much, if at all. Indeed, we are reminded of the adage that the market tends to "climb a wall of worry."

Our fears of structural problems within many of the major European economies remain. However, having slightly missed the beginning of the rally, we have repositioned the fund to remove its defensive bias. Needless to say, we will be watching carefully to see whether the environment improves before implementing this strategy too aggressively. Overall, we have gone from concerns over a double-dip recession to an expectation of range-bound markets slowly delivering value through earnings accretion.

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS A and Class B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class A to the value of a $10,000 investment in the MSCI-Europe Index(2), and the value of a $10,000 investment in INVESCO European Fund - Class B to the value of a $10,000 investment in the MSCI-Europe Index (2) assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS A           INVESCO EUROPEAN FUND-CLASS B           MSCI-EUROPE INDEX(2)
4/1/02  $10,000                                 $10,000                                 $10,000
4/02    $ 8,439                                 $ 9,443                                 $ 9,932
4/03    $ 6,579                                 $ 6,740                                 $ 8,462

LINE GRAPH:  INVESCO EUROPEAN FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class C to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO European Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS C                   MSCI-EUROPE INDEX(2)

2/00    $10,000                                         $10,000
4/00    $ 9,022                                         $ 9,794
4/01    $ 5,428                                         $ 8,511
4/02    $ 3,669                                         $ 7,496
4/03    $ 2,733                                         $ 6,386

LINE GRAPH:  INVESCO EUROPEAN FUND-CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO European Fund - Class K to the value of a $10,000 investment in the MSCI-Europe Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 4/30/03.

        INVESCO EUROPEAN FUND-CLASS K                   MSCI-EUROPE INDEX(2)

12/00   $10,000                                         $10,000
4/01    $ 8,110                                         $ 9,684
4/02    $ 5,638                                         $ 8,529
4/03    $ 4,284                                         $ 7,266

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE MSCI-EUROPE INDEX IS AN UNMANAGED INDEX THAT REFLECTS PERFORMANCE OF EUROPEAN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

YOUR FUND'S REPORT

INTERNATIONAL BLUE CHIP VALUE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Overseas equities faced a tumultuous six months as four quarters of negative returns were book-ended by the strong positive months of November and April. The MSCI-Europe, Australasia, and Far East (EAFE) Index rose by 2.04% over the six-month period ended April 30, 2003. The negative effects of the war in Iraq and the severe acute respiratory syndrome (SARS) epidemic quelled returns, but the swift resolution to the war stabilized markets and fueled investor confidence during April. International Blue Chip Value Fund-Investor Class shares underperformed the index, gaining 1.90% during that same period. (Of course, past performance is no guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

STRENGTH IN THE EURO SUPPORTED RETURNS

Europe was the strongest performing area during the six-month period. The continuing rally in the euro to record highs versus the U.S. dollar helped to boost results for U.S.-based investors. In addition, the European Central Bank lowered interest rates by 75 basis points during the period in an effort to stimulate the economy. The U.K. remains on a healthy economic footing owing to resilient consumption trends and the favorable impact of government spending.

Select peripheral markets fared better. Spanish stocks produced positive returns in the period, with a number of key index constituents benefiting from increasing stability in South America. The portfolio's holdings in Europe remain focused on pharmaceuticals, energy, and financials, where stock selection has been quite favorable. Given the attractive valuations of high-quality companies across a broad spectrum of the markets in Europe, approximately two-thirds of the fund is invested in the region.

JAPANESE STOCKS REMAINED WEAK

Japanese stocks continued to face a difficult market environment over the six-month period. In an effort to address Japan's beleaguered financial system, the parliament has recently authorized the formation of an entity that will purchase non-performing loans from the banks with government funds. The new Bank of Japan governor will also be seeking to address perhaps the key challenge for the Japanese economy, the effects of a crippling deflationary environment. Recent consumer price inflation trends indicate that price declines may be abating somewhat. In spite of these impediments, Japan's leading companies continue to post growth in underlying earnings driven by dominant global market positions and successful financial and operational restructuring efforts. Japan offers some of the cheapest stock valuations in the developed markets, and the portfolio has exposure to a fairly broad representation of globally competitive companies. Additionally, we continue to own select financially strong firms with primarily a domestic orientation while avoiding companies in Japan's struggling financial industry.

--------------------------------------------------------------------------------
                      INTERNATIONAL BLUE CHIP VALUE FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 4/30/03
--------------------------------------------------------------------------------

Novartis AG.....................................3.05%
Endesa SA Sponsored ADR Representing Ord Shrs...2.83%
Scottish Power PLC..............................2.58%
BP PLC..........................................2.56%
Nestle SA.......................................2.52%
HSBC Holdings PLC...............................2.49%
Societe Generale Series A Shrs..................2.33%
Compagnie Generale des Etablissements Michelin
   Series B Shrs................................2.31%
TotalFinaElf SA Sponsored ADR
   Representing 1/2 Ord Shr.....................2.24%
ING Groep NV....................................2.23%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Emerging-market stocks fared reasonably well relative to the developed markets, a trend that has been in place now for about a year. In Latin America, results were quite strong owing to a further recovery in the Brazilian currency and tightening of debt spreads following the election of President Lula last year. In Argentina, the courts ruled that depositors should be reimbursed for the forced conversion of U.S. dollar deposits to pesos following last year's debilitating devaluation. Elsewhere, Asian market returns were mixed with strong gross domestic product growth in China boosting select markets, while South
Korea lumbered under the weight of the unresolved issues surrounding the North Korean nuclear program. We continue to find a limited number of attractive emerging-market investments that meet our financial, fundamental, and valuation criteria.

LINE GRAPH: INVESCO  INTERNATIONAL BLUE CHIP VALUE FUND-INVESTOR CLASS GROWTH OF
            $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO International Blue Chip Value Fund-Investor Class to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (10/98) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-INVESTOR CLASS                       MSCI-EAFE INDEX(4)

10/98   $10,000                                         $10,000
4/99    $10,590                                         $11,544
4/00    $12,002                                         $13,180
4/01    $11,272                                         $11,064
4/02    $10,390                                         $ 9,557
4/03    $ 8,459                                         $ 8,036

PIE CHART:  INTERNATIONAL BLUE CHIP VALUE FUND
            COUNTRY BREAKDOWN
            AS OF 4/30/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            United Kingdom..............24.76%
            Japan.......................17.60%
            Switzerland.................10.67%
            France.......................8.27%
            Netherlands..................6.38%
            Spain........................5.15%
            Germany......................3.69%
            Italy........................3.08%
            South Korea..................2.69%
            Finland......................2.61%
            Denmark......................2.05%
            Australia....................1.48%
            Norway.......................1.41%
            Mexico.......................1.39%
            Portugal.....................1.38%
            Sweden.......................1.29%
            Canada.......................0.67%
            Net Cash &
            Cash Equivalents.............5.43%

ENERGY AND UTILITY STOCKS PERFORMED WELL

Considering the fund's return within the context of sector contributions reveals that the portfolio benefited from strong overweighting in the energy and utilities sectors. Increasing oil prices during the build up to the conflict in Iraq supported strong performance from companies such as TotalFinaElf. In the utilities sector, our overweight position as well as stock selection within the industry contributed strongly to the performance of the fund.

Financial companies struggled a bit during the first quarter of 2003, but have rebounded strongly in conjunction with the markets. The financials sector has the largest representation in our portfolio, and careful stock selection has proven very beneficial to the portfolio.

As the world economy continues to struggle, consumer confidence and spending continues to decline. The consumer discretionary and consumer staples sectors were the poorest performing sectors for the past six months. The fund's overweight positions in these sectors detracted from overall performance.

We remain comfortable with the prospects for global equities over the rest of 2003, although market volatility is likely to remain quite high due to the weak economic climate and somewhat uncertain earnings climate. At present, we are able to find companies meeting our financial, valuation, and global sector-based research criteria in almost all major segments of the market.

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND-CLASS A  AND CLASS B
             GROWTH OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class A to the value of a $10,000 investment in the MSCI-EAFE Index(4), and the value of a $10,000 investment in INVESCO International Blue Chip Value Fund - Class B to the value of a $10,000 investment in the MSCI-EAFE Index (4) assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP     INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND-CLASS A                  VALUE FUND-CLASS B                  MSCI-EAFE INDEX(4)
4/1/02  $10,000                             $10,000                             $10,000
4/02    $ 9,662                             $10,257                             $10,026
4/03    $ 7,848                             $ 7,881                             $ 8,430

LINE GRAPH:  INVESCO INTERNATIONAL BLUE CHIP VALUE FUND - CLASS C GROWTH
             OF $10,000(3)

This  line  graph  compares  the  value  of  a  $10,000  investment  in  INVESCO
International Blue Chip Value Fund - Class C to the value of a $10,000 investment in the MSCI-EAFE Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO International Blue Chip Value Fund - Class C, inclusion of contingent defered sales charge, for the period since inception (2/00) through 4/30/03.

        INVESCO INTERNATIONAL BLUE CHIP
        VALUE FUND - CLASS C                    MSCI-EAFE INDEX(4)

2/00    $10,000                                 $10,000
4/00      9,652                                 $ 9,845
4/01      9,001                                 $ 8,265
4/02      8,184                                 $ 7,139
4/03      6,576                                 $ 6,003

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE MSCI-EAFE INDEX IS AN UNMANAGED INDEX REFLECTING PERFORMANCE OF THE EUROPEAN/AUSTRALASIA/FAR EASTERN STOCK MARKETS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

FUND MANAGEMENT
TEAM MANAGED

[PHOTOGRAPH OF ERIK B. GRANADE OMITTED]

ERIK B. GRANADE, CFA, CIC

ERIK GRANADE IS CHIEF INVESTMENT OFFICER OF INVESCO GLOBAL ASSET MANAGEMENT (N.A.). HE RECEIVED A BA FROM TRINITY COLLEGE AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. ERIK JOINED INVESCO IN 1996, AND BEGAN HIS INVESTMENT CAREER IN 1986. HE HAS MANAGED THE FUND SINCE ITS INCEPTION.

MARKET HEADLINES

MARKET OVERVIEW

NOVEMBER 2002 THROUGH APRIL 2003

Although volatility remained intense, stock markets around the world showed signs of life during the past six months. After a challenging summer that saw economic and geopolitical worries keep investors on their heels, fall 2002 brought some relief. Notably, the relief came in a surprisingly strong third quarter corporate earnings reporting season coupled with another interest rate cut by the U.S. Federal Reserve. These developments had investors optimistic that the world's largest economy might begin its long-awaited recovery. In response, global stocks logged an impressive fourth quarter performance.

The fourth quarter rally was defined by investors' heightened appetite for more aggressive investments. Consequently, sectors believed to possess a higher risk/reward profile, including growth industries such as technology and telecommunications, advanced the furthest. Conversely, more defensive investments, notably bonds, underperformed. Even Japanese stocks, which had been falling in response to continued economic malaise and a dysfunctional banking sector, stabilized at the end of 2002.

While stocks were rallying, the global economy was merely treading water. In the U.S., concerns about Iraq caused a slip in consumer confidence. Economic weakness remained the norm in Europe as well, trends that were exacerbated by the persistently weak dollar. At the same time, oil prices spiked higher in response to labor unrest in Venezuela and concerns that another conflict in the Persian Gulf could lead to supply disruptions. By the end of January, investors began to worry whether stock valuations had become stretched beyond levels justified by the underlying business climate, and U.S. stocks pulled back.

In contrast, Asian markets held up relatively well, despite Japan's economic troubles and concerns stemming from North Korea's nuclear posturing. Thai stocks, in particular, performed well, supported by impressive export numbers. But this solid relative performance was short-lived. By the end of the first quarter, Asian stocks lost much of their momentum to concerns about an unnerving epidemic spreading through China. Severe acute respiratory syndrome (SARS) first hit the headlines in November as officials were shutting down hospitals in a remote region in China. By March, SARS had spread throughout Southeast Asia, west to Europe and across the Atlantic to North America. In addition to being a health threat, SARS also developed into an economic risk, particularly in Southeast Asia, where concerns about the virus kept would-be shoppers at home and discouraged travel to the region.

As the fiscal period came to a close, investors were still seeking direction. On the one hand, some uncertainty was put to rest as the American-led coalition liberated Iraq. However, new questions about the rebuilding process have recently surfaced. In addition, there are concerns about the state of the U.S. economy. Investors will be watching to see whether corporate spending, consumer confidence, and other important measures improve as most analysts expect. Investors are also hoping that the newly elected Republican-majority Congress and President Bush's economic plan -- which includes a proposal for the elimination of individual taxes on dividends -- will foster business-friendly fiscal policy going forward. Overall, few economic analysts foresee a fourth year of broad stock declines, but it will likely take some decisive and lasting signs of improvement before investors regain confidence.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY EXCHANGE RATEFLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
97.48  COMMON STOCKS
0.83   AUSTRIA
       Erste Bank der oesterreichen Sparkassen AG(a)       BA                18,400              $    1,455,889
================================================================================================================
0.13   BELGIUM
       Fortis                                              BA                13,530                     225,284
================================================================================================================
0.58   DENMARK
       Group 4 Falck A/S(a)                                DE                57,800                   1,007,839
================================================================================================================
2.75   FINLAND
       Nokia Oyj(a)                                        TE               228,550                   3,866,737
       Sampo Oyj Series A Shrs(a)                          DF               127,700                     926,336
================================================================================================================
                                                                                                      4,793,073
20.17  FRANCE
       Atos Origin SA(b)                                   IS                 3,476                     124,019
       Aventis SA(a)                                       PH                39,200                   1,990,935
       BNP Paribas SA                                      BA                65,900                   3,093,278
       Credit Agricole SA(a)                               BA                90,900                   1,672,818
       Credit Lyonnais SA(a)(b)                            BA                30,300                   1,878,412
       Essilor International SA                            HS                22,970                     940,531
       France Telecom SA(a)                                IE                53,200                   1,228,984
       France Telecom SA(b)
         (Issued from Rights Offering)                     IE                50,540                   1,162,458
       Groupe Danone(a)                                    PF                12,800                   1,811,313
       L'Oreal SA(a)                                       PE                23,000                   1,644,035
       Orange SA(b)                                        WT               206,902                   1,657,881
       Pernod-Ricard SA(a)                                 DV                26,375                   2,315,023
       PSA Peugeot Citroen(a)                              AM                42,100                   1,970,492
       Publicis Groupe(a)                                  AD                70,000                   1,544,432
       Sanofi-Synthelabo SA(a)                             PH                35,000                   2,087,757
       streetTRACKS MSCI Pan Euro ETF(c)                   IN                55,000                   4,378,849
       TotalFinaElf SA                                     IO                32,100                   4,209,273
       Vinci SA(a)                                         EC                22,700                   1,478,192
================================================================================================================
                                                                                                     35,188,682
4.84   GERMANY
       Allianz AG                                          ML                10,800                     763,545
       Continental AG(b)                                   TR                48,478                     867,246
       Deutsche Bank AG(a)                                 BA                17,790                     920,018
       Deutsche Boerse AG(a)                               DF                42,000                   1,968,624
       E.ON AG(a)                                          MU                32,300                   1,546,047
       Medion AG(a)                                        DI                39,000                   1,457,619
       Puma AG Rudolf Dassler Sport(a)                     AA                 9,700                     931,400
================================================================================================================
                                                                                                      8,454,499


                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
1.16   GREECE
       Cosmote Mobile Communications SA                    WT               141,365              $    1,464,044
       Public Power(b)                                     EU                36,780                     557,411
================================================================================================================
                                                                                                      2,021,455
3.53   IRELAND
       Allied Irish Banks PLC                              BA               148,400                   2,277,198
       Bank of Ireland                                     BA               167,000                   2,040,773
       CRH PLC                                             BP               120,000                   1,842,739
================================================================================================================
                                                                                                      6,160,710
2.73   ITALY
       Eni SpA(a)                                          OX               116,000                   1,653,153
       Telecom Italia Mobile SpA(a)                        WT               195,200                     919,298
       UniCredito Italiano SpA(a)                          BA               500,000                   2,187,360
================================================================================================================
                                                                                                      4,759,811
5.04   NETHERLANDS
       Aegon NV                                            ML               109,304                   1,111,268
       ING Groep NV                                        ML               115,000                   1,867,347
       Koninklijke KPN NV(b)                               IE               389,889                   2,593,292
       Koninklijke Philips Electronics NV(a)               CL               108,100                   2,011,062
       VNU NV                                              PU                42,000                   1,218,672
=================================================================================================================
                                                                                                      8,801,641
7.48   SPAIN
       Acesa Infraestructuras SA                           HR                74,700                     971,205
       Altadis SA                                          TO               112,900                   2,910,517
       Banco Popular Espanol SA(a)                         BA                29,100                   1,410,740
       Gas Natural SDG SA(a)                               GU                45,074                     862,689
       Grupo Dragados SA                                   CN                94,900                   1,813,152
       Grupo Ferrovial SA(a)                               CN                65,200                   1,730,309
       Indra Sistemas SA                                   IT               150,000                   1,288,980
       Telefonica SA(b)                                    IE               187,056                   2,068,757
================================================================================================================
                                                                                                     13,056,349
1.87   SWEDEN
       Assa Abloy AB Series B Shrs(a)                      BP                99,583                     949,604
       Getinge AB Series B Shrs                            HS                43,800                     990,623
       Swedish Match AB(a)                                 TO               178,900                   1,323,209
================================================================================================================
                                                                                                      3,263,436
11.28  SWITZERLAND
       Converium Holding AG(b)                             RE                21,300                     961,900
       Lonza Group AG(a)                                   SH                26,200                   1,590,776
       Nestle SA                                           PF                11,500                   2,344,430
       Novartis AG(a)                                      PH               155,050                   6,116,033
       Roche Holding AG                                    PH                32,600                   2,074,305
       Straumann Holding AG                                HC                22,240                   1,984,104
       Swiss Re(a)                                         RE                24,000                   1,567,795
       UBS AG(a)                                           BA                29,900                   1,418,613
       Zurich Financial Services AG                        ML                15,366                   1,620,097
================================================================================================================
                                                                                                     19,678,053


                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

35.09  UNITED KINGDOM
       Anglo American PLC                                  DM                55,700              $      797,642
       Arsenal Holdings PLC(b)                             ME                     2                       4,955
       Associated British Foods PLC                        PF               193,900                   1,668,815
       BP PLC                                              IO             1,156,400                   7,328,178
       British Sky Broadcasting Group PLC(b)               CO               208,004                   2,155,889
       Centrica PLC                                        OQ             1,000,000                   2,657,091
       Compass Group PLC                                   HO               200,000                     920,592
       Enterprise Inns PLC                                 FR                62,605                     613,358
       GlaxoSmithKline PLC                                 PH               279,140                   5,594,539
       HBOS PLC                                            BA               282,900                   3,314,222
       HSBC Holdings PLC                                   BA               444,300                   4,867,752
       Imperial Tobacco Group PLC                          TO               135,700                   2,270,760
       Lloyds TSB Group PLC                                BA               250,400                   1,646,830
       Manchester United PLC                               LF               875,000                   1,936,879
       Marks & Spencer Group PLC                           FR               306,000                   1,425,623
       National Grid Transco PLC                           EU               269,675                   1,771,443
       Royal Bank of Scotland Group PLC                    BA               155,200                   4,070,474
       Severn Trent PLC                                    WU               154,200                   1,762,119
       Shell Transport & Trading PLC                       IO               850,000                   5,091,026
       Unilever PLC                                        FD               155,400                   1,527,464
       Vodafone Group PLC                                  WT             4,275,106                   8,438,370
       WH Smith PLC                                        PU               277,100                   1,357,412
================================================================================================================
                                                                                                     61,221,433
       TOTAL COMMON STOCKS (COST $163,552,448)                                                      170,088,154
================================================================================================================
0.05   FIXED INCOME SECURITIES -- FOREIGN CORPORATE BONDS
0.05   SWITZERLAND
       Credit Suisse Group, Conv Notes, 6.000%,
         12/23/2005 (Amortized Cost $79,046)               DF          $    116,000                      89,504
================================================================================================================
30.89  SHORT-TERM INVESTMENTS -- UNITED STATES
4.59   COMMERCIAL PAPER
       Citigroup Inc, 1.330%, 5/1/2003 (Cost $8,000,000)   DF          $  8,000,000                   8,000,000
================================================================================================================
25.71  INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(d)(e), 1.084% (Cost $44,857,725)     IN            44,857,725                  44,857,725
================================================================================================================
0.59   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 4/30/2003 due 5/1/2003 at 1.260%,
         repurchased at $1,034,036 (Collateralized by
         Federal Home Loan Bank, Bonds, due 4/13/2004
         at 1.360%, value $1,056,580) (Cost $1,034,000)    RA          $  1,034,000                   1,034,000
================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (COST $53,891,725)                                                                          53,891,725
================================================================================================================
128.42 TOTAL INVESTMENTS AT VALUE
         (COST $217,523,219)                                                                        224,069,383
================================================================================================================
(28.42)OTHER ASSETS LESS LIABILITIES                                                                (49,583,976)
================================================================================================================
100.00 NET ASSETS AT VALUE                                                                       $  174,485,407
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

INTERNATIONAL BLUE CHIP VALUE FUND
94.57  COMMON STOCKS
1.48   AUSTRALIA
       National Australia Bank Ltd                         BA                32,300              $      656,671
================================================================================================================
0.67   CANADA
       Barrick Gold                                        GO                20,000                     299,000
================================================================================================================
2.05   DENMARK
       Danske Bank A/S                                     BA                47,400                     911,997
================================================================================================================
2.61   FINLAND
       Nokia Oyj                                           TE                28,500                     482,179
       Stora Enso Oyj Series R Shrs                        PR                62,500                     679,365
================================================================================================================
                                                                                                      1,161,544
8.27   FRANCE
       Compagnie de Saint-Gobain                           BP                17,900                     619,668
       Compagnie Generale des Etablissements
         Michelin Series B Shrs                            TR                27,700                   1,024,773
       Societe Generale Series A Shrs                      BA                16,900                   1,033,550
       TotalFinaElf SA Sponsored ADR
         Representing 1/2 Ord Shr                          IO                15,150                     995,355
================================================================================================================
                                                                                                      3,673,346
3.69   GERMANY
       BASF AG(a)                                          DC                21,300                     950,119
       Deutsche Bank AG                                    BA                13,300                     687,815
================================================================================================================
                                                                                                      1,637,934
3.08   ITALY
       Eni SpA Sponsored ADR Representing 5 Ord Shrs(a)    IO                13,000                     923,650
       Sanpaolo IMI SpA Sponsored ADR
         Representing 2 Ord Shrs(a)                        BA                26,800                     442,200
================================================================================================================
                                                                                                      1,365,850
17.60  JAPAN
       Canon Inc                                           OE                23,000                     929,566
       Fuji Photo Film Ltd                                 PT                36,000                     917,659
       Hitachi Ltd Sponsored ADR Representing 10 Ord Shrs  EE                14,200                     476,410
       Ito-Yokado Ltd                                      FR                17,000                     399,841
       Kao Corp                                            HP                25,000                     455,937
       Kyocera Corp                                        EE                 6,900                     336,726
       Nintendo Ltd                                        LP                 9,300                     726,782
       Nippon Telegraph & Telephone Sponsored ADR
         Representing 1/200 Ord Shr                        IE                46,300                     807,472
       Sony Corp Sponsored ADR Representing Ord Shrs       CL                24,300                     601,182
       Takeda Chemical Industries Ltd                      PH                21,000                     769,495
       Takefuji Corp                                       CF                 7,850                     408,758
       TDK Corp                                            EE                12,500                     433,926
       Toyota Motor                                        AM                24,500                     554,670
================================================================================================================
                                                                                                      7,818,424
1.39   MEXICO
       Telefonos de Mexico SA de CV Sponsored ADR
         Representing 20 Series L Shrs                     IE                20,500                     619,305
================================================================================================================

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

6.38   NETHERLANDS
       ABN AMRO Holding NV Sponsored ADR
         Representing Ord Shrs                             BA                31,200              $      516,048
       ING Groep NV                                        ML                61,100                     992,130
       Koninklijke Philips Electronics NV New York
         Registered Shrs                                   CL                41,000                     765,880
       Unilever NV New York Registered Shrs                PF                 8,875                     558,859
================================================================================================================
                                                                                                      2,832,917
1.41   NORWAY
       Statoil ASA                                         OR                78,900                     625,761
================================================================================================================
1.38   PORTUGAL
       Portugal Telecom SGPS SA Sponsored ADR
         Representing Ord Shrs                             IE                86,600                     613,128
================================================================================================================
2.69   SOUTH KOREA
       Korea Electric Power Sponsored ADR
         Representing 1/2 Ord Shr                          EU                56,800                     535,056
       KT Corp Sponsored ADR Representing 1/2 Ord Shr      IE                32,700                     661,848
================================================================================================================
                                                                                                      1,196,904
5.15   SPAIN
       Banco Popular Espanol SA                            BA                 9,900                     479,942
       Endesa SA Sponsored ADR Representing Ord Shrs       EU                88,300                   1,258,275
       Repsol YPF SA Sponsored ADR Representing Ord Shrs   IO                37,600                     547,080
================================================================================================================
                                                                                                      2,285,297
1.29   SWEDEN
       Volvo AB Series B Shrs                              AM                28,700                     573,670
================================================================================================================
10.67  SWITZERLAND
       Nestle SA(a)                                        PF                 5,500                   1,121,249
       Novartis AG(a)                                      PH                34,300                   1,352,982
       Roche Holding AG                                    PH                13,100                     833,540
       Syngenta AG(a)                                      FA                14,150                     730,296
       Zurich Financial Services AG                        ML                 6,632                     699,238
================================================================================================================
                                                                                                      4,737,305
24.76  UNITED KINGDOM
       Abbey National PLC                                  BA                86,700                     615,936
       Amersham PLC                                        HC                44,300                     318,434
       BAE Systems PLC                                     AE               268,500                     544,995
       BP PLC                                              IO               179,400                   1,136,869
       BT Group PLC                                        IE               143,000                     409,675
       Cadbury Schweppes PLC                               PF               176,000                     980,303
       Diageo PLC                                          BR                79,000                     876,257
       GlaxoSmithKline PLC                                 PH                34,000                     681,430
       GlaxoSmithKline PLC Sponsored ADR
         Representing 2 Ord Shrs                           PH                 5,600                     226,912
       HSBC Holdings PLC                                   BA               101,000                   1,106,556
       Kingfisher PLC                                      GM               171,000                     668,220
       Marks & Spencer Group PLC                           FR                82,571                     384,690
       Rolls-Royce PLC(a)                                  AE               210,000                     304,586
       Royal Bank of Scotland Group PLC                    BA                27,200                     713,382
       Scottish Power PLC                                  EU               184,500                   1,146,335

                                                                          SHARES OR
                                                     INDUSTRY             PRINCIPAL
%      DESCRIPTION                                       CODE                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
       Shell Transport & Trading PLC New York
         Registered Shrs                                   IO                24,400              $      880,596
================================================================================================================
                                                                                                     10,995,176
       TOTAL COMMON STOCKS (COST $44,529,932)                                                        42,004,229
================================================================================================================
9.18   SHORT-TERM INVESTMENTS -- INVESTMENT COMPANIES
9.18   UNITED STATES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(d)(e), 1.084% (Cost $4,076,439)      IN             4,076,439                   4,076,439
================================================================================================================
103.75 TOTAL INVESTMENTS AT VALUE
        (COST $48,606,371)                                                                           46,080,668
================================================================================================================
(3.75) OTHER ASSETS LESS LIABILITIES                                                                 (1,666,303)
================================================================================================================
100.00 NET ASSETS AT VALUE                                                                       $   44,414,365
================================================================================================================

(a) Loaned security, a portion or all of the security is on loan at April 30, 2003.

(b)  Security is non-income producing.

(c)  ETF - Exchange Traded Fund.

(d) The security is purchased with the cash collateral received from securities on loan (Note 5).

(e)  Security is an affiliated company (Note 4).

SUMMARY OF INVESTMENTS BY INDUSTRY

                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
EUROPEAN FUND
Advertising                             AD                  0.88%   $    1,544,432
Apparel, Accessories & Luxury Goods     AA                  0.53           931,400
Automobile Manufacturers                AM                  1.13         1,970,492
Banks                                   BA                 18.61        32,479,661
Building Products                       BP                  1.60         2,792,343
Cable & Satellite Operators             CO                  1.24         2,155,889
Construction & Engineering              CN                  2.03         3,543,461
Consumer Electronics                    CL                  1.15         2,011,062
Distillers & Vintners                   DV                  1.33         2,315,023
Distributors                            DI                  0.83         1,457,619
Diversified Commercial Services         DE                  0.58         1,007,839
Diversified Financial Services          DF                  6.29        10,984,464
Diversified Metals & Mining             DM                  0.46           797,642
Electric Utilities                      EU                  1.33         2,328,854
Electronic Components & Equipment       EC                  0.85         1,478,192
Food Distributors                       FD                  0.88         1,527,464
Food Retail                             FR                  1.17         2,038,981
Gas Utilities                           GU                  0.49           862,689
Health Care Equipment                   HC                  1.14         1,984,104
Health Care Supplies                    HS                  1.11         1,931,154
Highways & Railtracks                   HR                  0.56           971,205
Hotels & Resorts                        HO                  0.53           920,592
Integrated Oil & Gas                    IO                  9.53        16,628,477
Integrated Telecommunication Services   IE                  4.04         7,053,491

SUMMARY OF INVESTMENTS BY INDUSTRY
 (CONTINUED)

                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
EUROPEAN FUND (CONTINUED)
Internet Software & Services            IS                  0.07%   $      124,019
Investment Companies                    IN                 28.22        49,236,574
IT Consulting & Services                IT                  0.74         1,288,980
Leisure Facilities                      LF                  1.11         1,936,879
Movies & Entertainment                  ME                  0.00             4,955
Multi-Line Insurance                    ML                  3.07         5,362,257
Multi-Utilities                         MU                  0.89         1,546,047
Oil & Gas Equipment & Services          OQ                  1.52         2,657,091
Oil & Gas Exploration, Production &
  Transportation                        OX                  0.95         1,653,153
Packaged Foods & Meats                  PF                  3.34         5,824,558
Personal Products                       PE                  0.94         1,644,035
Pharmaceuticals                         PH                 10.24        17,863,569
Publishing & Printing                   PU                  1.48         2,576,084
Reinsurance                             RE                  1.45         2,529,695
Repurchase Agreements                   RA                  0.59         1,034,000
Specialty Chemicals                     SH                  0.91         1,590,776
Telecommunications Equipment            TE                  2.22         3,866,737
Tires & Rubber                          TR                  0.50           867,246
Tobacco                                 TO                  3.73         6,504,486
Water Utilities                         WU                  1.01         1,762,119
Wireless Telecommunication Services     WT                  7.15        12,479,593
Other Assets Less Liabilities                             (28.42)      (49,583,976)
============================================================================================
                                                           100.00%  $  174,485,407
============================================================================================

INTERNATIONAL BLUE CHIP VALUE FUND
Aerospace & Defense                     AE                   1.91%  $      849,581
Automobile Manufacturers                AM                   2.54        1,128,340
Banks                                   BA                  16.13        7,164,097
Brewers                                 BR                   1.97          876,257
Building Products                       BP                   1.39          619,668
Consumer Electronics                    CL                   3.08        1,367,062
Consumer Finance                        CF                   0.92          408,758
Diversified Chemicals                   DC                   2.14          950,119
Electric Utilities                      EU                   6.62        2,939,666
Electronic Equipment & Instruments      EE                   2.81        1,247,062
Fertilizers & Agricultural Chemicals    FA                   1.64          730,296
Food Retail                             FR                   1.77          784,531
General Merchandise Stores              GM                   1.50          668,220
Gold                                    GO                   0.67          299,000
Health Care Equipment                   HC                   0.72          318,434
Household Products                      HP                   1.03          455,937
Integrated Oil & Gas                    IO                  10.09        4,483,550
Integrated Telecommunication Services   IE                   7.00        3,111,428
Investment Companies                    IN                   9.18        4,076,439
Leisure Products                        LP                   1.64          726,782
Multi-Line Insurance                    ML                   3.81        1,691,368
Office Electronics                      OE                   2.09          929,566
Oil & Gas Refining & Marketing          OR                   1.41          625,761
Packaged Foods & Meats                  PF                   5.99        2,660,411
Paper Products                          PR                   1.53          679,365

SUMMARY OF INVESTMENTS BY INDUSTRY
  (CONTINUED)

                                                            % OF
                                  INDUSTRY            NET ASSETS
INDUSTRY                              CODE              AT VALUE             VALUE
--------------------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP VALUE FUND (CONTINUED)
Pharmaceuticals                         PH                  8.70%   $    3,864,359
Photographic Products                   PT                  2.07           917,659
Telecommunications Equipment            TE                  1.09           482,179
Tires & Rubber                          TR                  2.31         1,024,773
Other Assets Less Liabilities                              (3.75)       (1,666,303)
============================================================================================
                                                           100.00%  $   44,414,365
============================================================================================

See Notes to Financial Statements
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                                           $   217,523,219             $   48,606,371
=====================================================================================================
  At Value(a)(b)                                          $   224,069,383             $   46,080,668
Cash                                                               43,994                  1,333,665
Foreign Currency (Cost $209,773 and $35,599, respectively)        212,247                     36,056
Receivables:
  Investment Securities Sold                                    6,118,848                  1,351,486
  Fund Shares Sold                                              1,538,034                    468,177
  Dividends and Interest                                          931,008                    292,963
  Foreign Tax Reclaim                                             132,792                     42,218
Prepaid Expenses and Other Assets                                  51,863                     29,626
=====================================================================================================
TOTAL ASSETS                                                  233,098,169                 49,634,859
=====================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                               8,348,923                    105,074
  Fund Shares Repurchased                                       5,277,373                  1,009,394
  Securities Loaned                                            44,857,725                  4,076,439
Depreciation on Forward Foreign Currency Contracts                 15,584                      9,317
Accrued Distribution Expenses
  Investor Class                                                   33,252                      7,787
  Class A                                                           1,304                        683
  Class B                                                              59                        230
  Class C                                                           3,251                      2,038
  Class K                                                             144                         --
Accrued Expenses and Other Payables                                75,147                      9,532
=====================================================================================================
TOTAL LIABILITIES                                              58,612,762                  5,220,494
=====================================================================================================
NET ASSETS AT VALUE                                       $   174,485,407             $   44,414,365
=====================================================================================================
NET ASSETS
Paid-in Capital(c)                                        $   471,971,191             $   59,342,941
Accumulated Undistributed Net Investment Income                   695,618                    385,049
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions    (304,757,575)               (12,797,238)
Net Appreciation (Depreciation) of Investment Securities
  and Foreign Currency Transactions                             6,576,173                 (2,516,387)
=====================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding     $   174,485,407             $   44,414,365
=====================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                          $   165,319,162             $   39,323,230
=====================================================================================================
  Class A                                                 $     5,225,252             $    3,098,051
=====================================================================================================
  Class B                                                 $        73,978             $      293,209
=====================================================================================================
  Class C                                                 $     3,522,173             $    1,699,875
=====================================================================================================
  Class K                                                 $       344,842                         --
=====================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
                                                               (CONTINUED)                (CONTINUED)
-----------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                               21,335,597                  5,252,036
  Class A                                                         697,061                    416,512
  Class B                                                           9,619                     39,508
  Class C                                                         488,228                    234,648
  Class K                                                          45,023                         --
=====================================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share $          7.75             $         7.49
  Class A
    Redemption Price per Share                            $          7.50             $         7.44
    Offering Price per Share (Maximum sales charge of
      5.50%)                                              $          7.94             $         7.87
  Class B, Offering and Redemption Price per Share        $          7.69             $         7.42
  Class C, Offering and Redemption Price per Share        $          7.21             $         7.24
  Class K, Offering and Redemption Price per Share        $          7.66                         --
=====================================================================================================

(a) Investment securities at cost and value at April 30, 2003 includes a repurchase agreement of $1,034,000 for European Fund.

(b)  Investment  securities  at  cost  and  value  at  April  30,  2003  include
     $43,207,642   and   $3,945,206  of  securities   loaned  for  European  and
     International Blue Chip Value Funds, respectively (Note 5).

(c) The INVESCO International Funds, Inc. have 2 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to European Fund and 400 million to International Blue Chip Value Fund: 200 million to European Fund - Investor Class 100 million to each additional class of European Fund and 100 million to each class of International Blue Chip Value Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO INTERNATIONAL FUNDS, INC.
SIX MONTHS ENDED APRIL 30, 2003
UNAUDITED

                                                                                       INTERNATIONAL
                                                                 EUROPEAN                  BLUE CHIP
                                                                     FUND                 VALUE FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                 $     2,537,516             $      784,675
Interest                                                           30,223                      6,024
Securities Loaned Income                                           49,115                      7,721
  Foreign Taxes Withheld                                         (307,694)                   (98,839)
=====================================================================================================
  TOTAL INCOME                                                  2,309,160                    699,581
=====================================================================================================
EXPENSES
Investment Advisory Fees                                          673,995                    160,930
Distribution Expenses                                             241,940                     62,018
Transfer Agent Fees                                               634,721                    154,620
Administrative Services Fees                                       45,440                     14,656
Custodian Fees and Expenses                                       102,814                     20,175
Directors' Fees and Expenses                                       12,504                      6,008
Interest Expenses                                                  14,462                        996
Professional Fees and Expenses                                     31,785                     17,765
Registration Fees and Expenses
  Investor Class                                                   14,748                      8,611
  Class A                                                           1,437                      1,343
  Class B                                                           1,219                      1,221
  Class C                                                           2,425                      1,958
  Class K                                                           2,544                         --
Reports to Shareholders                                           107,869                     36,431
Other Expenses                                                     27,837                     11,929
=====================================================================================================
  TOTAL EXPENSES                                                1,915,740                    498,661
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser    (342,886)                   (65,747)
  Fees and Expenses Paid Indirectly                                  (228)                      (104)
=====================================================================================================
    NET EXPENSES                                                1,572,626                    432,810
=====================================================================================================
NET INVESTMENT INCOME                                             736,534                    266,771
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                       (54,135,754)                (3,860,562)
  Foreign Currency Transactions                                13,943,604                    702,954
=====================================================================================================
    Total Net Realized Loss                                   (40,192,150)                (3,157,608)
=====================================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                        41,243,641                  2,398,189
  Foreign Currency Transactions                                 1,941,122                  1,319,065
=====================================================================================================
    Total Change in Net Appreciation/Depreciation              43,184,763                  3,717,254
=====================================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                             2,992,613                    559,646
=====================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                         $     3,729,147             $      826,417
=====================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FUND

                                                               SIX MONTHS                       YEAR
                                                                    ENDED                      ENDED
                                                                 APRIL 30                 OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                                                     2003                       2002
                                                                UNAUDITED                    (Note 1)

OPERATIONS
Net Investment Income (Loss)                              $       736,534             $   (1,076,595)
Net Realized Loss                                             (40,192,150)               (94,818,094)
Change in Net Appreciation/Depreciation                        43,184,763                 26,752,526
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                               3,729,147                (69,142,163)
=====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                              145,434,247                351,113,065
  Class A                                                     141,857,577                 47,565,200
  Class B                                                               0                     94,231
  Class C                                                     135,609,840                464,753,300
  Class K                                                       3,195,271                  5,719,722
=====================================================================================================
                                                              426,096,935                869,245,518
Amounts Paid for Repurchases of Shares
  Investor Class                                             (167,879,002)              (445,595,035)
  Class A                                                    (149,878,362)               (35,891,283)
  Class B                                                               0                     (1,007)
  Class C                                                    (144,078,614)              (466,940,753)
  Class K                                                      (3,545,383)                (4,871,596)
=====================================================================================================
                                                             (465,381,361)              (953,299,674)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                (39,284,426)               (84,054,156)
=====================================================================================================
TOTAL DECREASE IN NET ASSETS                                  (35,555,279)              (153,196,319)
NET ASSETS
Beginning of Period                                           210,040,686                363,237,005
=====================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income (Loss) of
  $695,618 and ($40,916), respectively)                   $   174,485,407             $  210,040,686
=====================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
INTERNATIONAL BLUE CHIP VALUE FUND

                                                               SIX MONTHS                       YEAR
                                                                    ENDED                      ENDED
                                                                 APRIL 30                 OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                                                     2003                       2002
                                                                UNAUDITED                    (Note 1)
OPERATIONS
Net Investment Income                                     $       266,771             $      200,261
Net Realized Loss                                              (3,157,608)                (3,993,895)
Change in Net Appreciation/Depreciation                         3,717,254                 (1,443,362)
=====================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                                 826,417                 (5,236,996)
=====================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                                9,961,212                 58,150,538
  Class A                                                      29,152,883                 15,202,267
  Class B                                                         250,091                    207,861
  Class C                                                      29,323,576                 40,714,473
=====================================================================================================
                                                               68,687,762                114,275,139
Amounts Paid for Repurchases of Shares
  Investor Class                                              (11,940,444)               (58,556,618)
  Class A                                                     (29,011,256)               (12,396,273)
  Class B                                                         (45,836)                  (108,262)
  Class C                                                     (28,865,207)               (41,048,220)
=====================================================================================================
                                                              (69,862,743)              (112,109,373)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                                 (1,174,981)                 2,165,766
=====================================================================================================
TOTAL DECREASE IN NET ASSETS                                     (348,564)                (3,071,230)
NET ASSETS
Beginning of Period                                            44,762,929                 47,834,159
=====================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $385,049 and $118,278, respectively)                    $    44,414,365             $   44,762,929
=====================================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO INTERNATIONAL FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. is incorporated in Maryland and presently consists of two separate Funds: European Fund and International Blue Chip Value Fund
(individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in designated geographical sectors for European Fund and to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Value Fund. INVESCO International Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, the Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contigent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended April 30, 2003, European and International Blue Chip Value Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or concentrated investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at April 30, 2003 include:

                                                                                                        NET TAX
                                                COST OF         GROSS TAX         GROSS TAX        APPRECIATION
                                        INVESTMENTS FOR        UNREALIZED        UNREALIZED      (DEPRECIATION)
FUND                                       TAX PURPOSES      APPRECIATION      DEPRECIATION      ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------
European Fund                           $   175,060,496    $   13,836,668     $   9,685,506       $   4,151,162
International Blue Chip Value Fund           51,890,548         3,391,066         9,200,946          (5,809,880)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                         $500      $700        $1        $2        $4        $6
                          $0 TO     $0 TO   $350 TO   MILLION   MILLION   BILLION   BILLION   BILLION   BILLION      OVER
                           $350      $500      $700     TO $1     TO $2     TO $2     TO $4     TO $6     TO $8        $8
FUND                    MILLION   MILLION   MILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION   BILLION
-------------------------------------------------------------------------------------------------------------------------
European Fund             0.75%        --     0.65%        --     0.55%        --     0.45%     0.40%    0.375%     0.35%
International Blue
  Chip Value Fund            --     0.75%        --     0.65%        --     0.55%     0.45%     0.40%    0.375%     0.35%

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAML"), an affiliate of IFG, investment decisions of European Fund are made by IAML. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Value Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the Distributor will change to AIM Distributors Inc., an affiliate of IFG. For the six months ended April 30, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  218,031   $  8,851    $  357  $  20,507  $  1,194
International Blue Chip Value Fund        49,870      3,149       879      7,716        --

If the Class B Plan is terminated, the Board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the six months ended April 30, 2003, for Class B were as follows:

                                                                     DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                         AGGREGATE        UNREIMBURSED
                                                                      UNREIMBURSED       EXPENSES AS %
                                                AMOUNT RETAINED           EXPENSES       OF NET ASSETS
FUND                                             BY DISTRIBUTOR         UNDER PLAN            OF CLASS
------------------------------------------------------------------------------------------------------
European Fund - Class B Plan                            $   306            $     0               0.00%
International Blue Chip Value Fund - Class B Plan         1,012              5,840               1.99%

Distribution Expenses for each Class as presented in the Statement of Operations for the six months ended April 30, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  213,123    $ 8,629    $  357  $  18,748  $  1,083
International Blue Chip Value Fund        48,795      3,323     1,034      8,866        --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the six months ended April 30, 2003 amounted to $217,041 for European Fund and $36,477 for International Blue Chip Value Fund, of which $110,223 and $8,677, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each Class as presented in the Statement of Operations for the six months ended April 30, 2003 were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  609,638   $  2,417     $  84  $  20,384  $  2,198
International Blue Chip Value Fund       139,986      2,092       411     12,131        --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by European Fund and IFG and IGAM have agreed to absorb and assume certain fees and expenses incurred by International Blue Chip Value Fund. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the six months ended April 30, 2003, total fees and expenses voluntarily absorbed were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  317,922       $  0  $  1,886  $  18,652  $  4,426
International Blue Chip Value Fund        53,116          0     1,828     10,803        --

At April 30, 2003, the reimbursement that may potentially be made by the Funds to IFG that will expire during the calendar years ended 2005 and 2006, are as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $  518,984       $  0  $  1,886  $  27,950  $  5,269
International Blue Chip Value Fund        53,116          0     1,828     14,057        --

During the six months ended April 30, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
--------------------------------------------------------------------------------------------
European Fund                         $        0       $  0  $      0  $     190  $      0
International Blue Chip Value Fund             0          0         0          0        --

A 2% redemption fee is retained by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by each Fund's Investor Class shares. Total redemption fees received by European Fund - Investor Class and International Blue Chip Value Fund - Investor Class for the six months ended April 30, 2003 were $39,074 and $2,901, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                             PURCHASES                SALES
--------------------------------------------------------------------------------
European Fund                               $  105,666,109       $  138,004,492
International Blue Chip Value Fund               9,427,225           11,432,112

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI, IAML or IGAM.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended April 30, 2003, included in Directors' Fees and Expenses in the Statement of Operations and pension liability included in Accrued Expenses in the Statement of Assets and Liabilities were as follows:

                                                         PENSION        PENSION
FUND                                                    EXPENSES      LIABILITY
--------------------------------------------------------------------------------
European Fund                                         $    3,706     $   33,582
International Blue Chip Value Fund                           651          5,797

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                        REALIZED
                                       PURCHASES                     SALES        GAIN (LOSS) ON
                                  ------------------------------------------------    INVESTMENT     VALUE AT
AFFILIATE                         SHARES          COST        SHARES      PROCEEDS    SECURITIES    4/30/2003
--------------------------------------------------------------------------------------------------------------
EUROPEAN FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       101,828,650   $ 101,828,650  70,272,100  $ 70,272,100    $        0  $ 44,857,725

INTERNATIONAL BLUE CHIP
  VALUE FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                         9,943,973       9,943,973   7,313,534     7,313,534             0     4,076,439

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of April 30, 2003, European and International Blue Chip Value Funds have on loan securities valued at $43,207,642 and $3,945,206, respectively, and cash collateral of $44,857,725 and $4,076,439, respectively, has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and is disclosed in the Statement of Investment
Securities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of
Operations. Of the securities lending income received for European and International Blue Chip Value Funds $49,115 and $7,721, respectively, were received from investments in INVESCO Treasurer's Series Money Market Reserve Fund.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended April 30, 2003, European and International Blue Chip Value Funds borrowed cash at a weighted average rate ranging from 1.48% to 1.49%, and interest expenses amounted to $14,462 and $996, respectively.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended April 30, 2003, there were no such borrowings for any Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended April 30, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
--------------------------------------------------------------------------------------------
European Fund                      $    8,230        $     0        $10,211        $     0
International Blue Chip Value Fund      2,868              0            200             --

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the six months ended April 30, 2003 and the year/period ended October 31, 2002 were as follows:

                                           EUROPEAN FUND           INTERNATIONAL BLUE CHIP VALUE FUND
                                   SIX MONTHS           YEAR       SIX MONTHS                    YEAR
                                        ENDED          ENDED            ENDED                   ENDED
                                     APRIL 30     OCTOBER 31         APRIL 30              OCTOBER 31
-----------------------------------------------------------------------------------------------------
                                         2003           2002             2003                    2002
                                    UNAUDITED        (Note 1)       UNAUDITED                (Note 1)
Shares Sold
   Investor Class                  19,556,041     37,516,059        1,354,312              6,990,083
   Class A                         19,536,588      6,520,667        3,975,754              2,113,666
   Class B                                  0          9,746           34,117                 26,062
   Class C                         19,299,232     54,499,792        4,141,680              4,961,956
   Class K                            434,439        603,756               --                     --
=====================================================================================================
                                   58,826,300     99,150,020        9,505,863             14,091,767
Shares Repurchased
   Investor Class                 (22,403,253)   (46,751,700)      (1,627,808)            (7,163,885)
   Class A                        (20,569,311)    (4,790,883)      (3,961,768)            (1,711,140)
   Class B                                  0           (127)          (6,103)               (14,568)
   Class C                        (20,374,136)   (53,821,367)      (4,062,666)            (4,964,120)
   Class K                           (478,306)      (525,731)              --                     --
=====================================================================================================
                                  (63,825,006)  (105,889,808)      (9,658,345)           (13,853,713)
NET INCREASE (DECREASE)
   IN FUND SHARES                  (4,998,706)    (6,739,788)        (152,482)               238,054
=====================================================================================================

NOTE 10 -- SUBSEQUENT EVENTS. On June 9, 2003, the Board of Directors for the INVESCO European Fund ("Selling Fund") and on June 11, 2003, the Board of Trustees of the AIM International Core Equity Fund ("Selling Fund") approved an Agreement and Plan of Reorganization (the "Plan") for the sale of all of the assets of the Selling Funds to AIM European Growth Fund and INVESCO
International Blue Chip Value Fund, respectively. The Plan is more fully described in a proxy statement to be presented for shareholder consideration.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS
                                                  ENDED
                                               APRIL 30                             YEAR ENDED OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
                                                   2003         2002         2001         2000         1999         1998
                                              UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $     7.66    $   10.59    $   21.53    $   18.01    $   17.62    $   17.34
=========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(a)
Net Investment Income (Loss)(b)                    0.03        (0.00)       (0.00)       (0.11)       (0.09)        0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   0.06        (2.93)       (9.47)        4.07         2.18         3.58
=========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.09        (2.93)       (9.47)        3.96         2.09         3.62
=========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00         0.00         1.47         0.44         1.70         3.34
=========================================================================================================================
Net Asset Value -- End of Period             $     7.75    $    7.66    $   10.59    $   21.53    $   18.01    $   17.62
=========================================================================================================================

TOTAL RETURN                                      1.17%(c)   (27.74%)     (46.45%)      22.08%       12.64%       24.92%

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  165,319    $ 185,225    $ 354,045    $ 894,943    $ 546,257    $ 672,146
Ratio of Expenses to Average Net
  Assets(d)(e)                                    0.86%(c)     1.74%        1.54%        1.33%        1.56%        1.34%
Ratio of Net Investment Income (Loss)
  to Average Net Assets(e)                        0.43%(c)    (0.36%)      (0.37%)      (0.42%)      (0.48%)       0.24%
Portfolio Turnover Rate                             59%(c)       86%          89%          84%          90%         102%

(a)  The per share  information  was  computed  based on average  shares for the years ended October 31, 2000 and 1999.

(b)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended October 31, 2002 and 2001.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  if  applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended April 30, 2003 and the year ended  October 31,  2002.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.05% and 1.82%, respectively,  and ratio of net investment income (loss) to average net assets  would have been 0.24% and (0.44%), respectively.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                    CLASS A                           CLASS B
                                        SIX MONTHS           PERIOD       SIX MONTHS           PERIOD
                                             ENDED            ENDED            ENDED            ENDED
                                          APRIL 30       OCTOBER 31         APRIL 30       OCTOBER 31
------------------------------------------------------------------------------------------------------
                                              2003             2002(a)          2003           2002(a)
                                         UNAUDITED                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  7.42         $  10.77          $  7.63       $  10.77
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                  0.07             0.04             0.01          (0.04)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              0.01            (3.39)            0.05          (3.10)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.08            (3.35)            0.06          (3.14)
======================================================================================================
Net Asset Value -- End of Period           $  7.50         $   7.42          $  7.69       $   7.63
======================================================================================================

TOTAL RETURN(c)                              1.21%(d)       (31.20%)(d)        0.79%(d)     (29.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 5,225         $ 12,827          $    74       $     73
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.74%(d)         1.35%(g)         1.23%(d)       2.39%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                      0.14%(d)         0.03%(g)         0.09%(d)      (0.94%)(g)
Portfolio Turnover Rate                        59%(d)           86%(h)           59%(d)         86%(h)

(a)  From April 1, 2002, inception of Class, to October 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the period ended
     October 31, 2002.

(c)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various  expenses of Class B were  voluntarily  absorbed by IFG for the six months ended April 30, 2003.
     If such  expenses  had not been  voluntarily absorbed  for Class B, ratio of expenses  to average net assets  would have been 3.86% and ratio of net  investment  loss to average  net assets  would have been (2.54%).

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2002.

FINANCIAL HIGHLIGHTS

EUROPEAN FUND -- CLASS C
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS                                    PERIOD
                                                     ENDED                                     ENDED
                                                  APRIL 30      YEAR ENDED OCTOBER 31     OCTOBER 31
------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001           2000(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  7.19     $  10.26     $  21.38       $  28.72
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                               (0.05)       (0.00)       (0.12)         (0.04)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                            0.07        (3.07)       (9.53)         (7.30)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      0.02        (3.07)       (9.65)         (7.34)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00         0.00         1.47           0.00
======================================================================================================
Net Asset Value -- End of Period                   $  7.21     $   7.19     $  10.26       $  21.38
======================================================================================================

TOTAL RETURN(d)                                      0.28%(e)   (29.92%)     (47.76%)       (25.56%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 3,522     $ 11,242     $  9,077       $  2,582
Ratio of Expenses to Average Net Assets(f)(g)        1.23%(e)     2.64%        2.75%          2.08%(h)
Ratio of Net Investment Loss to Average Net
  Assets(g)                                         (0.21%)(e)   (1.34%)      (1.27%)        (0.88%)(h)
Portfolio Turnover Rate                                59%(e)       86%          89%            84%(i)

(a)  From February 15, 2000, inception of Class, to October 31, 2000.

(b)  The per share information was computed based on average shares for the year ended October 31, 2001.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended October 31,
     2002.

(d)  The applicable CDSC is not included in the Total Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(g)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended April 30,
     2003 and the year ended  October 31,  2002.  If such expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 1.73% and 2.89%, respectively,  and ratio of net investment  loss to average net assets would have been (0.71%) and (1.59%), respectively.

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2000.

FINANCIAL HIHGLIGHTS

EUROPEAN FUND -- CLASS K
--------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            SIX MONTHS               YEAR            PERIOD
                                                 ENDED              ENDED             ENDED
                                              APRIL 30         OCTOBER 31        OCTOBER 31
--------------------------------------------------------------------------------------------
                                                  2003               2002           2001(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   7.57          $   10.52      $   17.88
============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   0.01              (0.08)         (0.00)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                        0.08              (2.87)         (7.36)
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  0.09              (2.95)         (7.36)
============================================================================================
Net Asset Value -- End of Period              $   7.66          $    7.57      $   10.52
============================================================================================

TOTAL RETURN                                     1.19%(d)         (28.04%)       (41.16%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $    345          $     673      $     114
Ratio of Expenses to Average Net Assets(e)(f)    0.96%(d)           2.12%          2.20%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                          0.13%(d)          (0.70%)        (0.58%)(g)
Portfolio Turnover Rate                            59%(d)             86%            89%(h)

(a) From December 14, 2000, inception of Class, to October 31, 2001.

(b) The per share information was computed based on average shares for the six months ended April 30,
    2003 and the period ended October 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended October 31,
    2001.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended April 30,
    2003, the year ended October 31,2002 and the period ended October 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.87%, 2.22% and
    56.83% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.78%), (0.80%) and (55.21%) (annualized), respectively.

(g) Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended October 31, 2001.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             SIX MONTHS                                                           PERIOD
                                                  ENDED                                                            ENDED
                                               APRIL 30                 YEAR ENDED OCTOBER 31                 OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------
                                                   2003         2002         2001         2000         1999         1998(a)
                                              UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $     7.35    $    8.17    $   11.16    $   11.23    $   10.02    $   10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                    0.05         0.05         0.03        (0.01)        0.02         0.00
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   0.09        (0.87)       (2.07)        0.27         1.21         0.02
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.14        (0.82)       (2.04)        0.26         1.23         0.02
===========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                   0.00         0.00         0.95         0.33         0.02         0.00
===========================================================================================================================
Net Asset Value -- End of Period             $     7.49    $    7.35    $    8.17    $   11.16    $   11.23    $   10.02
===========================================================================================================================

TOTAL RETURN                                      1.90%(c)   (10.04%)     (19.74%)       2.66%       11.77%      0.20%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $   39,323    $  40,620    $  46,562    $  61,708    $  51,710    $   6,287
Ratio of Expenses to Average Net
  Assets(d)(e)                                    0.99%(c)     1.99%        1.89%        2.04%        2.09%      0.90%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(e)                           0.61%(c)     0.42%        0.12%       (0.37%)       0.30%      6.16%(f)
Portfolio Turnover Rate                             23%(c)       44%          54%          59%         112%         0%(c)

(a)  From October 28, 1998,  commencement of investment  operations,  to October 31, 1998.

(b)  Net Investment  Income  aggregated less than $0.01 on a per share basis for the period ended October 31, 1998.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April 30,
     2003 and the year ended October 31, 1999. If such  expenses  had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.12% and 2.56%, respectively, and ratio of net investment income (loss) to average net assets would have been 0.48% and (0.17%), respectively.

(f)  Annualized

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS A & CLASS B
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    CLASS A                           CLASS B
                                        SIX MONTHS           PERIOD       SIX MONTHS           PERIOD
                                             ENDED            ENDED            ENDED            ENDED
                                          APRIL 30       OCTOBER 31         APRIL 30       OCTOBER 31
------------------------------------------------------------------------------------------------------
                                              2003             2002(a)          2003           2002(a)
                                         UNAUDITED                         UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  7.31         $   8.96          $  7.31       $   8.96
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                  0.04             0.01             0.02          (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              0.09            (1.66)            0.09          (1.64)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              0.13            (1.65)            0.11          (1.65)
======================================================================================================
Net Asset Value -- End of Period           $  7.44         $   7.31          $  7.42       $   7.31
======================================================================================================

TOTAL RETURN(c)                              1.78%(d)       (18.42%)(d)        1.50%(d)     (18.42%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 3,098         $  2,944          $   293       $     84
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.91%(d)         1.48%(g)         1.36%(d)       2.60%(g)
Ratio of Net Investment Income (Loss) to
  Average Net Assets(f)                      0.79%(d)         0.47%(g)         0.53%(d)      (0.14%)(g)
Portfolio Turnover Rate                        23%(d)           44%(h)           23%(d)         44%(h)

(a)  From April 1, 2002, inception of Class, to October 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the period ended
     October 31, 2002.

(c)  The  applicable  sales  charges  for  Class  A or CDSC  for  Class B is not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of Class B were  voluntarily  absorbed by IFG and IGAM for the six  months  ended
     April  30,  2003.  If such  expenses  had not  been voluntarily  absorbed  for Class B, ratio of expenses to average net assets would  have been  2.23% and ratio of net  investment  loss to  average net assets would have been (0.34%).

(g)  Annualized

(h)  Portfolio  Turnover is calculated at the Fund level.  Represents the period ended October 31, 2002.

FINANCIAL HIGHLIGHTS

INTERNATIONAL BLUE CHIP VALUE FUND -- CLASS C
------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS                                    PERIOD
                                                     ENDED                                     ENDED
                                                  APRIL 30      YEAR ENDED OCTOBER 31     OCTOBER 31
------------------------------------------------------------------------------------------------------
                                                      2003         2002         2001           2000(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period             $  7.16     $   8.06     $  11.14       $  12.06
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                          0.05        (0.02)       (0.02)         (0.04)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                            0.03        (0.88)       (2.12)         (0.88)
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      0.08        (0.90)       (2.14)         (0.92)
======================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00         0.00         0.94           0.00
======================================================================================================
Net Asset Value -- End of Period                   $  7.24     $   7.16     $   8.06       $  11.14
======================================================================================================

TOTAL RETURN(c)                                      1.12%(d)   (11.17%)     (20.75%)       (7.63%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)         $ 1,700     $ 1,115      $  1,272       $ 1,082
Ratio of Expenses to Average Net Assets(e)(f)        1.36%(d)    2.75%         2.76%         2.47%(g)
Ratio of Net Investment Income (Loss) to Average
  Net Assets(f)                                      0.58%(d)   (0.43%)       (0.62%)       (0.56%)(g)
Portfolio Turnover Rate                                23%(d)      44%           54%           59%(h)

(a)  From February 15, 2000, inception of Class, to October 31, 2000.

(b)  The per share  information  was  computed  based on average  shares for the period ended October 31,
     2000.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of the Class were voluntarily absorbed by IFG and IGAM for the six months ended April
     30,  2003 and the years ended  October 31, 2002 and 2001.  If such  expenses had not been  voluntarily absorbed,  ratio of expenses  to average  net assets  would have been  1.96%,  3.52% and 3.02%, respectively,  and ratio of net investment loss to average net assets would have been (0.02%), (1.20%)
     and (0.88%), respectively.

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended October 31, 2000.

[INVESCO ICON] INVESCO(R)


1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc., (SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

SINT  900467   5/03

                                                                    APPENDIX III


                          ANNUAL REPORT / JULY 31, 2002

                       AIM INTERNATIONAL CORE EQUITY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

                TRADER GEORG (GISZE) BY HANS HOLBEIN THE YOUNGER

  THIS PAINTING DEPICTS A GERMAN MERCHANT IN LONDON, PRESUMABLY ON SOME KIND OF

BUSINESS VENTURE. THE VARIOUS ITEMS SURROUNDING HIM--LEDGERS AND LISTS, FOREIGN

    COINS, ORNAMENTAL AND EXOTIC-LOOKING OBJECTS--CALL TO MIND HIS TRAVELS IN

SUPPORT OF HIS PROFESSION. TRADERS SUCH AS GEORG FORMED THE BASIS OF THE GLOBAL

 MARKETPLACE AS WE KNOW IT, ALLOWING COMPANIES SUCH AS THOSE IN WHICH THIS FUND

                   INVESTS TO BE OPEN TO THE TRADERS OF TODAY.

================================================================================

AIM International Core Equity Fund seeks high total return. The fund invests, normally, at least 80% of its assets in foreign equity securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o On July 1, 2002, AIM International Value Fund was renamed AIM International Core Equity Fund.

o AIM International Core Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of Class A,Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501 (c)
    (3) organization and IRA rollovers from such plans if an AIM Fund was offered.

o The fund's average annual total returns, including sales charges, for the periods ended 6/30/02, the most recent calendar quarter end, were as follows. Class A shares, one year, -10.38%; five years, 0.01%; inception (12/31/96), 2.59%. Class B shares, one year, -10.40%; inception (3/3/98),
    -1.49%. Class C shares, one year, -6.68%; five years, 0.40%; inception (5/1/95), 6.53%. Class R shares, one year, -5.27%; five years, 1.00%;
    inception, 3.50%.

o Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. (The inception date of Class A shares is 12/31/96.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds tracked by Lipper, Inc., an independent mutual funds performance monitor.

o The unmanaged MSCI EAFE--Registered Trademark-- (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

  This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           During the fiscal year ended July 31, 2002, our nation and
ROBERT H.           markets endured the effects of terrorism and war, an
GRAHAM]             economic downturn, and the worst bear market for equities in almost 60 years.

                        Yet another distressing challenge for us as investors
                    has been coping with reports of accounting irregularities at a few high-profile, publicly traded companies. These reports have damaged confidence in corporate governance and financial reporting--confidence that is essential to the efficient functioning of financial markets. Some investors have withdrawn from the stock market, and as a result, assets in money market funds and other fixed-income instruments have risen substantially.

                        It is worth noting that, despite extensive media coverage of these stories, the number of firms involved is very small considering that there are about 17,000 publicly traded companies in the United States. In addition, our public and private institutions are already adopting policies designed to improve the accuracy of financial reports. We strongly support these legislative and regulatory changes that seek to improve accurate financial disclosure and sounder business ethics.

    Among such efforts are those of the New York Stock Exchange, which has established new standards governing companies listed there. These standards increase the authority of and tighten the definition of independent directors; they raise qualification requirements for audit committee members and grant them sole authority for hiring auditors. In addition, the vast majority of affected companies complied with a new Securities and Exchange Commission requirement that senior officers of firms attest to the accuracy of their financial statements. As companies, accountants and regulators focus on improving standards in this area, I am certain that our markets, and investors' trust in them, will strengthen.

DIVERSIFICATION AGAIN PROVES ITS WORTH

    As declining investor confidence took its toll on the equity markets, the value of portfolio diversification once more became clear. Domestic equities, represented by the S&P 500 Index, produced total return of -23.62% for the fiscal year covered by this report. By contrast, fixed-income investments, with the exception of high-yield bonds, did well. The Lehman Aggregate Bond Index of investment-grade domestic bonds returned 7.53% for the year. Because high-yield bonds tend to behave more like equities than like other fixed-income securities, they produced negative results, with the Lehman High Yield Index returning -9.15% for the fiscal year.

    As always, but especially when markets are volatile, we encourage you to see your financial advisor for a fresh look at your portfolio. The value of many securities has changed significantly in the recent past, and the outperformance of fixed-income securities over equities may have significantly altered the character of your portfolio. Take this opportunity to re-examine your investment goals and make sure your portfolio still suits your objectives, time horizon, and risk tolerance.

YOUR FUND MANAGERS COMMENT

In the following pages your fund managers discuss factors that influenced your fund and how they managed the fund during the fiscal year covered by this report. We hope you find their discussion informative.

    This is our first report to you since AIM International Value Fund was renamed AIM International Core Equity Fund on July 1, 2002. For the fiscal year ended July 31, 2002, Class A shares of the fund returned -12.71% at net asset value. Though negative, this result is better than the total return of the MSCI EAFE Index, which was -16.92% for the same period.

    You can find timely information about your fund and the markets on our Web site, www.aimfunds.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to our next report to you in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
August 22, 2002

INVESTMENT STRATEGY CUSHIONS FUND

INTERNATIONAL MARKETS WERE VOLATILE DURING THE FISCAL YEAR. HOW DID AIM INTERNATIONAL CORE EQUITY FUND PERFORM?

While international stocks generally fared better than their U.S. counterparts, they also sustained losses for the fiscal year--a trend that adversely affected the fund's performance. Excluding sales charges, total returns for Class A, Class B, Class C and Class R shares were -12.71%, -13.27%, -13.29% and -12.89%, respectively, for the fiscal year ended July 31, 2002. By comparison, the MSCI EAFE--Registered Trademark-- Index and the Lipper International Fund Index returned -16.92% and -14.32%, respectively, over the same period.

WHAT WERE THE MAJOR TRENDS IN INTERNATIONAL MARKETS?

Many of the developments that caused U.S. stocks to decline also had negative repercussions on international markets. These factors included economic uncertainties, anemic company earnings, questionable corporate ethics and accounting practices, the ongoing threat of terrorism, and tensions in the Middle East. For much of the fiscal year, international stocks held up better than U.S. equities, mainly because they were more favorably priced than U.S. stocks. However, during the final months of the fiscal year, particularly in July, international markets declined precipitously amid heightened concerns about corporate ethics.

    For most of the fiscal year, value stocks outperformed growth stocks, and emerging markets outperformed developed markets. Small-cap stocks outperformed large-cap stocks. Smaller companies, which tend to have national rather than global customer bases, were less affected by international trends.

    Consumer staples and materials were among the better-performing sectors while information technology, telecommunications and utilities were the poorest-performing sectors.

HOW DID EUROPEAN MARKETS FARE?

Despite rallying in the fourth quarter of 2001 and in March of 2002, European markets were down for the fiscal year. After shaking off the effects of the terrorist attacks of September 11, 2001, European stocks, buoyed by healthy consumer spending, performed strongly at the close of 2001. However, the rally ended in January 2002 amid concerns about corporate ethics in the United States and the rising unemployment rate in Europe. Markets revived in March as economic conditions began to stabilize, and unemployment rates began dropping in many of Europe's largest economies. In the final months of the fiscal year, markets fell as concerns about corporate ethics became amplified.

    The strengthening of the euro against the dollar helped to boost returns of European stocks.

    The Czech Republic and Austria were among the top-performing European markets. At the opposite end of the spectrum, Finland, Sweden, Ireland and Germany were among the weakest.

HOW DID ASIAN MARKETS AND THE REST OF THE WORLD PERFORM?

Several key Asian market indexes posted gains for the fiscal year. Investors favored Asian stocks because of their attractive valuations and the strong earnings of companies in the region, particularly in emerging markets. Asian emerging markets rallied strongly from October 2001 until May 2002, when concerns about the strength of the U.S. economic recovery prompted a sell-off. Many Asian economies are export oriented and concerns that there might be reduced demand for their products in the United States caused stocks in the region to decline during the final two months of the fiscal year. Among the better-performing Asian markets were Indonesia, Pakistan and Thailand.

    Also noteworthy was the improved performance of Japanese stocks, which got a boost from foreign buyers. Additionally, Japan's struggling economy displayed some signs of reviving. In Latin America, markets plummeted in the wake of Argentina's economic woes and political uncertainties in Brazil.

HOW DID YOU MANAGE THE FUND?

As of July 31, 2002, the fund had 62 holdings, slightly more than at beginning of the fiscal year. The portfolio had significant exposure to financial, consumer-discretionary, energy and consumer-staples stocks. Most of the fund's holdings were in European and Asian stocks, with the United Kingdom and Japan representing the top country allocations. The fund's sector and country allocations are primarily a by-product of our stock-selection process. We seek to own the favorably priced stocks of companies with established track records.

    Careful stock selection helped to cushion the fund against more substantial losses. Country allocation also had a positive impact on performance. The fund's British, Dutch, French, German and Spanish holdings generally performed well. A lack of exposure to the troubled Finnish and Swedish markets, which were negatively affected by the poor performance of telecommunications stocks, also was a plus. The fund's emerging-market stocks were detrimental to performance as most of the fund's emerging-market exposure was in Latin America. The portfolio's holdings in Japan, Portugal and South Korea also underperformed.

PORTFOLIO COMPOSITION

As of 7/31/02, based on total net assets

=================================================================================================================================
TOP 10 HOLDINGS                                     TOP 10 INDUSTRIES                                  TOP 10 COUNTRIES
---------------------------------------------------------------------------------------------------------------------------------

 1. TotalFinaElf S.A.-ADR (France)            2.9%   1. Banks                                   16.9%   1. United Kingdom   23.5%

 2. Nestle S.A.-ADR (Switzerland)             2.9    2. Integrated Oil & Gas                    12.5    2. Japan            20.6

 3. HSBC Holdings PLC-ADR (United Kingdom)    2.7    3. Integrated Telecommunications Services   8.8    3. Switzerland       9.2

 4. Novartis A.G.-ADR (Switzerland)           2.6    4. Pharmaceuticals                          8.0    4. Netherlands       8.7

 5. Cadbury Schweppes PLC (United Kingdom)    2.5    5. Packaged Foods                           6.7    5. France            8.4

 6. ENI S.p.A.- ADR (Italy)                   2.4    6. Electric Utilities                       5.6    6. Germany           5.0

 7. GlaxoSmithKline PLC-ADR (United Kingdom)  2.4    7. Consumer Electronics                     4.9    7. Italy             4.9

 8. Compagnie Generale des Etablissements            8. Electronic Equipment & Instruments       3.5    8. Spain             4.7
    Michelin-Class B (France)                 2.2
                                                     9. Aerospace & Defense                      2.9    9. United States     3.6
 9. Scottish Power PLC (United Kingdom)       2.2
                                                    10. Diversified Chemicals                    2.7   10. South Korea       2.8
10. Societe Generale-ADR (France)             2.1

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

CAN YOU DISCUSS A FEW OF THE FUND'S HOLDINGS?

o Unilever, a British/Dutch firm, was a solid contributor to the fund's performance. The company is a leading distributor of packaged consumer products, such as frozen foods, margarine, tea, soap and deodorants. It markets such brand-name products as Breyer's Ice Cream, Lipton Tea and Dove Soap. Unilever, which recently made several U.S. acquisitions, has reported strong earnings in 2002.

o Novartis, a Swiss pharmaceutical company, also performed well for the fund. Prescription drugs account for about 60% of the company's sales. The U.S. Food and Drug Administration recently approved its drug Diovan for the treatment of heart conditions. Novartis' consumer-health unit markets such products as Gerber baby food and Maalox, an antacid medicine. The company reported healthy sales for the first half of 2002.

o Nestle of Switzerland is the world's largest food company. Although perhaps best known for its chocolate, the company also markets coffee, bottled water, pet food and other products. The company has reported strong sales growth.

o SAP, a German software firm, detracted from performance. The company is the leading provider of enterprise resource planning software that is used to integrate back-office functions such as accounting, distribution, human resources and manufacturing. More than 17,500 companies use its software. Its stock was hurt by the poor performance of the information-technology sector.

WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

In the United States, where recent developments have had an impact on stocks worldwide, markets remained volatile and economic signals were mixed. Although consumer confidence dipped at the close of the fiscal year, consumer spending, which accounts for about two-thirds of economic activity, continued to be fairly healthy. Additionally, a new law was enacted imposing more stringent penalties for corporate fraud and providing for new restrictions and oversight of the accounting industry.

    Europe was more drastically affected by the global downturn and the U.S. recession in 2001 than many analysts had predicted. Still, economic conditions were improving in the region. Even some of Europe's barriers to business--high taxes and strict labor laws--were changing. For instance, in Germany, the former capital gains tax of roughly 50% was abolished in 2002.

    In most Asian markets, economic expansion was expected to continue and corporate earnings were expected to be healthy. However, it was too early to tell whether Japan was truly on the road to economic recovery.

    Perhaps the most compelling argument for international securities was their valuations. With international stocks trading at a discount to U.S. equities, they were an attractive investment option.

PORTFOLIO MANAGEMENT TEAM

Lindsay Davidson, Erik Granade, Michele Garren, Ingrid Baker, Frank Crown, Kent Starke, Charles Radtke, Stephen Thomas.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/02, including sales charges

CLASS A SHARES
 Inception (12/31/96)         0.52%
  5 Years                    -2.61
  1 Year                    -17.49

CLASS B SHARES
 Inception (3/3/98)          -3.95%
  1 Year                    -17.56

CLASS C SHARES
 Inception (5/1/95)           4.81%
  5 Years                    -2.26
  1 Year                    -14.14

CLASS R SHARES*
 Inception                    1.38%
  5 Years                    -1.66
  1 Year                    -12.89


Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect additional Class R 12b-1 fees. (The inception date of Class A shares is 12/31/96.) Class R share returns do not include at 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/95-7/31/02

                                  [HYPO CHART]

              AIM INTERNATIONAL  MSCI EAFE--REGISTERED TRADEMARK--   LIPPER INTERNATIONAL
              CORE EQUITY FUND,              INDEX                        FUND INDEX
              CLASS C SHARES


4/95                 10000                     10000                          10000
7/95                 10621                     10312                          10693
10/95                10568                      9841                          10466
1/96                 11338                     10565                          11138
4/96                 11923                     11141                          11731
7/96                 11736                     10676                          11426
10/96                12344                     10872                          11787
1/97                 13253                     10768                          12467
4/97                 13837                     11043                          12816
7/97                 15754                     12611                          14644
10/97                14491                     11375                          13363
1/98                 15432                     11876                          13677
4/98                 17410                     13130                          15572
7/98                 17391                     13298                          15704
10/98                15830                     12469                          13983
1/99                 16636                     13584                          15137
4/99                 16973                     14373                          15949
7/99                 17198                     14585                          16442
10/99                17717                     15341                          17206
1/00                 18627                     16200                          19523
4/00                 18864                     16373                          19543
7/00                 19163                     15902                          19241
10/00                18092                     14899                          17799
1/01                 18596                     14842                          17788
4/01                 17504                     13704                          16312
7/01                 16213                     12449                          15066
10/01                14384                     11184                          13510
1/02                 14646                     11045                          13688
4/02                 16134                     11801                          14716
7/02                 14057                     10343                          12906

                                                                    Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

==========================================================================================

================================================================================

                                                        CLASS C SHARES
CALENDAR YEAR TOTAL RETURNS (%)                         EXCLUDING SALES CHARGES

      1992    1993    1994    1995     1996    1997    1998    1999    2000     2001

        --      --      --   11.28*   20.99   12.98   10.38   21.64  -10.98   -16.80

*return is from inception 5/1/95

================================================================================

The chart compares your fund to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 5/1/95-7/31/02. (Index performance is from 4/30/95-7/31/02.) It is important to understand the difference between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. A market index such as the MSCI EAFE--Registered Trademark-- Index is not managed, incurring no sales charges, expenses or fees. An index of funds such as the Lipper International Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B, C and R shares will differ due to different sales charges and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JULY 31, 2002

                                                              MARKET
                                                 SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.11%

AUSTRALIA-1.97%

National Australia Bank Ltd.-ADR (Banks)           19,650   $ 1,781,272
=======================================================================

BRAZIL-1.67%

Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)(a)                              25,400       622,300
-----------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated
  Oil & Gas)                                       67,000       884,400
=======================================================================
                                                              1,506,700
=======================================================================

DENMARK-1.14%

Danske Bank A.S. (Banks)                           57,200     1,031,105
=======================================================================

FRANCE-8.40%

Compagnie de Saint-Gobain (Building
  Products)(a)                                     36,000     1,072,536
-----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin-Class B (Tires & Rubber)                50,500     1,996,662
-----------------------------------------------------------------------
Societe Generale-ADR (Banks)                      170,000     1,900,056
-----------------------------------------------------------------------
TotalFinaElf S.A.-ADR (Integrated Oil & Gas)       36,000     2,611,800
=======================================================================
                                                              7,581,054
=======================================================================

GERMANY-4.97%

BASF A.G.-ADR (Diversified Chemicals)              43,000     1,655,500
-----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)             29,400       740,880
-----------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                         25,000     1,429,750
-----------------------------------------------------------------------
SAP A.G.-ADR (Application Software)                35,000       654,500
=======================================================================
                                                              4,480,630
=======================================================================

ITALY-4.88%

ENI S.p.A.-ADR (Integrated Oil & Gas)              29,000     2,178,770
-----------------------------------------------------------------------
Sanpaolo IMI S.p.A.-ADR (Banks)                    55,000       846,450
-----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                      17,500     1,378,650
=======================================================================
                                                              4,403,870
=======================================================================

JAPAN-20.58%

Canon Inc.-ADR (Office Electronics)                48,000     1,627,200
-----------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                 210       981,349
-----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                        55,000     1,715,450
-----------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment &
  Instruments)                                     15,000       859,500
-----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                   52,000     1,092,000
-----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                          25,000     1,149,497
-----------------------------------------------------------------------
Kao Corp. (Household Products)                     38,000       856,177
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
JAPAN-(CONTINUED)

Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                     17,400   $ 1,165,800
-----------------------------------------------------------------------
Nintendo Co. Ltd. (Consumer Electronics)            8,100     1,013,894
-----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)             460     1,880,920
-----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)               37,000     1,677,210
-----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                                32,000     1,329,829
-----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                  14,570       970,239
-----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                     26,000     1,171,611
-----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)      45,000     1,075,854
=======================================================================
                                                             18,566,530
=======================================================================

MEXICO-1.28%

Telefonos de Mexico S.A. de C.V.-Class L-ADR
  (Integrated Telecommunication Services)          40,000     1,156,000
=======================================================================

NETHERLANDS-8.70%

ABN AMRO Holding N.V. (Banks)                     105,000     1,488,168
-----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                        81,000     1,716,390
-----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)      77,600     1,749,104
-----------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
  (Integrated Oil & Gas)                           38,000     1,736,600
-----------------------------------------------------------------------
Unilever N.V.-New York Shares (Packaged Foods
  & Meats)                                         20,650     1,163,627
=======================================================================
                                                              7,853,889
=======================================================================

NORWAY-1.28%

Statoil A.S.A. (Integrated Oil & Gas)             140,000     1,154,088
=======================================================================

PORTUGAL-1.09%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)                     163,000       981,260
=======================================================================

SOUTH KOREA-2.76%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                      114,000     1,166,220
-----------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                        65,000     1,327,300
=======================================================================
                                                              2,493,520
=======================================================================

SPAIN-4.73%

Banco Popular Espanol S.A. (Banks)                 35,000     1,525,799
-----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)             169,500     1,889,925
-----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)        70,000       856,100
=======================================================================
                                                              4,271,824
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE

SWITZERLAND-9.15%

Nestle S.A.-ADR (Packaged Foods & Meats)           48,200   $ 2,589,902
-----------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)                57,500     2,364,975
-----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)               19,200     1,363,765
-----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                       23,000     1,170,673
-----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                        7,000       763,482
=======================================================================
                                                              8,252,797
=======================================================================

UNITED KINGDOM-23.51%

Abbey National PLC (Banks)                        123,300     1,502,185
-----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                     236,200     1,835,943
-----------------------------------------------------------------------
British Aerospace PLC (Aerospace & Defense)       357,400     1,665,688
-----------------------------------------------------------------------
BT Group PLC-ADR (Integrated
  Telecommunication Services)                      38,000     1,201,940
-----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                          329,700     2,286,838
-----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)                159,000     1,929,664
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          55,030     2,173,685
-----------------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks)                      42,000     2,428,440
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Kingfisher PLC (Home Improvement Retail)          350,000   $ 1,059,185
-----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)     170,000       903,963
-----------------------------------------------------------------------
Rolls-Royce PLC (Aerospace & Defense)             425,000       972,093
-----------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           49,000     1,287,444
-----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)           359,200     1,966,198
=======================================================================
                                                             21,213,266
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $89,520,699)                           86,727,805
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-3.57%

Federal Home Loan Mortgage Corp., Unsec.
  Disc. Notes, 1.72%, 08/01/02 (Cost
  $3,219,000)(b)                               $3,219,000     3,219,000
=======================================================================
TOTAL INVESTMENTS-99.68% (Cost $92,739,699)                  89,946,805
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.32%                             289,079
=======================================================================
NET ASSETS-100.00%                                          $90,235,884
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Disc.   - Discounted
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

JULY 31, 2002

ASSETS:

Investments, at market value (cost
  $92,739,699)                                  $89,946,805
-----------------------------------------------------------
Receivables for:
  Investments sold                                  488,022
-----------------------------------------------------------
  Fund shares sold                                  945,144
-----------------------------------------------------------
  Dividends                                         263,887
-----------------------------------------------------------
Investment for deferred compensation plan            26,878
-----------------------------------------------------------
Other assets                                         40,554
===========================================================
    Total assets                                 91,711,290
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,077,730
-----------------------------------------------------------
  Fund shares reacquired                            170,361
-----------------------------------------------------------
  Deferred compensation plan                         26,878
-----------------------------------------------------------
Accrued distribution fees                           138,938
-----------------------------------------------------------
Accrued trustees' fees                                  915
-----------------------------------------------------------
Accrued transfer agent fees                          25,982
-----------------------------------------------------------
Accrued operating expenses                           34,602
===========================================================
    Total liabilities                             1,475,406
===========================================================
Net assets applicable to shares outstanding     $90,235,884
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $34,142,557
___________________________________________________________
===========================================================
Class B                                         $13,470,583
___________________________________________________________
===========================================================
Class C                                         $42,610,185
___________________________________________________________
===========================================================
Class R                                         $    12,559
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           2,834,533
___________________________________________________________
===========================================================
Class B                                           1,149,229
___________________________________________________________
===========================================================
Class C                                           3,639,104
___________________________________________________________
===========================================================
Class R                                               1,043
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.05
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided by
      94.50%)                                   $     12.75
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.72
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.71
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     12.04
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE YEAR ENDED JULY 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $298,931)                                    $  2,325,228
-----------------------------------------------------------
Interest                                             61,074
===========================================================
    Total investment income                       2,386,302
===========================================================

EXPENSES:

Advisory fees                                       947,030
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                       54,865
-----------------------------------------------------------
Distribution fees -- Class A                        112,486
-----------------------------------------------------------
Distribution fees -- Class B                        108,029
-----------------------------------------------------------
Distribution fees -- Class C                        517,597
-----------------------------------------------------------
Distribution fees -- Class R                              7
-----------------------------------------------------------
Transfer agent fees                                 213,971
-----------------------------------------------------------
Trustees' fees                                        9,008
-----------------------------------------------------------
Other                                               123,464
===========================================================
    Total expenses                                2,136,457
===========================================================
Less: Expenses paid indirectly                       (1,110)
===========================================================
    Net expenses                                  2,135,347
===========================================================
Net investment income                               250,955
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (5,297,878)
-----------------------------------------------------------
  Foreign currencies                               (139,696)
===========================================================
                                                 (5,437,574)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,152,841)
-----------------------------------------------------------
  Foreign currencies                                 15,695
===========================================================
                                                 (8,137,146)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                        (13,574,720)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                    $(13,323,765)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JULY 31, 2002 AND 2001

                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    250,955    $    (99,255)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (5,437,574)      2,812,833
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (8,137,146)    (21,198,473)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (13,323,765)    (18,484,895)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (326,844)     (3,675,406)
------------------------------------------------------------------------------------------
  Class B                                                         (112,822)       (716,096)
------------------------------------------------------------------------------------------
  Class C                                                         (586,319)    (10,259,617)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       10,710,635       6,225,433
------------------------------------------------------------------------------------------
  Class B                                                        6,669,654       4,552,726
------------------------------------------------------------------------------------------
  Class C                                                      (12,052,459)     (3,518,037)
------------------------------------------------------------------------------------------
  Class R                                                           13,905              --
==========================================================================================
    Net increase (decrease) in net assets                       (9,008,015)    (25,875,892)
==========================================================================================

NET ASSETS:

  Beginning of year                                             99,243,899     125,119,791
==========================================================================================
  End of year                                                 $ 90,235,884    $ 99,243,899
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 98,629,510    $ 92,831,000
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (316,660)       (458,107)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (5,299,025)      1,511,801
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (2,777,941)      5,359,205
==========================================================================================
                                                              $ 90,235,884    $ 99,243,899
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JULY 31, 2002


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund"), formerly AIM International Value Fund, is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       On July 31, 2002, shares of beneficial interest was increased by $456,775, undistributed net investment income (loss) was decreased by $109,508 and undistributed net realized gains decreased by $347,267 as a result of differing book/tax treatment of the utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $2,448,915 as of July 31, 2002 which may be carried forward to offset future taxable gains, if any, which expire, if not previously utilized, in the year 2010. As of July 31, 2002, the Fund has a post-October capital loss deferral of $2,837,513 and post-October currency loss deferral of $108,366, which will be recognized in the following tax year.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended July 31, 2002, AFS retained $95,005 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended July 31, 2002, the Class A, Class B, Class C and Class R shares paid AIM Distributors $112,486, $108,029, $517,597 and $7, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $15,658 from sales of the Class A shares of the Fund during the year ended July 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended July 31, 2002, AIM Distributors retained $7, $0, $4,030 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended July 31, 2002, the Fund paid legal fees of $3,478 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended July 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,110 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,110.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended July 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended July 31, 2002 and 2001 were as follows:

                                       2002          2001
                                    ----------    -----------
Distributions paid from:
  Ordinary income                   $       --    $ 4,965,689
-------------------------------------------------------------
  Long-term capital gain             1,025,985      9,685,430
=============================================================
                                    $1,025,985    $14,651,119
_____________________________________________________________
=============================================================


  As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                       $(2,448,915)
-----------------------------------------------------------
Unrealized appreciation (depreciation)           (5,944,711)
===========================================================
                                                $(8,393,626)
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the deferral of capital losses and currency losses incurred after October 31, the differing treatment of passive foreign investment companies, and timing differences.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 2002 was $24,647,564 and $21,390,942, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of July 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 12,588,650
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (15,572,788)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $ (2,984,138)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $92,930,943.


NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      3,602,188    $ 47,084,959     4,820,707    $ 76,472,942
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        784,310      10,006,307       381,219       5,709,213
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        871,261      11,192,071     1,114,774      16,413,689
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         1,043          13,905            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         23,834         301,266       229,494       3,508,962
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          8,627         106,544        44,591         671,547
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         42,024         518,574       594,141       8,935,880
======================================================================================================================
Reacquired:
  Class A                                                     (2,788,316)    (36,675,590)   (4,659,020)    (73,756,471)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (270,555)     (3,443,197)     (115,405)     (1,828,034)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,870,536)    (23,763,104)   (1,907,736)    (28,867,606)
======================================================================================================================
                                                                 403,880    $  5,341,735       502,765    $  7,260,122
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                         -----------------------------------------------------------------------
                                                               YEAR ENDED           SEVEN MONTHS
                                                                JULY 31,              ENDED           YEAR ENDED DECEMBER 31,
                                                         -----------------------    JULY 31,        ----------------------------
                                                          2002            2001        2000           1999       1998       1997
                                                         -------         -------    ------------    -------    -------    ------
Net asset value, beginning of period                     $ 13.96         $ 18.78      $ 19.92       $ 16.57    $ 14.99    $13.42(a)
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.09(b)         0.08(b)      0.08(b)       0.13       0.09      0.17(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            (1.86)          (2.64)       (1.22)         3.57       1.59      1.69
================================================================================================================================
    Total from investment operations                       (1.77)          (2.56)       (1.14)         3.70       1.68      1.86
================================================================================================================================
Less distributions:
  Dividends from net investment income                        --              --           --         (0.28)     (0.10)    (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (0.14)          (2.26)          --         (0.07)        --     (0.22)
================================================================================================================================
    Total distributions                                    (0.14)          (2.26)          --         (0.35)     (0.10)    (0.29)
================================================================================================================================
Net asset value, end of period                           $ 12.05         $ 13.96      $ 18.78       $ 19.92    $ 16.57    $14.99
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                           (12.71)%        (14.66)%      (5.72)%       22.54%     11.20%    13.84%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $34,143         $27,870      $30,153       $31,412    $28,281    $8,444
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.82%(d)        1.57%        1.54%(e)      1.51%      1.57%     1.71%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.82%(d)        1.67%        1.64%(e)      1.72%      1.81%     1.81%
================================================================================================================================
Ratio of net investment income to average net assets        0.70%(d)        0.49%        0.70%(e)      0.71%      0.84%     0.83%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                       23%             23%          18%           24%         9%        9%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net assets value has been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b)  Calculated using average shares outstanding.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $32,138,914.
(e)  Annualized.


                                                                                  CLASS B
                                                  -----------------------------------------------------------------------
                                                                                                          MARCH 3, 1998
                                                      YEAR ENDED        SEVEN MONTHS                       (DATE SALES
                                                       JULY 31,            ENDED         YEAR ENDED       COMMENCED) TO
                                                  ------------------      JULY 31,      DECEMBER 31,      DECEMBER 31,
                                                   2002       2001          2000            1999              1998
                                                  -------    -------    ------------    ------------    -----------------
Net asset value, beginning of period              $ 13.67    $ 18.59       $19.81          $ 16.48           $ 16.21
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       0.01(a)   (0.05)(a)    (0.01)(a)        (0.01)               --
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        (1.82)     (2.61)       (1.21)            3.56              0.27
=========================================================================================================================
    Total from investment operations                (1.81)     (2.66)       (1.22)            3.55              0.27
=========================================================================================================================
Less distributions:
  Dividends from net investment income                 --         --           --            (0.15)               --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             (0.14)     (2.26)          --            (0.07)               --
=========================================================================================================================
    Total distributions                             (0.14)     (2.26)          --            (0.22)               --
=========================================================================================================================
Net asset value, end of period                    $ 11.72    $ 13.67       $18.59          $ 19.81            $16.48
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                    (13.27)%   (15.42)%      (6.16)%          21.70%             1.67%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $13,471    $ 8,572       $5,883          $ 5,642            $4,289
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                   2.48%(c)   2.36%        2.32%(d)         2.27%             2.32%(d)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                2.48%(c)   2.36%        2.32%(d)         2.38%             2.46%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         0.04%(c)  (0.30)%      (0.08)%(d)       (0.05)%            0.09%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                23%        23%          18%              24%                9%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,802,915.
(d)  Annualized.


                                                                                     CLASS C
                                                      ---------------------------------------------------------------------
                                                          YEAR ENDED        SEVEN MONTHS
                                                           JULY 31,            ENDED            YEAR ENDED DECEMBER 31,
                                                      ------------------      JULY 31,      -------------------------------
                                                       2002       2001          2000          1999        1998       1997
                                                      -------    -------    ------------    --------    --------    -------
Net asset value, beginning of period                  $ 13.66    $ 18.58      $ 19.80       $  16.48    $  14.93    $ 13.42
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.01(a)   (0.05)(a)    (0.01)(a)      (0.01)(a)      --       0.01(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (1.82)     (2.61)       (1.21)          3.55        1.55       1.73
===========================================================================================================================
    Total from investment operations                    (1.81)     (2.66)       (1.22)          3.54        1.55       1.74
===========================================================================================================================
Less distributions:
  Dividends from net investment income                     --         --           --          (0.15)         --      (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 (0.14)     (2.26)          --          (0.07)         --      (0.22)
===========================================================================================================================
    Total distributions                                 (0.14)     (2.26)          --          (0.22)         --      (0.23)
===========================================================================================================================
Net asset value, end of period                        $ 11.71    $ 13.66      $ 18.58       $  19.80    $  16.48    $ 14.93
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                        (13.29)%   (15.42)%      (6.16)%        21.64%      10.38%     12.98%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $42,610    $62,802      $89,084       $108,821    $105,083    $93,162
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                       2.48%(c)   2.36%        2.32%(d)       2.27%       2.32%      2.46%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                    2.48%(c)   2.36%        2.32%(d)       2.38%       2.46%      2.46%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 0.04%(c)  (0.30)%      (0.08)%(d)     (0.05)%      0.09%      0.08%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                    23%        23%          18%            24%          9%         9%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $51,759,679.
(d)  Annualized.


                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                                JULY 31,
                                                                  2002
                                                              -------------
Net asset value, beginning of period                             $ 13.92
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.01(a)
---------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)          (1.89)
===========================================================================
    Total from investment operations                               (1.88)
===========================================================================
Net asset value, end of period                                   $ 12.04
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (13.51)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    13
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.97%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.97%(c)
===========================================================================
Ratio of net investment income to average net assets                0.55%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               23%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b)  Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,199.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM International Core Equity Fund
And Board of Trustees of AIM Advisors Funds:

We have audited the accompanying statement of assets and liabilities of AIM International Core Equity Fund (a portfolio of AIM Advisors Funds), including the schedule of investments, as of July 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2000 were audited by other auditors whose report dated September 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM International Core Equity Fund as of July 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Houston, Texas
September 10, 2002

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

---------------------------------------------------------------------------------------------------------------------------------
                             TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND      AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH        OFFICER
THE TRUST                    SINCE
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED PERSON

Robert H. Graham* - 1946      1997     Chairman, President and Chief Executive Officer, A I M     None
Trustee, Chairman and                  Management Group Inc. (financial services holding
President                              company); Chairman and President, A I M Advisors, Inc.
                                       (registered investment advisor); Director and Senior
                                       Vice President, A I M Capital Management, Inc.
                                       (registered investment advisor); Chairman, A I M
                                       Distributors, Inc. (registered broker dealer), A I M
                                       Fund Services, Inc. (registered transfer agent) and Fund
                                       Management Company (registered broker dealer); and
                                       Director and Vice Chairman, AMVESCAP PLC (parent of AIM
                                       and a global investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939        2001     Of Counsel, law firm of Baker & McKenzie                   Badgley Funds, Inc. (registered
Trustee                                                                                           investment company)

Bruce L. Crockett - 1944      1997     Chairman, Crockett Technology Associates (technology       ACE Limited (insurance
Trustee                                consulting company)                                        company); and Captaris, Inc.
                                                                                                  (unified messaging provider)

Albert R. Dowden - 1941       2000     Chairman, Cortland Trust, Inc. (registered investment      None
Trustee                                company) and DHJ Media, Inc.; Director, Magellan
                                       Insurance Company; Member of Advisory Board of Rotary
                                       Power International (designer, manufacturer, and seller
                                       of rotary power engines); formerly, Director, President
                                       and CEO, Volvo Group North America, Inc.; and director
                                       of various affiliated Volvo companies

Edward K. Dunn, Jr. - 1935    1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice        None
Trustee                                Chairman, President and Chief Operating Officer,
                                       Mercantile-Safe Deposit & Trust Co.; and President,
                                       Mercantile Bankshares Corp.

Jack M. Fields - 1952         1997     Chief Executive Officer, Twenty First Century Group,       Administaff
Trustee                                Inc. (government affairs company)

Carl Frischling - 1937        1997     Partner, law firm of Kramer Levin Naftalis and Frankel     Cortland Trust, Inc.
Trustee                                LLP                                                        (registered investment company)

Prema Mathai-Davis - 1950     1998     Formerly, Chief Executive Officer, YWCA of the USA         None
Trustee

Lewis F. Pennock - 1942       1997     Partner, law firm of Pennock & Cooper                      None
Trustee

Ruth H. Quigley - 1935        2001     Retired                                                    None
Trustee

Louis S. Sklar - 1939         1997     Executive Vice President, Development and Operations,      None
Trustee                                Hines Interests Limited Partnership (real estate
                                       development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

--------------------------------------------------------------------------------

As of December 31, 2001

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-----------------------------------------------------------------------------------------------------------------------------
                         TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND  AND/OR                                                               HELD BY TRUSTEE
POSITION(S) HELD WITH    OFFICER
THE TRUST                SINCE
-----------------------------------------------------------------------------------------------------------------------------

OTHER OFFICERS

Gary T. Crum - 1947       1997     Director and President, A I M Capital Management, Inc.;    N/A
Senior Vice President              Director and Executive Vice President, A I M Management
                                   Group Inc.; Director and Senior Vice President, A I M
                                   Advisors, Inc.; and Director, A I M Distributors, Inc.
                                   and AMVESCAP PLC

Carol F. Relihan - 1954   1997     Director, Senior Vice President, General Counsel and       N/A
Senior Vice President              Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                      Group Inc.; Director, Vice President and General
                                   Counsel, Fund Management Company; and Vice President,
                                   A I M Fund Services, Inc., A I M Capital Management,
                                   Inc. and A I M Distributors, Inc.

Robert G. Alley - 1948    1997     Senior Vice President, A I M Capital Management, Inc.;     N/A
Vice President                     and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955     1997     Senior Vice President, A I M Capital Management, Inc.;     N/A
Vice President                     and Vice President, A I M Advisors, Inc.

Melville B. Cox - 1943    1997     Vice President and Chief Compliance Officer, A I M         N/A
Vice President                     Advisors, Inc. and A I M Capital Management, Inc.; and
                                   Vice President, A I M Fund Services, Inc.

Karen Dunn                1997     Senior Vice President, A I M Capital Management, Inc.;     N/A
Kelley - 1960                      Director and President, Fund Management Company; and
Vice President                     Vice President, A I M Advisors, Inc.

Edgar M. Larsen - 1940    1999     Vice President, A I M Advisors, Inc. and A I M Capital     N/A
Vice President                     Management, Inc.

Dana R. Sutton - 1959     1997     Vice President and Fund Treasurer, A I M Advisors, Inc.    N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
-----------------------------------------------------------------------------------------------------------------------------

OFFICE OF THE FUND      INVESTMENT ADVISOR          DISTRIBUTOR              AUDITORS                      SUB-ADVISOR
11 Greenway Plaza       A I M Advisors, Inc.        A I M Distributors,      Ernst & Young LLP             INVESCO Global Asset
Suite 100               11 Greenway Plaza           Inc.                     5 Houston Center              Management (N.A.), Inc.
Houston, TX 77046       Suite 100                   11 Greenway Plaza        1401 McKinney, Suite 1200     1315 Peachtree Street,
                        Houston, TX 77046           Suite 100                Houston, TX 77010-2007        N.E.
                                                    Houston, TX 77046                                      Atlanta, GA 30309

COUNSEL TO THE FUND     COUNSEL TO THE TRUSTEES     TRANSFER AGENT           CUSTODIAN
Ballard Spahr           Kramer, Levin, Naftalis &   A I M Fund Services,     State Street Bank and Trust
Andrews & Ingersoll,    Frankel LLP                 Inc.                     Company
LLP                     919 Third Avenue            P.O. Box 4739            225 Franklin Street
1735 Market Street      New York, NY 10022          Houston, TX 77210-4739   Boston, MA 02110
Philadelphia, PA 19103

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2002, 0% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1,511,985 for the Fund's tax year ended July 31, 2002, which will be taxed as long term gain.

                            EQUITY FUNDS                                            FIXED-INCOME FUNDS

    DOMESTIC EQUITY FUNDS                INTERNATIONAL/GLOBAL EQUITY FUNDS       TAXABLE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                             MORE AGGRESSIVE                    MORE AGGRESSIVE

AIM Emerging Growth                     AIM Developing Markets                  AIM High Yield II
AIM Small Cap Growth(1)                 AIM European Small Company              AIM High Yield
AIM Aggressive Growth                   AIM Asia Pacific Growth(2)              AIM Strategic Income
AIM Opportunities I(2,3)                AIM International Emerging Growth       AIM Income
AIM Mid Cap Growth                      AIM Global Aggressive Growth            AIM Global Income
AIM Dent Demographic Trends             AIM European Growth(2)                  AIM Total Return Bond
AIM Opportunities II(2,3)               AIM International Growth(2)             AIM Intermediate Government
AIM Constellation                       AIM Global Growth                       AIM Short Term Bond
AIM Large Cap Growth                    AIM Worldwide Spectrum                  AIM Floating Rate
AIM Weingarten                          AIM Global Trends                       AIM Limited Maturity Treasury
AIM Opportunities III(2,3)              AIM International Core Equity(2)        AIM Money Market
AIM Small Cap Equity
AIM Capital Development                           MORE CONSERVATIVE                  MORE CONSERVATIVE
AIM Mid Cap Core Equity(2)
AIM Select Equity                                SECTOR EQUITY FUNDS             TAX-FREE FIXED-INCOME FUNDS
AIM Premier Equity II(2)
AIM Premier Equity(2)                              MORE AGGRESSIVE                    MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology                      AIM High Income Municipal
AIM Large Cap Core Equity               AIM Global Science and Technology(2)    AIM Municipal Bond
AIM Charter                             AIM Global Energy                       AIM Tax-Free Intermediate
AIM Basic Value                         AIM Global Financial Services           AIM Tax-Exempt Cash
AIM Large Cap Basic Value               AIM Global Health Care
AIM Balanced                            AIM Global Utilities                         MORE CONSERVATIVE
AIM Basic Balanced                      AIM Real Estate
                                                                                       [AIM FUNDS LOGO]
    MORE CONSERVATIVE                             MORE CONSERVATIVE                --Registered Trademark--

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) On 3/18/02, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective 10/1/02, the fund reopened to new investors. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after October 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and manages approximately $135 billion in assets for more than 9 million shareholders, including individual investors, corporate clients and financial institutions.*

     The AIM Family of Funds--Registered Trademark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $364 billion in assets under management.*

*As of 6/30/02




                         INVEST WITH DISCIPLINE--Registered Trademark--
A I M Distributors, Inc.                                                ICE-AR-1

                                                                     APPENDIX IV

                      SEMIANNUAL REPORT / JANUARY 31, 2003

                       AIM INTERNATIONAL CORE EQUITY FUND

                                  [COVER IMAGE]

                                  INVESTMENTS

                             [AIM LOGO APPEARS HERE]
                                 --Servicemark--

                               AIMinvestments.com

================================================================================

                                  [COVER IMAGE]

                   PAVEMENT CAFE AT NIGHT BY VINCENT VAN GOGH

                VAN GOGH'S BRIGHTLY COLORED PAINTING CAPTURES THE

           VIBRANCY OF EUROPEAN CITY LIFE IN THE LATE 19TH CENTURY. IN

               SELECTING HOLDINGS FOR THE FUND, WE SEEK TO OWN THE

            REASONABLY PRICED STOCKS OF VIBRANT COMPANIES IN EUROPE,

                       ASIA AND OTHER PARTS OF THE WORLD.

================================================================================

AIM INTERNATIONAL CORE EQUITY FUND SEEKS HIGH TOTAL RETURNS.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o On July 1, 2002, AIM International Value Fund was renamed AIM International Core Equity Fund.

o AIM International Core Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses.

o   Class R shares are generally only available to retirement plans such as section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and IRA rollovers from such plans if an AIM fund was offered. They are sold at net asset value, that is, without up-front sales charges. Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12b-1 fees. (The inception date of Class A shares is 12/31/96.) Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

o In the management discussion and in the Schedule of Investments in this report, the fund's portfolio holdings are organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds tracked by Lipper, Inc., an independent mutual funds performance monitor.

o The unmanaged MSCI EAFE (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              TO OUR SHAREHOLDERS

                    DEAR SHAREHOLDER:

[PHOTO OF           We are forwarding you this report on the activities of your
ROBERT H.           AIM International Core Equity Fund for the six-month period
GRAHAM]             ended January 31, 2003. I invite you to carefully read the important information contained in the report.

INTERNATIONAL       INVESTMENT CLIMATE
STOCKS ALSO
SUSTAINED           The three-year bear market for equities--the worst since
LOSSES FOR THE      before World War II--continued during the reporting period.
REPORTING PERIOD    Domestic equities marked a low in early October, recovered
ROBERT H. GRAHAM    briefly, then declined again as 2002 drew to a close. The
                    new year opened on an optimistic note, but the rally faded and the major domestic stock indexes all produced negative returns for the reporting period as a whole. Even the real estate industry, which had bucked the negative trend in the stock market, faltered. International markets also declined.

                       Diversification again proved its worth, as robust demand
                    for fixed-income investments led to positive returns. For the first half of the reporting period, demand for bonds largely reflected investors' caution. In response to the severe bear market and ongoing high volatility, investors shunned equities in favor of the relative stability of bonds. But their appetite for risk strengthened toward the end of the reporting period. Corporate bonds ended up outperforming risk-free Treasury issues, and the high yield sector, which has languished the past few years, outperformed the investment-grade sector.

   One note of caution concerning the current bond rally: Existing bonds have been rising in value as interest rates have fallen, contributing to attractive total returns. But rates are now so low the upside potential of bond prices is limited. Sooner or later, the economy will expand more robustly, and interest rates will begin to rise. That will lower bond values, reducing total returns. As ever, diversification is an investing fundamental.

A REPORT ON AIM RESEARCH

The two pages that follow this letter present detailed information on some of the methods we at AIM use to manage your money. I hope it provides you with a better understanding of our investment process. I encourage you to read it carefully. One of our ongoing goals is to keep our shareholders well informed.

   To that end, we have also increased the number of comparative benchmarks we include in these reports.

   o We now compare your fund's performance to a broad market benchmark--typically the S&P 500 for domestic equity funds, for example, and the Lehman Aggregate Bond Index for domestic fixed-income funds. We have selected well-known, widely reported benchmarks, even if they do not reflect precisely the kinds of securities in which your fund invests. The intent is to give you an idea of where your fund stands vis-a-vis the market as a whole.

   o We also include what we call a style-specific market index, one we think more closely reflects the securities in which a fund invests. This can give you a sense of how your fund performed compared to the market segments in which it actually invests. You will notice that sometimes the performance of the style-specific index can be significantly better or worse than the performance of the market as a whole.

   o In addition, we have included your fund's Lipper category index. Lipper, Inc., an independent mutual fund performance monitor, classifies funds by investment objective, style and market segment, among other criteria. Typically, a Lipper index includes the 30 largest funds within a particular category, so your fund may or may not be included in the index.

   Keep in mind that each fund in a Lipper category may interpret its objective differently and be managed with its own variation on a basic style such as growth or value. Nevertheless, Lipper performance numbers provide one method of comparing your fund's performance with that of a peer group of similar funds.

   Again, our intent is to give you as much relevant information as possible with which to evaluate your AIM fund.

YOUR FUND MANAGERS' OBSERVATIONS

In the following pages, your fund's portfolio managers discuss market conditions during the reporting period and their investment strategies. I hope you find their comments informative.

   International stocks also sustained losses for the reporting period--a trend that adversely affected the fund's performance. Excluding sales charges, total return for Class A shares was -9.71% for the six months ended January 31, 2003. By comparison, the MSCI EAFE returned -9.15% while the Lipper International Fund Index returned -8.25% over the same period.

   Timely information about your fund and the markets is available at aiminvestments.com. Our Client Services Department can be reached during regular business hours at 800-959-4246.

OUTLOOK

As the reporting period closed, geopolitical risk, lingering doubts about corporate financial reporting, and mixed economic signals still weighed on markets, and, as ever, no one could predict when investor sentiment would change.

   But there are also positive signs. Low interest rates have kept the housing market vigorous and considerably lowered the cost of debt for corporations and other entities. The painful bear market has brought equity values into a much more realistic and attractive range than at the height of the 1990s market frenzy. We at AIM remain essential optimists about the resilience of both our economy and our markets. We are confident that over the long run disciplined investing in a diversified portfolio for which you have realistic expectations will remain a formula for investing success.

   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. I look forward to reporting to you again in six months.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 5, 2003

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


INTERNATIONAL STOCKS FACE DIFFICULT MARKET

The six-month reporting period was challenging for both U.S. and international stocks. However, rising foreign currency values helped boost international fund returns for U.S. investors. As shown on page 5, the fund recorded negative returns for the reporting period. Like you, we never like negative returns, but given the difficult conditions of equity markets around the world, the fund performed in line with its benchmark indexes.

RELEVANT MARKET CONDITIONS

Returns varied significantly according to region. For instance, some emerging Asian markets posted positive returns for 2002 while many European markets were down.

   Most European markets were hit hard by weak economic data, rising unemployment figures, and disappointing corporate earnings. European markets became increasingly volatile as the heavy equity exposure of the region's largest insurance companies forced them to sell stock holdings to maintain their legal solvency levels. Media and technology stocks were also hard hit.

   On a more positive note, many European currencies appreciated against the U.S. dollar in 2002, including the British pound and the euro. This meant U.S. investor returns received a boost when translated back into dollars. Additionally, the European Central Bank approved an interest rate reduction in December. This rate cut and the possibility of future rate reductions may help stimulate growth in the region.

   In Asia, excluding Japan, a decline in information technology spending weighed heavily on markets during 2002. Japan--Asia's largest economy--experienced an export-driven rebound in the first half of 2002, but the market sold off in the second half, due to continued uncertainties over bank reform and a deteriorating economic outlook. However, the Japanese yen, despite efforts by the government to weaken the currency, strengthened against the dollar during 2002.

   In Latin America, markets fell amid concerns about Argentina's default rate and misgivings about Brazil's ability to meet its debt obligations.

   At the close of the reporting period, the threat of a war with Iraq loomed as the greatest potential risk to investors. However, valuation risk had been significantly reduced because of the stock sell-off of the past few years. This was particularly true for international stocks, which are generally more attractively priced than their U.S. counterparts. We remain committed to our disciplined approach to equity selection, which focuses on the reasonably priced stocks of companies with solid fundamentals and favorable positions within their respective industries.

FUND STRATEGIES AND TECHNIQUES

As far as sector weightings were concerned, there was little change in the fund's portfolio over the reporting period. The fund continued to have significant exposure to financial, consumer-discretionary, energy and consumer-staples stocks. European financial stocks performed particularly well for the fund during the latter part of the reporting period. The fund also benefited from its energy and consumer-staples holdings. Investors were attracted to consumer-staples stocks because they tend to be more stable in volatile market environments.

PORTFOLIO COMPOSITION

as of 1/31/03, based on total net assets

====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                 TOP 10 INDUSTRIES*                               TOP 10 COUNTRIES*
------------------------------------------------------------------------------------------------------------------------------------
 1. Novartis A.G.-ADR (Switzerland)             3.2%     1. Banks                                15.1%    1. Japan             22.0%

 2. Nestle S.A.-ADR (Switzerland)               3.0      2. Integrated Oil & Gas                 13.2     2. United Kingdom    22.0

 3. Royal Dutch Petroleum Co. New York                   3. Pharmaceuticals                       9.2     3. Switzerland       10.8
    Shares (Netherlands)                        2.6

 4. HSBC Holdings PLC-ADR (United Kingdom)      2.6      4. Integrated Telecommunications                  4. Netherlands       8.4
                                                            Services                              8.4

 5. GlaxoSmithKline PLC-ADR (United Kingdom)    2.6      5. Packaged Foods & Meats                6.6      5. France            8.3

 6. Total Fina Elf S.A.-ADR (France)            2.5      6. Electric Utilities                    6.0      6. Spain             4.6

 7. Endesa S.A.-ADR (Spain)                     2.5      7. Consumer Electronics                  4.8      7. Italy             4.3

 8. Fuji Photo Film Co., Ltd-ADR (Japan)        2.4      8. Electronic Equipment & Instruments    3.6      8. Germany           3.8

 9. Scottish Power PLC (United Kingdom)         2.4      9. Diversified Chemicals                 2.6      9. South Korea       2.8

10. Societe Generale-ADR (France)               2.4     10. Photographic Products                 2.4     10. Denmark           1.6

                                                                                               TOTAL NUMBER OF HOLDINGS:         64
                                                                                               TOTAL NET ASSETS:       $83.3 Million

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
*Excluding money market funds.
====================================================================================================================================

   As of January 31, 2003, the fund had 64 holdings. Large-cap stocks made up nearly 90% of the portfolio, with Japan and the United Kingdom representing the top country allocations. Please keep in mind that the fund's sector and country allocations are primarily a by-product of our stock-selection process. We seek to own the favorably priced stocks of companies with established track records, regardless of sector or geographic location.

The fund's stock holdings included:

o Societe Generale, a French bank, performed well for the fund. The company benefited from consolidation in the French banking industry. Societe Generale has about 2,600 branches in France and more than 500 branches worldwide.

o Nestle of Switzerland, the world's largest food company, also posted gains for the fund. Although perhaps best known for its chocolate, the company also markets coffee, bottled water, pet food and other products. The company reported solid growth in 2002.

o Volvo, one of the fund's newest stocks, also performed well. A leading European and U.S. truck manufacturer, the company has the potential to realize substantial cost savings because of the complete integration of the Mack operation in North America into its operations.

o BAE Systems, a British firm, detracted from performance. The world's fourth-largest aerospace and defense company, it produces military aircraft, missiles, artillery locators, communications and navigation systems, radar, ships, space systems and aerospace electronics. Its stock declined after the company announced a profit warning and cost problems. The company could benefit, however, from increased defense spending.

IN CLOSING

We know that market conditions in recent years have been largely disappointing. We want to assure you that your fund management team continues to work diligently to meet the fund's investment objective of growth of capital.

FUND AND INDEX RETURNS

as of 1/31/03

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

including sales charges

CLASS A SHARES
Inception (12/31/96)           -1.19%
 5 Years                       -4.26
 1 Year                       -17.82

CLASS B SHARES
Inception (3/3/98)             -5.59
 1 Year                       -17.92

CLASS C SHARES
Inception (5/1/95)             -3.08
 5 Years                       -3.90
 1 Year                       -14.47

CLASS R SHARES
 5 Years                       -3.29
 1 Year                       -13.07

The fund's average annual total returns, including sales charges, for the periods ended 12/31/02, the most recent calendar quarter-end, were as follows. Class A shares, one year, -17.06%; five years, -3.19%; inception (12/31/96), -0.54%. Class B shares, one year, -17.13%; inception (3/3/98), -4.87%. Class C shares, one year, -13.73%; five years, -2.82%; inception (5/1/95), 3.67%. Class R shares, one year, -12.29%; five years, -2.22%; inception, 0.27%.

   Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

FUND VS. INDEXES

Total Returns 7/31/02-1/31/03
excluding sales charges

================================================================================

Class A Shares                          -9.71%

Class B Shares                          -9.98

Class C Shares                          -9.99

MSCI EAFE (Broad Market Index
and Style-specific Index)               -9.15

Lipper International Fund Index
(Peer Group)                            -8.25

================================================================================

                                    [GRAPHIC]

                           For More Information Visit
                               AIMinvestments.com

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                            INGRID BAKER, CO-MANAGER

                             FRANK CROWN, CO-MANAGER

                          LINDSAY DAVIDSON, CO-MANAGER

                            ERIK GRANADE, CO-MANAGER

                           MICHELE GARREN, CO-MANAGER

                             CHRIS LAING, CO-MANAGER

                           CHARLES RADTKE, CO-MANAGER

                            ANUJA SINGHA, CO-MANAGER

                             KENT STARKE, CO-MANAGER

                          STEPHEN K.THOMAS, CO-MANAGER


================================================================================

                          See important fund and index
                         disclosures inside front cover.

                             EDUCATION AND PLANNING


OLD BUT GOOD ADVICE--THINK LONG TERM AND STAY DIVERSIFIED

There have been a lot of bumps in the investing road since the stock market peaked in 2000, and you may have been tempted to simply stay out of the markets. Or you may have jumped around in the market, looking for hot funds. Both are bad ideas. Stay invested and diversify.

MARKETS HAVE DELIVERED

Of the 10 calendar years ended December 31, 2002, three have been negative for the S&P 500 (and they were the first back-to-back negative years since the 1970s).

   In fact, for the eight years ended December 31, 2002--a period that includes a three-year bear market, the worst one in a generation--the S&P 500 produced double-digit average annual total returns. (Of course, past performance cannot guarantee comparable future results.)

   Long-term (1926 through 2002) the performance of the U.S. stock market is excellent: 54 years with positive performance vs. 23 with negative performance. In addition, when the market rises, it tends to rise more than it falls during negative years. The average return for the market's 23 down years was -12.60%. But for the 54 up years, its average return was 22.76%.*

IT'S TIME, NOT TIMING

Research shows that pulling out of the stock market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. Even when markets have been as volatile as they have been the past few years, you were better off staying the course than trying to guess when to get out and get back in.

DIVERSIFICATION MATTERS

Markets and sectors have always gone in and out of favor, and they always will. Diversification is still the key to a strong portfolio in any market. The table of year by year results below shows bonds as the best choice over the past three years. That doesn't mean junk everything else and invest in bonds. It means stay diversified.

DON'T TRAVEL ALONE

You are bound to meet more obstacles and detours before you reach your investment destination. The road will feel a lot smoother if you travel with a financial advisor, someone who knows your goals, how much risk you can take and what investments will suit you best.

* Markets are represented by the S&P 500 from 1926 through 2002.

PAST PERFORMANCE CANNOT GUARANTEE COMPARABLE FUTURE RESULTS. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM HISTORICAL PERFORMANCE. Results are based on total returns and include reinvestment of dividends. An investment cannot be made directly in an index. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

================================================================================

THE PENALTY FOR MISSING THE MARKET

S&P 500 12/31/92-12/31/02

================================================================================

PERIOD                      AVERAGE        ANNUAL GROWTH
OF INVESTMENT             TOTAL RETURN     OF $10,000
Staying the Course            9.34%          $24,425
Miss the 10 Best Days         4.29            15,216
Miss the 20 Best Days          .47            10,478
Miss the 30 Best Days        -2.70             7,606
Miss the 40 Best Days        -5.34             5,774
Miss the 60 Best Days        -9.83             3,555

Sources: FactSet Research Systems, Lipper, Inc.

================================================================================

YEAR BY YEAR RESULTS

Average total returns for three asset classes

================================================================================

                                                                   U.S. BONDS
        U.S. STOCKS                FOREIGN STOCKS              (LEHMAN AGGREGATE
YEAR     (S&P 500)   (MSCI EAFE--REGISTERED TRADEMARK--INDEX)     BOND INDEX)
1997       33.35%                     1.78%                            9.65%
1998       28.60                      20.00                            8.69
1999       21.03                      26.96                           -0.82
2000       -9.10                     -14.17                           11.63
2001      -11.88                     -21.44                            8.44
2002      -22.09                     -15.94                           10.25

The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. The unmanaged MSCI Europe, Australasia and the Far East Index (the EAFE--Registered Trademark--) is a group of foreign securities tracked by Morgan Stanley Capital International. The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.

================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

January 31, 2003
(Unaudited)


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.31%

AUSTRALIA-1.52%

National Australia Bank Ltd.-ADR (Banks)          13,500   $ 1,266,300
======================================================================

BRAZIL-0.98%

Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)                                 4,100       113,365
----------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                          47,399       702,927
======================================================================
                                                               816,292
======================================================================

DENMARK-1.62%

Danske Bank A.S. (Banks)                          82,700     1,347,666
======================================================================

FINLAND-0.93%

Stora Enso Oyj-Class R (Paper Products)           82,100       776,270
======================================================================

FRANCE-8.31%

Compagnie de Saint-Gobain (Building
  Products)(a)                                    36,000     1,052,950
----------------------------------------------------------------------
Compagnie Generale des Etablissements
  Michelin- Class B (Tires & Rubber)              55,500     1,775,108
----------------------------------------------------------------------
Societe Generale-ADR (Banks)                     170,000     1,985,481
----------------------------------------------------------------------
Total Fina Elf S.A.-ADR (Integrated Oil &
  Gas)                                            31,000     2,105,210
======================================================================
                                                             6,918,749
======================================================================

GERMANY-3.84%

BASF A.G.-ADR (Diversified Chemicals)             43,000     1,600,030
----------------------------------------------------------------------
Bayer A.G.-ADR (Diversified Chemicals)            29,400       522,144
----------------------------------------------------------------------
Deutsche Bank A.G. (Banks)                        25,000     1,071,750
======================================================================
                                                             3,193,924
======================================================================

ITALY-4.25%

Eni S.p.A-ADR (Integrated Oil & Gas)              25,100     1,906,345
----------------------------------------------------------------------
Sanpaolo IMI S.p.A-ADR (Banks)                    55,000       752,950
----------------------------------------------------------------------
Telecom Italia S.p.A.-ADR (Integrated
  Telecommunication Services)                     11,600       881,600
======================================================================
                                                             3,540,895
======================================================================

JAPAN-21.97%

Canon Inc.-ADR (Office Electronics)               53,400     1,890,360
----------------------------------------------------------------------
East Japan Railway Co. (Railroads)(a)                210       965,175
----------------------------------------------------------------------
Fuji Photo Film Co., Ltd.-ADR (Photographic
  Products)                                       67,000     2,009,263
----------------------------------------------------------------------
Hitachi, Ltd.-ADR (Electronic Equipment &
  Instruments)                                    27,400     1,148,060
----------------------------------------------------------------------
Honda Motor Co., Ltd.-ADR (Automobile
  Manufacturers)                                  52,000       868,400
----------------------------------------------------------------------
Ito-Yokado Co., Ltd. (General Merchandise
  Stores)                                         33,000       883,597
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

JAPAN-(CONTINUED)

Kao Corp. (Household Products)                    51,000   $ 1,040,122
----------------------------------------------------------------------
Kyocera Corp.-ADR (Electronic Equipment &
  Instruments)                                    13,900       769,365
----------------------------------------------------------------------
Nintendo Co., Ltd. (Consumer Electronics)         15,500     1,220,503
----------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Integrated Telecommunication Services)            460     1,542,478
----------------------------------------------------------------------
Sony Corp-ADR (Consumer Electronics)              37,000     1,478,150
----------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               42,000     1,597,531
----------------------------------------------------------------------
Takefuji Corp. (Consumer Finance)                 14,570       743,783
----------------------------------------------------------------------
TDK Corp. (Electronic Equipment &
  Instruments)                                    26,000     1,069,191
----------------------------------------------------------------------
Toyota Motor Corp. (Automobile Manufacturers)     45,000     1,071,652
======================================================================
                                                            18,297,630
======================================================================

MEXICO-1.44%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Integrated Telecommunication Services)         40,000     1,197,600
======================================================================

NETHERLANDS-8.36%

ABN AMRO Holding N.V. (Banks)                     60,500       944,711
----------------------------------------------------------------------
ING Groep N.V.-ADR (Diversified Financial
  Services)                                       87,000     1,335,450
----------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Consumer Electronics)     77,600     1,333,944
----------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
  (Integrated Oil & Gas)                          51,998     2,178,196
----------------------------------------------------------------------
Unilever N.V.-New York Shares (Packaged Foods
  & Meats)                                        20,650     1,171,062
======================================================================
                                                             6,963,363
======================================================================

NORWAY-1.30%

Statoil A.S.A. (Integrated Oil & Gas)            140,000     1,082,198
======================================================================

PORTUGAL-1.41%

Portugal Telecom, SGPS, S.A.-ADR (Integrated
  Telecommunication Services)                    163,000     1,173,600
======================================================================

SOUTH KOREA-2.84%

Korea Electric Power Corp.-ADR (Electric
  Utilities)                                     114,000       947,340
----------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                       68,600     1,417,962
======================================================================
                                                             2,365,302
======================================================================

SPAIN-4.64%

Banco Popular Espanol S.A. (Banks)                19,500       797,983
----------------------------------------------------------------------
Endesa, S.A.-ADR (Electric Utilities)            169,500     2,050,950
----------------------------------------------------------------------
Repsol YPF, S.A.-ADR (Integrated Oil & Gas)       70,000     1,013,600
======================================================================
                                                             3,862,533
======================================================================


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

SWEDEN-1.14%

Volvo A.B.-Class B (Construction, Farm
  Machinery & Heavy Trucks)                       56,800   $   948,727
======================================================================

SWITZERLAND-10.80%

Nestle S.A.-ADR (Packaged Foods & Meats)          48,200     2,502,356
----------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               71,100     2,636,388
----------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              19,200     1,321,831
----------------------------------------------------------------------
Syngenta A.G. (Fertilizers & Agricultural
  Chemicals)                                      23,000     1,391,945
----------------------------------------------------------------------
Zurich Financial Services A.G. (Multi-Line
  Insurance)                                      11,666     1,136,049
======================================================================
                                                             8,988,569
======================================================================

UNITED KINGDOM-21.96%

Abbey National PLC (Banks)                       174,000     1,152,148
----------------------------------------------------------------------
BAE SYSTEMS PLC (Aerospace & Defense)            535,000     1,002,394
----------------------------------------------------------------------
BP PLC (Integrated Oil & Gas)                    311,800     1,961,881
----------------------------------------------------------------------
BT Group PLC-ADR (Integrated
  Telecommunication Services)                     26,600       777,784
----------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                         329,700     1,797,546
----------------------------------------------------------------------
Diageo PLC (Distillers & Vintners)               159,000     1,626,379
----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)         55,030     2,132,963
----------------------------------------------------------------------
HSBC Holdings PLC-ADR (Banks)                     39,900     2,142,630
----------------------------------------------------------------------
Kingfisher PLC (Home Improvement Retail)         350,000     1,109,767
----------------------------------------------------------------------
Marks & Spencer Group PLC (Department Stores)    170,000       833,046
----------------------------------------------------------------------
Rolls-Royce PLC (Aerospace & Defense)            425,000       684,288
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Royal Bank of Scotland Group PLC (Banks)          49,000   $ 1,080,712
----------------------------------------------------------------------
Scottish Power PLC (Electric Utilities)          359,200     1,986,486
======================================================================
                                                            18,288,024
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $92,018,000)                          81,027,642
======================================================================

MONEY MARKET FUNDS-4.71%

STIC Liquid Assets Portfolio(b)                1,961,662     1,961,662
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,961,662     1,961,662
======================================================================
    Total Money Market Funds (Cost
      $3,923,324)                                            3,923,324
======================================================================
TOTAL INVESTMENTS-102.02% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $95,941,324)                84,950,966
======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
MONEY MARKET FUNDS-2.11%

STIC Liquid Assets Portfolio(b)(c)               880,811       880,811
----------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                       880,810       880,810
======================================================================
Total Money Market Funds (purchased with cash
  collateral from securities loaned) (Cost
  $1,761,621)                                                1,761,621
======================================================================
TOTAL INVESTMENTS-104.13% (Cost $97,702,945)                86,712,587
======================================================================
OTHER ASSETS LESS LIABILITIES-(4.13%)                       (3,442,513)
======================================================================
NET ASSETS-100.00%                                         $83,270,074
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $97,702,945)*                                 $86,712,587
-----------------------------------------------------------
Receivables for:
  Investments sold                                  692,274
-----------------------------------------------------------
  Fund shares sold                                  427,768
-----------------------------------------------------------
  Dividends                                         184,499
-----------------------------------------------------------
Investment for deferred compensation plan            21,976
-----------------------------------------------------------
Other assets                                         27,638
===========================================================
    Total assets                                 88,066,742
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             623,430
-----------------------------------------------------------
  Fund shares reacquired                          2,262,849
-----------------------------------------------------------
  Deferred compensation plan                         21,976
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                        1,761,621
-----------------------------------------------------------
Accrued distribution fees                            70,575
-----------------------------------------------------------
Accrued trustees' fees                                  766
-----------------------------------------------------------
Accrued transfer agent fees                          24,992
-----------------------------------------------------------
Accrued operating expenses                           30,459
===========================================================
    Total liabilities                             4,796,668
===========================================================
Net assets applicable to shares outstanding     $83,270,074
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $31,632,615
___________________________________________________________
===========================================================
Class B                                         $15,213,472
___________________________________________________________
===========================================================
Class C                                         $36,321,323
___________________________________________________________
===========================================================
Class R                                         $   102,664
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                           2,906,683
___________________________________________________________
===========================================================
Class B                                           1,441,782
___________________________________________________________
===========================================================
Class C                                           3,446,057
___________________________________________________________
===========================================================
Class R                                               9,438
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.88
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.88 divided by
      94.50%)                                   $     11.51
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $     10.55
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $     10.54
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                       $     10.88
___________________________________________________________
===========================================================

* At January 31, 2003, securities with an aggregate market value of $1,767,420 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended January 31, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $93,330)                                      $   711,404
-----------------------------------------------------------
Dividends from affiliated money market funds         14,904
-----------------------------------------------------------
Interest                                              6,056
===========================================================
    Total investment income                         732,364
===========================================================

EXPENSES:

Advisory fees                                       438,170
-----------------------------------------------------------
Administrative services fees                         25,206
-----------------------------------------------------------
Custodian fees                                       23,515
-----------------------------------------------------------
Distribution fees -- Class A                         58,849
-----------------------------------------------------------
Distribution fees -- Class B                         72,786
-----------------------------------------------------------
Distribution fees -- Class C                        196,936
-----------------------------------------------------------
Distribution fees -- Class R                            154
-----------------------------------------------------------
Transfer agent fees                                 136,441
-----------------------------------------------------------
Trustees' fees                                        4,216
-----------------------------------------------------------
Other                                                80,163
===========================================================
    Total expenses                                1,036,436
===========================================================
Less: Fees waived                                       (74)
-----------------------------------------------------------
    Expenses paid indirectly                           (709)
===========================================================
    Net expenses                                  1,035,653
===========================================================
Net investment income (loss)                       (303,289)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (750,908)
-----------------------------------------------------------
  Foreign currencies                                (23,692)
===========================================================
                                                   (774,600)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (8,197,464)
-----------------------------------------------------------
  Foreign currencies                                 (7,012)
===========================================================
                                                 (8,204,476)
===========================================================
Net gain (loss) from investment securities
  and foreign currencies                         (8,979,076)
===========================================================
Net increase (decrease) in net assets
  resulting from operations                     $(9,282,365)
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended January 31, 2003 and the year ended July 31, 2002 (Unaudited)

                                                               JANUARY 31,       JULY 31,
                                                                  2003             2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (303,289)    $    250,955
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            (774,600)      (5,437,574)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (8,204,476)      (8,137,146)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (9,282,365)     (13,323,765)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --         (326,844)
-------------------------------------------------------------------------------------------
  Class B                                                               --         (112,822)
-------------------------------------------------------------------------------------------
  Class C                                                               --         (586,319)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        1,031,729       10,710,635
-------------------------------------------------------------------------------------------
  Class B                                                        3,257,692        6,669,654
-------------------------------------------------------------------------------------------
  Class C                                                       (2,059,908)     (12,052,459)
-------------------------------------------------------------------------------------------
  Class R                                                           87,042           13,905
===========================================================================================
    Net increase (decrease) in net assets                       (6,965,810)      (9,008,015)
===========================================================================================

NET ASSETS:

  Beginning of period                                           90,235,884       99,243,899
===========================================================================================
  End of period                                               $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $100,946,065     $ 98,629,510
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (619,949)        (316,660)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (6,073,625)      (5,299,025)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (10,982,417)      (2,777,941)
===========================================================================================
                                                              $ 83,270,074     $ 90,235,884
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund"), formerly AIM International Value Fund, (the "Fund") is a series portfolio of AIM Advisor Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve high total return. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management (N.A.), Inc. (IGAM) whereby AIM pays IGAM 40% of the net fee paid by the Fund to AIM. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). For the six months ended January 31, 2003, AIM waived fees of $74.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2003, AIM was paid $25,206 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2003, AFS retained $71,505 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2003, the Class A, Class B, Class C and Class R shares paid $58,849, $72,786, $196,936 and $154, respectively.

    Front-end sales commissions and CDSCs are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSCs are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2003, AIM Distributors retained $9,408 in front-end sales commissions from the sale of Class A shares and $100, $57, $1,531 and $0 for Class A, Class B, Class C shares and Class R shares, respectively.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended January 31, 2003, the Fund paid legal fees of $1,790 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended January 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $698 and reduction in custodian fees of $11 under expense offset arrangement which resulted in a reduction of the Fund's total expenses of $709.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended January 31, 2003.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At January 31, 2003, securities with an aggregate value of $1,767,420 were on loan to brokers. The loans were secured by cash collateral of $1,761,621 received by the Fund and subsequently invested in affiliated money market funds.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
July 31, 2010                                  $2,448,915
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2003 was $9,530,281 and $6,282,072, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  9,699,695
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (20,702,649)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(11,002,954)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $97,715,541.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares and Class R shares are subject to CDSC charges. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Changes in shares outstanding during the six months ended January 31, 2003 and the year ended July 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                   JANUARY 31, 2003               JULY 31, 2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,959,116    $ 33,468,583     3,602,188    $ 47,084,959
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        518,425       5,741,136       784,310      10,006,307
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        769,375       8,464,281       871,261      11,192,071
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         8,397          87,065         1,043          13,905
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        23,834         301,266
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         8,627         106,544
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        42,024         518,574
======================================================================================================================
Conversion of Class B to Class A shares:**
  Class A                                                         11,241         126,438            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (11,517)       (126,438)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (2,898,207)    (32,563,292)   (2,788,316)    (36,675,590)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (214,355)     (2,357,006)     (270,555)     (3,443,197)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (962,422)    (10,524,189)   (1,870,536)    (23,763,104)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                            (2)            (23)           --              --
======================================================================================================================
                                                                 180,051    $  2,316,555       403,880    $  5,341,735
______________________________________________________________________________________________________________________
======================================================================================================================

*  Class R shares commenced sales on June 3, 2002.
** Prior to the year ended July 31, 2002, conversion of Class B shares to Class
   A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                      --------------------------------------------------------------------------
                                                      SIX MONTHS            YEAR ENDED        SEVEN MONTHS        YEAR ENDED
                                                         ENDED               JULY 31,            ENDED           DECEMBER 31,
                                                      JANUARY 31,       ------------------      JULY 31,      ------------------
                                                         2003            2002       2001          2000         1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.05         $ 13.96    $ 18.78      $ 19.92       $ 16.57    $ 14.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.02)(a)        0.09(a)    0.08(a)      0.08(a)       0.13       0.09
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (1.15)          (1.86)     (2.64)       (1.22)         3.57       1.59
================================================================================================================================
    Total from investment operations                      (1.17)          (1.77)     (2.56)       (1.14)         3.70       1.68
================================================================================================================================
Less distributions:
  Dividends from net investment income                       --              --         --           --         (0.28)     (0.10)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           (0.14)     (2.26)          --         (0.07)        --
================================================================================================================================
    Total distributions                                      --           (0.14)     (2.26)          --         (0.35)     (0.10)
================================================================================================================================
Net asset value, end of period                          $ 10.88         $ 12.05    $ 13.96      $ 18.78       $ 19.92    $ 16.57
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                           (9.71)%        (12.71)%   (14.66)%      (5.72)%       22.54%     11.20%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $31,633         $34,143    $27,870      $30,153       $31,412    $28,281
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.97%(c)        1.82%      1.57%        1.54%(d)      1.51%      1.57%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.97%(c)        1.82%      1.67%        1.64%(d)      1.72%      1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.29)%(c)       0.70%      0.49%        0.70%(d)      0.71%      0.84%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                    7%             23%        23%          18%           24%         9%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $33,353,843.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                              --------------------------------------------------------------------------------
                                                                                                                 MARCH 3, 1998
                                              SIX MONTHS          YEAR ENDED       SEVEN MONTHS                   (DATE SALES
                                                 ENDED             JULY 31,           ENDED        YEAR ENDED    COMMENCED) TO
                                              JANUARY 31,      -----------------     JULY 31,     DECEMBER 31,   DECEMBER 31,
                                                 2003           2002      2001         2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.72        $ 13.67   $ 18.59     $ 19.81        $ 16.48         $ 16.21
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.05)(a)       0.01(a)   (0.05)(a)     (0.01)(a)     (0.01)         0.00
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (1.12)         (1.82)    (2.61)      (1.21)          3.56            0.27
==============================================================================================================================
    Total from investment operations              (1.17)         (1.81)    (2.66)      (1.22)          3.55            0.27
==============================================================================================================================
Less distributions:
  Dividends from net investment income               --             --        --          --          (0.15)             --
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --          (0.14)    (2.26)         --          (0.07)             --
==============================================================================================================================
    Total distributions                              --          (0.14)    (2.26)         --          (0.22)             --
==============================================================================================================================
Net asset value, end of period                  $ 10.55        $ 11.72   $ 13.67     $ 18.59        $ 19.81         $ 16.48
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                   (9.98)%       (13.27)%  (15.42)%     (6.16)%        21.70%           1.67%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $15,213        $13,471   $ 8,572     $ 5,883        $ 5,642         $ 4,289
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.62%(c)       2.48%     2.36%       2.32%(d)       2.27%           2.32%(d)
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.62%(c)       2.48%     2.36%       2.32%(d)       2.38%           2.46%(d)
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.94)%(c)      0.04%    (0.30)%     (0.08)%(d)     (0.05)%          0.09%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                            7%            23%       23%         18%            24%              9%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $14,438,423.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS             YEAR ENDED          SEVEN MONTHS         YEAR ENDED
                                                     ENDED                JULY 31,              ENDED            DECEMBER 31,
                                                  JANUARY 31,       ---------------------      JULY 31,      --------------------
                                                     2003            2002          2001          2000          1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 11.71         $ 13.66       $ 18.58      $ 19.80       $  16.48    $  14.93
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.05)(a)        0.01(a)      (0.05)(a)     (0.01)(a)     (0.01)(a)    0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (1.12)          (1.82)        (2.61)       (1.21)          3.55        1.55
=================================================================================================================================
    Total from investment operations                  (1.17)          (1.81)        (2.66)       (1.22)          3.54        1.55
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   --              --            --           --          (0.15)         --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --           (0.14)        (2.26)          --          (0.07)         --
=================================================================================================================================
    Total distributions                                  --           (0.14)        (2.26)          --          (0.22)         --
=================================================================================================================================
Net asset value, end of period                      $ 10.54         $ 11.71       $ 13.66      $ 18.58       $  19.80    $  16.48
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                       (9.99)%        (13.29)%      (15.42)%      (6.16)%        21.64%      10.38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $36,321         $42,610       $62,802      $89,084       $108,821    $105,083
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.62%(c)        2.48%         2.36%        2.32%(d)       2.27%       2.32%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  2.62%(c)        2.48%         2.36%        2.32%(d)       2.38%       2.46%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.94)%(c)       0.04%        (0.30)%      (0.08)%(d)     (0.05)%      0.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                7%             23%           23%          18%            24%          9%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $39,066,106.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                              CLASS R
                                                              ----------------------------------------
                                                              SIX MONTHS             JUNE 3, 2002
                                                                 ENDED          (DATE SALES COMMENCED)
                                                              JANUARY 31,            TO JULY 31,
                                                                 2003                    2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.04                 $ 13.92
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          (0.02)(a)                0.01(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.14)                  (1.89)
======================================================================================================
    Total from investment operations                             (1.16)                  (1.88)
======================================================================================================
Net asset value, end of period                                  $10.88                 $ 12.04
______________________________________________________________________________________________________
======================================================================================================
Total return(b)                                                  (9.64)%                (13.51)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  103                 $    13
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets                           2.12%(c)                1.97%(d)
======================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)               0.55%(d)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(e)                                           7%                     23%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $61,143.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES             OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham              Robert H. Graham                             11 Greenway Plaza
Mark H. Williamson            Chairman and President                       Suite 100
Frank S. Bayley                                                            Houston, TX 77046
Bruce L. Crockett             Mark H. Williamson
Albert R. Dowden              Executive Vice President                     INVESTMENT ADVISOR
Edward K. Dunn Jr.                                                         A I M Advisors, Inc.
Jack M. Fields                Carol F. Relihan                             11 Greenway Plaza
Carl Frischling               Senior Vice President and Secretary          Suite 100
Prema Mathai-Davis                                                         Houston, TX 77046
Lewis F. Pennock              Gary T. Crum
Ruth H. Quigley               Senior Vice President                        SUB-ADVISOR
Louis S. Sklar                                                             INVESCO Global Asset Management (N.A.), Inc.
                              Dana R. Sutton                               1360 Peachtree Street, N.E., Suite 100
                              Vice President and Treasurer                 Atlanta, GA 30309

                              Robert G. Alley                              TRANSFER AGENT
                              Vice President                               A I M Fund Services, Inc.
                                                                           P.O. Box 4739
                              Stuart W. Coco                               Houston, TX 77210-4739
                              Vice President
                                                                           CUSTODIAN
                              Melville B. Cox                              State Street Bank and Trust Company
                              Vice President                               225 Franklin Street
                                                                           Boston, MA 02110
                              Karen Dunn Kelley
                              Vice President                               COUNSEL TO THE FUND
                                                                           Ballard Spahr
                              Edgar M. Larson                              Andrews & Ingersoll, LLP
                              Vice President                               1735 Market Street
                                                                           Philadelphia, PA 19103

                                                                           COUNSEL TO THE TRUSTEES
                                                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                           919 Third Avenue
                                                                           New York, NY 10022

                                                                           DISTRIBUTOR
                                                                           A I M Distributors, Inc.
                                                                           11 Greenway Plaza
                                                                           Suite 100
                                                                           Houston, TX 77046

================================================================================

                                     [ART]

                                MORE AGGRESSIVE

                                 SECTOR EQUITY

                          INTERNATIONAL/GLOBAL EQUITY

                                DOMESTIC EQUITY

                                  FIXED INCOME

                               MORE CONSERVATIVE

================================================================================

THE AIM FAMILY OF FUNDS--Registered Trademark--

        DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

       MORE AGGRESSIVE                                   MORE AGGRESSIVE                                 TAXABLE

AIM Emerging Growth Fund                   AIM Developing Markets Fund                               MORE AGGRESSIVE
AIM Small Cap Growth Fund(1)               AIM European Small Company Fund
AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund(2)               AIM High Yield Fund II
AIM Opportunities I Fund(2,3)              AIM International Emerging Growth Fund        AIM High Yield Fund
AIM Mid Cap Growth Fund                    AIM Global Aggressive Growth Fund             AIM Strategic Income Fund
AIM Libra Fund                             AIM European Growth Fund(2)                   AIM Income Fund
AIM Dent Demographic Trends Fund           AIM International Growth Fund(2)              AIM Global Income Fund
AIM Opportunities II Fund(2,3)             AIM Global Growth Fund                        AIM Total Return Bond Fund
AIM Constellation Fund                     AIM Worldwide Spectrum Fund                   AIM Intermediate Government Fund
AIM Large Cap Growth Fund                  AIM Global Trends Fund                        AIM Short Term Bond Fund
AIM Weingarten Fund                        AIM International Core Equity Fund(2)         AIM Floating Rate Fund
AIM Opportunities III Fund(2,3)                                                          AIM Limited Maturity Treasury Fund(4,5)
AIM Small Cap Equity Fund                               MORE CONSERVATIVE                AIM Money Market Fund
AIM Capital Development Fund
AIM Mid Cap Core Equity Fund(2)                          SECTOR EQUITY                              MORE CONSERVATIVE
AIM Select Equity Fund
AIM Premier Equity II Fund(2)                           MORE AGGRESSIVE                                  TAX-FREE
AIM Premier Equity Fund(2)
AIM Blue Chip Fund                         AIM New Technology Fund                                   MORE AGGRESSIVE
AIM Mid Cap Basic Value Fund               AIM Global Science and Technology Fund(2)
AIM Large Cap Core Equity Fund             AIM Global Energy Fund                        AIM High Income Municipal Fund
AIM Charter Fund                           AIM Global Financial Services Fund            AIM Municipal Bond Fund
AIM Basic Value Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund(4,5)
AIM Large Cap Basic Value Fund             AIM Global Utilities Fund                     AIM Tax-Exempt Cash Fund
AIM Balanced Fund*                         AIM Real Estate Fund
AIM Basic Balanced Fund*                                                                            MORE CONSERVATIVE
                                                        MORE CONSERVATIVE
       MORE CONSERVATIVE

*Domestic equity and income Fund

Equity and fixed-income funds are shown from more aggressive to more conservative. When assessing the degree of risk, qualitative and quantitative factors considered included the funds' portfolio holdings, diversification permitted within the fund, the funds' standard deviations for three, five, 10, 15, 20 and 25 years, R-squared and beta analysis relative to the style-specific benchmarks, and the possibility of incorporating portfolio management tools such as leverage, derivatives and short selling. Fund rankings are relative to one another within The AIM Family of Funds--Servicemark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For more information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (2) The following fund name changes became effective 7/1/02:
AIM Asian Growth Fund renamed AIM Asia Pacific Growth Fund; AIM European Development Fund renamed AIM European Growth Fund; AIM Global Telecommunications and Technology Fund renamed AIM Global Science and Technology Fund; AIM International Equity Fund renamed AIM International Growth Fund; AIM International Value Fund renamed AIM International Core Equity Fund; AIM Large Cap Opportunities Fund renamed AIM Opportunities III Fund; AIM Mid Cap Equity Fund renamed AIM Mid Cap Core Equity Fund; AIM Mid Cap Opportunities Fund renamed AIM Opportunities II Fund; AIM Small Cap Opportunities Fund renamed AIM Opportunities I Fund; AIM Value Fund renamed AIM Premier Equity Fund; AIM Value II Fund renamed AIM Premier Equity II Fund. (3) Effective Oct. 1, 2002, the fund reopened to new investors. (4) Class A shares closed to new investors on Oct. 30, 2002. (5) Class A3 shares were first offered on October 31, 2002.

     For more complete information about any AIM fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. This brochure is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Please read it carefully before investing. If used after April 20, 2003, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual Funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $124 billion in assets for approximately 9 million shareholders, including individual investors, corporate clients and financial institutions. The AIM Family of Funds--Servicemark-- is distributed nationwide. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $333 billion in assets under management. As of 12/31/02.

Mutual       Retirement    Annuities   College     Separately    Offshore     Alternative    Cash
Funds        Products                  Savings     Managed       Products     Investments    Management
                                       Plans       Accounts

                      [AIM INVESTMENTS LOGO APPEARS HERE]
                                --Servicemark--

AIMinvestments.com                                                     ICE-SAR-1

                                                                      APPENDIX V

PRO FORMA FINANCIAL STATEMENTS
PRO FORMA STATEMENT OF INVESTMENT SECURITIES*
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

          SHARES OR PRINCIPAL AMOUNT                                                                          VALUE
-----------------------------------------                                                  ----------------------------------------

     AIM           INVESCO                                                                      AIM          INVESCO
INTERNATIONAL   INTERNATIONAL                                                              INTERNATIONAL  INTERNATIONAL
 CORE EQUITY      BLUE CHIP     PRO FORMA                                        INDUSTRY   CORE EQUITY     BLUE CHIP     PRO FORMA
    FUND         VALUE FUND     COMBINED          DESCRIPTION                    CODE           FUND        VALUE FUND    COMBINED
-------------   -------------   ---------         -----------                    --------  -------------  -------------   ---------

                                           92.52% COMMON STOCKS

                                            1.44% AUSTRALIA

                    32,300        32,300          National Australia Bank Ltd     BA                      $   656,671   $    656,671
                                                  National Australia Bank Ltd
                                                  Sponsored ADR
    13,500                        13,500          Representing 5 Ord Shrs         BA        $  1,374,300                   1,374,300
====================================================================================================================================
                                                                                                                           2,030,971
                                            0.81% CANADA

    57,000          20,000        77,000          Barrick Gold                    GO             852,150      299,000      1,151,150
====================================================================================================================================
                                            2.05% DENMARK

   102,600          47,400       150,000          Danske Bank A/S                 BA           1,976,194      911,997      2,888,191
====================================================================================================================================
                                            2.57% FINLAND

    59,800          28,500        88,300          Nokia Oyj                       TE           1,013,634      482,179      1,495,813
   133,000          62,500       195,500          Stora Enso Pyj Series R Shrs    PR           1,448,409      679,365      2,127,774
====================================================================================================================================
                                                                                                                           3,623,587
                                            8.25% FRANCE

    36,900          17,900        54,800          Compagnie de Saint-Gobain       BP           1,279,820      619,668      1,899,488
                                                  Compagnie Generale des
                                                  Etablissements Michelin
    62,200          27,700        89,900          Series B Shrs                   TR           2,305,444    1,024,773      3,330,217
                    16,900        16,900          Societe Generale Series A Shrs  BA                        1,033,550      1,033,550
                                                  Societe Generale Sponsored ADR
                                                  Representing 1/5
   182,000                       182,000          Ord Shr                         BA           2,226,151                   2,226,151
                                                  TotalFinaElf SA Sponsored ADR
                                                  Representing 1/2
    32,600          15,150        47,750          Ord Shr                         IO           2,141,820      995,355      3,137,175
====================================================================================================================================
                                                                                                                          11,626,581
                                            3.70% GERMANY

                    21,300        21,300          BASF AG (a)                     DC                          950,119        950,119
                                                  BASF AG Sponsored ADR
    47,700                        47,700          Representing Ord Shrs           DC           2,127,420                   2,127,420
    28,200          13,300        41,500          Deutsche Bank AG                BA           1,452,300      687,815      2,140,115
====================================================================================================================================
                                                                                                                           5,217,654
                                            2.95% ITALY

                                                  Eni SpA Sponsored ADR
    26,600          13,000        39,600          Representing 5 Ord Shrs(a)      IO           1,889,930      923,650      2,813,580


                                                  Sanpaolo IMI SpA Sponsored
                                                  ADR Representing 2
    55,000          26,800        81,800          Ord Shrs(a)                     BA             907,500      442,200      1,349,700
====================================================================================================================================
                                                                                                                           4,163,280
                                           16.95% JAPAN

                    23,000        23,000          Canon Inc                       OE                          929,566        929,566
                                                  Canon Inc Sponsored ADR
    45,800                        45,800          Representing Ord Shrs           OE           1,837,038                   1,837,038
                    36,000        36,000          Fuji Photo Film Ltd             PT                          917,659        917,659
                                                  Fuji Photo Film Ltd Sponsored
                                                  ADR Representing
    73,200                        73,200          Ord Shrs                        PT           1,906,787                   1,906,787
                                                  Hitachi Ltd Sponsored ADR
                                                  Representing 10 Ord
    27,400          14,200        41,600          Shrs                            EE             919,270      476,410      1,395,680
    33,000          17,000        50,000          Ito-Yokado Ltd                  FR             778,610      399,841      1,178,451
    56,000          25,000        81,000          Kao Corp                        HP           1,024,520      455,937      1,480,457
                     6,900         6,900          Kyocera Corp                    EE                          336,726        336,726
                                                  Kyocera Corp Sponsored ADR
                                                  Representing Ord
    13,900                        13,900          Shrs                            EE             683,741                     683,741
    18,900           9,300        28,200          Nintendo Ltd                    LP           1,481,667      726,782      2,208,449
       490                           490          Nippon Telegraph & Telephone    IE           1,722,841                   1,722,841
                                                  Nippon Telegraph & Telephone
                                                  Sponsored ADR Representing
                    46,300        46,300          1/200 Ord Shr                   IE                          807,472        807,472
    49,400          24,300        73,700          Sony Corp Sponsored ADR
                                                  Representing Ord Shrs           CL           1,222,156      601,182      1,823,338
    44,600          21,000        65,600          Takeda Chemical Industries Ltd  PH           1,639,416      769,495      2,408,911
    14,570           7,850        22,420          Takefuji Corp                   CF             761,069      408,758      1,169,827
    26,000          12,500        38,500          TDK Corp                        EE             905,413      433,926      1,339,339
    53,000          24,500        77,500          Toyota Motor                    AM           1,203,684      554,670      1,758,354
====================================================================================================================================
                                                                                                                          23,904,636
                                            1.33% MEXICO
                                                  Telefonos de Mexico SA de CV
                                                  Sponsored ADR
    41,700          20,500        62,200          Representing 20 Series L Shrs   IE           1,259,757      619,305      1,879,062
====================================================================================================================================
                                            7.42% NETHERLANDS
    65,500                        65,500          ABN AMRO Holding NV             BA           1,108,786                   1,108,786
                                                  ABN AMRO Holding NV Sponsored
                    31,200        31,200          ADR Representing Ord Shrs       BA                          516,048        516,048
                    61,100        61,100          ING Groep NV                    ML                          992,130        992,130
                                                  ING Groep NV Sponsored ADR
                                                  Representing Ord
   126,200                       126,200          Shrs                            DF           2,059,584                   2,059,584
                                                  Koninklijke Philips
                                                  Electronics NV New York
    84,600          41,000       125,600          Registered Shrs                 CL           1,580,328      765,880      2,346,208
                                                  Royal Dutch Petroleum
    42,900                        42,900          New York Shrs                   IO           1,753,752                   1,753,752
                                                  Unilever NV New York
    18,000           8,875        26,875          Registered Shrs                 PF           1,133,460      558,859      1,692,319
====================================================================================================================================
                                                                                                                          10,468,827

          SHARES OR PRINCIPAL AMOUNT                                                                          VALUE
-----------------------------------------                                                  ----------------------------------------

     AIM           INVESCO                                                                      AIM          INVESCO
INTERNATIONAL   INTERNATIONAL                                                              INTERNATIONAL  INTERNATIONAL
 CORE EQUITY      BLUE CHIP     PRO FORMA                                        INDUSTRY   CORE EQUITY     BLUE CHIP     PRO FORMA
    FUND         VALUE FUND     COMBINED          DESCRIPTION                    CODE           FUND        VALUE FUND    COMBINED
-------------   -------------   ---------         -----------                    --------  -------------  -------------   ---------

                                            1.29% NORWAY

   149,600          78,900       228,500          Statoil ASA                     OR           1,186,521      625,761      1,812,282
====================================================================================================================================
                                            1.36% PORTUGAL

                                                  Portugal Telecom SGPS SA
                                                  Sponsored ADR
   184,700          86,600       271,300          Representing Ord Shrs           IE           1,307,676      613,128      1,920,804
====================================================================================================================================
                                                  2.66% SOUTH KOREA

                                                  Korea Electric Power Sponsored
                                                  ADR Representing
   123,000          56,800       179,800          1/2 Ord Shr                     EU           1,158,660      535,056      1,693,716
                                                  KT Corp Sponsored ADR
    68,600          32,700       101,300          Representing 1/2 Ord Shr        IE           1,388,464      661,848      2,050,312
====================================================================================================================================
                                                                                                                           3,744,028
                                            5.03% SPAIN
    19,500           9,900        29,400          Banco Popular Espanol SA        BA             947,120      479,942      1,427,062
                                                  Endesa SA Sponsored ADR
   190,000          88,300       278,300          Representing Ord Shrs           EU           2,707,500    1,258,275      3,965,775
                                                  Repsol YPF SA Sponsored ADR
                                                  Representing Ord
    79,200          37,600       116,800          Shrs                            IO           1,152,360      547,080      1,699,440
====================================================================================================================================
                                                                                                                           7,092,277
                                            1.28% SWEDEN

    61,400          28,700        90,100          Volvo AB Series B Shrs          AM           1,231,314      573,670      1,804,984
====================================================================================================================================
                                           10.63% SWITZERLAND

                     5,500         5,500          Nestle SA(a)                    PF                        1,121,249      1,121,249
                                                  Nestle SA Sponsored ADR
    47,100                        47,100          Representing 1/2 Ord Shr        PF           2,400,565                   2,400,565
                    34,300        34,300          Novartis AG(a)                  PH                        1,352,982      1,352,982
                                                  Novartis AG Sponsored ADR
    73,200                        73,200          Representing Ord Shrs           PH           2,889,936                   2,889,936
    29,900          13,100        43,000          Roche Holding AG                PH           1,905,457      833,540      2,738,997
    30,000          14,150        44,150          Syngenta AG(a)                  FA           1,550,731      730,296      2,281,027
    14,200           6,632        20,832          Zurich Financial Services AG    ML           1,499,483      699,238      2,198,721
====================================================================================================================================
                                                                                                                          14,983,477
                                           22.78% UNITED KINGDOM

   174,000          86,700       260,700          Abbey National PLC              BA           1,237,372      615,936      1,853,308
    79,600          44,300       123,900          Amersham PLC                    HC             572,748      318,434        891,182
   590,200         268,500       858,700          BAE Systems PLC                 AE           1,199,174      544,995      1,744,169
   380,300         179,400       559,700          BP PLC                          IO           2,412,397    1,136,869      3,549,266
                   143,000       143,000          BT Group PLC                    IE                          409,675        409,675
                                                  BT Group PLC Sponsored ADR
                                                  Representing 10 Ord
    26,600                        26,600          Shrs                            IE             773,262                     773,262
   357,200         176,000       533,200          Cadbury Schweppes PLC           PF           1,991,560      980,303      2,971,863
   170,100          79,000       249,100          Diageo PLC                      BR           1,888,613      876,257      2,764,870
                    34,000        34,000          GlaxoSmithKline PLC             PH                          681,430        681,430
                                                  GlaxoSmithKline PLC Sponsored
                                                  ADR Representing
    45,700           5,600        51,300          2 Ord Shrs                      PH           1,851,764      226,912      2,078,676
                   101,000       101,000          HSBC Holdings PLC               BA                        1,106,556      1,106,556
                                                  HSBC Holdings PLC Sponsored
                                                  ADR Representing 5
    43,500                        43,500          Ord Shrs                        BA           2,379,015                   2,379,015
   376,400         171,000       547,400          Kingfisher PLC                  GM           1,472,339      668,220      2,140,559
   170,000          82,571       252,571          Marks & Spencer Group PLC       FR             792,806      384,690      1,177,496
   425,000         210,000       635,000          Rolls-Royce PLC(a)              AE             617,042      304,586        921,628
                                                  Royal Bank of Scotland
    58,200          27,200        85,400          Group PL                        BA           1,527,956      713,382      2,241,338
   389,300         184,500       573,800          Scottish Power PLC              EU           2,421,219    1,146,335      3,567,554
                                                  Shell Transport & Trading PLC
                                                  New York Registered
                    24,400        24,400          Shrs                            IO                          880,596        880,596
====================================================================================================================================
                                                                                                                          32,132,443
                                                  TOTAL COMMON STOCKS (COST
                                                  $94,923,922, $44,529,932 AND
                                                  $139,453,854, RESPECTIVELY)                                            130,444,234
====================================================================================================================================
                                            5.84% SHORT-TERM
                                                  INVESTMENTS-UNITED STATES

                                            5.84% INVESTMENT COMPANIES

                                                  INVESCO Treasurer's Series
                                                  Money Market Reserve
                                                  Fund(c)(d), 1.084%(Cost $0,
                                                  $4,076,439 and
                 4,076,439     4,076,439          $4,076,439, respectively)        IN                       4,076,439      4,076,439
                                                  STIC Liquid Assets Portfolio
                                                  (Cost $2,077,785, $0
 2,077,785                     2,077,785          and $2,077,785, respectively)    IN          2,077,785                   2,077,785
                                                  STIC Prime Portfolio (Cost
                                                  $2,077,785, $0 and
 2,077,785                     2,077,785          $2,077,785, respectively)        IN          2,077,785                   2,077,785
====================================================================================================================================
                                                  TOTAL SHORT-TERM INVESTMENTS
                                                  (COST $4,155,570, $4,076,439
                                                  AND $8,232,009, RESPECTIVELY)                                            8,232,009
====================================================================================================================================
                                           98.36% TOTAL INVESTMENTS AT VALUE
                                                  (COST $99,079,492, $48,606,371
                                                  AND $147,685,863,
                                                  RESPECTIVELY)                               92,595,575   46,080,668    138,676,243
====================================================================================================================================
                                            1.64% OTHER ASSETS LESS LIABILITIES                4,052,857   (1,666,303)     2,318,879
====================================================================================================================================
                                          100.00% NET ASSETS AT VALUE                        $96,648,432  $44,414,365   $140,995,122
====================================================================================================================================

(a) Loaned security, a portion or all of the security is on loan at April 30, 2003.

(b)  Security is non-income producing.

(c) The security is purchased with the cash collateral received from securities on loan.

(d)  Security is an affiliated company.

* As of 4/30/03, all of the securities held by the AIM International Core Equity Fund would comply with the compliance guidelines and/or investment restrictions of the INVESCO International Blue Chip Value Fund.

See Notes to Financial Statements

SUMMARY OF INVESTMENTS BY INDUSTRY                                                       VALUE
                                                                     -----------------------------------------------
                                                                          AIM            INVESCO
                                                          % OF       INTERNATIONAL     INTERNATIONAL
                                            INDUSTRY   NET ASSETS     CORE EQUITY        BLUE CHIP       PRO FORMA
INDUSTRY                                        CODE    AT VALUE         FUND           VALUE FUND       COMBINED
--------                                    --------   ----------    -------------     -------------     -----------

Aerospace & Defense                              AE       1.89%      $    1,816,216    $     849,581   $   2,665,797
Automobile Manufacturers                         AM       2.53            2,434,998        1,128,340       3,563,338
Banks                                            BA      15.82           15,136,694        7,164,097      22,300,791
Building Products                                BP       1.35            1,279,820          619,668       1,899,488
Brewers                                          BR       1.96            1,888,613          876,257       2,764,870
Consumer Finance                                 CF       0.83              761,069          408,758       1,169,827
Consumer Electronics                             CL       2.96            2,802,484        1,367,062       4,169,546
Diversified Chemicals                            DC       2.18            2,127,420          950,119       3,077,539
Diversified Financial Services                   DF       1.46            2,059,584                0       2,059,584
Electronic Equipment & Instruments               EE       2.66            2,508,424        1,247,062       3,755,486
Electric Utilities                               EU       6.54            6,287,379        2,939,666       9,227,045
Fertilizers & Agricultural Chemicals             FA       1.62            1,550,731          730,296       2,281,027
Food Retail                                      FR       1.67            1,571,416          784,531       2,355,947
General Merchandise Stores                       GM       1.52            1,472,339          668,220       2,140,559
Gold                                             GO       0.82              852,150          299,000       1,151,150
Health Care Equipment                            HC       0.63              572,748          318,434         891,182
Household Products                               HP       1.05            1,024,520          455,937       1,480,457
Integrated Telecommunication Services            IE       6.78            6,452,000        3,111,428       9,563,428
Investment Companies                             IN       5.84            4,155,570        4,076,439       8,232,009
Integrated Oil & Gas                             IO       9.81            9,350,259        4,483,550      13,833,809
Leisure Products                                 LP       1.57            1,481,667          726,782       2,208,449
Multi-Line Insurance                             ML       2.26            1,499,483        1,691,368       3,190,851
Office Electronics                               OE       1.96            1,837,038          929,566       2,766,604
Oil & Gas Refining & Marketing                   OR       1.29            1,186,521          625,761       1,812,282
Packaged Foods & Meats                           PF       5.81            5,525,585        2,660,411       8,185,996
Pharmaceuticals                                  PH       8.62            8,286,573        3,864,359      12,150,932
Paper Products                                   PR       1.51            1,448,409          679,365       2,127,774
Photographic Products                            PT       2.00            1,906,787          917,659       2,824,446
Telecommunications Equipment                     TE       1.06            1,013,634          482,179       1,495,813
Tires & Rubber                                   TR       2.36            2,305,444        1,024,773       3,330,217
Other Assets Less Liabilities                             1.64            4,052,857       (1,666,303)      2,318,879
====================================================================================================================
                                                        100.00%      $   96,648,432    $  44,414,365   $ 140,995,122
====================================================================================================================

See Notes to Financial Statements

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
INVESCO INTERNATIONAL FUNDS, INC.
APRIL 30, 2003
UNAUDITED

                                                            AIM             INVESCO
                                                       INTERNATIONAL      INTERNATIONAL
                                                        CORE EQUITY      BLUE CHIP VALUE        PRO FORMA            PRO FORMA
                                                           FUND               FUND             ADJUSTMENTS           COMBINED
                                                       -------------     ---------------       -----------           ---------

ASSETS
Investment Securities:
At Cost(a)                                             $ 99,079,492       $  48,606,371                            $147,685,863
===============================================================================================================================
At Value(a)                                            $ 92,595,575       $  46,080,668                            $138,676,243
Cash                                                              0           1,333,665      $     (31,532)           1,302,133

Foreign Currencies (Cost $79,871, $35,599
  and $115,470, respectively)                                81,590              36,056                                 117,646

Receivables:
  Investment Securities Sold                                936,610           1,351,486                               2,288,096
  Fund Shares Sold                                        3,558,862             468,177                               4,027,039
  Dividends                                                 709,010             292,963                               1,001,973
  Due from Advisor                                               --                  --             67,675               67,675
  Foreign Tax Reclaim                                        40,845              42,218                                  83,063
Prepaid Expenses and Other Assets                            43,017              29,626                                  72,643
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                             97,965,509          49,634,859             36,143          147,636,511
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Custodian                                                  31,532                   0            (31,532)                   0
  Investment Securities Purchased                         1,055,581             105,074                               1,160,655
  Fund Shares Repurchased                                    56,243           1,009,394                               1,065,637
  Securities Loaned                                               0           4,076,439                               4,076,439
Depreciation on Forward Foreign Currency
 Contracts                                                        0               9,317                                   9,317
Accrued Distribution Expenses
  Investor Class                                                 --               7,787                                   7,787
  Class A                                                    20,638                 683                                  21,321
  Class B                                                    24,258                 230                                  24,488
  Class C                                                    68,170               2,038                                  70,208
  Class R                                                        78                  --                                      78
Accrued Merger Expenses                                          --                  --            135,350              135,350
Accrued Expenses and Other Payables                          60,577               9,532                                  70,109
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,317,077           5,220,494            103,818            6,641,389
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                                    $ 96,648,432       $  44,414,365         $  (67,675)        $140,995,122
===============================================================================================================================
NET ASSETS
Paid-in Capital                                        $111,179,144       $  59,342,941                            $170,522,085
Accumulated Undistributed Net Investment
  Income (Loss)                                             (87,190)            385,049         $  (67,675)             230,184
Accumulated Undistributed Net Realized Loss
  on Investment Securities and
  Foreign Currency Transactions                          (7,969,730)        (12,797,238)                            (20,766,968)

Net Depreciation of Investment Securities
  and Foreign Currency Transactions                      (6,473,792)         (2,516,387)                             (8,990,179)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE, APPLICABLE TO
SHARES OUTSTANDING                                     $ 96,648,432       $  44,414,365         $  (67,675)        $140,995,122
===============================================================================================================================
NET ASSETS AT VALUE:
Investor Class                                                   --       $  39,323,230         $  (18,869)(b)     $ 39,304,361
===============================================================================================================================
Class A                                                $ 44,331,350       $   3,098,051         $  (22,752)(b)     $ 47,406,649
===============================================================================================================================
Class B                                                $ 16,362,777           $ 293,209         $   (7,992)(b)     $ 16,647,994
===============================================================================================================================
Class C                                                $ 35,375,548       $   1,699,875         $  (17,785)(b)     $ 37,057,638
===============================================================================================================================
Class R                                                $    578,757                  --         $     (277)(b)     $    578,480
===============================================================================================================================
Shares Outstanding
Investor Class                                                   --           5,252,036                               5,252,036
Class A                                                   3,953,808             416,512          5,958,515(c)         6,375,027
Class B                                                   1,508,059              39,508          2,205,226(c)         2,244,734
Class C                                                   3,263,533             234,648          4,886,125(c)         5,120,773
Class R                                                      51,669                  --             77,271(c)(d)         77,271
===============================================================================================================================
NET ASSET VALUE PER SHARE:
Investor Class, Offering and Redemption
  Price per Share                                                --       $        7.49                            $       7.48
Class A
  Redemption Price per Share                           $      11.21       $        7.44                            $       7.44
  Offering Price per Share (Maximum sales charge
of 5.50%, 5.50% and 5.50%, respectively)               $      11.86       $        7.87                            $       7.87
Class B, Offering and Redemption Price per Share       $      10.85       $        7.42                            $       7.42
Class C, Offering and Redemption Price per Share       $      10.84       $        7.24                            $       7.24
Class R, Offering and Redemption Price per Share       $      11.20                  --                            $       7.49
===============================================================================================================================

(a) Investment securities at cost and value at April 30, 2003 include $3,945,206 and $3,945,206, respectively, of securities loaned for INVESCO International Blue Chip Value Fund and Pro Forma Combined.

(b) Adjustment for Pro Forma Combined bearing half of the expenses related to the proposed merger.

(c) Adjustment to reflect the exchange of shares of common stock outstanding from AIM International Core Equity Fund to INVESCO International Blue Chip Value Fund.

(d) Conversion of AIM International Core Equity Fund - Class R shares at INVESCO International Blue Chip Value Fund - Investor Class shares net asset value per share.

See Notes to Financial Statements

PRO FORMA STATEMENT OF OPERATIONS
INVESCO INTERNATIONAL FUNDS, INC.
YEAR ENDED APRIL 30, 2003
UNAUDITED

                                                            AIM             INVESCO
                                                       INTERNATIONAL      INTERNATIONAL
                                                        CORE EQUITY      BLUE CHIP VALUE      PRO FORMA         PRO FORMA
                                                           FUND               FUND           ADJUSTMENTS        COMBINED
                                                       -------------     ---------------     -----------        ---------

INVESTMENT INCOME
INCOME
Dividends                                              $   2,933,852     $  1,539,181                         $  4,473,033
Interest                                                      24,066           23,476                               47,542
Securities Loaned Income                                      24,408           13,822                               38,230
  Foreign Taxes Withheld                                    (244,298)        (184,966)                            (429,264)
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME                                               2,738,028        1,391,513                            4,129,541
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                     896,054          351,779       $ (223,943)(a)       1,023,890
Distribution Expenses
  Investor Class                                                  --          110,389                              110,389
  Class A                                                    122,023            4,003                              126,026
  Class B                                                    143,429            1,377                              144,806
  Class C                                                    403,068           14,669                              417,737
  Class R                                                        460               --               47(a)              507
Transfer Agent Fees
  Investor Class                                                  --          285,682                              285,682
  Class A                                                    104,504            2,288          134,131(a)          240,923
  Class B                                                     43,010              530           42,760(a)           86,300
  Class C                                                    120,838           19,340          (35,271)(a)         104,907
  Class R                                                        296               --              529(a)              825
Administrative Services Fees                                  50,000           31,107           (9,674)(a)          71,433
Custodian Fees and Expenses                                   51,912           40,997           25,765(b)          118,674
Directors' Fees and Expenses                                   8,523           14,474           (7,317)(b)          15,680
Interest Expenses                                                  0            1,203                                1,203
Professional Fees and Expenses                                34,799           33,392          (22,145)(b)          46,046
Registration Fees and Expenses
  Investor Class                                                  --           18,011                               18,011
  Class A                                                     23,800            1,343                               25,143
  Class B                                                      9,795            1,221                               11,016
  Class C                                                     27,520            1,958                               29,478
  Class R                                                         67               --                                   67
Reports to Shareholders                                       32,240           61,623                               93,863
Other Expenses                                                34,234           18,222             (470)(b)          51,986
---------------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES                                           2,106,572        1,013,608          (95,588)          3,024,592
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser
    Investor Class                                                --          (53,116)          33,159(c)          (19,957)
    Class A                                                     (114)               0              114(c)                0
    Class B                                                      (47)          (1,828)           1,575(c)             (300)
    Class C                                                     (131)         (14,475)          14,606(c)                0
    Class R                                                        0               --             (137)(c)            (137)
  Fees and Expenses Paid Indirectly                           (1,832)            (328)           1,206(b)             (954)
---------------------------------------------------------------------------------------------------------------------------
    NET EXPENSES                                           2,104,448          943,861          (45,065)          3,003,244
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                        633,580          447,652           45,065           1,126,297
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                   (3,870,132)      (5,620,577)                          (9,490,709)
  Foreign Currency Transactions                              (66,633)         967,922                              901,289
---------------------------------------------------------------------------------------------------------------------------
    Total Net Realized Loss                               (3,936,765)      (4,652,655)                          (8,589,420)
---------------------------------------------------------------------------------------------------------------------------
Change in Net Appreciation/Depreciation of:
  Investment Securities                                  (15,765,963)      (9,314,731)                         (25,080,694)
  Foreign Currency Transactions                                3,767        3,492,435                            3,496,202
---------------------------------------------------------------------------------------------------------------------------
    Total Change in Net
      Appreciation/Depreciation                          (15,762,196)      (5,822,296)                         (21,584,492)
---------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                      (19,698,961)     (10,474,951)                         (30,173,912)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                      $ (19,065,381)    $(10,027,299)      $   45,065        $(29,047,615)
===========================================================================================================================

(a) Reflects adjustments to Investment Advisory Fees, Distribution Expenses, Transfer Agent Fees and Administrative Services Fees based on the surviving Fund's contractual fee obligation.

(b)  Reflects elimination of duplicate services or fees.

(c) Reflects adjustment to the level of the surviving Fund's voluntary expense reimbursement.

See Notes to Financial Statements

PRO FORMA NOTES TO FINANCIAL STATEMENTS
UNAUDITED

NOTE 1 --  BASIS OF COMBINATION

On June 9, 2003, the Board of Directors of INVESCO International Funds, Inc.- INVESCO International Blue Chip Value Fund and AIM International Core Equity Fund a separate series of AIM Investment Funds (collectively the "Funds", individually the "Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of AIM International Core Equity Fund, INVESCO International Blue Chip Value Fund will acquire all of the assets of AIM International Core Equity Fund subject to the liabilities of such Fund, in exchange for a number of shares of INVESCO International Blue Chip Value Fund equal in value to the net assets of AIM International Core Equity Fund (the "Merger").

The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2003. The unaudited pro forma statement of investment securities and statement of assets and liabilities reflect the financial position of the Funds at April 30, 2003. The unaudited pro forma statement of operations reflects the results of operations of the Funds for the year ended April 30, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for each Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of International Blue Chip Value Fund for pre-combination periods will not be restated.

The unaudited pro forma statement of investment securities, unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statement of Additional Information.

NOTE 2 -- SECURITY VALUATION

Domestic (U.S.) equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are primarily traded. In the event that closing bid prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

NOTE 3 -- CAPITAL SHARES

The unaudited pro forma net asset value per share assumes additional shares of common stock of INVESCO International Blue Chip Value Fund issued in connection with the proposed acquisition of AIM International Core Equity Fund by INVESCO International Blue Chip Value Fund as of April 30, 2003. The number of additional shares issued was calculated by dividing the net asset value of each Class of AIM International Core Equity Fund by the respective Class' net asset value per share of INVESCO International Blue Chip Value Fund.

NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on April 30, 2003. AIM International Core Equity Fund expenses were adjusted assuming INVESCO International Blue Chip Value Fund's fee structure was in effect for the entire year ended April 30, 2003.

NOTE 5 -- MERGER COSTS

Merger costs are estimated at approximately $135,350 and are not included in the unaudited pro forma statement of operations since these costs are not recurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. INVESCO Funds Group, Inc., Investment Adviser to the Funds, will bear half of the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization based on their relative net assets.

NOTE 6 -- FEDERAL INCOME TAXES

The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

The Fund intends to offset any net capital gains with any available capital loss carry forward until each carry forward has been fully utilized or expires. The amount of capital loss carry forward, which may offset INVESCO International Blue Chip Value Fund's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carry forward has been fully utilized or expires.

                        INVESCO INTERNATIONAL FUNDS, INC.

                            PART C. OTHER INFORMATION

ITEM 15. Indemnification provisions for officers, directors, and employees of the Company are set forth in Article VII of the Articles of Amendment and Restatement of the Articles of Incorporation ("Articles"), and are hereby incorporated by reference. See Item 16(1) below. Under these Articles, directors, and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to the Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

ITEM 16.   EXHIBITS

           (1) Articles of Amendment and Restatement of the Articles of Incorporation, filed December 2, 1999.(5)

               (a) Articles of Amendment to the Articles of Amendment and Restatement of the Articles of Incorporation, dated June 2, 2000
               (6)

               (b) Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation, filed December 4, 2000.(7)

               (c) Articles of Amendment to the Articles of Amendment and Restatement of the Articles of Incorporation, filed December 4, 2000 (7)

               (d) Certificate of Correction to the Articles of Amendment to the Articles of the Articles of Amendment and Restatement of the Articles of Incorporation, filed January 28, 2002. (10)

               (e) Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation, filed February 4, 2002. (10)

               (f) Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation filed October 21, 2002. (11)

               (g) Articles of Amendment to the Articles of Amendment and Restatement of the Articles of Incorporation filed October 21, 2002. (11)

               (h) Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation filed February 10, 2003. (12)

               (i) Articles of Amendment to the Articles of Amendment and Restatement of the Articles of Incorporation filed February 10, 2003. (12)

               (j) Certificate of Correction to the Articles of Amendment and Restatement of the Articles of Incorporation filed July 11, 2003.
               (13)

               (k) Articles Supplementary to the Articles of Amendment and Restatement of the Articles of Incorporation filed July 11, 2003.
               (13)

           (2) Bylaws as of July 21, 1993. (2)

           (3) Voting Trust Agreement - none

           (4) Agreement and Plan of Reorganization is filed herewith as Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement and is incorporated herein by reference.

           (5) Provisions of instruments defining the right of holders of the Registrant's securities are contained in Articles III, IV, and VIII of the Articles of Amendment and Restatement of the Articles of Incorporation and Articles I, V, VI, VII, VIII and IX of the Bylaws of the Registrant.

           (6) (a) Investment Advisory Agreement dated February 28, 1997 (1)

                   (1) Amendment dated January 30, 1998 to Advisory
                   Agreement.(3)


                   (2) Amendment dated September 18, 1998 to Advisory Agreement.(4)

                   (3) Amendment dated May 13, 1999 to Advisory Agreement.(5)

                   (4) Amendment dated October 29, 1999 to Advisory
                   Agreement.(5)


                   (5) Amendment dated November 28, 2000 to Advisory
                   Agreement.(8)


                   (6) Amendment dated November 1, 2002 to Advisory
                   Agreement.(11)


               (b) Sub-advisory Agreement dated February 28, 1997 between
                   INVESCO Funds Group, Inc. and INVESCO Asset Management Limited with respect to European Fund.(1)

                   (1) Amendment dated January 1, 1998 to Sub-Advisory Agreement.(5)

                   (2) Amendment dated May 13, 1999 to Sub-Advisory
                   Agreement.(5)


                   (3) Amendment dated November 28, 2000 to Sub-Advisory Agreement.(9)

               (c) Sub-advisory Agreement dated September 18, 1998 between
                   INVESCO Funds Group, Inc. and INVESCO Global Asset Management (N.A.) with respect to International Blue Chip Value Fund.(4)


                   (1) Amendment dated May 13, 1999 to Sub-Advisory
                   Agreement.(5)


               (7) Underwriting Agreement between Registrant and A I M
                   Distributors, Inc. dated July 1, 2003.(13)

               (8) (a) Retirement Plan for Independent Directors dated October
                   30, 2001.(10)

                   (b) Deferred Retirement Plan Account Agreement for Independent Directors.(13)

               (9) Custody Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001, as amended September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002,
                   April 30, 2002, May 10, 2002, July 31, 2002, August 30, 2002,
                   October 21, 2002, November 1, 2002, November 30, 2002, December 26, 2002, January 31, 2003, and February 10, 2003.(12)


               (10)(a) Amended and Restated Master Plan and Agreement of
                   Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Investor Class shares.(13)

                   (b) Amended and Restated Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class A shares.(13)

                   (c) Amended and Restated Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class B shares. (13)

                   (d) Amended and Restated Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class C shares. (13)

                   (e) Amended and Restated Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated July 1, 2003 with respect to the Funds' Class K shares. (13)

                   (f) Form of Master Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to International Blue Chip Value Fund's Class R shares. (13)

                   (g) Multiple Class Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 adopted July 1, 2003. (13)

               (11)Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered (filed herewith).

               (12)Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters and consequences to shareholders discussed in the Combined Proxy Statement and Prospectus (to be filed).

               (13)(a) Transfer Agency Agreement between Registrant and INVESCO
                   Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000,
                   May 15, 2001, September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002, July 31, 2002,
                   August 30, 2002, October 21, 2002, November 1, 2002, November 30, 2002, December 26, 2002, January 31, 2003, and February 10, 2003. (12)

               (b) Administrative Services Agreement between Registrant and
                   INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000,
                   November 29, 2000, May 15, 2001, September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002,
                   July 31, 2002, August 30, 2002, October 21, 2002, November 1,
                   2002, November 30, 2002, December 26, 2002, January 31, 2003,
                   and February 10, 2003. (12)

               (14)Consent of Independent Accountants (filed herewith)

               (15)Financial Statements omitted pursuant to Item 14(a)(1) - None

               (16)Powers of Attorney - Previously filed on July 25, 2003 in
                   Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A and incorporated by reference herein.

               (17)Proxy Card (filed herewith).

----------

(1) Previously filed with Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A on February 25, 1997 and incorporated by reference herein.

(2) Previously filed with Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A on November 17, 1997, and incorporated by reference herein.

(3) Previously filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A on February 26, 1998, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A on December 30, 1998, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A on January 25, 2000 and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A on October 12, 2000 and incorporated by reference herein.

(7) Previously filed with Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A on December 11, 2000 and incorporated by reference herein.

(8) Previously filed with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A on December 21, 2000 and incorporated by reference herein.

(9) Previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on December 7, 2001 and incorporated by reference herein.

(10) Previously filed with Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A on February 4, 2002 and incorporated by reference herein.

(11) Previously filed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A on October 24, 2002 and incorporated by reference herein.

(12) Previously filed with Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A on February 13, 2003 and incorporated by reference herein.

(13) Previously filed with Post-Effective Amendment No. 25 to the Registrant's Registrant's Registration Statement on Form N-1A on July 25, 2003 and incorporated by reference herein.

ITEM 17. UNDERTAKINGS

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended ("1933 Act") the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agreees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver and the State of Colorado, on this 13th day of August, 2003.

ATTEST:                                     INVESCO International Funds, Inc.


/s/ GLEN A. PAYNE                           By: /s/ RAYMOND R. CUNNINGHAM
------------------------------------           ---------------------------------
Glen A. Payne                                  Raymond R. Cunningham
Secretary                                      President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                                   Title                          Date
---------                                                   -----                          ----
/s/ RAYMOND R. CUNNINGHAM                       President, Director and Chief          August 13, 2003
---------------------------------------         Executive Officer
Raymond R. Cunningham

/s/ RONALD L. GROOMS                            Treasurer and Chief Financial          August 13, 2003
---------------------------------------         and Accounting Officer
Ronald L. Grooms

*                                               Director                               August 13, 2003
---------------------------------------
Sueann Ambron

*                                               Director                               August 13, 2003
---------------------------------------
Victor L. Andrews

*                                               Director                               August 13, 2003
---------------------------------------
Bob R. Baker

*                                               Director                               August 13, 2003
---------------------------------------
Lawrence H. Budner

*                                               Director                               August 13, 2003
---------------------------------------
James T. Bunch

*                                               Director                               August 13, 2003
---------------------------------------
Richard W. Healey

*                                               Director                               August 13, 2003
---------------------------------------
Gerald J. Lewis

*                                               Director                               August 13, 2003
---------------------------------------
John W. McIntyre

*                                               Director                               August 13, 2003
---------------------------------------
Larry Soll


By: *                                                                                  August 13, 2003
    ----------------------------------
    Edward F. O'Keefe
    Attorney in Fact


By: /s/ GLEN A. PAYNE                                                                  August 13, 2003
    ----------------------------------
    Glen A. Payne
    Attorney in Fact

----------------------
* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant have been filed with the Securities and Exchange Commission on July 28, 2003.

                                  EXHIBIT INDEX

EXHIBIT
NO.           DESCRIPTION
---           -----------
11            Opinion and Consent of Kirkpatrick & Lockhart LLP

14            Consent of Independent Accountants

17            Proxy Card